Exhibit 10.1
MASTER LEASE AND SECURITY AGREEMENT
Between
The Entities That Are Signatories Hereto As “Landlord”,
as Landlord
and
The Entities That Are Signatories Hereto As “Tenant”,
as Tenant
April 26, 2018

i

6.	Condition and Maintenance of the Premises	22
6.1.	Acceptance “AS IS”	22
6.2.	Tenant’s Maintenance Obligations	22
6.3.	Upgrade Expenditures	22
6.4.	Alterations	26
6.5.	Revenue Enhancing Projects	27
6.6.	Granting of Easements and Licenses	33

7.	Events of Default; Remedies	33
7.1.	Master Lease Events of Default	33
7.2.	Facility Defaults	35
7.3.	Landlord Termination Right	37
7.4.	Remedies	37

8.	Obligations of Tenant on Expiration or Early Termination of the Lease	41
8.1.	Surrender of Possession	41
8.2.	Transition of Operations	41
8.3.	Facility Termination	43
8.4.	Tenant Property	44
8.5.	Holding Over	44
8.6.	Survival	45

9.	Certain Landlord Rights	45
9.1.	Landlord’s Security Interest and Financing Statements	45
9.2.	Entry and Examination of Records	45
9.3.	Estoppel Certificates	45
9.4.	Conveyance Release	46
9.5.	Landlord’s Financing	46

10.	Assignment and Subletting	46
10.1.	Prohibition on Transfer	46
10.2.	Effect of any Unapproved Transfer	46
10.3.	Permitted Transfers	47
10.4.	Rights of Landlord	47
10.5.	Transfer Defined	47
10.6.	Subleases	48

11.	Damage and Destruction	48
11.1.	Notice of Property Loss	48
11.2.	Substantial Destruction	49
11.3.	Partial Destruction	49

11.4.	Restoration	49
11.5.	Disbursement of Insurance Proceeds	50
11.6.	Insufficient Proceeds/Risk of Loss	51
11.7.	Landlord’s Inspection	51
11.8.	Not Trust Funds	51
11.9.	Waiver	51
11.10.	Facility Mortgagee	51

12.	Condemnation	51
12.1.	Total Taking	52
12.2.	Partial Taking	52
12.3.	Restoration	52
12.4.	Temporary Taking	52
12.5.	Waiver	52

13.	Indemnification by Tenant	52
13.1.	Indemnity	52
13.2.	Indemnity Claims Process	53
13.3.	Survival of Indemnity	54
13.4.	Waiver of Subrogation	54

14.	Combination of Leases and New Leases	54
14.1.	Combination of Leases	54
14.2.	New Lease	54

15.	Miscellaneous	54
15.1.	Attorneys’ Fees	54
15.2.	Non-Recourse	54
15.3.	General REIT Provisions	55
15.4.	Prohibited Transactions	55
15.5.	Personal Property REIT Requirements	55
15.6.	Impermissible Services REIT Requirements	56
15.7.	Waiver of Jury Trial	56
15.8.	Notices	56
15.9.	Interpretation	57
15.10.	Time of the Essence	57
15.11.	Severability	57
15.12.	General Terms	58
15.13.	Governing Law	58
15.14.	Anti-Terrorism Representations	59
15.15.	Notice to the Department of Health	59

15.16.	Confidentiality	59
15.17.	Permitted Contests	60
15.16.	State Specific Provisions	61

EXHIBITS AND SCHEDULES

Defined Terms	Exhibit A
Real Property Legal Description	Exhibit B
Landlord Personal Property	Exhibit C
Fair Market Rental	Exhibit D
Intentionally Deleted	Exhibit E
Financial, Management and Regulatory Reports	Exhibit F
Restrictive Covenants	Exhibit G
Combination of Leases and New Leases; Proportionate Shares	Exhibit H
Intentionally Deleted	Exhibit I
Intentionally Deleted	Exhibit J
Form of Subordination of Management Agreement	Exhibit K
Sale Facilities	Exhibit L
Facility Information	Schedule 1
Authorizations and Licensed Units/Beds	Schedule 1A
Existing Leases and Existing ARLs/Documents	Schedule 2.3.1
Site Specific Provisions	Schedule 2.3.5
Rent Credit	Schedule 4.1.5
[Reserved]	Schedule 4.1.6
[Reserved]	Schedule 4.6
Facilities Previously Under Existing Lease with no Vehicle Conveyance	Schedule 5.3
Affiliate Management Agreements	Schedule 5.10.1
Illustrative Example of Upgrade Expenditures Provisions	Schedule 6.3.5
Form of Officer’s Certificate for Revenue Enhancing Projects	Schedule 6.5.5.9
Form of Guaranty Reaffirmation	Schedule 7.2.7

MASTER LEASE AND SECURITY AGREEMENT
This MASTER LEASE AND SECURITY AGREEMENT (this “Lease”) is entered into as of April 26, 2018 (the “Effective Date”) by and between each of the entities identified on Schedule 1 as a Landlord (individually and collectively, “Landlord”), and each of the entities identified on Schedule 1 as a Tenant (individually and collectively, “Tenant”).
NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth in this Lease, Landlord and Tenant hereby agree as follows:
1.Defined Terms. For all purposes of this Lease, (a) except as otherwise expressly provided, all accounting terms not otherwise defined in this Lease have the meanings assigned to them under GAAP and (b) words whose initial letters are capitalized are defined terms. When used in this Lease, defined terms shall have the meaning set forth on Exhibit A to this Lease or as defined elsewhere in this Lease and include the plural as well as the singular.
2.    Premises; Single Lease; Lease Combination and Amendment and Restatement.
2.1.    Premises. Subject to the Permitted Encumbrances and the terms and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the real property legally described on Exhibit B, the improvements located thereon (each a “Facility”, and collectively, the “Facilities”) and the personal property owned by Landlord and located therein (and specifically excluding the Excluded Property and the Excluded Vehicles, which shall at all times be and remain the sole property of Tenant, subject to the other terms of this Lease ) (the “Landlord Personal Property”) as described on Exhibit C, with each such Facility to be used in accordance with and for the purposes set forth in Section 5.2. All of the real property, Facilities and Landlord Personal Property is hereinafter collectively referred to as the “Premises” and business conducted at the Premises is hereinafter referred to as the “Business”. Landlord and Tenant acknowledge that Tenant may elect to require Landlord to market for sale the Sale Facilities, and that, upon any such sale, this Lease shall terminate as to the applicable Sale Facility(ies), in each case pursuant to the terms of Exhibit L.
2.2.    Single Lease. Tenant and Landlord acknowledge and agree that this Lease constitutes a single, indivisible lease of all of the Premises, and together the Premises constitute a single economic unit. Landlord has agreed to all the provisions of this Lease, including Minimum Rent, Additional Rent and other amounts payable hereunder, based on the intent to lease all of the Premises as a single and inseparable transaction, and such provisions would have been materially different had the parties intended to enter into separate leases or a divisible lease. Tenant hereby knowingly waives and relinquishes all of its rights (a) under Section 365 (11 U.S.C. § 365) of the Federal Bankruptcy Code or any successor or replacement thereof or any analogous state or federal law, to assume, reject or assign, selectively or individually, the right to lease any of the Facilities covered by this Lease separately from the other Facilities covered by this Lease and (b) to assert that this Lease is anything other than a single, indivisible lease of all of the Premises or anything other than a single and inseparable transaction. Tenant further acknowledges and agrees that the existence of multiple landlords, and multiple tenants, under this Lease, and the existence of provisions within this Lease that allocate shares of the Minimum Rent among the Facilities included

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

in the Premises, do not supersede or affect the parties’ clear, fundamental and material intention that this Lease is and constitutes a single, indivisible lease of all of the Premises and a single and inseparable transaction; provided, however, the terms of the foregoing Section 2.2 are subject to Landlord’s obligation to sell the Sale Facilities as provided herein and pursuant to Exhibit L, and each and every other provision of this Lease that permits or provides for the removal of a Facility and partial termination of this Lease with respect to any Facility.
2.3.    Lease Combination and Amendment and Restatement.
2.3.1.    Lease Combination and Amendment and Restatement. Each of the Persons that is included within the terms “Landlord” and “Tenant” under this Lease acknowledges and agrees that, as of immediately prior to the Effective Date, it is a landlord or a tenant under one or more of the leases described on Schedule 2.3.1 attached hereto and made a part hereof (the “Existing Leases”) and that, effective as of the Effective Date, (a) all of the Existing Leases are, and have been, combined into a single, indivisible lease under the terms of Section 2.2 and the other provisions of this Lease, (b) each of the Existing Leases shall be treated as having been amended and restated in its entirety on the terms provided in this Lease, and (c) as to each Facility, notwithstanding that under the Existing Lease that applied thereto prior to the Effective Date a period other than a calendar year may have been defined as the “Lease Year” under such Existing Lease and a rent escalation may have occurred thereunder on a date other than January 1, 2019, from and after the Effective Date, Lease Years shall be calendar years. Calendar year 2018 shall be a Lease Year under this Lease and Minimum Rent escalations shall occur on January 1, 2019, and each January 1 thereafter, on the terms described in Section 4.1 below. The Existing Leases and each of the agreements regarding leases and other documents (collectively, the “Existing ARLs/Documents”; individually, an “Existing ARL/Document”) are set forth on Schedule 2.3.1 attached hereto and made a part hereof.
2.3.2.    Assumption by Landlord. Each Person that is included within the term “Landlord” hereby joins in and agrees to be bound by this Lease as a Landlord hereunder and hereby assumes all of the liabilities and obligations of a Landlord under this Lease arising from and after the Effective Date.
2.3.3.    Assumption by Tenant. Each Person that is included within the term “Tenant” hereby joins in and agrees to be bound by this Lease as a Tenant hereunder, hereby assumes all of the liabilities and obligations of a Tenant under this Lease arising from and after the Effective Date and, as further provided in Section 15.11 hereof, hereby agrees that it is and shall be jointly and severally liable for all liabilities and obligations of Tenant under this Lease.
2.3.4.    Certain Effects of the Lease Combination. Effective as of the Effective Date and without limitation of the other provisions of this Lease, Landlord and Tenant hereby confirm that:
2.3.4.1.    On account of the above described lease combination, the Initial Term of this Lease shall expire with respect to each and all of the Facilities included within the Premises on December 31, 2025, subject to the provisions of Section 3.1.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.3.4.2.    On account of the above described lease combination, with respect to all of the Facilities, Minimum Rent shall be calculated and revised, and be owing and payable, from time to time, and Proportionate Shares shall be established and revised from time to time, in each case as provided in the applicable provisions of this Lease.
2.3.4.3.    Notwithstanding anything to the contrary contained in this Lease, (i) those certain Facilities commonly known as Brookdale Santa Fe in Santa Fe, New Mexico, Brookdale Allenmore in Tacoma, Washington, Brookdale Mt. Hood in Gresham, Oregon, and Brookdale of Manlius in Manlius, New York remain subject to Ground Leases, and (ii) Landlord and Tenant acknowledge and agree that, with respect to each such Facility and for so long as the Ground Lease pertaining to such Facility remains in effect, (a) the lessee under the Ground Lease applicable to such Facility (all such Ground Lease lessees collectively, the “Ground Lease Facility Landlords”) is and shall remain, until the applicable ground lessor shall otherwise agree, the sole ground lessee under such Ground Lease notwithstanding the master lease nature of this Lease, and no other Person constituting “Landlord” hereunder shall be deemed a ground lessee under such Ground Lease or be deemed to have assumed any rights or obligations under such Ground Lease, (b) the Person listed on Schedule 1 as the “Tenant” with respect to such Facility (all such Persons, collectively, the “Ground Lease Facility Tenants”) is and shall remain the sole ground sublessee of such Facility, until the ground lessor shall otherwise agree (other than residents or patients of such Facility and sub-sublessees permitted by the terms of such Ground Lease), and no other Person constituting “Tenant” hereunder shall be deemed a ground sublessee under such Ground Lease or be deemed to have assumed any rights or obligations under this Lease with respect to such Ground Lease; provided, however, that the terms of this clause (b) shall not be deemed to limit the obligations of Guarantor under the Guaranty with respect to any such Facility or Tenant, and (c) this Lease, as it relates to each such Facility, constitutes a continuation of the Existing Lease and respective Existing ARLs/Documents that relate to such Facility.
2.3.5.    Site Specific Provisions. Tenant and Landlord shall continue to be bound by the provisions set forth in Schedule 2.3.5 attached hereto as to the Facilities to which they relate, as specified in such Schedule 2.3.5.
3.    Term.
3.1.    Initial Term. The initial term (the “Initial Term”) of this Lease shall be deemed to have commenced, with respect to each Facility, on the commencement date that is applicable to such Facility as provided in the Existing Lease that applied to such Facility prior to the Effective Date and shall end at 11:59:59 p.m. on December 31, 2025; provided, however, that if a Change of Control (as defined in the Brookdale Guaranty) occurs prior to December 31, 2025, then the end of the Initial Term shall be automatically extended to December 31, 2029, subject to the last sentence of Section 3.2.
3.2.    Renewal Terms. Provided there is not an existing and continuing Master Lease Event of Default under this Lease as of the date of delivery of the Renewal Notice or on the first day of the Renewal Term, and subject to the terms of Exhibit H, Tenant shall have the option to extend this Lease for 2 renewal terms (each, a “Renewal Term" and collectively, the “Renewal Terms”) of 10 years each, commencing upon the expiration of the Initial Term or the then applicable

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Renewal Term, upon the terms and conditions of this Lease. To exercise the option as to any Renewal Term, subject to the terms of Exhibit H, Tenant shall deliver to Landlord notice (each, a “Renewal Notice”) of Tenant’s intention to exercise such extension no earlier than 18 months, and no later than 13 months, before the end of the Initial Term or the then current Renewal Term. If Tenant timely delivers a Renewal Notice pursuant to this Section 3.2 prior to the occurrence of a Change of Control, then the Term shall be extended for the applicable Renewal Term notwithstanding any subsequent Change of Control.
3.3.    Term Defined. When used in this Lease, the “Term” includes the Initial Term and all Renewal Terms for which Tenant has extended this Lease pursuant to this Section 3 and any extension by Landlord pursuant to Section 8.2.5 and any extension pursuant to Section 5.7 with respect to the applicable Facility(ies) subject to such extension pursuant to Section 5.7 (unless Landlord otherwise so elects).
4.    Rent.
4.1.    Minimum Rent, Adjustments. During the Term, Tenant shall pay to Landlord as minimum rent (“Minimum Rent”) the amounts set forth in this Section 4.1.
4.1.1.    Minimum Rent. The Minimum Rent for the Lease Year ending on December 31, 2018 shall, as of the Effective Date but without limitation of the terms of Section 4.1.6 below, be at the rate of $143,305,032 per annum. Minimum Rent shall be increased during the Term pursuant to Section 4.1.2 and Section 4.1.3. Minimum Rent shall be payable in 12 equal monthly installments on the 21st day of each month during the Term with each such payment being attributable to the month in which such payment is made (i.e., in arrears for the first 20 days of the month and in advance for the remainder of such month), and shall be in addition to all other amounts payable by Tenant to Landlord under this Lease. As of the Effective Date, Schedule 1 includes, with respect to each Facility, the proportionate share of Minimum Rent allocated to such Facility (the “Proportionate Share”), which Proportionate Share is expressed as a percentage (to two decimal places). For each Lease Year, subject to adjustment as otherwise provided in this Lease, the respective Proportionate Share of such Minimum Rent applicable to each Facility shall be as set forth on a revised Schedule 1 to be attached hereto and made a part hereof.
4.1.2.    Adjustments to Minimum Rent. On January 1, 2019 and on January 1 of each Lease Year thereafter (subject to Section 4.1.3 below), the Minimum Rent for such Lease Year shall be an amount equal to the sum of:
4.1.2.1.    the annual Minimum Rent that was in effect with respect to the Premises as of the end of the immediately preceding Lease Year, plus
4.1.2.2.    the product of (a) the annual Minimum Rent referenced in Section 4.1.2.1 above multiplied by (b) the lesser of (1) 2.25% or (2) the product of (x) 4 times (y) the CPI Increase calculated for such Lease Year.
4.1.3.    Minimum Rent for First Lease Year of Each Renewal Term. Notwithstanding anything in Section 4.1.2 to the contrary, Minimum Rent for the first Lease Year

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

of each Renewal Term, if any, shall be the greater of (a) the Fair Market Rental of the Premises as established pursuant to the terms of Exhibit D (which is limited to an increase of no more than 10% higher than the annual Minimum Rent that was in effect with respect to the Premises as of the end of the Lease Year immediately preceding the commencement of the applicable Renewal Term) or (b) the increased Minimum Rent for such Lease Year as determined pursuant to Section 4.1.2, and such Minimum Rent shall be allocated to the Facilities as jointly determined by Landlord and Tenant in their commercially reasonable discretion and Schedule 1 shall be amended accordingly to reflect the revised Proportionate Share applicable to each Facility. In the event that Landlord and Tenant are unable to agree on an allocation of Minimum Rent in such first Lease Year of any Renewal Term, the Proportionate Share allocable to each Facility then subject to this Lease shall remain unchanged from the Proportionate Share allocated to such Facility immediately prior to such Renewal Term.
4.1.4.    Additional Adjustment of Minimum Rent. If the Premises are owned by a real estate investment trust or an entity owned directly or indirectly by a real estate investment trust (other than a taxable real estate investment trust subsidiary), then Landlord and Tenant agree that all Minimum Rent paid to Landlord under this Lease are intended to qualify as “rents from real property” within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended (the “Code”) and any regulations promulgated thereunder. Should the Code or such regulations, or interpretations of them by the Internal Revenue Service, be changed in a manner which causes the Landlord to have reasonable doubt that any or all of the Minimum Rent qualifies as “rent from real property” for the purposes of Section 856(d) of the Code and such regulations, other than by reason of the application of Section 856(d)(2)(B) of the Code, then Landlord may adjust Minimum Rent so that it will qualify, provided, however, that any adjustments required pursuant to this Section shall be made so as to produce the equivalent (in economic terms) Minimum Rent as payable prior to the adjustment, and for the avoidance of doubt, no such changes will have the effect of increasing, in the aggregate or in present value terms, Tenant’s payment obligations under this Lease.
4.1.5.    Minimum Rent Credit. For each Lease Year listed on Schedule 4.1.5, and for avoidance of doubt, regardless of whether any Event of Default or act or occurrence which, with the giving of notice, passage of time, or both, may become an Event of Default has occurred and/or is continuing, Tenant shall be entitled to the annual rent credit listed for such Lease Year on such Schedule 4.1.5 (the “Rent Credit”) on and subject to the following terms and conditions: (a) subject to subsections (b), and (c) below, Tenant shall be entitled to deduct one-twelfth (1/12th) of the applicable Rent Credit from each monthly Minimum Rent payment due under this Lease (and the applicable Rent Credit shall be prorated for any calendar month as to which such Rent Credit is available and applicable for only a part of such calendar month), (b) such Rent Credit shall commence on the Effective Date and, for Lease Year 2018, be prorated based on the number of days during 2018 that occur from and after the Effective Date and continue until the date that this Lease terminates for any reason, and (c) such Rent Credit shall not be reduced by the partial termination of this Lease as to any one or more Facilities. If Tenant takes the Rent Credit with respect to a month during which a Change of Control occurs and the Rent Credit is reduced as a result thereof, then the amount of the excess Rent Credit taken by Tenant shall be due and payable by Tenant to Landlord as Additional Rent. Except as otherwise explicitly stated in this Lease, the

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Rent Credit shall not be deemed to affect the definition or calculation of Minimum Rent for any purpose under this Lease.
4.1.6.    2018 Supplemental Rent. Tenant acknowledges that the total amount of minimum rent, base rent or revenue rent paid by Tenant under the Existing Leases for the period from January 1, 2018 through the day immediately prior to the Effective Date (the “Previously Paid 2018 Minimum Rent”) is lower, on a proportional basis, than the Minimum Rent that would have been attributable to such period had this Lease been in effect for the entirety of calendar year 2018. Accordingly, so that, including its payment of Minimum Rent due on December 21, 2018, Tenant will have paid the full amount of Minimum Rent that would have been payable for 2018 by Tenant if Section 4.1.1 hereof had been in effect for all of 2018 (without taking into account, and without limitation of, Tenant’s right to the Rent Credit for the period of 2018 from and after the Effective Date), Tenant shall pay on May 21, 2018 and on the 21st day of each month during 2018 thereafter the Effective Date, as Additional Rent, an amount equal to $8,688 per month (the “2018 Supplemental Rent”), which amount shall be allocated to each Facility based on its Proportionate Share. In the event that this Lease is terminated as to any Facility to which the 2018 Supplemental Rent is allocated prior to the last date on which such 2018 Supplemental Rent is due and payable, then Tenant shall pay to Landlord upon such termination the prorated amount of 2018 Supplemental Rent allocated to such terminated Facility for the month in which such termination occurs, and the amount of 2018 Supplemental Rent allocated to such Facility for any subsequent months, shall no longer be payable (and the definition of 2018 Supplemental Rent and Schedule 4.1.6 shall automatically be deemed to have been so amended). For avoidance of doubt, in no event will any Supplemental Rent be payable under this Lease for any period after January 1, 2019.
4.2.    Additional Rent. In addition to Minimum Rent, Tenant shall pay and discharge as and when due and payable the following and other amounts payable by Tenant to Landlord under this Lease other than Minimum Rent (collectively, “Additional Rent”):
4.2.1.    Taxes; Other Charges. Subject to Section 4.4, Tenant shall pay and discharge all Taxes and Other Charges assessed against the Premises and/or the Business prior to delinquency or imposition of any fine or penalty (“Penalty”). Tenant may pay the Taxes and Other Charges in permitted installments (whether or not interest accrues on the unpaid balance) when due and before any Penalty. Each party has the right, but not the obligation, in good faith to protest or contest (a “Protest”) in whole or in part (a) the amount or payment of any Taxes or Other Charges and (b) the existence, amount or validity of any Lien by appropriate proceedings sufficient to prevent its collection or other realization and the sale, forfeiture or loss of any portion of the Premises or Rent to satisfy it (as long as Tenant provides Landlord with reasonable security to assure the foregoing (which shall include a posting a bond)). Tenant shall diligently prosecute any such Protest instituted by Tenant at its sole cost and expense and pay such Taxes, Other Charges or Liens before the imposition of any Penalty. Landlord will cooperate fully in any Protest, subject to Tenant’s obligations under Section 4.2.3.
4.2.2.    Insurance Premiums. Subject to the provisions of Section 4.4, Tenant shall pay all premiums for the insurance coverage required by Section 5.1.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4.2.3.    Other Landlord Expenses. Tenant shall pay, on behalf of Landlord, or reimburse Landlord for, all out-of-pocket costs or expenses paid or incurred by Landlord, including reasonable attorneys’ fees (collectively, such expenses, “Other Landlord Expenses”), in connection with any of the following activities undertaken by, or on behalf of, Landlord under this Lease:
4.2.3.1.    The review, execution, negotiation or delivery of any consent, waiver, or approval requested of Landlord by Tenant under this Lease (other than as excluded in this Section 4.2.3.1), including any request for consent to a Transfer (including in connection with a Transfer permitted by Section 10.3.3) or any so-called “landlord’s waiver”; provided, however, notwithstanding the foregoing, Tenant is not required to pay any such costs or expenses (a) arising out of or in connection with any Change of Control or (b) for consent or approval of or review by Landlord or its representatives of any Alterations, Revenue Enhancing Projects or other improvements including any plans and specifications in connection therewith and including any Restoration Plans and Specifications.
4.2.3.2.    (i) Any assistance provided by Landlord at Tenant’s request in connection with a Protest pursuant to Section 4.2.1, and (ii) any Protest pursued solely by Landlord but only to the extent such costs and expenses are less than or equal to the amount of any tax reduction obtained by Landlord as a result of such Protest; and
4.2.3.3.    The review, execution, negotiation or delivery of any intercreditor agreement (or any amendment or supplement thereto) permitted pursuant to Section 5.14.
4.2.4.    Late Charges. The late payment of Rent or other amounts due under this Lease will cause Landlord to lose the use of such money and incur administrative and other expenses not contemplated under this Lease. While the exact amount of the foregoing is extremely difficult to ascertain, the parties agree that, as a reasonable estimate of fair compensation to Landlord, if any Rent or other amount is not paid within (a) five days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand a late charge equal to 5% of such delinquent amounts and (b) 10 days after the due date for such payment, such unpaid amount shall accrue interest from such due date at the Agreed Rate until paid.
4.2.5.    Reimbursement. Any costs or expenses paid or incurred by Landlord on behalf of Tenant that constitute Additional Rent shall be reimbursed by Tenant to Landlord within 10 days after the presentation by Landlord to Tenant of invoices for such Additional Rent.
4.3.    [Reserved.]
4.4.    Tax and Insurance Escrow.
4.4.1.    Suspension of Obligation. Notwithstanding anything to the contrary contained in this Section 4.4, Tenant shall not be required to make or maintain any Escrow Deposits, and Tenant’s obligation to make Escrow Deposits (as defined below) pursuant to the provisions of

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

this Section 4.4 shall be suspended if and for so long as no Key Provisions Event of Default has occurred. Subject to the terms of Section 4.4.2, upon the occurrence of Key Provision Event of Default, Tenant shall, within 10 Business Days after notice from Landlord, deposit such amounts as Landlord reasonably determines to be required to cause the Escrow Deposits (defined below) to be funded at levels that ensure that such Escrow Deposits, taking account of the monthly Escrow Deposits required by the below provisions of this Section 4.4, are adequate to pay 100% of the anticipated expenses to which such Escrow Deposits relate for the 12-month period from and after such deposit date.
4.4.2.    Impound. Following the occurrence of a Key Provision Event of Default, on or before the first day of each month during the Term, commencing, in the case of each Facility, with the first day of the month immediately following the Effective Date, Tenant shall deposit (“Escrow Deposits”) (a) 1/12th of 100% of the amount required to discharge, when due, the annual amount of real property Taxes that are attributable, on an accrual basis, to the then-current Lease Year (as reasonably estimated or determined by Landlord) (“Real Property Taxes”) and (b) 1/12th of 100% of the annual premiums for all of the insurance policies required by Section 5.1 (excluding workers’ compensation and motor vehicle liability insurance) with respect to the then-current Lease Year (as reasonably estimated or determined by Landlord). Notwithstanding anything to the contrary contained in this Lease (but except as set forth in the definition of Insurance Premium Impound Account Trigger Event, which shall govern Escrow Deposits for insurance premiums), in the event that Escrow Deposits are commenced pursuant to this Section 4.4.1 and thereafter Tenant cures the Key Provision Event of Default that triggered the requirement for such Escrow Deposits and, following such cure, no Key Provision Event of Default occurs in the one (1) year period following such cure, Tenant’s obligation to continue to make Escrow Deposits shall again be suspended pursuant to Section 4.4.1. Such suspension shall continue unless a new Key Provision Event of Default occurs, whereupon this Section 4.4.2 shall again become operative in its entirety.
4.4.3.    Initial Deposits. Subject to Section 6 below, if the requirement to post Escrow Deposits shall commence on any day other than the first day of any month, on such date, Tenant shall make (a) an Escrow Deposit with respect to Real Property Taxes equal to a pro-rata portion (based on the number of days remaining in the month) of 1/12th of 100% of the amount required to discharge, when due, the annual amount of Real Property Taxes that are attributable, on an accrual basis, to the then-current Lease Year (as estimated or determined by Landlord) and (b) an Escrow Deposit with respect to insurance premiums equal to a pro-rata portion (based on the number of days remaining) of 1/12th of 100% of the amount required to discharge, when due, the annual premiums for all of the insurance policies required by Section 5.1 (excluding workers’ compensation and motor vehicle liability insurance).
4.4.4.    Adjustments to Deposits. If Landlord determines, at any time, with respect to a particular calendar year, that (a) the sum of (1) the current Escrow Deposits held by Landlord for Real Property Taxes or insurance premiums (as applicable) attributable (on an accrual basis), to such calendar year, plus (2) the amount of the Escrow Deposits that are expected to be paid by Tenant for such Real Property Taxes or insurance premiums (as applicable) attributable (on an accrual basis) to such calendar year on or prior to the date that is 30 days prior to the due date of the next installment or payment of such Real Property Taxes or insurance premiums (as

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

applicable), will be less than (b) 100% of the estimated amount of the portion of such next installment or payment (as reasonably estimated or determined by Landlord) that is attributable (on an accrual basis) to the Term, Tenant shall remit the amount of the deficiency to Landlord within 10 days after demand from Landlord (any such required payment, a “Required Escrow Deficiency Payment”). Landlord may commingle the Escrow Deposits with other assets of Landlord or its Affiliates, and Tenant shall not be entitled to any interest on the Escrow Deposits.
4.4.4.1.    If Landlord transfers this Lease to any transferee, it shall transfer all such Escrow Deposits to such transferee, and Landlord shall thereafter have no liability of any kind with respect to any amounts so transferred to such transferee.
4.4.4.2.    Notwithstanding any provision to the contrary in this Section 4.4.4, if in connection with the expiration or earlier termination of this Lease as it relates to a particular Facility, Landlord reasonably determines that any of the then current Escrow Deposits relating to such Facility will be less than 100% of the amount of the actual obligation of Tenant for which such Escrow Deposits relating to such Facility are being held (as reasonably estimated or determined by Landlord), on an accrual basis and taking into account such termination date then within 10 days of Landlord’s request, Tenant shall remit the amount of the deficiency to Landlord; provided that if the Escrow Deposits relating to such Facility that are held by Landlord, based on actual bills and invoices, exceed 100% of the amount of the actual obligation to which they relate, then, provided no Master Lease Event of Default is in existence and, as to the applicable Facility, that no Facility Default is in existence, Landlord will refund such excess amount to Tenant on or prior to the date that is 30 days after the final determination by Landlord of the amount of such obligations (and in no event later than 60 days after such expiration or termination). Other than as expressly set forth in the immediately preceding sentence, upon the expiration or earlier termination of this Lease as it relates to a particular Facility, all Escrow Deposits held by Landlord with respect to such Facility in accordance with this Section 4.4 shall remain the property of Landlord, without any obligation on Landlord’s part to credit Tenant in any manner therefor, it being the intent of the parties’ that because Escrow Deposits are being made by Tenant on an accrual basis, there should be no need for prorationing of Taxes (or Escrow Deposits related thereto) upon termination of this Lease as to one (1) or more Facilities; provided, however, if following such termination, any Real Property Taxes are refunded or credited as a result of any Protest filed during the Term with respect to such Facility(ies), within thirty (30) days after receipt of such refund or credit Landlord shall refund to Tenant any proportionate share thereof attributable on a pro rata basis to the period prior to termination except for amounts owed to Landlord relating to an Event of Default.
4.4.5.    Survival. The rights and obligations of Landlord and Tenant under this Section 4.4 shall survive the expiration or earlier termination of this Lease.
4.4.6.    Use of Escrows.
4.4.6.1.    The Escrow Deposits shall be the property of Landlord, subject to the Landlord’s obligations to return all or a portion of such Escrow Deposits to Tenant in accordance with the terms of this Lease, and shall not bear interest nor be held by Landlord in trust or as an agent of Tenant and may be commingled with other assets of Landlord or its Affiliates.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4.4.6.2.    As long as no Master Lease Event of Default or, with respect to the applicable Facility, any Facility Default has occurred and remains outstanding and Tenant has delivered to Landlord any bills or premium notices that it has received, Landlord shall remit, to either (a) the applicable Governmental Authority, insurance carrier or other payee or (b) Tenant, out of Escrow Deposits deposited with Landlord pursuant to this Section 4.4, the Real Property Taxes and Tenant’s insurance premiums (excluding insurance premiums for workers’ compensation or motor vehicle liability insurance). Notwithstanding anything to the contrary in the immediately preceding sentence, Landlord shall have no obligation to pay, or any liability to Tenant for failing to pay, any Real Property Taxes or such insurance premiums to the extent that (1) any Master Lease Event of Default has occurred and is continuing or, with respect to a Facility, a Facility Default has occurred and is continuing with respect to such Facility, (2) insufficient Escrow Deposits are held by Landlord at the time Real Property Taxes or such insurance premiums become due and payable, or (3) Tenant has failed to provide Landlord with bills and premium notices.
4.4.6.3.    Following the occurrence of any Master Lease Event of Default, Landlord may apply the Escrow Deposits to cure the Master Lease Event of Default, on account of any damages suffered or incurred by Landlord in connection with any Master Lease Event of Default or to any other obligations of Tenant arising under this Lease, in such order as Landlord may determine in its discretion.
4.4.6.4.    Following the occurrence and during the continuance of any Facility Event of Default, Landlord may apply the Escrow Deposits posted with respect to the Facility where such Facility Default exists or occurred to cure such Facility Default or on account of any damages suffered or incurred by Landlord in connection with such Facility Default in such order as Landlord may determine in its discretion.
4.5.    Absolute Net Lease. All Rent payments shall be absolutely net to Landlord, free of any and all Taxes, Other Charges, and operating or other expenses of Tenant of any kind whatsoever relating to the Premises, all of which shall be paid by Tenant. Tenant shall continue to perform its obligations under this Lease even if Tenant claims that it has been damaged by Landlord or Landlord has defaulted hereunder. Thus, Tenant shall at all times remain obligated under this Lease without any right of set-off, counterclaim, abatement, deduction, reduction or defense of any kind. Tenant’s sole right to recover damages against Landlord under this Lease shall be to prove such damages in a separate action.
4.6.    Payment Method. All payments of Rent shall be made to Landlord (or to such Person as Landlord may designate in writing) by wire transfer of immediately available federal funds pursuant to wiring instructions provided by Landlord.
5.    Operating Covenants.
5.1.    Insurance.
5.1.1.    General Requirements.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5.1.1.1.    All insurance provided for in this Lease shall (A) be maintained under valid and enforceable policies issued by insurers approved to do business in the state or states where the Premises are located and having general policyholders and financial ratings of not less than “A-” and “VII”, respectively, in the then current A.M. Best’s Insurance Report, or Tenant may insure various risks in Tenant’s, Guarantor’s or Guarantor’s Affiliate’s captive insurance company, as referenced in Section 5.1.4, (B) name Landlord, any Facility Mortgagee and any ground lessor under a Ground Lease and their respective Affiliates, shareholders, directors, officers, employees, property managers, agents, representatives and assigns (“Landlord Insured Parties”) as additional insureds (with the exception of Tenant’s workers’ compensation/employer’s liability insurance, crime and employment practices liability insurance), and for the property insurance referenced in Section 5.1.2.1, Section 5.1.2.2, Section 5.1.2.3 and Section 5.1.2.4, name the Landlord as the owner and name the Landlord and any Facility Mortgagee, if applicable, as loss payable beneficiaries, (C) cover Tenant’s operations at the applicable Facility or Facilities, (D) in the event any insurance policy is cancelled or materially changed provide not less than 30 days’ prior written notice to Landlord (10 days in the event of non-payment of premium) as agreed to by insurers, (E) be primary and provide that any insurance maintained by Landlord Insured Parties for the Premises is excess and noncontributing with Tenant’s insurance or captive insurance policy, (F) be written on an “occurrence based” policy, unless otherwise provided in this Section 5.1; and (G) include a waiver of subrogation and all rights of recovery limited to any deductible or self-insured retention (1) that is in favor and for the benefit of Landlord Insured Parties (2) for any claim or liability arising from Tenant’s operations at, or occupation and use of, the Premises or other actions covered by any such captive insurance policy.
5.1.1.2.    Tenant shall provide Landlord: (A) for any policy described in Section 5.1.2.1-5.1.2.4; an ACORD 28 Evidence of Commercial Property Insurance Certificate of Insurance, or equivalent form; (B) evidence of any National Flood Insurance Policy(ies) (C) an annual statement of the total insured property values for the Facility or Facilities covered under Section 5.1.2.1-5.1.2.4, as well as, an annual statement of total insured property values for Tenant’s entire portfolio grouped by zip code, and (D) for any policy other than those described in Section 5.1.2.1-5.1.2.4, a satisfactory ACORD 25 (05/2010) edition Certificate of Liability Insurance, or equivalent form, in each case evidencing the existence of the insurance required by this Lease and showing the interest of Landlord Insured Parties prior to the commencement of the Term and, for any renewal policy, delivered prior to the expiration date of the policy being renewed. In addition, Landlord may require that Tenant provide a complete copy of the related policy at the later of (a) 15 Business Days or (b) three Business Days after the policy becomes available to Tenant.
5.1.1.3.    Tenant may satisfy the requirements for insurance coverage under this Lease through coverage under a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that the coverage afforded Landlord will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease.
5.1.2.    Required Policies. During the Term, Tenant shall maintain the following insurance at its sole cost and expense, including any policy deductibles or self-insured

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

retentions, and any claims thereunder shall be defended by and adjudicated by and at the expense of its insurance carrier, or by Tenant within any deductible or self-insured retention:
5.1.2.1.    Property insurance coverage with respect to each Facility or Facilities against loss or damage from all causes under standard “all risk” or “special perils” property insurance coverage with an agreed amount endorsement (such that the insurance carrier(s) has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), without exclusion for fire, lightning, windstorm, hail, water damage, explosion, smoke damage, vehicle damage, sprinkler leakage, flood, mold (only as a result of a covered peril), vandalism and malicious mischief, named storm, earthquake, terrorism or any other risks normally covered under an extended coverage endorsement, in amounts that are not less than 100% of the full replacement cost of such Facility, including all Alterations, and all Landlord Personal Property and Tenant Personal Property associated therewith (including the cost of compliance with changes in Legal Requirements, demolition, debris removal and increased cost of construction) and such property insurance policy shall cover mold as a result of a covered peril at a sublimit of $[***];
5.1.2.2.    If any Facility contains steam boilers, steam pipes, steam engines, steam turbines or other high pressure vessels, machinery and equipment breakdown insurance with an agreed amount endorsement (such that the insurance carrier(s) has/have accepted the amount of coverage and has agreed that there will be no co-insurance penalty), covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping, and machinery, elevators, and escalators, if any, and other similar equipment installed in such Facility, in an amount equal to 100% of the full replacement cost of such Facility, which policies shall insure against physical damage to and loss of occupancy and use of such Facility arising out of an accident, explosion, or breakdown covered thereunder;
5.1.2.3.    Business interruption and extra expense coverage (A) with respect to each Facility for loss of time element on an actual loss sustained basis or, but no less than 12 months, covering perils consistent with the requirements of Section 5.1.2.1 (B) with an agreed amount endorsement (such that the insurance carrier(s) has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), (C) providing that any covered loss thereunder shall be payable to Tenant and Landlord as joint loss payees, and (D) containing an extended period indemnity endorsement that provides that the continued loss of income will be insured until such income returns to the same level it was prior to the loss or the expiration of not fewer than six months after the date of the completed repairs;
5.1.2.4.    Builder’s risk insurance coverage, at all times during which Alterations or structural construction or repairs are being made with respect to any Facility, and only if the coverage under Section 5.1.2.1 above does not otherwise apply, secured and written on a completed value form, (a) covering all risks insured against pursuant to Section 5.1.2.1 above, (b) including permission for early occupancy of the Facilities, (c) with an agreed amount endorsement (such that the insurance carrier(s) has accepted the amount of coverage and has agreed that there will be no co-insurance penalty) and (d) covering the interests of Landlord and Tenant and their respective architects, engineers, contractors and subcontractors;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5.1.2.5.    Commercial general liability insurance coverage with respect to each Facility including, but not limited to, premises operations, products and completed operations liability, liquor liability, broad form property damage, blanket contractual liability for insured contracts, personal injury and advertising injury coverage and medical payments coverage against claims for bodily injury, death, personal and advertising injury, medical expenses, and property damage occurring on, in or about such Facility, affording the Landlord Insured Parties defense and indemnity protection, including healthcare professional liability coverage, occurrence or claims-made form with respect to all Facilities for damages for bodily injury, death, loss of service, or otherwise on account of professional services rendered or which should have been rendered, with no exclusion for patient abuse or sexual molestation, in a minimum amount of not less than $[***] each occurrence or claim and $[***] annual aggregate;
5.1.2.6.    Workers’ compensation insurance coverage with respect to each Facility for injuries or occupational illness sustained by Tenant’s employees in the course of their employment and otherwise consistent with all applicable statutory and Legal Requirements and employer’s liability insurance coverage with limits of not less than $[***] each accident, $[***] bodily injury due to disease each employee and $[***] bodily injury due to disease policy limit and excess workers’ compensation with a limit not less than $[***] and excess workers’ compensation with limits not less than $[***] each accident dedicated to the Ohio locations only. In states where permissible, Tenant can provide similar coverage on a nonsubscriber basis;
5.1.2.7.    Motor vehicle liability insurance for all owned and non-owned vehicles, including any rented, hired, and/or leased vehicles, covering bodily injury, including death, and property damage with limits not less than $[***] each accident;
5.1.2.8.    Umbrella/excess liability insurance in addition to primary coverage in an amount not less than $[***] each occurrence or claim and $[***] annual aggregate, on terms consistent with the commercial general liability insurance and healthcare professional liability policy, motor vehicle liability policies and employer’s liability policies required under this Section 5.1.2 and covering all claims typically covered by an umbrella/excess liability policy;
5.1.2.9.    Crime insurance against employee dishonesty, with limits not less than $[***] per incident, including coverage for third parties;
5.1.2.10.    Employment practices liability insurance on a claims made basis, with limits not less than $[***] per claim, including coverage for third parties;
5.1.2.11.    Liquor liability insurance which may be on a claims made or occurrence basis covering dram shop liability if liquor is sold on the Premises, with limits not less than $[***] each incident and $[***] annual aggregate; and
5.1.2.12.    Deductibles/self-insured retentions for the above policies shall not be greater than a $[***] deductible/self-insured retention for property insurance with a maximum [***]% of total insured values deductible/self-insured retention for high hazard wind, a maximum $[***] deductible/self-insured retention for flood and a maximum [***]% of

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

total insured values deductible/self-insured retention for earthquake coverage; a $[***] deductible/self-insured retention for workers’ compensation/employer’s liability under nonsubscriber programs and under the Ohio excess workers’ compensation policy; a $[***] deductible/self-insured retention for motor vehicle liability; a $[***] deductible/self-insured retention for crime; a $[***] deductible/self-insured retention for employment practices liability; and a $[***] deductible/self-insured retention each claim for commercial general liability and a $[***] deductible/self-insured retention each claim for healthcare professional liability.
5.1.3.    Claims Made Policies’ Requirements. With respect to the commercial general liability and healthcare professional liability insurance coverage required by this Section 5.1, Tenant may obtain and maintain commercial general liability and healthcare professional liability insurance on a claims-made basis, provided, however, that (1) the retroactive date must precede the Effective Date, (2) upon the expiration or termination of this Lease as it relates to, or with respect to any closed and discontinued operation at any Facility, Tenant shall keep in force the commercial general liability and healthcare professional liability insurance policies required under this Lease that relate to any such Facility for, or shall secure an extended reporting period on such policies that has a term of, at least the lesser of (i) statute of limitations in the state in which such Facility is located or (ii) 2 years after such expiration or termination of this Lease or closing and discontinuation of operations, as applicable, which shall name Landlord Insured Parties as additional insureds, (3) if the retroactive date is advanced or the policy is cancelled or not renewed and not replaced with a similar policy with the same retroactive date, Tenant must secure an extended reporting period for such retroactive-date-advanced, cancelled or non-renewed policy covering the Facility(ies) to which such policy applies or applied of not less than the lesser of (i) the statute of limitations in the state in which such Facility is located or (ii) 2 years following the date such policy’s retroactive date was advanced or such policy was cancelled or not renewed which shall name Landlord Insured Parties as additional insureds; and (4) the obligations referenced in clauses (2) and (3) of this Section 5.1.3 shall survive the expiration or termination of this Lease.
5.1.4.    Captive Insurance. Notwithstanding anything to the contrary set forth in the Lease, but subject to the following terms and conditions, Tenant may self-insure, in full or in part, with respect to all or a substantial portion of the risks commonly insured against under the various types of insurance as are required to be carried herein through its Captive, Senior Service Insurance Limited, a wholly owned captive of Tenant (“Insurance Captive”). Throughout the Agreement Term, Insurance Captive shall continue to be fully funded annually, based on an actuarial review process approved by the board of directors of Insurance Captive, external auditor and any applicable Governmental Authority. Insurance Captive shall certify every twelve (12) months from the Effective Date of this Lease that Tenant's Captive Insurance program is materially true, accurate and correct by two members of the board of directors of the Insurance Captive, and that its financial position is sufficient from a claims-paying ability.
5.1.5.    Business Continuity. Tenant has in place, and shall maintain at all times, a business continuity plan for dealing in a commercially reasonably manner with different types of disasters, acts of God, or other events that have the potential to materially disrupt Tenant’s business at any Facility. Tenant has previously provided a written description of such plan to Landlord. Tenant shall notify Landlord promptly following any material change to such plan, which

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

notice shall contain a description of the revised plan with the same level of detail as such written description.
5.1.6.    Requirements for Claims Made Policies. Should any contractor’s, service provider’s, or vendor’s (each, a “Service Provider”) commercial general liability insurance coverage be written on a claims-made policy form, Tenant shall cause Service Provider for a period of two (2) years after completion and acceptance of the Work (i) to maintain commercial general liability insurance, including, but not limited to, products and completed operations liability, at their sole cost and expense, including any policy deductibles or self-insured retentions, satisfying the foregoing, or (ii) secure “tail” or extended reporting coverage if the commercial general liability policy, including, but not limited to, products and completed operations liability, is not renewed..
5.2.    Permitted Use. Tenant shall use each Facility during the Term (a) as a Facility operated for the Primary Intended Use as shown on Schedule 1, and licensed as shown on such Schedule 1, if applicable, (b) for Ancillary Services, and (c) for no other purpose. Subject to the foregoing and the other provisions of this Lease, Tenant shall have the right from time to time to (i) increase the applicable number of licensed or unlicensed Units at a Facility, (ii) reduce the number of licensed Units or unlicensed Units at a Facility provided that (1) such Unit is removed in order to combine it with another Unit to create a larger resident Unit or convert it to create space to provide another use (whether Primary Intended Use of such Facility or any for permitted Ancillary Services), (2) the aggregate number of Units so removed from any Facility does not exceed the lesser of (A) [***] percent ([***]%) of the total number of licensed Units for such Facility and (B) [***], and (3) a future application for the licensing of Units of the same type and number as the removed Units would not (under the Legal Requirement in effect at the time of such removal) require a certificate of need or any similar requirement. In addition and not in limitation of the foregoing, Tenant may seek Landlord’s consent to convert all or a portion of any Facility from one licensed category to another category (e.g. convert IL to AL) and Landlord agrees to not unreasonably withhold, condition or delay such consent. Landlord acknowledges and agrees that the number of licensed Units set forth on Schedule 1 represent the number of such Units as reflected on Tenant’s healthcare Authorizations for such Facilities (if such Facilities are licensed), but that Tenant may not have as many Units physically constructed or in use at any Facility on the Effective Date and thereafter from time to time. If, as a result of any Alteration or otherwise, the number of licensed Units at any Facility is increased or decreased in accordance with the terms of this Lease, or any of changes specified above shall occur, Schedule 1 shall, without further action of the parties, be correspondingly amended.
5.3.    Tenant Property. Tenant shall obtain and install all items of furniture, fixtures, supplies and equipment not included as Landlord Personal Property as are reasonably necessary to operate each Facility in compliance with this Lease and all applicable Legal Requirements (all such Property as Tenant has obtained, “Tenant Personal Property”) and shall, at its expense, replace Landlord Personal Property as reasonably necessary for the aforesaid operation. Any fixtures installed at the Premises shall be the property of Landlord, whenever such fixtures are installed. Notwithstanding anything to the contrary contained herein, Landlord and Tenant acknowledge that (i) the Excluded Property is Tenant’s Property and will not be surrendered to Landlord upon the expiration or earlier termination of the Term, such Excluded Property being

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defined and more particularly described on Schedule 5.3(a) and (ii) Tenant’s Property includes any vehicles now or hereafter located at certain of the Facilities, such Facilities being more particularly described on Schedule 5.3(b) (the “Excluded Vehicles”) and such vehicles will not be surrendered to Landlord upon the expiration or earlier termination of the Term, subject however to the provisions of Section 9.1.
5.4.    Authorizations. The Authorizations for any Facility shall, to the maximum extent permitted by Legal Requirements, relate and apply exclusively to such Facility, and Tenant acknowledges and agrees that, subject to all applicable Legal Requirements, the Authorizations are appurtenant to the Facility(ies) to which they apply, both during and following the termination or expiration of the Term; provided, however, that the foregoing shall not be deemed to permit Landlord or any successor operator to operate under any such Authorizations. In jurisdictions where the Authorizations are issued to a Tenant or its permitted subtenant and/or permitted manager, as the Facility operator, Tenant agrees that, to the extent permitted by Legal Requirements, and except as limited by Section 8 below, (a) such Authorizations shall nevertheless remain the property of Landlord and be held by Tenant or such subtenant or manager, in trust for the benefit of Landlord pursuant to a revocable, temporary Authorization that may be revoked by Landlord at any time and (b) as required by Landlord, Tenant shall reasonably cooperate with Landlord to turn over all of Tenant’s or any such subtenant’s or manager’s rights in connection with such Authorizations to Landlord or a successor operator, as applicable. All inspection fees, costs and charges associated with owning or holding the Authorizations or with any modification to the Authorizations shall be borne solely by Tenant, except as provided pursuant to Section 8. This Section 5.4 shall survive the expiration or earlier termination of this Lease.
5.5.    Compliance with Requirements, Third Party Payor Programs and Permitted Encumbrances.
5.5.1.    Tenant’s use of the Premises and Tenant’s operation of the Business shall at all times comply in all material respects with all Legal Requirements and Authorizations, all material Insurance Requirements and all CC&R’s (and Landlord shall have no responsibility for such compliance).
5.5.2.    Tenant shall keep all Authorizations material to the operation of the Business in full force and effect and Tenant shall keep in full force and effect and comply with, in all material respects, the Facility Provider Agreements for any period that Tenant elects in its sole discretion to participate in any such Governmental Programs or Third Party Payor Programs to which such Facility Provider Agreements relate .
5.5.3.    Tenant and the Premises shall comply in all material respects with all applicable certification requirements of any Third Party Payor Program required to permit Tenant to receive payment or reimbursement under such Third Party Payor Program. Further, if any applicable Legal Requirement requires that the Premises be licensed for the Primary Intended Use under Section 5.2. Tenant shall ensure that the Premises are licensed in Tenant’s name (or any permitted manager’s name) throughout the Term to permit Tenant to serve its resident population, fully certified for participation in Medicare and Medicaid (or any successor program) and any other applicable Third Party Payor Program which Tenant in its sole discretion from time to time has

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

elected to participate in at any applicable Facility, throughout the Term. Tenant shall not violate, in any material respect, any certificate of occupancy affecting the Premises. During the Term, all inspection fees, costs and charges associated with a change of any licensure or certification shall be borne solely by Tenant, but, for avoidance of doubt, (i) excluding any such costs or expenses to the extent they arise out of any application process or otherwise in connection with a healthcare license or other Authorization applied for by Landlord, its nominee or manager upon or in connection with the expiration or earlier termination of this Lease, but (ii) including any non-compliance with the covenants under the Lease. As an example of the foregoing, if any Governmental Authority requires, as part of such application process, that the physical plant of any Facility be modified or altered but no such modification or alteration was required of Tenant because Tenant was legally “grandfathered” with respect to such requirement, the cost and expense of such modification or alteration shall be borne by Landlord or its designee, whereas if any Governmental Authority conducting an inspection of the Facility as a part of such application discovers that the Facility is not compliant under Tenant’s then-existing Authorizations, the cost of any modification or alteration shall be borne by Tenant.
5.5.4.    Tenant shall, (and shall cause its subtenants and contractors), at Tenant’s own cost, observe, perform and comply in all material respects with all Permitted Encumbrances as the same apply or relate to the Premises.
5.5.5.    Each Ground Lease Facility Tenant shall, at its own cost and expense, observe, perform and comply, in all material respects, with all of the obligations of the applicable Ground Lease Facility Landlord, as lessee, under the applicable Ground Lease, including, without limitation, all obligations relating to use of such Facilities, payment of ground rents, taxes, assessments and utility charges, maintenance and alterations of such Facilities and assignment and subletting. Tenant shall not cause, or permit its respective agents, employees, contractors, invitees, subtenants, licensees, concessionaires or assigns (whether or not permitted hereunder) to cause, whether by act or omission, any material breach of or material default under, or termination of any Ground Lease. Notwithstanding anything to the contrary contained in this Lease, a Facility Default shall be deemed to have occurred under this Lease on account of a Ground Lease Facility Tenant’s breach of this Section 5.5.5, when, and only if, (i) Ground Lease Facility Tenant’s breach of this Section 5.5.5 also results in a material breach or default of an obligation under the applicable Ground Lease and the ground lessor delivers a notice of default to Landlord or Tenant, (ii) such Ground Lease breach or default is not cured by the Ground Lease Facility Tenant on or prior to the expiration of the cure period, if any, applicable to such breach or default by the terms of such Ground Lease (or such longer cure period as may be expressly authorized by an order of a court of competent jurisdiction), and (iii) if the Ground Lease breach or default referenced in subsection (i) above is a non-monetary breach or default of the Ground Lease, such Ground Lease is at material risk on account of such breach or default of being terminated or has been terminated. Each Ground Lease Facility Landlord agrees that, in the event such Ground Lease Facility Landlord receives any written notice of default from the ground lessor under any Ground Lease, such Ground Lease Facility Landlord shall promptly forward a copy thereof to the applicable Ground Lease Facility Tenant. Each Ground Lease Facility Landlord further agrees that such Ground Lease Facility Landlord shall timely exercise any options to renew or extend contained in the applicable Ground Leases, as and to the extent necessary from time to time so that each Ground Lease shall not expire prior to the

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expiration or termination of this Lease as it applies to the Facility affected by such Ground Lease (including any Extended Terms applicable to such Facility) and each Ground Lease Facility Landlord further agrees comply in all material respects with the terms of such Ground Lease, if any, that can only be satisfied by such Ground Lease Landlord (e.g. the Ground Lease obligates such Ground Lease Facility Landlord to maintain its corporate existence in good standing). Each Ground Lease Facility Tenant agrees that, if the applicable Ground Lease Facility Landlord, at its option, elects to cure a Facility Default under this Section 5.5.5, such cure shall not excuse such Ground Lease Facility Tenant from, or be deemed a cure of, such Facility Default, nor shall such Ground Lease Facility Tenant’s reimbursement to the applicable Ground Lease Facility Landlord of any costs and expenses incurred by such Ground Lease Facility Landlord in affecting any such cure be deemed a cure of any such Facility Default. Nothing contained in this Section 5.5.5 shall limit or impair Landlord’s indemnification rights under Section 13 below.
5.5.6.    If a Ground Lease breach or default of the nature described in Section 5.5.5(i) above occurs or if the condition in Section 5.5.5(iii) is, or is likely to be, satisfied, each Ground Lease Facility Tenant agrees that, notwithstanding anything to the contrary contained in this Lease, the applicable Ground Lease Facility Landlord may, but shall not be obligated to, in its discretion and regardless of whether such Ground Lease Facility Tenant is proceeding to cure, or attempting to cure, the Ground Lease breach or default, take such actions as it deems necessary or appropriate to attempt to cure such Ground Lease breach or default. If a Ground Lease Facility Landlord so proceeds to attempt to cure any such Ground Lease breach or default, the applicable Ground Lease Facility Tenant agrees, within fifteen (15) days following receipt of a written demand therefor and reasonable supporting documentation, to reimburse such Ground Lease Facility Landlord for the reasonable amount of all costs and expenses incurred by such Ground Lease Facility Landlord in curing, or attempting to cure, any such Ground Lease breach or default.
5.6.    Preservation of Business. Tenant acknowledges that a fair return to Landlord on, and protection of, its investment in, the Premises is dependent on Tenant’s dedication to the Business, without impairment of its value due to similar businesses of Tenant and its Affiliates in the geographical area of each Facility. Tenant further acknowledges that the diversion of residents, patients, employees, practitioners or the provisions of healthcare items or services from any Facility to other facilities owned or operated by Tenant or its Affiliates will have a material adverse effect on the value and utility of such Facility. Therefore, Tenant shall, and shall cause all of its Affiliates and Guarantors to, comply with the restrictive covenants set forth on Exhibit G to this Lease (the “Restrictive Covenants”).
5.7.    Hazardous Materials. Tenant’s use of the Premises shall comply with all applicable Hazardous Materials Laws.
5.7.1.    Notification of Landlord. Tenant shall promptly, upon discovery, notify Landlord of any of the following: (a) any material violation of any Hazardous Materials Laws related to the use of the Premises; (b) Hazardous Materials Claims against Tenant or any portion of the Premises; (c) remedial action in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises; and (d) Tenant’s discovery of any occurrence or condition on or in the vicinity of any portion of the Premises that materially

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

increases the risk that any portion of the Premises or any occupant of the Premises will be exposed to Hazardous Materials in violation of Hazardous Materials Laws. Tenant shall promptly notify Landlord, and provide it with copies of, all communications to or from Tenant, any Governmental Authority or any other Person relating to any material violation of Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises.
5.7.2.    Remediation. If any Environmental Activities occur causing the release of Hazardous Materials on the Premises in violation of Hazardous Material Laws, or if any violation of any Hazardous Materials Laws occurs on the Premises as a result of any act or omission of Tenant, Tenant shall promptly obtain all permits and approvals necessary to remedy any such release or violation through the removal of Hazardous Materials as required by any applicable Legal Requirement, and upon approval of the remediation plan by any applicable Governmental Authority and by Landlord (not to be unreasonably withheld, delayed or conditioned), remedy any such problem in accordance with the requirements of applicable Governmental Authorities and all Hazardous Materials Laws.
5.7.3.    Extension of Term. Notwithstanding any other provision of this Lease to the contrary, if any Hazardous Materials are discovered on or under any portion of the Premises in violation of any Hazardous Materials Law as a result of any act by Tenant, at Landlord’s option, in its discretion, the Term shall be automatically extended and this Lease shall remain in full force and effect with respect to the Facility at which such Hazardous Materials are located, but not otherwise, until the earliest to occur of (i) the completion of all remedial action or monitoring as required by applicable Governmental Authorities and Hazardous Materials Laws, (ii) when finally approved or released from monitoring by any Governmental Authority with respect to such Hazardous Materials, in accordance with all Hazardous Materials Laws, or (iii) the date specified in a notice from Landlord to Tenant terminating this Lease as to such Facility (which date may be subsequent to the date upon which the Term was to have expired).
5.7.4.    Landlord’s Participation. Landlord shall have the right, at Tenant’s sole cost and expense (including Landlord’s reasonable attorneys’ fees and costs) and with counsel chosen by Landlord in its discretion, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims asserted against Tenant with respect to the Premises.
5.7.5.    Limitation of Tenant’s Liability. Notwithstanding any other provision of this Lease to the contrary, Tenant’s liability and obligations with respect to any: (i) Environmental Activities that were not caused or undertaken by the Tenant or (ii) Hazardous Materials Claims that do not arise from Tenant’s use of the Premises shall, in each case, be limited to taking such actions as is necessary to protect the buildings on the Premises and the health and safety of Tenant’s occupants in such buildings and shall not include any remedial actions with respect to Hazardous Materials in the outdoor environments.
5.8.    Financial, Management and Regulatory Reports. Tenant shall provide Landlord with the reports listed and other information or documentation set forth on Exhibit F within the time frames described therein, and such other information about and documentation that is readily available to Tenant and related to the Premises and/or the Business as Landlord may

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

reasonably request from time to time within a reasonable time following such request. All financial information provided shall be prepared in accordance with GAAP (if applicable) and shall be submitted electronically by Tenant to Landlord.
5.9.    Intentionally Deleted.
5.10.    Negative Covenants.
5.10.1.    Affiliate Transactions and Payments. No Tenant shall enter into, or be a party to, any transaction with an Affiliate of any Tenant or any of the partners, members or shareholders of any Tenant relating to the Premises except  on terms that are fully disclosed to Landlord in advance and are no less favorable to any Tenant or such Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party; provided, however, the foregoing requirements for advance notice and an arms’ length transaction shall be inapplicable to any arrangements or agreements in the ordinary course of business between Tenant and its  Affiliates to the extent such arrangements or agreements result in a pass through to Tenant of actual costs incurred by such Affiliate that are consistently allocated across Guarantor’s consolidated portfolio where such costs are incurred. Subject to the requirements of the immediately preceding sentence and subject to the restrictions set forth in Section 10.1.2, Tenant may (without Landlord approval) enter into management agreements with respect to any Facility with any Affiliate of such Tenant that is wholly-owned by Guarantor (an “Affiliate Manager”), which such management agreements may provide for a fee of up to [***]% of the gross revenues of the applicable Facility(ies), provided that any such Affiliate Manager, as manager (as well as any other property manager of a Facility) shall enter into a subordination agreement relative thereto and in favor of Landlord in form and substance reasonably satisfactory to Landlord. No property management agreement, whether with an Affiliate Manager or otherwise, shall be permitted or effective unless and until a subordination agreement relative thereto and in favor of Landlord in form and substance reasonably satisfactory to Landlord has been executed and delivered to Landlord. Landlord agrees that the form of subordination attached hereto as Exhibit K is acceptable to Landlord. Schedule 5.10.1 sets forth all management agreements relating to the Facilities with an Affiliate Manager as of the Effective Date. Tenant shall cause all such Management Agreements to comply with the requirements of this Section 5.10.1 within 60 days after the Effective Date, subject to such extension as may be reasonably required to obtain any necessary regulatory approval of such modifications.
5.10.2.    Distributions after Default. After the occurrence of a Master Lease Event of Default under Section 7.1.1 and until such Master Lease Event of Default is cured, no Tenant shall make any payments or distributions (including salaries, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to any Affiliate of any Tenant or any Guarantor, or any shareholder, member, partner or other equity interest holder of any Tenant, any Guarantor or any Affiliate of any Tenant or any Guarantor; provided, however, that Tenant may make payments or distributions directly to Guarantor and Tenant and Tenant’s Affiliates shall have the right to pay Facility-level operating expenses in the ordinary course of their respective businesses consistent with past practice including salaries, bonuses, equipment, vehicle and service contracts, maintenance expenses, general and administrative costs and other similar expenses.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5.10.3.    Use Specific Negative Covenants. No Tenant shall do any of the following:
5.10.3.1.    Transfer any Authorizations to any third party, or any location other than the Facility operated by such Tenant or as otherwise required by the terms of this Lease nor pledge any Authorizations as collateral security for any loan or indebtedness;
5.10.3.2.    Voluntarily rescind, withdraw, revoke, terminate, relinquish, amend, restate, supplement, allow to expire without renewal or otherwise alter the nature, tenor or scope of any Authorization for any Facility except as permitted hereunder in Section 5.2 and except for Tenant’s voluntary withdrawal from any Governmental Program or Third Party Payor Program; or
5.10.3.3.    Except as otherwise expressly permitted in this Section 5, amend or otherwise change, by consent, acquiescence or otherwise, any Facility’s (A) Unit capacity, or the number or type of Units, authorized by the Authorizations applicable to such Facility, or (B) Authorization’s category or type, in each case as the same exist on the applicable Effective Date for each Facility, or apply for approval of any of the foregoing amendments or changes.
5.11.    Furnish Information. Tenant shall promptly notify Landlord of any condition or event of which an officer of Tenant has actual knowledge that constitutes a material default under this Lease.
5.12.    Further Assurances. Tenant and Landlord shall, upon request of the other party from time to time, execute, deliver, and furnish such documents as may be necessary or appropriate to consummate fully the transactions contemplated under this Lease.
5.13.    No Impairment. The obligations of Landlord and Tenant under this Lease shall be separate and independent covenants and agreements, and the Rent and all other sums payable by Tenant under this Lease shall continue to be payable in all events unless and to the extent such sums have been fully paid by Tenant.
5.14.    Permitted AR Financing. Tenant shall not obtain financing with respect to any Facility (or its operations) or otherwise that pledges or otherwise grants any third party a security or collateral interest in any Facility Accounts Receivables and/or Tenant Personal Property (“AR Financing”) unless (a) such AR Financing relates solely to any one or more of the Facilities, (b) Tenant obtains Landlord’s prior consent to the terms of such AR Financing, (c) Landlord and the lender for the AR Financing have entered into an intercreditor agreement reasonably satisfactory to Landlord, and (d) at the time of execution of such AR Financing, no Master Lease Event of Default exists under this Lease and no Facility Default exists relating to any Facility the assets connected to which are to serve as collateral for such AR Financing. Notwithstanding the immediately preceding sentence, Tenant (or its Affiliates) shall have the right, from time to time, to enter into (i) equipment leases in the ordinary course of business for equipment used or useful to the operation of the Business, such as copiers or dishwashers and (ii) leases (or similar arrangements) of vehicles for use at the Facilities, in each case in Tenant’s or its Affiliate’s reasonable

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discretion; provided that the security interest granted to Landlord with respect to Tenant’s Personal Property shall be subordinate to any security interest granted in connection with such leases only if and so long as the lessor or financier of such Tenant’s Personal Property agrees to give Landlord written notice of any default by Tenant under the terms of such lease, to give Landlord a reasonable time following such notice to cure any such default and consents to Landlord’s written assumption of such lease upon Landlord’s curing of any such defaults.
5.15.    No Liens. Tenant shall not cause or permit any Liens to be placed or assessed against the Premises or the operation thereof for any reason, provided Tenant shall not be in default hereunder if a Lien exists and Tenant shall, in good faith and at its expense, contest the existence and validity of such Lien upon the Premises by appropriate proceedings sufficient to prevent the collection or other realization of the Lien so contested, as well as the sale, forfeiture or loss of any of the Premises or any rent to satisfy the same. Tenant shall provide Landlord with security satisfactory to Landlord in Landlord’s reasonable judgment to assure the foregoing (which shall include a bond). Each contest permitted by this Section 5.15 shall be promptly and diligently prosecuted to a final conclusion by Tenant.
6.    Condition and Maintenance of the Premises.
6.1.    Acceptance “AS IS”. Tenant acknowledges that it is presently engaged in the Business conducted at each Facility in the state where such Facility is located and has expertise in such industry and, in deciding to enter into this Lease, has not relied on any representations or warranties, express or implied, of any kind from Landlord. Tenant has examined the condition of title to and thoroughly investigated the Premises, has concluded that no improvements or modifications to them are required in order to conduct the Business and accepts them on an “AS IS” basis and assumes all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. Tenant expressly understands and agrees that any inspection by or on behalf of Landlord of the business conducted at the Premises or of the Premises is for Landlord’s sole and exclusive benefit and is not directly or indirectly for the benefit of, nor should be relied in any manner upon by, Tenant, its residents, its patients or any other third party.
6.2.    Tenant’s Maintenance Obligations.
6.2.1.    Tenant shall (a) keep and maintain the Premises in good, safe, and operational condition, in all material respects (damages by casualty, Condemnation or acts of Landlord or its agent and ordinary wear and tear excepted), taking into consideration the age of the Facilities at the time Tenant’s compliance with the foregoing is measured (the foregoing, collectively “Condition Standard”), and maintain proper housekeeping, (b) except as provided in Sections 8, 11 and 12, promptly make all repairs (including without limitation, any interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen or arising by reason of a condition existing prior to or from and after the commencement of the Term (concealed or otherwise)) necessary to keep each Facility in not less than the Condition Standard and in substantial compliance with all applicable Legal Requirements, including, if applicable, if Tenant elects to participate in same from time to time, certification for participation in Third Party Payor Programs, and (c) keep and maintain (if necessary, by repair and replacement thereof) the Landlord Personal Property and Tenant Personal Property in not less than the Condition Standard.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

6.2.2.    Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or thereafter enacted.
6.3.    Upgrade Expenditures.
6.3.1.    Facility Upgrade Deposit Requirement. Commencing with the twenty-four month period ending December 31, 2019, and for the 24-month period ending on each December 31 thereafter during the Term (each such period, an “Upgrade Expenditures Test Period”), on or prior to the due date of the Upgrade Expenditures Report for the last calendar year of such Upgrade Expenditures Test Period, Tenant shall, on a Facility-by-Facility basis, deposit with Landlord an amount equal to the amount, if any, by which the Facility Required Upgrade Expenditures Amount (as hereinafter defined) for the applicable Facility and such Upgrade Expenditures Test Period is greater than the sum of Facility Actual Upgrade Expenditures Amount (as hereinafter defined) for such Facility plus the aggregate amount of capital expenditure escrows, if any, deposited by Tenant and then held by Facility Mortgagee for such Facility and during such Upgrade Expenditures Test Period (each such deposit, a “Facility Upgrade Deposit”). If, with respect to a particular Upgrade Expenditures Test Period for any Facility, the Facility Actual Upgrade Expenditures Amount for such Facility is greater than the Facility Required Upgrade Expenditures Amount for such Facility, then, provided no Master Lease Event of Default by Tenant exists hereunder and no Facility Default exists with respect to such Facility, within five (5) Business Days after Tenant's presentation of its Upgrade Expenditures Report reflecting such greater expenditure, Landlord shall pay to Tenant the lesser of (i) the amount by which the Facility Actual Upgrade Expenditures Amount for such Facility expended during the applicable Upgrade Expenditures Test Period exceeds the Facility Required Upgrade Expenditures Amount for such Facility and such Upgrade Expenditures Test Period, (ii) the total Facility Actual Upgrade Expenditures expended during the second year of such Upgrade Expenditures Test Period or (iii) the aggregate amount of the Facility Upgrade Deposits that have been made with respect to such Facility and not previously returned to Tenant pursuant to the terms of this Section 6.3.1 (such lesser amount, the “Facility Upgrade Reimbursement Amount”). Any Facility Upgrade Reimbursement Amount returned to Tenant shall be deemed to have been reimbursed in respect of amounts spent during the second year of the applicable Upgrade Expenditures Test Period. As used herein, “Facility Actual Upgrade Expenditures Amount” means, with respect to each Facility and Upgrade Expenditures Test Period, the aggregate amount of the Upgrade Expenditures made by Tenant with respect to such Facility during such Upgrade Expenditures Test Period and not previously reimbursed to Tenant pursuant to this Section 6.3.1 or a Facility Mortgagee, specifically excluding, however, any Landlord UE Funds paid or approved to be paid to Tenant with respect to such Facility and such Upgrade Expenditures Test Period pursuant to Section 6.3.5. As used herein, “Facility Required Upgrade Expenditures Amount” means, with respect to each Facility and the Upgrade Expenditures Test Period ending on December 31, 2019, an amount equal to $2,000.00 per Unit for such Upgrade Expenditures Test Period. The amount of the Facility Required Upgrade Expenditures Amount shall not increase during the Initial Term or the first year of the first Renewal Term. Commencing on the first day of the second Lease Year in the first Renewal Term and continuing annually thereafter, the Facility Upgrade Required Expenditures Amount with respect to each Facility and each subsequent Upgrade Expenditures Test Period shall be increased by an amount equal to the product

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

of $2,000.00 per Unit multiplied by the sum of one plus the percentage by which, pursuant to Section 4.1.2 (or, if applicable, Section 4.1.3) hereof, Minimum Rent has increased from the first day of the first Lease Year of such first Renewal Term through the first day of the second year of such Upgrade Expenditures Test Period (e.g., assuming the Minimum Rent increases by 2.25% on the first day of the second Lease Year of such Renewal Term pursuant to Section 4.1.2 hereof, the Facility Required Upgrade Expenditures Amount for the Upgrade Expenditures Test Period ending on December 31 of the second Lease Year would equal $2,045.00 per Unit ($2,000.00 x (1 + 0.0225) = $2,045.00)). For purposes of determining the Facility Required Upgrade Expenditures Amount for a given Facility and Upgrade Expenditures Test Period, the Facility Required Upgrade Expenditures Amount shall be calculated based upon the actual Unit capacity of such Facility as of the first day of such Upgrade Expenditures Test Period.
6.3.2.    Retention of Facility Upgrade Deposits. Landlord may commingle the Facility Upgrade Deposits with other assets of Landlord or its Affiliates, and Tenant shall not be entitled to any interest on such amounts. Upon the occurrence and during the continuance of any Master Lease Event of Default or a Facility Default with respect to any Facility for which Landlord is holding a Facility Upgrade Deposit, Landlord may apply any portion of the Facility Upgrade Deposits to the extent required for the payment of any sum then due and payable under this Lease or for any sum which Landlord may have expended or may be required to expend by reason of the occurrence of such Master Lease Event of Default or Facility Default respectively, including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Upon any such application of Facility Upgrade Deposits for a Master Lease Event of Default, Tenant shall, within two (2) Business Days of request by Landlord therefor, deposit with Landlord the amount of such applied Facility Upgrade Deposits In connection with any assignment of Landlord’s interest under this Lease, the assigning Landlord shall be obligated to transfer all Facility Upgrade Deposits related to the Facilities subject to this Lease or any portion hereof being so assigned then held by the assigning Landlord and not previously applied by Landlord as set forth in this Section 6.3.2 or returned to Tenant as provided in Section 6.3.1 above to such assignee, and, upon such transfer, the assigning Landlord transferring any such Facility Upgrade Deposits shall thereupon be completely released from all liability with respect to such amounts so transferred, and Tenant shall look solely to said assignee in reference thereto. The Facility Upgrade Deposits shall be the property of Landlord; provided, however, that in the event it is ever determined by a court of competent jurisdiction that the Facility Upgrade Deposits are the property of Tenant (or part of Tenant’s estate), then Tenant, as debtor, hereby grants to Landlord, as secured party, a security interest in, and an express contractual lien upon, all of Tenant’s right, title and interest in and to the Facility Upgrade Deposits and all products and proceeds thereof.
6.3.3.    Disposition of Facility Upgrade Deposits. Within thirty (30) days following the expiration or termination of this Lease as to any one or more Facilities, Tenant shall deliver to Landlord an Upgrade Expenditures Report with respect to such Facility(ies) for the calendar year or partial calendar year immediately preceding such expiration or termination, calculated pro rata taking into consideration any partial Upgrade Expenditure Test Period and, if applicable deposit the required Facility Upgrade Deposit with Landlord; provided, however, Tenant’s obligation to make Facility Upgrade Deposits hereunder shall be limited solely to any termination or expiration whereby the Premises that are terminated are returned to Landlord or its

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Affiliates and in no event shall Tenant have any obligation to make such Facility Upgrade Deposits when such Premises are acquired or transferred to Tenant or any Affiliate of Tenant or Guarantor or for any termination pursuant to Section 11 or Section 12. Upon the expiration or termination of this Lease as to any one or more Facilities, all Facility Upgrade Deposits for the applicable Facility(ies) (including any funds that are required to be deposited therein by Tenant with respect to the calendar year or partial calendar year immediately preceding such expiration or termination if and to extent required by the immediately preceding sentence) shall automatically and without further action of the parties become the property of Landlord, without any obligation on Landlord’s part to credit Tenant in any manner therefor. The obligations of Landlord and Tenant under this Section 6.3.3 shall survive the expiration or termination of this Lease.
6.3.4.    Upgrade Expenditures Report. For each Lease Year during the Term, Tenant shall deliver to Landlord, together with the fourth quarter Quarterly Reports required by Exhibit F, a report of Upgrade Expenditures by Facility for the applicable Upgrade Expenditures Test Period (each, an “Upgrade Expenditures Report”), including a reasonably detailed description thereof; provided that, notwithstanding the requirements of Exhibit F, Tenant may extend the required delivery timeframe as reasonably required to perform the applicable calculations, not to exceed an additional 30 days.
6.3.5.    Request for Landlord Funding. Tenant may request that (A) Landlord reimburse Tenant for all or any portion of the Upgrade Expenditures for any given Facility for a particular Lease Year that are in excess of the product of (1) the Landlord Funding Threshold for such Facility multiplied by (2) the aggregate number of Units in such Facility on the first day of such Lease Year, which such request shall be made, if at all, no later than 30 days after the end of the Lease Year to which such request relates and/or (B) Landlord provide funds for any Upgrade Expenditures associated with any one or more capital expenditure projects that Tenant may wish to undertake from time to time in the amount that Tenant and Landlord reasonably estimate will cause Upgrade Expenditures for the applicable Facility and Lease Year to exceed such product expressed in (A). If Tenant so requests and Landlord, in its sole and absolute discretion approves such funding, then Landlord will fund the amount so requested from time to time by Tenant (such Upgrade Expenditures that Landlord agrees to fund, “Landlord Funded Upgrade Expenditures”, and such Landlord funds, “Landlord UE Funds”). The provisions and requirements of Section 6.5.6 below shall, in addition to applying to disbursements of Landlord Match Funds, also apply to all disbursements of Landlord UE Funds. An illustrative example of the interaction of the provisions relating to Landlord Funded Upgrade Expenditures under this Section 6.3.5 with the provisions relating to Tenant’s obligations with respect to Facility Upgrade Expenditures under Sections 6.3.1 through 6.3.4 above is set forth on Schedule 6.3.5.
6.3.6.    Certain Definitions. “Landlord Funding Threshold” means, as of the Effective Date, $1,800 per Unit per Lease Year. The amount of the Landlord Funding Threshold shall not increase during the Initial Term or the first year of the first Renewal Term. Commencing on the first day of the second Lease Year in the first Renewal Term and continuing annually thereafter, the amount of the Landlord Funding Threshold with respect to each Facility and each subsequent Lease Year shall be increased by an amount equal to the product of $1,800.00 per Unit multiplied by the sum of one plus the percentage by which, pursuant to Section 4.1.2 (or, if applicable, Section

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4.1.3) hereof, Minimum Rent has increased from the first day of the first Lease Year of such first Renewal Term through the first day of the applicable Lease Year. “Upgrade Expenditures” means, with respect to a Facility, expenditures in commercially reasonable amounts paid by Tenant to Persons that are not Affiliates of Tenant or any Guarantor for upgrades or improvements to such Facility that are “capital expenditures” (as defined under GAAP) that have the effect of maintaining or improving the real property improvements or fixtures or equipment at the Facility; provided however, that Upgrade Expenditures shall not include expenditures related to: (A) routine repairs and maintenance for Unit turnovers with an aggregate cost of $[***], (B) projects with an aggregate cost of $[***] or less  (but expressly excluding Unit turnovers with an aggregate cost in excess of $[***], which shall be treated as Upgrade Expenditures) , or (C) purchases of supplies.
6.4.    Alterations.
6.4.1.    Permitted Alterations. Tenant may alter, improve, exchange, replace, modify or expand (collectively, “Alterations”) the Facilities and equipment or appliances in the Premises from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises; provided, however, that any Alterations that (a) are structural in nature, (b) will change the existing footprint of any Facility located on the Premises, (c) adversely modify any legal right of access to the Premises, (d) reduce in any material respect any available parking at the Premises, or (e) are expected to cost in excess of $500,000 with respect to any individual Facility in any rolling 12-month period shall require Landlord’s prior consent, which consent shall not be unreasonably withheld, conditioned or denied; provided further, that any Alterations to the Premises must satisfy the requirements set forth in Sections 4.04 (2) and (3) of Revenue Procedure 2001-28 (Internal Revenue Bulletin No. 2001-19).
6.4.2.    Ownership. All Alterations funded by Tenant (and whether or not reimbursed by Landlord UE Funds (as defined in Section 6.3.5) or Landlord Match Funds (as defined in Section 6.5.1 below)) shall immediately become a part of the Premises and the property of Landlord upon the Termination/Dispossession Date. Except for Landlord Match Funds and except to the extent that Landlord in its discretion agrees to fund any Alterations following Tenant’s request therefor (in which case, such Alterations funded by Landlord shall immediately become a part of the Premises and the property of Landlord subject to this Lease, although during the Term, Tenant shall be deemed the tax owner of such Alterations), the cost of all Alterations or other purchases, whether undertaken pursuant to a Legal Requirement or otherwise, shall be borne solely by Tenant.
6.4.3.    Requirements for All Alterations. For each Alteration, Landlord and Tenant shall work together in good faith to agree upon reasonable insurance requirements for any Service Provider to perform any part of any Alterations, and such requirements shall be included within the definition of “Insurance Requirements” for such Alterations and Service Providers. All work done in connection with Alterations shall be done in a good and workmanlike manner and in material compliance with applicable Legal Requirements pertaining to the Premises and applicable Insurance Requirements. Prior to commencing construction of any Alteration requiring Landlord’s consent pursuant to the express terms of this Lease, Tenant shall submit to Landlord, in writing, a proposal setting forth, in reasonable detail, any proposed Alteration and shall provide to Landlord such plans and specifications, permits, licenses, contracts and other information concerning the

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

proposed Alteration as Landlord may reasonably request. Landlord shall have 15 days to review all materials submitted to Landlord in connection with any such proposal. Failure of Landlord to respond to Tenant’s proposal within 15 days after receipt of all information and materials reasonably requested by Landlord in connection with the proposed Alteration shall be deemed to constitute approval of such proposed Alteration, subject in all events, however, to Tenant’s compliance with the other requirements of this Lease.
6.5.    Revenue Enhancing Projects.
6.5.1.    Funding. Subject to the terms and conditions of this Section 6.5, if a Change of Control is consummated, then Tenant agrees to spend (or escrow with Landlord in accordance with the terms of this Section 6.5) Thirty Million Dollars ($30,000,000.00) (such requirement, the “Tenant Investment Requirement” and such funds, the “Tenant Revenue Enhancing Projects Funds”) to fund, and Landlord agrees to disburse to Tenant from time to time an aggregate amount of up to an additional [***] Dollars ($[***]) (such agreement, the “Landlord Match Requirement”, and such funds, the “Landlord Match Funds”) to reimburse Tenant for, “Revenue Enhancing Projects” at “Eligible Facilities”, each as defined below. Tenant may, at its option and in its sole discretion, at any time elect to deposit some or all of the amount of the Tenant Investment Requirement with Landlord (the “Tenant Investment Requirement Deposit”) in lieu of performing any Revenue Enhancing Projects, which Landlord may commingle with other assets of Landlord or its Affiliates, and Tenant shall not be entitled to any interest on such amounts. Upon the occurrence and during the continuance of any Master Lease Event of Default, Landlord may apply any portion of the Tenant Investment Requirement Deposit to the extent required for the payment of any sum then due and payable under this Lease or for any sum which Landlord may have expended or may be required to expend by reason of the occurrence of such Master Lease Event of Default, including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord, but (notwithstanding anything to the contrary contained in this Agreement) in no event shall Tenant be obligated to replenish any portion of the Tenant Investment Requirement Deposit. All Landlord Match Funds shall be solely to reimburse Tenant for hard cost expenditures made for Revenue Enhancing Projects and for no other purpose. Landlord Match Funds may not be used to satisfy any part of the Tenant Investment Requirement and each disbursement of Landlord Match Funds to reimburse Tenant shall reduce, on a dollar for dollar basis, the Tenant Revenue Enhancing Projects Funds that are counted toward compliance with the Tenant Investment Requirement. Tenant shall have completed the Tenant Investment Requirement by no later than, and the Landlord Match Requirement shall expire and be of no further effect upon, the earlier of (a) the third (3rd) anniversary of the closing of the Change of Control and (b) the date that is the then current scheduled expiration date of the Term (the “Revenue Enhancing Projects End Date”); provided, however, the Revenue Enhancing Projects End Date shall be extended for a period up to six months for any Revenue Enhancing Projects underway and not completed as of the original Revenue Enhancing Project End Date but in no event past the end of the Term. All Revenue Enhancing Projects that are begun after the Revenue Enhancing Projects End Date, and all work falling within the definition of “Revenue Enhancing Projects” that is performed after the Revenue Enhancing Projects End Date (as extended in the immediately preceding sentence) shall be at Tenant’s sole cost and expense. The provisions of this Section 6.5.1 shall pertain, if at all, only with respect to the first Change of Control that occurs after the Effective Date and any

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

subsequent Change of Control after the first Change of Control following the Effective Date shall not trigger additional Tenant Investment Requirements or Landlord Match Requirements.
As used in this Lease, the term “Revenue Enhancing Project” shall mean a project as to which the expenditures therefor and thereon (a) are made with respect to a Facility other than one of the Sale Facilities (herein, an “Eligible Facility”), (b) are paid to Persons that are not Affiliates of Tenant or any Guarantor, and (c) are for upgrades or improvements to such Eligible Facility that, as demonstrated in the Project Information (as defined in Section 6.5.4 below) to the reasonable satisfaction of Landlord, (i) are “capital expenditures” (as defined under GAAP) and (ii) as reasonably determined by Landlord and Tenant will have a revenue-enhancing effect upon such Eligible Facility. If Landlord cannot reasonably agree that any proposed project(s) is a Revenue Enhancing Project, Tenant shall have the right to deposit all or a portion of the Tenant Investment Requirement as a Tenant Investment Requirement Deposit in lieu of performing any Revenue Enhancing Project.
6.5.2.    Relationship to Other Provisions.
6.5.2.1.    Tenant Revenue Enhancing Project Funds for any given Revenue Enhancing Project shall be treated as Upgrade Expenditures for purposes of Section 6.3 only with respect to Revenue Enhancing Projects and only to the extent that, prior to commencement of the applicable Revenue Enhancing Project, Tenant requests that a specified amount of Tenant Revenue Enhancing Projects Funds be counted as Upgrade Expenditures, and Landlord has consented to such treatment, which consent Landlord shall not unreasonably withhold, delay or condition (such amount, the “Revenue Enhancing Projects Upgrade Expenditures”). Landlord Match Funds shall not be available to reimburse Tenant for Revenue Enhancing Projects Upgrade Expenditures.
6.5.2.2.    Upgrade Expenditures under Section 6.3 other than Revenue Enhancing Projects Upgrade Expenditures shall not count toward Tenant’s compliance with the Tenant Investment Requirement.
6.5.2.3.    The terms of this Section 6.5 are not intended to, and shall not, supersede other provisions of this Lease that may pertain to Revenue Enhancing Projects, including but not limited to, Section 5.5, Section 5.10.3, and Section 6.4.
6.5.3.    Reporting and Compliance; Failure to Meet the Tenant Investment Requirement. For each quarter during the Term beginning prior to the Revenue Enhancing Projects End Date, Tenant shall deliver to Landlord, together with the Quarterly Financial Reports required pursuant to Exhibit F, a report of Revenue Enhancing Projects by Facility (each, a “Revenue Enhancing Projects Status Report”), including Tenant Revenue Enhancing Projects Funds and Landlord Match Funds spent to date and the anticipated schedule and funding for each such Revenue Enhancing Project. The Officer’s Certificate submitted together with such Revenue Enhancing Projects Status Report shall include a certification that such report accurately reflects, in all material respects, the Tenant Revenue Enhancing Projects Funds and Landlord Match Funds spent as of the end of the quarter to which it relates. If the Revenue Enhancing Projects Status Report for the quarter in which the Revenue Enhancing Projects End Date occurs reflects that Tenant

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

has spent less than Thirty Million Dollars ($30,000,000.00), then (i) any unused Tenant Investment Requirement Deposits previously deposited with Landlord pursuant to this Section 6.5.3 shall immediately and automatically be forfeited to Landlord as Additional Rent and (ii) Tenant shall, no later than five (5) days after the due date for such report, pay to Landlord as Additional Rent the amount of any deficiency in excess of the forfeited Tenant Investment Requirement Deposits (such that the aggregate amount spent by Tenant and forfeited to Landlord shall not exceed Thirty Million Dollars ($30,000,000.00) in the aggregate).
6.5.4.    Delivery of Project Information. Before commencing any construction work on any proposed Revenue Enhancing Project, Tenant shall submit to Landlord the scope of work comprising such Revenue Enhancing Project and shall provide such other information as Landlord may reasonably request relating to such Revenue Enhancing Project, including schematics, drawings and budgeted project costs, a written memo describing such Revenue Enhancing Project, including rationale and stated goals of the investment, a list of competitors located in the market of the applicable Eligible Facility, sources of funding for such Revenue Enhancing Project (including an indication of whether and to what extent Tenant is seeking Landlord Match Funds), pro-forma financial impact projections, and such other information as Landlord may reasonably request) (all of the foregoing information relative to a proposed Revenue Enhancing Project, the “Project Information”).
6.5.5.    Conditions to Disbursement of Landlord Match Funds. Landlord shall not have any obligation to disburse Landlord Match Funds pursuant to this Section 6.5 with respect to a particular Revenue Enhancing Project for any Eligible Facility unless and until each of the following conditions precedent has been satisfied to Landlord’s reasonable satisfaction:
6.5.5.1.    Tenant has delivered evidence reasonably satisfactory to Landlord that, on a pro forma basis for such disbursement, Tenant shall have expended from its own funds with respect to the Revenue Enhancing Project in question an amount equal to or greater than the aggregate amount that Landlord has disbursed and is being requested to disburse with respect to such Revenue Enhancing Project;
6.5.5.2.    Tenant has delivered to Landlord each of the following: (a) before disbursing funds to reimburse Tenant for any construction costs, proof in a form reasonably satisfactory to Landlord that all building permits, zoning variances and other approvals or consents of appropriate Governmental Authorities necessary to commence and complete the construction related to such Revenue Enhancing Project have been obtained, (b) a fully-executed construction contract with a general contractor for such Revenue Enhancing Project, (c) a copy of the current certificate of insurance from the general contractor for such Revenue Enhancing Project with such coverages and such limits as are acceptable to Landlord, in its reasonable discretion, and (d) a milestone schedule of key project dates, including the construction start date and the estimated date of substantial completion;
6.5.5.3.    No Master Lease Event of Default has occurred and is continuing under this Lease and no Facility Default has occurred and is continuing with respect to such Eligible Facility;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

6.5.5.4.    Landlord shall have received fully-executed unconditional lien waivers in a form reasonably acceptable to Landlord from the contractor party to the construction contract and each of its subcontractors that performed any work for such Revenue Enhancing Project related to such requested disbursement, where such work by such subcontractors was for an amount in excess of $10,000;
6.5.5.5.    No materialmen’s lien or mechanic’s lien has been filed against the affected Eligible Facility except for any lien for which Tenant has provided adequate security to insure the ultimate payment or satisfaction of the condition giving rise to such lien acceptable to Landlord, in its reasonable discretion, or that would be paid in full by such disbursement;
6.5.5.6.    Tenant shall have delivered to Landlord evidence reasonably satisfactory to Landlord that (a) such Revenue Enhancing Project is proceeding in a manner to assure completion of such Revenue Enhancing Project on or before the project completion date set forth in the Project Information except such delay as may result from any cause beyond Tenant’s reasonable control and (b) all work completed prior to such disbursement has been completed, in all material respects, in accordance with the Project Information;
6.5.5.7.    If such Revenue Enhancing Project will include or necessitate a change or modification of, or addition to, the Authorizations for an Eligible Facility, (a) Tenant has delivered to Landlord, before any disbursement of Revenue Enhancing Projects Funds relative to such Revenue Enhancing Project: (i) a description of such changes, modifications or additions, (ii) a list of the new Authorizations for such Eligible Facility that will be obtained at the completion of such Revenue Enhancing Project, and (iii) a description of the process that Tenant will need to complete to obtain the aforesaid Authorizations, (b) Tenant shall deliver to Landlord, at or shortly after substantial completion of such Revenue Enhancing Project, copies of the changed, modified or additional Authorizations obtained by Tenant, and (c) from time to time, as any change, modification or addition relative to Authorizations occurs, Tenant and Landlord shall update any schedule or exhibit to this Lease that is affected by any such change, modification or addition to reflect such change, modification or addition;
6.5.5.8.    [Intentionally Deleted]; and
6.5.5.9.    Tenant shall have delivered to Landlord an Officer’s Certificate in a form to be reasonably agreed upon between the parties within 30 days after the Effective Date and, following such agreement, to be attached hereto as Schedule 6.5.5.9 (certifying that, pro forma for the requested disbursement, Tenant would be on schedule to comply with the Tenant Investment Requirement, assuming that such obligation were spread evenly over the applicable three-year period).
6.5.6.    Disbursement of Funds. Subject to the conditions set forth in Section 6.5.5 and the other terms and conditions in this Lease, Landlord agrees to disburse funds to Tenant as reimbursement for Tenant’s hard cost expenditures made for Revenue Enhancing Projects, including site preparation and improvement, materials and labor, but not including direct

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

or indirect costs of actual Tenant employees, up to the aggregate amount of the Landlord Match Funds, pursuant to the following procedures and requirements:
6.5.6.1.    Tenant shall complete, sign and deliver to Landlord a written request for reimbursement pursuant to a form of requisition reasonably acceptable to Landlord in connection with any request for approval of disbursement of Revenue Enhancing Projects Funds (a “Request for Disbursement”);
6.5.6.2.    Each Request for Disbursement shall be supported by such receipts, invoices, evidence of payment of such invoices and other documents as may reasonably be required by Landlord (provided lien waivers from subcontractors will not be required where the work performed or materials supplied were less than $10,000);
6.5.6.3.    Each Request for Disbursement submitted to Landlord shall not be for less than $50,000 (except for the final Request for Disbursement for any Revenue Enhancing Project) and Tenant shall not make more than one request for a disbursement in any month;
6.5.6.4.    Landlord may disburse less than the amount requested in the Request for Disbursement if Landlord, in its reasonable discretion, disagrees or objects to a portion of the amounts requested by Tenant, and Landlord shall have no obligation to disburse until it has received all materials required by this Lease with respect to such disbursement, in a form reasonably acceptable to Landlord;
6.5.6.5.    Landlord shall pay to Tenant the amount requested in the Request for Disbursement, subject to Landlord’s rights in this Section 6.5, no later than fifteen (15) Business Days after Tenant submits to Landlord any complete Request for Disbursement;
6.5.6.6.    To the extent that Landlord may have acquiesced in noncompliance with any requirement(s) or condition(s) precedent to any disbursement(s), such acquiescence shall not constitute a waiver by Landlord, and Landlord at any time after such acquiescence may require Tenant to comply with all such requirements and conditions; and
6.5.6.7.    Landlord shall not be required to disburse any funds pursuant to this Section 6.5 for any Request for Disbursement first delivered after the Revenue Enhancing Projects End Date, as extended as set forth in Section 6.5.1.
6.5.7.    Smaller Revenue Enhancing Projects. Landlord acknowledges that certain costs arising in connection with the Revenue Enhancing Projects may not be incurred pursuant to construction contracts due to the nature of work involved and agrees that the conditions and requirements for disbursement of funds for such costs as set forth in Section 6.5.5 and Section 6.5.6 shall be deemed modified accordingly, in accordance with Landlord’s reasonable discretion.
6.5.8.    Minimum Rent Increases.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

6.5.8.1.    Annual Minimum Rent shall increase each month that Landlord makes a disbursement to Tenant under this Section 6.5 or under Section 6.3.5, effective on the date of each such disbursement, by an annual amount equal to the product of the amount of the disbursement multiplied by the Landlord Funds Rate as of the date of such disbursement (each, a “Landlord Funds Rent Increase”).
6.5.8.2.    If Landlord makes a disbursement to Tenant on a day other than the first day of a calendar month, then the Landlord Funds Rent Increase associated with that disbursement shall, for the month in which such disbursement occurs, be prorated based on the number of days in the month falling on and after the date of disbursement over the total number of days in the month and shall be due with the next scheduled installment of Minimum Rent. Upon each Landlord Funds Rent Increase, and without further action of the parties, Schedule 1 to this Lease shall be revised as follows: (a) the annual amount of the Landlord Funds Rent Increase shall be allocated to the applicable Eligible Facility (or, if applicable, the Facility with respect to which Landlord UE Funds have been disbursed) and (b) following that allocation, the Proportionate Share percentage for each Facility shall be revised to equal the percentage obtained by dividing the annual Minimum Rent allocated to that Facility (as adjusted under this Section 6.5.8, if applicable) by the aggregate annual Minimum Rent for the Premises (as adjusted under this Section 6.5.8).
6.5.8.3.    For purposes of determining the annual increase in Minimum Rent under Section 4.1.2 or Section 4.1.3(b), as applicable, for a particular Lease Year immediately following a Lease Year in which a Landlord Funds Rent Increase occurs, the full annual amount of each such Landlord Funds Rent Increase shall be included for purposes of calculating the annual Minimum Rent for such particular Lease Year; except that the percentage by which each such annual amount of Landlord Funds Rent Increase shall increase under Section 4.1.2 or Section 4.1.3(b), as applicable, shall be prorated by the number of days in the Lease Year in which the Landlord Funds Rent Increase occurred that fall on and after the date of that increase over the total number of days in that Lease Year (and shall be subject to the full increase under Section 4.1.2 or Section 4.1.3(b), as applicable, in subsequent Lease Years) (and, if, as a result of the provisions of this sentence, a portion of the annual Minimum Rent that is allocable to a particular Facility increases at a prorated percentage rate, rather than the full percentage rate described in Section 4.1.2 or Section 4.1.3(b), as applicable, Schedule 1 to this Lease, and the Proportionate Shares for the Facilities, shall be revised accordingly to reflect such difference in the rate of percentage increase).
6.5.8.4.    As an example only and without limiting the terms of this Lease, assume that (a) at the commencement of the Lease Year ending on December 31, 2020, annual Minimum Rent is equal to $[***], (b) during such Lease Year, Landlord makes one disbursement of Landlord Match Funds to Tenant, on March 15, 2020, in the amount of $[***], (c) during such Lease Year and subsequent Lease Years, Landlord makes no disbursement of Landlord UE Funds, and (d) relative to the Lease Years commencing on January 1, 2021 and January 1, 2022, Section 4.1.2.2(b) equals [***]%. Annual Minimum Rent will increase by $[***] ([***]) effective on March 15, 2020, to equal $[***], and Tenant must pay Landlord the prorated amount of that Landlord Funds Rent Increase (in the amount of $[***] (17 days over 31 days multiplied by $[***] divided by 12) on April 21, 2020 (along with the monthly Minimum Rent installment that is due on such date (which monthly Minimum Rent installment shall include the

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

monthly amount of the Landlord Funds Rent Increase arising due to the above described Landlord Match Funds disbursement)). On January 1, 2021, annual Minimum Rent will be increased under Section 4.1.2 to equal $[***] ($[***] of the annual Minimum Rent that was in effect as of December 31, 2020 shall increase by [***]%, and the remaining annual Minimum Rent that was in effect as of December 31, 2020 (i.e., the Landlord Funds Rent Increase in the amount of $[***] that commenced on March 15, 2020) shall increase by a prorated amount of such [***]% increase equal to [***]% (292 days over 366 days multiplied by [***]%)). Assuming that no additional disbursement of Landlord Match Funds is made to Tenant under this Section 6.5 after March 15, 2020, annual Minimum Rent will be increased by [***]% to equal $[***] effective on January 1, 2022.
6.6.    Granting of Easements and Licenses. Landlord may, from time to time, with respect to all or any part of the Premises: (1) grant easements, covenants, restrictions, and/or CC&R’s, and other rights in the nature of easements, covenants, restrictions and/or CC&R’s, (2) release existing easements, covenants, restrictions, and/or CC&R’s, or other rights in the nature of easements, covenants, restrictions, and/or CC&R’s, that are for the benefit of any part of the Premises, (3) dedicate or transfer unimproved portions of the Premises for road, highway or other public purposes, (4) execute petitions to have any part of the Premises annexed to any municipal corporation or utility district, (5) execute amendments to any easements, covenants and restrictions affecting any part of the Premises, and (6) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interests in the Premises) without the necessity of obtaining Tenant’s consent, provided that such easement or other instrument or action contemplated by this Section 6.6 would not, and could not reasonably be expected to, unreasonably interfere with the conduct of, or unreasonably adversely affect, the Business at the affected Facility(ies). If any easement or other instrument or action described in this Section 6.6 unreasonably interferes with, or unreasonably adversely affects, the conduct of Business by the applicable Tenant at the affected Facility(ies), Landlord shall obtain Tenant’s prior consent to such proposed easement, instrument or action, which consent may be granted or withheld by Tenant in its sole discretion, which consent shall be deemed given if not expressly denied by Tenant, in writing, within 30 days after Landlord’s delivery of such request; provided that if a Governmental Authority or utility company is the counterparty to, or a beneficiary of, such easement or other instrument or requesting such action, then Tenant consent shall not be required, but Landlord shall reasonably consult with Tenant with respect thereto.
7.    Events of Default; Remedies. “Event of Default” shall mean any Master Lease Event of Default or Facility Default:
7.1.    Master Lease Events of Default. The occurrence of any of the following events shall constitute a “Master Lease Event of Default” on the part of Tenant, and there shall be no cure period therefor except as otherwise expressly provided:
7.1.1.    Tenant fails to pay when due any Rent, Taxes, Other Charges or other required payments or deposits (including any deposit required pursuant to Section 6.3.1 or Section 4 and any amount due from Tenant pursuant to Section 6.5.3) and the same is not cured within 5 days after notice from Landlord of nonpayment thereof;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7.1.2.    Intentionally Deleted;
7.1.3.    The entry of any final, non-appealable judgment against Guarantor in excess of $[***] that remains unsatisfied or not stayed or superseded for more than 60 days, or the recording of any final, non-appealable judgment against Guarantor or the service of a notice of levy or of a writ of attachment or execution, or other like process with respect to any final, non-appealable obligation, against the assets of Guarantor in each case in excess of $[***] that remains unsatisfied or not stayed or superseded for more than 60 days;
7.1.4.    If at any time of determination, Facility Defaults under this Lease, and/or Events of Default under any Other Lease that would constitute Facility Defaults hereunder if the facilities leased pursuant to such Other Leases were subject to this Lease, remain uncured and are continuing with respect to [***]% or more of the aggregate number of Facilities subject to this Lease plus the number of facilities subject to the Other Leases in existence as of such time.
7.1.5.    (1) Guarantor generally fails to pay its debts as they become due, or admits in writing (other than a writing solely to Landlord or any of its Affiliates) its inability to pay its debts generally, or makes an assignment of all or substantially all of its property for the benefit of creditors, (2) a receiver, trustee or liquidator is appointed for Guarantor or any of its property (unless, within three Business Days following such appointment, Guarantor notifies Landlord in writing that it intends to cause such appointment to be discharged and such discharge is diligently prosecuted to completion within 60 days after the date of such appointment), (3) the filing by Guarantor of a voluntary petition under any federal bankruptcy or state Legal Requirements to be adjudicated as bankrupt or for any arrangement or other debtor’s relief, (4) the involuntary filing of such a petition against Guarantor by any other party other than Landlord (unless, within three Business Days after such filing, Guarantor notifies Landlord in writing that it intends to cause such petition to be dismissed, such dismissal is diligently prosecuted and such petition is dismissed within 90 days after filing), or (5) any of the matters described in (1) through (4) above occur with respect to Tenant under this Lease and/or the tenants or borrowers under the Other Leases;
7.1.6.    A default by Tenant or any Affiliate of Tenant that is classified as a “Master Lease Event of Default” under any Crossed Agreement pursuant to, and in accordance with, the terms of the Omnibus Agreement (the parties agreeing that if any “Event of Default” under any Crossed Agreement is classified as a Facility Default pursuant to the terms of the Omnibus Agreement, then such “Event of Default” shall not constitute a Master Lease Event of Default or Facility Default under this Lease, but such “Event of Default” may nevertheless count for purposes of the test described in Section 7.1.4 above);
7.1.7.    Intentionally Deleted;
7.1.8.    Any default by Tenant or Guarantor or their respective Affiliates shall occur under any Material Financing that is not cured within any applicable cure period specified therein and with respect to which the applicable lender accelerates the indebtedness;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7.1.9.    Any Governmental Authority or Governmental Payor assesses a final, non-appealable fine or penalty against Tenant or Guarantor in excess of $[***], and such fine or penalty is not paid, satisfied or stayed within sixty (60) days;
7.1.10.    Tenant’s failure to perform or comply with the provisions of Section 5.1[Insurance], Section 5.10.1[Affiliate Transactions] or Section 10 [Assignment and Subletting] if not remedied within ten (10) Business Days after Tenant’s receipt of notice from Landlord of such failure;
7.1.11.    Any intentional and material misrepresentation by Tenant under this Lease or intentional and material misstatement or intentional and material omission of fact in any written report required (and/or the Officer’s Certificate relating thereto) under Sections 3.1, 3.2, and 3.3 of Exhibit F from Tenant;
7.1.12.    Any Master Lease Event of Default arising pursuant to the terms of Section 7.2.6 or Section 7.2.7 below; or
7.1.13.    Tenant fails to perform any of the material terms, covenants or conditions contained in this Lease, such failure is with respect to all or substantially all of the Facilities and such failure is not otherwise specifically addressed in this Section 7.1 above, in each case if not remedied within thirty (30) days after receipt of notice from Landlord of such failure to perform, or, if such failure to perform cannot reasonably be remedied within such period, Tenant does not within thirty (30) days after such notice thereof commence such act or acts as shall be necessary to remedy such failure and shall not thereafter diligently complete such act or acts within a reasonable time, provided, however, in no event shall such cure period extend beyond one hundred eighty (180) days after notice from Landlord thereof.
7.1.14.    Tenant fails to deliver any of the reports listed in Sections 2.1, 2.2, 3.1, 3.2, 3.3, 3.5, 5, 6.1 or 6.2 of Exhibit F or the officer’s certificate required by Section 3.6 of Exhibit F within 10 days after notice from Landlord of such failure.
7.2.    Facility Defaults. The occurrence of any of the following events with respect to a particular Facility shall constitute a “Facility Default” on the part of Tenant with respect to such Facility:
7.2.1.    (x) there is issued any (i) stop placement order against Tenant with respect to a Facility that (A) is in effect for more than ninety (90) consecutive days and (B) is or becomes final and non-appealable, or (ii) final non-appealable termination or revocation of a Facility’s healthcare Authorizations material to such Facility’s operation for its Primary Intended Use, or any termination or revocation of any Facility Provider Agreements (including, without limitation, its certification for participation in the Medicare or Medicaid reimbursement programs) that is not reinstated or replaced within twenty (20) days, or (y) there occurs any termination or revocation that is subject to appeal by Tenant, or any suspension of any such Authorizations that results in the subject Facility ceasing operation for a period of more than twenty (20) consecutive days at any time;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

7.2.2.    subject to Section 15.17 regarding permitted contests, Tenant fails to cure or abate any material violation occurring during the Term that is claimed by any Governmental Authority, or any officer acting on behalf thereof, of any Legal Requirement pertaining to the operation of any Facility, and within the time permitted by such Governmental Authority for such cure or abatement;
7.2.3.    If Tenant voluntarily ceases operation of the Business of a Facility for its Primary Intended Use, except as a result of a casualty or a partial or complete Condemnation;
7.2.4.    The sale or transfer of all or any portion of any certificate of need, bed or unit right or other similar Authorization relating to any material portion of the Business of a Facility or any material portion of a Facility;
7.2.5.    Tenant's failure to perform any of the material terms, covenants or conditions contained in this Lease not otherwise specifically identified in this Section 7.2 with respect to a Facility, if not remedied or corrected within thirty (30) days after receipt of notice from Landlord thereof, or, if such failure to perform cannot reasonably be remedied within such period, Tenant does not within thirty (30) days after notice thereof commence such act or acts as shall be necessary to remedy the default and shall not thereafter diligently complete such act or acts within a reasonable time, provided, however, in no event shall such cure period extend beyond one hundred eighty (180) days after notice from Landlord thereof;
7.2.6.    The entry of any final, non-appealable judgment against Tenant with respect to one or more Facilities but less than all of the Facilities leased by such Tenant in excess of $[***] that remains unsatisfied or not stayed or superseded for more than 90 days, or the recording of any judgment or abstract of judgment against Tenant or the service of a notice of levy or of a writ of attachment or execution, or other like process that is final and non-appealable, against the assets of Tenant in each case in excess of $[***] that remains unsatisfied or not stayed or superseded for more than 90 days; provided, however, that such event shall constitute a Master Lease Event of Default rather than a Facility Default if Guarantor fails to execute and deliver to Landlord a reaffirmation of the Guaranty in the form attached hereto as Schedule 7.2.7, within five days of written request from Landlord therefor;
7.2.7.    If Tenant becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, or (x) any of the foregoing are filed against Tenant and such petition or appointment shall not have been set aside within ninety (90) days after the date of such petition or appointment, or (y) Tenant makes an assignment for the benefit of creditors or shall admit in writing in a legal proceeding its inability to pay its debts generally as they become due, or if Tenant's interest in this Lease is attached, levied upon, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within ninety (90) days; provided, however, that such event shall constitute a Master Lease Event of Default rather than a Facility Default unless (a) Guarantor executes and delivers to Landlord a reaffirmation of the Guaranty in the form attached hereto as Schedule 7.2.7 within five days of written request from Landlord therefor, and (b) Guarantor

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

promptly replaces such Tenant with an Affiliate of Guarantor that has the legal power and authority to perform such Tenant’s obligations under this Lease;
7.2.8.    Tenant’s failure to perform or comply with the provisions of Section 5.10.3 [Use Specific Negative Covenants] with respect to a Facility if not remedied within ten (10) Business Days after receipt of notice from Landlord thereof;
7.2.9.    Tenant’s failure to perform or comply with the provisions of Section 5.5.5 if such failure would, pursuant to the terms of such Section, be an Event of Default; or
7.2.10.    Any breach of the non-solicitation provisions of the Restrictive Covenants with respect to any Facility to which such Restrictive Covenants apply, if not remedied within thirty (30) days after receipt of notice from Landlord thereof.
7.3.    Landlord Termination Right. During the continuance of a Landlord Termination Right (as defined in the Brookdale Guaranty), subject to the terms, conditions and restrictions of Section 7.3 of the Brookdale Guaranty), Landlord will have the right to terminate this Lease with respect to any or all of the Facilities, in which case the provisions of Section 7.4.12 shall pertain. Upon such termination, Minimum Rent shall be reduced by the then applicable Proportionate Share of such Minimum Rent applicable to the terminated Facilities. The right to terminate this Lease as to any or all of the Facilities pursuant to this Section 7.3 shall constitute Landlord’s sole and exclusive remedy under this Lease on account of such Landlord Termination Event, but such limitation shall not modify any of Tenant’s obligations or Landlord’s rights or remedies under this Lease upon the occurrence and during the continuance of any Event of Default.
7.4.    Remedies. Landlord will have the following rights and remedies upon the occurrence and during the continuance a Master Lease Event of Default and, subject to Section 7.4.6, upon the occurrence and during the continuance of a Facility Default with respect to the applicable Facility:
7.4.1.    General. Upon the occurrence and during the continuance of an Event of Default, Landlord may exercise all rights and remedies under this Lease and the Legal Requirements of the state or states in which the Premises are located that are available to a lessor or landlord of real and personal property following a default by its lessee or tenant, and as to the Tenant Property, all remedies granted under the Legal Requirements of such state(s) to a secured party under its Uniform Commercial Code. Except as required by applicable Legal Requirements, Landlord shall have no duty to mitigate damages unless required by applicable Legal Requirements and shall not be responsible or liable for any failure to relet any of the Premises or to collect any rent due upon any such reletting. Tenant shall pay Landlord, immediately upon demand, all expenses incurred by it in obtaining possession and reletting any of the Premises, including fees, commissions and costs of attorneys, architects, agents and brokers.
7.4.2.    Termination Right. Upon the occurrence of and during the continuance of an Event of Default, Landlord, in its sole discretion, may terminate immediately (1) this Lease with respect to all of the Premises or (2) this Lease with respect to any Facility at or with respect to which the Event of Default exists, by delivery to Tenant of notice of Landlord’s intent to

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terminate (any termination under such clause (2), a “Limited Termination Election”). Upon delivery of any such notice of termination, all of Tenant’s rights under this Lease shall cease as to the particular portion of the Premises specified in such notice, and if less than all of the Premises are identified in the notice, the provisions of Section 7.4.12 shall apply. Without limiting the foregoing, if Landlord makes a Limited Termination Election, the deletion of the applicable Facility from this Lease shall be absolutely without limitation of each Tenant’s continuing obligation (on a joint and several basis) for the damages and other amounts owing on account of the Event of Default giving rise to the deletion from this Lease of such Facility or the termination of this Lease as to such Facility.
7.4.3.    Other Remedies. Without limiting the foregoing, Landlord shall have the right (but not the obligation) to do any of the following upon the occurrence and during the continuance of an Event of Default: (1) sue for specific performance of any covenant of Tenant as to which it is in breach; (2) enter upon and dispossess Tenant from any portion of the Premises and sue for money damages by reason of Tenant’s breach, including the acceleration of all Rent that would have accrued after any termination of this Lease as it relates to all or any portion of the Premises or any such dispossession, and all obligations and liabilities of Tenant under this Lease that survive such termination or dispossession; (3) elect to leave this Lease in place and sue for Rent and other money damages as the same come due; and (4) before or after repossession of any portion of the Premises pursuant to clause (2) above and whether or not this Lease has been terminated, relet any portion of the Premises to such tenant or tenants, for such terms (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as Landlord may determine in its sole discretion and collect and receive any rents payable by reason of such reletting.
7.4.4.    Receivership. Upon the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable Legal Requirements, Landlord may petition any appropriate court for the appointment of a receiver to take possession of all or any part of the Premises, to manage the operation of all or any part of the Premises, to collect and disburse all rents, issues, profits and income generated thereby and to the extent applicable and possible, to preserve or replace any affected license or provider certification for all or any part of the Premises and/or otherwise to substitute the licensee or provider certificate holder (a “Receivership”). If Landlord commences a Receivership, the applicable receiver shall be paid a reasonable fee for its services and all such fees and other expenses of such Receivership shall be paid by Tenant in addition to the Rent otherwise due to Landlord hereunder. Tenant irrevocably consents to a Receivership upon an Event of Default and thus stipulates to and agrees not to contest the appointment of a receiver under such circumstances and for such purposes.
7.4.5.    Remedies Cumulative; No Waiver. No right or remedy conferred upon or reserved to Landlord under this Lease is exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given under this Lease or now or hereafter existing at law or in equity. Any notice or cure period under this Lease shall run concurrently with any notice or cure period required under applicable Legal Requirements. No failure of Landlord to insist at any time upon the strict performance of any provision of this Lease or to exercise any option, right, power or remedy contained in this Lease

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shall be construed as a waiver, modification or relinquishment of any similar or different breach (future or otherwise) by Tenant or of any option, right, power or remedy of Landlord. Landlord’s receipt of any Rent or other sum due under this Lease (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be effective unless expressed in a writing signed by it. Notwithstanding anything in this Lease to the contrary, the sale of the Premises (or any part thereof) by Landlord during the continuance of an Event of Default shall not constitute Landlord’s acceptance of Tenant’s abandonment of the Premises (or any part thereof) or rejection of the Lease or in any way impair Landlord’s rights upon Tenant’s default, including Landlord’s right to damages.
7.4.6.    Restriction on Remedies for Facility Defaults. Notwithstanding anything contained in this Lease which may be construed to the contrary, to the extent that (A) any Facility Default is continuing and (B) no Master Lease Event of Default is then continuing, Landlord’s remedies under this Lease shall be limited, and may apply solely, to the Facility that is the subject of such Facility Default, including (i) termination of this Lease solely with respect to such Facility(ies) pursuant to Section 7.4.2, (ii) repossessing solely such Facility(ies) pursuant to Section 7.4.3, (iii) accelerating Rent (based on such Facility’s Proportionate Share) solely with respect to such Facility(ies) pursuant to Section 7.4.3, (iv) causing a receiver to be appointed solely with respect to such Facility(ies) pursuant to Section 7.4.4, or (v) applying Escrow Deposits solely attributable to such Facility(ies). The foregoing shall not limit or impair Landlord from thereafter exercising any remedy under this Lease upon the occurrence and during the continuance of a Master Lease Event of Default, including but not limited to receiving any portion of the Security Deposit (as defined in the Brookdale Guaranty) and applying such Security Deposit to the amounts then owed to Landlord resulting from any Master Lease Event of Default under this Lease, or limit Landlord’s ability to maintain an action against Tenant, on a joint and several basis, for damages or specific performance as to any Master Lease Event of Default.
7.4.7.    [Reserved.]
7.4.8.    Performance of Tenant’s Obligations. If Tenant at any time fails to make any payment or perform any act on its part required to be made or performed under this Lease, then Landlord, without waiving or releasing Tenant from any obligations or default under this Lease, may make such payment or perform such act for the account and at the expense of Tenant, and enter upon any portion of the Premises for the purpose of taking all such action as Landlord may deem to be reasonably necessary or appropriate. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all necessary and incidental costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the performance of any such act by Landlord or its representatives, together with interest at the Agreed Rate from the date of the making of such payment or the incurring of such costs and expenses, shall be payable by Tenant to Landlord upon Landlord’s demand.
7.4.9.    Application of Funds. Notwithstanding anything in this Lease to the contrary, (except and as otherwise as set forth in Section 7.4.6), any payments, deposits, escrows, Property Loss Insurance Proceeds or Awards received or held by Landlord under any of the provisions of this Lease may, during the continuance of any Event of Default and at Landlord’s

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option, in its sole discretion, be applied to Tenant’s obligations in the order that Landlord in its sole discretion may determine.
7.4.10.    Tenant’s Waiver; Mitigation. In connection with the exercise by Landlord of any of its remedies under this Section 7.4, including the termination of this Lease, in whole or in part, Tenant waives, to the maximum extent permitted by applicable Legal Requirements, (1) any right of redemption, re-entry or repossession, (2) the benefit of any moratorium laws or any laws now or hereafter in force exempting property from liability for rent or for debt, (3) any duty on the part of Landlord to mitigate the damages recoverable from Tenant on account of any Event of Default by Tenant, except that, notwithstanding the foregoing or anything in this Lease to the contrary, Landlord agrees to comply with any duty to mitigate damages where applicable Legal Requirements do not allow Tenant to waive such right, (4) the right to interpose any counterclaim (other than compulsory counterclaims) in any summary proceeding instituted by Landlord against Tenant in any court or in any action instituted by Landlord in any court for unpaid Rent under this Lease, and (5) any other right provided to Tenant under applicable Legal Requirements relating to a breach of or Event of Default under this Lease, including any rights to cure such breach or Event of Default.
7.4.11.    Limitation on Certain of Tenant’s Remedies. If Tenant claims or asserts that Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold, delay or condition Landlord’s consent or approval under this Lease, or in any case where Landlord’s reasonableness in exercising its judgment is in issue, Tenant’s sole remedy shall be an action for specific performance, declaratory judgment or injunction, and in no event shall Tenant be entitled to any monetary damages for a breach of any such covenant or unreasonable exercise of judgment, and Tenant hereby specifically waives the right to any monetary damages or other remedies in connection with any such breach or unreasonable exercise of judgment. Without limitation of the foregoing and notwithstanding anything in this Lease to the contrary, Tenant agrees that no breach or default by Landlord under this Lease shall excuse Tenant from performing, or constitute a defense to Tenant’s performance of, any duty, liability or obligation of Tenant under this Lease and in no event shall any breach or default by Landlord under this Lease entitle Tenant to terminate this Lease, or abate Rent, in whole or in part.
7.4.12.    Deletion of Facility. If this Lease is terminated as to one or more Facilities (but not all of the Facilities) including pursuant to Section 7.3 or Section 7.4.2 or in connection with a Property Loss or Condemnation or in connection with a sale of a Facility to Tenant or its Affiliate or a nominee of Tenant or its Affiliate or in connection with a sale of a Subject Facility (as defined in, and subject to the terms of, Exhibit L), the provisions of this Section 7.4.12 shall be applicable. Without necessity of any further action of the parties, this Lease shall terminate as to the Facility or Facilities (the “Deleted Facility” or the “Deleted Facility or Facilities”) being removed from this Lease, and the Deleted Facility or Facilities shall be separated and removed from this Lease, as of the applicable termination date (e.g., as of the date of Landlord’s delivery of a notice of termination (in the case of a partial termination of this Lease under Section 7.4.2) or as of the Date of Taking (in the case of a partial termination of this Lease under Section 12.2) or as of the closing date of the sale of any Subject Facility (in the case of such sale pursuant to the terms of Exhibit L)) (such date, the “Property Removal Date”). As of the applicable Property Removal

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Date, this Lease shall be amended automatically (and without any further action by the parties) to (1) remove the Deleted Facility or Facilities from this Lease, (2) exclude the Deleted Facility or Facilities from the definition of the Premises, and (3) reduce the Minimum Rent payable under this Lease by the amount of Minimum Rent previously allocated to the Deleted Facility or Facilities (based upon the Proportionate Share(s) of such Deleted Facility or Facilities and as described in Exhibit H); provided, however, that if the Deleted Facility is a Subject Facility being terminated on account of a sale of such Subject Facility, then Minimum Rent shall be reduced in accordance with the provisions of Exhibit L. Promptly (and in any event within 10 days after delivery of Landlord’s request therefor), Tenant shall execute and deliver to Landlord such instruments as Landlord may from time to time request reflecting the elimination of any Deleted Facility or Facilities from this Lease on the terms described above and such other amendments reasonably necessary to effect the deletion of the Deleted Facility or Facilities from this Lease. With respect to any Deleted Facility(ies), the terms of items (1) through (3) above shall not limit the liability of Tenant (joint and several) for any Minimum Rent or Additional Rent allocated to the Deleted Facility(ies) which may remain due and owing, and (i) in case of any termination of this Lease as to one or more Facilities as a result of any Event of Default, for any damages resulting from the Event of Default that resulted in the deletion of such Facility(ies) herefrom and (ii) in case of any termination of this Lease pursuant to Section 11 or Section 12 hereof, for any obligations owed by Tenant to Landlord on account of such termination under Section 11 or Section 12 hereof.
8.    Obligations of Tenant on Expiration or Early Termination of the Lease.
8.1.    Surrender of Possession. On the expiration of the Term, or earlier termination of this Lease, as it relates to the Premises or a portion thereof, or on the dispossession of Tenant from the Premises or a portion thereof (the Premises or portion thereof as to which this Lease has so expired or terminated, or as to which Tenant has been so dispossessed, is herein referred to as the “Terminated/Dispossessed Premises”, and the scheduled date of any such expiration or termination, or dispossession, as to particular Terminated/Dispossessed Premises is herein referred to as the “Termination/Dispossession Date” for such Terminated/Dispossessed Premises), Tenant shall deliver to Landlord or its designee possession of such Terminated/Dispossessed Premises and associated Landlord Personal Property in a condition that is in compliance with the Condition Standard. For the avoidance of doubt, Tenant shall not be obligated to remove Alterations that were permitted by the terms of this Lease or otherwise approved by Landlord.
8.2.    Transition of Operations. On the Termination/Dispossession Date relative to a particular Terminated/Dispossessed Premises, subject to the terms of Section 8.3 below:
8.2.1.    Tenant shall deliver to Landlord or its designee such Terminated/Dispossessed Premises in compliance with the Condition Standard and otherwise operational in all material respects, and immediately prior to such delivery, Tenant shall have been operating under Tenant’s applicable material Authorizations with no material restrictions or suspensions that adversely affect Landlord’s or its designee’s efforts to obtain the issuance of its own material Authorizations from any applicable Governmental Authority. Except for Tenant’s obligation to comply with the first sentence of this Section 8.2.1 and the other provisions of this Lease, in no event shall Tenant have any duty or obligation to make any Alterations, or incur any costs or expenses

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necessitated by, or imposed in connection with, any application for a change of ownership with respect to any Authorizations or any inspection or survey in connection therewith or related to the transfer of operation of such Terminated/Dispossessed Premises to Landlord or its designee; provided, however, that the foregoing shall not relieve Tenant of any obligation to comply with requirements imposed by any applicable Governmental Authority to keep or restore Tenant’s Authorizations to the extent required by any applicable Governmental Authority as required in connection with Tenant’s Authorizations (as opposed to requirements for obtaining new Authorizations for a successor operator).
8.2.2.    Tenant shall not at any time as to any Terminated/Dispossessed Premises seek to transfer, surrender, allow to lapse or grant any security or other interest in and to any of the Authorizations relating to any portion of the Business or such Terminated/Dispossessed Premises, nor shall Tenant commit or omit any act that would jeopardize any portion of the Business or any Authorization relating to such Terminated/Dispossessed Premises.
8.2.3.    Tenant shall not commence to wind up and terminate the operations of any Facility or relocate the patients or occupants of any Facility to any other health care facility (any such wind up, termination or relocation, a “Facility Termination”); provided, however, Tenant may commence such Facility Termination in a reasonable period of time preceding the expiration of the Reimbursement Period if Landlord or its designee has failed to obtain (or it is reasonably determined that such parties will be unable to obtain in a timely manner by the end of the Reimbursement Period) all required Authorizations for the operation of the Business at such Terminated/Dispossessed Premises within the time period specified in Section 8.2.6 below.
8.2.4.    Tenant shall reasonably cooperate with Landlord or its designee upon reasonable request and at Landlord’s or its designee’s cost and expense (other than Tenant’s de minimus costs which shall be paid by Tenant) in connection with the application for all necessary Authorizations filed by Landlord or its designee, and Tenant shall act reasonably to accomplish an orderly transition of, subject to all Legal Requirements: (1) operations of the Terminated/Dispossessed Premises, (2) possession of such Terminated/Dispossessed Premises, and (3) Patient Information (including, without limitation all patient charts and resident records, along with appropriate resident consents if necessary) to the extent such Patient Information can lawfully be transferred in accordance with all Legal Requirements. Tenant agrees, upon reasonable advance notice from Landlord and with respect to each Facility that is part of such Terminated/Dispossessed Premises, to enter into an operations transfer agreement and to cause Guarantor to guaranty certain provisions in the OTA that are usual and customary for facilities comparable to such Facility with Landlord or its designee (it being acknowledged that (i) no monetary consideration shall be paid by Landlord or its designee for the transition of operations contemplated by such operations transfer agreement other than reconciliation of accounts receivable and accounts payable and other similar transitional costs and expenses and (ii) such operations transfer agreement will require Tenant to provide certain customary representations and warranties to the successor operator, provided that Tenant shall not be required to provide a scope of, or recourse for, representations and warranties that would increase Tenant’s ultimate liability for its obligations under this Lease other than to a de minimus extent).

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8.2.5.    In connection with the transfer of the operations of any Terminated/Dispossessed Premises to a new operator, upon notice from Landlord, Tenant shall operate such Terminated/Dispossessed Premises in accordance with the terms of this Lease until the earlier to occur of (1) the date on which such successor operator shall assume operation of such Terminated/Dispossessed Premises and (2) the date that is 360 days after the applicable Termination/Dispossession Date with respect to such Terminated/Dispossessed Premises.
8.2.6.    If Tenant operates any Terminated/Dispossessed Premises at Landlord’s request after the Termination/Dispossession Date applicable to such Terminated/Dispossessed Premises, then, from and after the applicable Termination/Dispossession Date as to such Terminated/Dispossessed Premises and until the earlier to occur of the dates described in Section 8.2.5 relative to such Terminated/Dispossessed Premises (the “Reimbursement Period”), (1) Landlord or its designee shall provide Tenant with an operating budget, (2) Landlord shall include in the aforesaid operating budget, and Tenant shall continue to pay during the Reimbursement Period, all Rent that would have been owing under this Lease as to such Terminated/Dispossessed Premises if this Lease had not expired or terminated as to, and/or Tenant had not been dispossessed from, such Terminated/Dispossessed Premises (based upon the Proportionate Shares of such Terminated/Dispossessed Premises and as described in of Exhibit H), (3) Tenant shall be entitled to retain any profits resulting from Tenant’s operations during the Reimbursement Period and, if Tenant remains in possession of the Terminated/Dispossessed Premises at Landlord’s request after the expiration of the Term, Landlord shall pay to Tenant a management fee in an amount equal to 5% of the gross revenues of the applicable Terminated/Dispossessed Facilities (which amount may be deducted or offset against Rent payable from Tenant to Landlord during the Reimbursement Period at Tenant’s option) and (4) provided that this Lease was not terminated with respect to, and Tenant was not dispossessed from, such Terminated/Dispossessed Premises due to an Event of Default, Landlord shall reimburse Tenant for any operating deficits (including Rent) with respect to such Terminated/Dispossessed Premises that Tenant may be required to fund out-of-pocket on account of operating losses and expenses of such Terminated/Dispossessed Premises incurred by Tenant by reason of, or arising out of compliance with, such budget with respect to the Reimbursement Period applicable to such Terminated/Dispossessed Premises. Any such reimbursement shall be due from Landlord to Tenant within 30 days after request by Tenant, provided that (i) Tenant shall furnish such documentation of any operating deficits, losses and expenses as Landlord may reasonably request and (ii) Tenant may set-off any reimbursement amount against Rent payable in the following month. The terms of this Section 8.2 shall survive the expiration or earlier termination of this Lease and/or any dispossession of Tenant from any part of the Premises.
8.2.7.    Reserved.
8.2.8.    Intentionally Deleted.
8.3.    Facility Termination. Notwithstanding the provisions of Section 8.2 above or any other provisions to the contrary contained in this Lease, Landlord may, by written notice delivered to Tenant at any time or from time to time after (i) a Master Lease Event of Default (including after any transition of operations as provided in Section 8.2 has commenced with respect to any Section 8.3 Premises (as defined below)), and (ii) a Facility Default (including after any such

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transition has commenced with respect to the Facility that is the subject of such Facility Default), elect to require that Tenant implement a Facility Termination with respect to the Terminated/Dispossessed Premises or such portion thereof as is specified in Landlord’s notice (the Terminated/Dispossessed Premises or portion thereof, as applicable, specified in any such notice, the “Section 8.3 Premises”). In connection with any such Facility Termination for any Section 8.3 Premises, Tenant shall, at its sole cost and expense, in compliance with all applicable Legal Requirements, and except as otherwise directed in writing by Landlord:
8.3.1.    promptly commence and diligently prosecute a Facility Termination with respect to each applicable Section 8.3 Premises;
8.3.2.    (1) remove and relocate all patients/residents therefrom, (2) remove all Patient Information therefrom, (3) terminate all subleases, vendor and service contracts and other agreements that Tenant may have entered into with respect to such Section 8.3 Premises, (4) take all necessary steps to transfer all basic utility service into Landlord’s name, (5) fully vacate such Section 8.3 Premises, (6) observe and comply with the obligations set forth in this Lease relative to the physical condition of such Section 8.3 Premises upon vacation therefrom and surrender thereof, (7) take all necessary steps to transfer all Tenant Property to Landlord in accordance with Section 8.4 and (8) shut down, close and secure such Section 8.3 Premises; and
8.3.3.    complete such Facility Termination(s) as soon as reasonably practicable in compliance with applicable Legal Requirements.
8.4.    Tenant Property. Upon the expiration or earlier termination of this Lease with respect to, or the dispossession of Tenant from, any Terminated/Dispossessed Premises (unless such termination is the result of Tenant’s purchase of such Terminated/Dispossessed Premises), all Tenant Property (excluding the Excluded Property and the Excluded Vehicles) relating to such Terminated/Dispossessed Premises shall become the property of Landlord, free of any Lien, and Tenant shall, at its expense, take any actions reasonably necessary to discharge any applicable Lien. Subject to Section 9.1, Landlord acknowledges and agrees the Excluded Property and the Excluded Vehicles are not to be transferred to Landlord pursuant to this Section 8.4. Tenant shall execute and deliver such assignments, conveyance documents, bills of sale and other instruments as Landlord shall reasonably require to evidence the conveyances and transfers referenced in this Section 8.4 and otherwise reasonably assist Landlord with such conveyances and transfers.
8.5.    Holding Over. This Section 8.5 shall not apply in the case of any Terminated/Dispossessed Premises as to which Tenant has been dispossessed without Landlord having terminated this Lease as it applies to such Terminated/Dispossessed Premises, and, in any such case, notwithstanding anything to the contrary in this Section 8.5 or elsewhere in this Section 8, Landlord shall retain all of its money damages and other rights and remedies on account of any such dispossession or any Event of Default allowing such dispossession. If Tenant shall for any reason remain in possession of any portion of the Terminated/Dispossessed Premises after the applicable Termination/Dispossession Date except where Tenant remains in possession under Section 8.2.5, such possession shall be a month-to-month tenancy during which time Tenant shall pay as rental on the first day of each month one and one-half times the total of the monthly Minimum Rent payable with respect to the Terminated/Dispossessed Premises as of the end of the last Lease Year

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(excluding any Renewal Terms for which Tenant has not exercised its option to renew) (determined on the basis of the Proportionate Share(s) of such Terminated/Dispossessed Premises, as described in Exhibit H) plus Additional Rent and all additional charges accruing during the month, and all other sums payable by Tenant pursuant to this Lease, with respect to such Terminated/Dispossessed Premises. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after any applicable Termination/Dispossession Date, nor shall anything contained herein be deemed to limit Landlord’s remedies.
8.6.    Survival. All representations, warranties, covenants and other obligations of Tenant under this Lease shall survive any applicable Termination/Dispossession Date.
9.    Certain Landlord Rights.
9.1.    Landlord’s Security Interest and Financing Statements. Tenant, as debtor, hereby grants to Landlord, as security for Tenant’s obligations under this Lease and any related agreements, a security interest in, and an express contractual Lien upon, all of Tenant’s right, title and interest in and to the Tenant Property (excluding the Excluded Property) and all products and proceeds thereof, that Tenant now owns or leases or in which Tenant hereafter acquires an interest or right. This Lease constitutes a security agreement covering all such Tenant Property.
9.1.1.    The security interest granted to Landlord in such Tenant Property is subordinate to any security interest granted in Tenant Property in connection with purchase money financing of such Tenant Property, as long as (a) Tenant provides Landlord with copies of the documentation evidencing such financing or leasing and (b) the lessor or financier agrees to give Landlord notice of any default by Tenant under the terms of such arrangement and a reasonable time following such notice to cure any such default and to consent to Landlord’s written assumption of such arrangement upon curing such default.
9.1.2.    Tenant shall give Landlord at least five days’ prior written notice of any change in Tenant’s name, identity, jurisdiction of organization or form of entity. With respect to such change, Tenant will promptly execute and deliver such additional security agreements, financing statements, fixture filings and other documents as Landlord may reasonably require to perfect or to continue the perfection of its security interest.
9.1.3.    This security interest and agreement shall survive the expiration or termination of this Lease.
9.2.    Entry and Inspection . Landlord and its representative may enter the Premises at any reasonable time after reasonable notice to Tenant for the purpose of inspecting the Premises for any reason including, without limitation, Tenant’s default under this Lease, or to exhibit the Premises for sale, lease (but as to showing for lease, in the 12 months prior to the expiration of the Initial Term or any applicable Renewal Term, so long as there is no Event of Default under this Lease, only if Tenant has not exercised its option to renew pursuant to Section 3.2) or mortgage financing, or posting notices of default, or non-responsibility under any mechanic’s or materialman’s lien law or to otherwise inspect the Premises for compliance with the terms of this Lease. Any such entry shall not unreasonably interfere with residents, patients, patient care, Tenant’s operations in

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the ordinary course of the Business, shall be on not less than five (5) Business Days’ notice during normal business hours and only when accompanied by a representative of Tenant.
9.3.    Estoppel Certificates. Tenant shall, at any time upon not less than ten (10) Business Days prior request by Landlord, have an authorized representative execute, acknowledge and deliver to Landlord or its designee a written statement certifying (a) that this Lease, together with any modifications, is in full force and effect, (b) the dates to which Rent and Additional Rent have been paid, (c) that no default by either party exists or specifying any such default, and (d) as to such other matters as Landlord may reasonably request.
9.4.    Conveyance Release. If Landlord or any successor owner shall transfer any portion of the Premises in accordance with this Lease, it shall thereupon be released from all future liabilities and obligations under this Lease arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the transferee.
9.5.    Landlord’s Financing.
9.5.1.    Cooperation; Other Agreements. Tenant agrees to reasonably cooperate in Landlord’s financing or refinancing of the Facilities as required under Guarantor’s Guaranty in favor of Landlord of even date herewith.
10.    Assignment and Subletting.
10.1.    Prohibition on Transfer. Tenant shall not do or permit any of the following without obtaining Landlord’s prior consent, which consent may be withheld or granted in Landlord’s sole discretion:
10.1.1.    Transfer, directly or indirectly all or any part of any of the Premises, the Business, the Facilities or Tenant’s right, title, or interest in and to this Lease;
10.1.2.    Engage the services of any Person (including without limitation any Affiliate) for the management of all or any part of any of the Premises, Business or the Facilities, provided that Tenant may enter into a management agreement with an Affiliate for the management of one or more Facilities subject to the terms of Section 5.10.1, it being acknowledged that, following the engagement of any Person in accordance with this Section 10.1.2, any subsequent Transfer of any stock, partnership, membership or other equity interests in such Person resulting in a Change of Control of such Person shall constitute a new engagement of such Person for purposes of this Section 10.1.2;
10.1.3.    Transfer any stock, partnership, membership or other equity interests in any Tenant if such Transfer results in Guarantor no longer Controlling Tenant;
10.1.4.    Dissolve any Tenant; or
10.1.5.    Transfer all or substantially all of the assets of any Tenant.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

10.2.    Effect of any Unapproved Transfer. Any purported Transfer that is prohibited in Section 10.1 made without the prior consent of Landlord (“Unpermitted Transfer”) shall be absolutely null and void. If Landlord consents to any Transfer, such Transfer shall not be effective and valid unless and until the applicable transferee executes and delivers to Landlord any and all documentation reasonably required by Landlord. Any consent by Landlord to a particular Transfer shall not constitute consent or approval of any subsequent Transfer, and Landlord’s consent shall be required in all such instances. No consent by Landlord to any Transfer shall be deemed to release any Tenant or Guarantor from its obligations under or relating to this Lease or its Lease Guaranty, as applicable, and each Tenant and Guarantor shall remain fully liable for payment and performance of all obligations under this Lease or its Lease Guaranty, as the case may be.
10.3.    Permitted Transfers. Notwithstanding anything in this Section 10 to the contrary, Tenant may, without the prior consent of Landlord, do any of the following (each a “Permitted Transfer”):
10.3.1.    Provided that no Master Lease Event of Default has occurred and is continuing, Transfer its interest and rights under this Lease to any Guarantor or a Person wholly owned and Controlled by any Guarantor, provided and on the conditions that (1) Tenant and such assignee deliver to Landlord an assignment and assumption agreement in customary form to effect such transfer of Tenant’s interest in this Lease and pursuant to which such assignee assumes Tenant’s obligations under this Lease, (2) neither Tenant nor any Guarantor shall be released from any of their respective obligations under this Lease or any Lease Guaranty on account of such assignment, (3) all required Authorizations shall have been obtained for such Transfer, and (4) such Transfer shall not violate any Legal Requirements;
10.3.2.    Enter into residency agreements or occupancy agreements with residents and patients of such Facility;
10.3.3.    Pledge or encumber assets to the extent expressly permitted by the terms of this Lease;
10.3.4.    Any Transfer expressly permitted by any Lease Guaranty;
10.3.5.    Enter into subleases for portions of the Premises (not to exceed, in the aggregate, 5% of the square feet of the applicable Facility), whereby the sublessee (i) provides or administers Ancillary Services, (ii) provides services or products that are amenities to residents of such Facility, such as a beauty salon, or (iii) otherwise generates a rent stream without interference with the operations of the Business, such as a rooftop cell tower. Any such sublease shall in any case be subject to the requirements of Section 10.6 and any such sublease with an Affiliate shall be subject to the requirements of Section 5.10.1.
10.4.    Rights of Landlord. If Tenant Transfers any interest in this Lease, in any of the Facilities, the Premises or the Business (including any sublet but excluding any Permitted Transfers), whether or not in violation of this Lease, Landlord may (without prejudice to or waiver of its rights) collect rent from the transferee, subtenant or occupant. Landlord may apply the net

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

amount collected to the Rent in this Lease required to be paid by Tenant, but such application shall not be deemed a waiver of any of Landlord’s rights under this Section 10.
10.5.    Transfer Defined. For purposes of this Lease, the term “Transfer” shall mean any direct or indirect sale, exchange, assignment, sublease, pledge, mortgage, hypothecation, encumbrance, attachment, lien, pledge, garnishment, execution, levy, seizure, gift, transfer upon death by will, trust or the laws of descent or intestacy, transfer in connection with bankruptcy, transfer at judicial order, transfer in connection with a divorce or other marital property settlement, transfer by operation of law, including a merger, consolidation or share exchange, and all other kinds of conveyances, dispositions or alienations, voluntary or involuntary, direct or indirect, to or for the benefit of any other Person.
10.6.    Subleases. Without limitation of the prohibitions set forth in Section 10.1 hereof, each sublease of any portion of a Facility shall be subject and subordinate to the provisions of this Lease and shall provide that Landlord, at its option and without any obligation to do so, may require any sublessee to, at the request and option of Landlord, attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant, as sublessor under such sublease from the time of the exercise of such option to the termination of such sublease, and in such case, Landlord shall not be (a) liable for any act, omission or default of Tenant under such sublease occurring prior to the attornment, (b) liable for, or subject to, any offset, abatement or reduction of rent or other consideration under such sublease because of any default of Tenant under such sublease occurring prior to the attornment, (c) bound by any previous modification or amendment to any such sublease or any previous prepayment of more than one month’s rent, unless such modification, amendment or prepayment shall have been approved in writing by Landlord or, in the case of such prepayment, such prepayment of rent has actually been delivered to Landlord, or (d) liable for any security deposit or other collateral deposited or delivered to Tenant pursuant to such sublease unless such security deposit or other collateral has actually been delivered to Landlord. In the event that Landlord shall not require such attornment with respect to any sublease, then such sublease shall automatically terminate upon the expiration or earlier termination of this Lease with respect to the subleased Facility, including any earlier termination by mutual consent of Landlord and Tenant. No sublease made as permitted by this Section 10 shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as if no sublease had been made. No sublease shall impose any additional obligations on Landlord under this Lease. Anything contained in this Lease to the contrary notwithstanding, Tenant shall not sublet any Facility on any basis that the rental to be paid by the subtenant thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the subtenant, or (ii) any other formula such that any portion of the sublease rental, if received by Landlord, would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.
11.    Damage and Destruction.
11.1.    Notice of Property Loss. If any Facility is damaged in excess of $250,000 as the result of any Property Loss, (a) Tenant shall give prompt notice thereof to Landlord and any Facility Mortgagee, in no event more than five Business Days after the occurrence of such Property

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Loss and (b) within 15 days after the occurrence of such Property Loss, or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide Landlord the following information: (1) the date of the Property Loss and the identity of the Facility experiencing the Property Loss; (2) the nature of the Property Loss; (3) a description of the damage or destruction caused by the Property Loss, the area of such Facility damaged and the general extent of such damage; (4) a preliminary estimate of the cost to repair, rebuild, restore or replace such Facility; (5) a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of such Facility; (6) a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amounts, the expected settlement amount and the expected settlement date; and (7) a description of the business interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amounts, the expected settlement amount and the expected settlement date. Tenant shall provide Landlord with copies of any and all material correspondence to and from the insurance provider(s) within five Business Days after Tenant’s receipt or submission thereof and provide any other information reasonably requested by Landlord.
11.2.    Substantial Destruction. Except as otherwise set forth in this Lease, if a Facility is Substantially Destroyed or rendered Unsuitable For Its Primary Intended Use by a Property Loss at any time during the Term, Landlord may elect to terminate this Lease with respect to such Facility by providing notice to Tenant within 90 days after the date upon which Tenant notifies Landlord of the Property Loss, which termination shall be effective as of the termination date specified by Landlord in its notice, which date shall be not later than 30 days after Landlord’s delivery of such notice of termination to Tenant. If Landlord elects to terminate this Lease with respect to such Facility, then (a) Landlord shall receive any and all insurance proceeds payable by reason of the Property Loss (the “Property Loss Insurance Proceeds”), (b) Tenant shall immediately pay to Landlord an amount equal to any uninsured deductible or other uninsured Losses in connection with the Property Loss, and (c) as of the date of such termination, the applicable Facility shall be deleted from this Lease and the provisions of Section 7.4.12 governing a deletion of a Facility after Property Loss shall be applicable. If Landlord does not elect to terminate this Lease with respect to such Facility, then, Tenant shall promptly rebuild and restore the Facility in accordance with Section 11.4 below, and Landlord shall make the Property Loss Insurance Proceeds available to Tenant for such restoration only pursuant to, and in accordance with, Section 11.5. The term “Substantially Destroyed” means any Property Loss resulting in the loss of use of 50% or more of the licensed Units at the affected Facility or that would cost more than 50% of the value of such Facility to restore.
11.3.    Partial Destruction. If a Facility is damaged by a Property Loss but is not Substantially Destroyed or rendered Unsuitable For Its Primary Intended Use, then, Tenant shall restore such Facility in accordance with the requirements of Section 11.4, and Landlord shall make the Property Loss Insurance Proceeds available to Tenant for such restoration pursuant to Section 11.5. Notwithstanding anything in the immediately preceding sentence to the contrary, if such Property Loss shall occur during the final two Lease Years of the Term, then Landlord shall have the right to terminate this Lease with respect to such Facility and retain any Property Loss Insurance Proceeds by delivering notice of such election to Tenant within 90 days after delivery of notice from Tenant of such Property Loss, such termination shall be effective as of the termination

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

date specified by Landlord in its notice, which date shall be not later than 30 days after Landlord’s delivery of such notice of termination to Tenant, whereupon Tenant shall immediately pay to Landlord the amount of any uninsured deductible or other uninsured Losses in connection with the Property Loss and the applicable Facility shall be deleted herefrom pursuant to Section 7.4.12 governing the deletion of a Facility in connection with a Property Loss.
11.4.    Restoration.
11.4.1.    Commencement of Restoration. Within 120 days (or 240 days if a Facility is Substantially Destroyed or rendered Unsuitable For Its Primary Intended Use) after the earliest to occur of (1) Landlord’s delivery of notice to Tenant directing Tenant to restore a Facility damaged or destroyed by a Property Loss, (2) in the case of a Property Loss that results in Landlord having the option to terminate this Lease as to the affected Facility pursuant to Section 11.2 or Section 11.3, the expiration of the period in which Landlord may exercise such option to terminate if Landlord fails to affirmatively elect to terminate this Lease with respect to such Facility, or (3) in the case of damage to a Facility by Property Loss that does not result in such Facility being Substantially Destroyed or rendered Unsuitable For Its Primary Intended Use and that does not result in a termination of this Lease with respect to the affected Facility as provided in Section 11.3, the date of the Property Loss, Tenant shall furnish to Landlord complete plans and specifications (the “Restoration Plans and Specifications”) describing the work Tenant intends to undertake to restore the applicable Facility (the “Work”) for Landlord’s approval, which approval shall not be unreasonably withheld. The Restoration Plans and Specifications shall be prepared in accordance with good and customary construction and design practices and bear the signed approval thereof by an architect licensed to do business in the state where the applicable Facility is located and shall be accompanied by a written estimate from Tenant’s architect containing the projected cost of completing the Work. The Restoration Plans and Specifications shall describe Work of such nature, quality and extent that, upon the completion thereof, the Facility shall be at least equal in value and general utility to its value and general utility prior to the Property Loss and shall be adequate to operate the applicable Facility for its Primary Intended Use. Tenant shall satisfy all of the terms and conditions relative to Alterations as to the Work and the Restoration Plans and Specifications.
11.4.2.    Permits. Prior to the commencement of the Work, Tenant shall furnish to Landlord complete copies of all permits required by any and all applicable Legal Requirements or Insurance Requirements in connection with the commencement and conduct of the Work and all contracts between Tenant and its general contractor, architects, engineers and construction manager related to the Work.
11.4.3.    Conduct of Work. Tenant shall perform the Work diligently and in a good, workmanlike and lien-free fashion, in accordance with the Restoration Plans and Specifications and all applicable Legal Requirements and Insurance Requirements and other requirements of this Lease.
11.5.    Disbursement of Insurance Proceeds. All Property Loss Insurance Proceeds received under any policy of insurance required to be carried hereunder shall be paid to Landlord. Tenant shall use reasonable efforts to complete the Work on or prior to the estimated completion date set forth in its agreement with the general contractor. If Landlord is required or

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

elects to apply any Property Loss Insurance Proceeds toward repair or restoration of the applicable Facility, provided Tenant is diligently performing the Work in accordance with this Lease, Landlord shall disburse such Property Loss Insurance Proceeds as and when required by Tenant in accordance with normal and customary practice for the payment of a general contractor in connection with construction projects similar in scope and nature to the Work, including, at Landlord’s option, the withholding of 10% of the value of the Work described in each Property Loss Insurance Proceeds disbursement request until the Work is completed (as evidenced by a certificate of occupancy or similar evidence issued upon an inspection by the applicable Governmental Authority) and proof has been furnished to Landlord that no Lien has attached or will attach to the applicable Facility or to Landlord in connection with the Work. Prior to any final disbursement of Property Loss Insurance Proceeds, Tenant shall satisfy all of the conditions relative to Alterations as to the Work, as well as provide evidence reasonably satisfactory to Landlord that any amounts required to be paid by Tenant in connection with such Work pursuant to Section 11.6 have been paid in full. Notwithstanding anything in this Lease to the contrary, any Facility Mortgagee may retain and disburse the Property Loss Insurance Proceeds, and Tenant shall comply with the requests and requirements of such Facility Mortgagee in connection with the Work and the disbursement of Property Loss Insurance Proceeds.
11.6.    Insufficient Proceeds/Risk of Loss. If the Property Loss Insurance Proceeds are not sufficient to pay the costs of the Work in full, Tenant shall nevertheless remain responsible, at its sole cost and expense, to complete the Work. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Facility from any Property Loss whatsoever, whether or not insurable or insured against. Tenant shall pay any insurance deductible and any other uninsured Losses.
11.7.    Landlord’s Inspection. While the Work is being performed, Landlord and Landlord’s representatives may, from time to time, inspect the Work and the Facility upon reasonable prior notice to Tenant, provided Tenant’s representative may accompany Landlord during such inspection.
11.8.    Not Trust Funds. Notwithstanding anything in this Lease or at law or in equity to the contrary, none of the Property Loss Insurance Proceeds, or Award on account of any Condemnation, that may be paid to Landlord as provided by this Lease shall be deemed trust funds, and Landlord shall be entitled to dispose of such Property Loss Insurance Proceeds or Award as provided in this Section 11 or in Section 12, as applicable.
11.9.    Waiver. Tenant waives all statutory or common law rights to vacate the Premises, abate Rent or terminate this Lease that may arise by reason of any Property Loss or other circumstance that affects the health and safety of Tenant or any of the occupants of the Facilities.
11.10.    Facility Mortgagee. Notwithstanding anything in this Lease to the contrary, if any Facility Mortgagee elects to require that any Property Loss Insurance Proceeds in connection with any Property Loss, or the Award in connection with any Condemnation, be applied by Landlord to reduce the outstanding principal balance of any loan secured by any of the Premises, Landlord may elect, in its sole discretion and by notice to Tenant delivered promptly after the receipt by Landlord of notice of such election from Facility Mortgagee, to disburse its own funds in

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

replacement for any Property Loss Insurance Proceeds or Award so applied by the Facility Mortgagee, and, in such event, Landlord’s own funds shall be disbursed to Tenant from time to time as, when and subject to the satisfaction of the same terms, conditions and requirements as would have governed the disbursement of the Property Loss Insurance Proceeds or Award that Landlord’s funds replace (e.g., the requirements of Section 11.5 shall continue to be required to be satisfied as a pre-condition to any disbursement of Landlord’s funds) and Tenant shall remain liable for any portion of any Property Loss or the cost of any restoration not covered by the amount of Landlord’s own funds. To the extent Landlord does not elect to fund such restoration, Tenant shall be released from all restoration obligations in connection with such Property Loss or Condemnation.
12.    Condemnation.
12.1.    Total Taking. If any Facility is totally taken by Condemnation, this Lease shall terminate as to such Facility on the Date of Taking, in which event the provisions of Section 7.4.12 governing the deletion of one or more Facilities from this Lease upon a Condemnation shall apply. Upon any total taking by Condemnation of any Facility, the Award shall be solely the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee estate of the affected Facility; provided, however, Tenant shall be entitled to any damages specifically attributable to reasonable removal and relocation costs included in the Award, the value of Tenant’s Property and damages resulting from Tenant’s loss of business income.
12.2.    Partial Taking. If any portion of any Facility is taken by Condemnation, this Lease shall remain in effect as to such Facility if the Facility located thereon is not thereby rendered Unsuitable For Its Primary Intended Use as reasonably determined by Landlord, but if the Facility is thereby rendered Unsuitable For Its Primary Intended Use, this Lease shall terminate as to such Facility on the Date of Taking, in which event the provisions of Section 7.4.12 governing the deletion of one or more Facilities from this Lease upon a Condemnation shall apply. If, as a result of any such partial taking by Condemnation, this Lease is not terminated as provided above, Tenant’s obligation to make payments of Rent and to pay all other charges required under this Lease shall remain unabated during the Term notwithstanding such Condemnation. Upon any partial taking by Condemnation of any Facility, the entire Award shall belong to and be paid to Landlord, except that Tenant shall be entitled to receive from the Award, if and to the extent such Award specifically includes such items, amounts specifically attributable to the following: (a) Tenant Property; (b) the cost of restoring the Facility or Facilities in accordance with Section 12.3; and (c) the interruption of business operations, which sum, if and to the extent received by Landlord, shall be credited against payments of Rent and other charges due from Tenant to Landlord under this Lease.
12.3.    Restoration. If there is a partial taking by Condemnation of any Facility and this Lease remains in full force and effect, Tenant, at its cost, shall complete all necessary restoration, which restoration activities shall be performed in accordance with the terms and conditions applicable to the Work under Section 11.
12.4.    Temporary Taking. During any non-permanent or temporary taking, all the provisions of this Lease shall remain in full force and effect and Rent shall continue without abatement or reduction.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

12.5.    Waiver. Section 12 exclusively governs Landlord’s and Tenant’s rights and obligations in the event of any Condemnation, and Tenant waives any statutory rights of termination that may arise by reason of any Condemnation.
13.    Indemnification by Tenant.
13.1.    Indemnity. To the maximum extent permitted by applicable Legal Requirements, and without regard to the existence of any insurance provided for herein or the policy limits of any such insurance, Tenant shall protect, indemnify, defend and save harmless Landlord, its Affiliates, and each of their directors, officers, shareholders, members, agents and employees (collectively, the “Landlord Indemnified Parties”) for, from, against and regarding any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including consequential or punitive damages) of any kind or nature, (including reasonable attorneys’ fees, and including from any suits, claims or demands) on account of any matter or thing, action or failure to act arising out of or in connection with this Lease, the Premises or the operations of Tenant on any portion of the Premises, including the following:
13.1.1.    any accident, injury to, or death of, persons or loss of, or damage to, property occurring on or about any Premises;
13.1.2.    any negligence or misconduct on the part of Tenant or any of Tenant’s Affiliates or their respective directors, officers, shareholders, members, contractors, subcontractors, agents and employees;
13.1.3.    the breach by Tenant of any of its representations, warranties, covenants or other obligations in this Lease;
13.1.4.    any Protest brought by or at the request of Tenant;
13.1.5.    subject to the limitations set forth in Section 5.7.5, all known and unknown Environmental Activities on, or related to Tenant’s use of, any portion of the Premises, Hazardous Materials Claims or violations by Tenant of any Hazardous Materials Law with respect to any portion of the Premises;
13.1.6.    subject to the provisions on Schedule 2.3.5 related to Seasons of Glenview/Brookdale Northbrook, any matters arising or accruing during the period in which Tenant or its Affiliates (whether past, current, or future) owned, operated or managed any of the Premises; and
13.1.7.    the violation of any Legal Requirement or the terms of any Authorization by Tenant or any of Tenant’s Affiliates or their respective directors, officers, shareholders, members, contractors, subcontractors, agents and employees.
Notwithstanding anything in this Lease to the contrary, Tenant’s indemnification obligations under this Lease shall include, and extend to, any and all Losses regardless of whether the possibility

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

of any such Losses has been disclosed to Tenant in advance or whether the possibility of any such Losses could have been reasonably foreseen by Tenant.
13.2.    Indemnity Claims Process. Tenant shall pay any amounts that become due to Landlord under this Section 13 within 10 days after Landlord’s demand, and if not timely paid, such amounts shall bear interest at the Agreed Rate from the date of such demand until paid. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord or any Landlord Indemnified Parties, with counsel acceptable to Landlord, in its sole discretion, and shall not, under any circumstances, compromise or otherwise dispose of any suit, action or proceeding without obtaining Landlord’s prior consent. Tenant shall have the right to control the defense or settlement of any claim provided that (a) Tenant shall first confirm in writing to Landlord that Tenant is obligated under this Section 13 to indemnify Landlord, (b) Tenant shall pay any and all amounts required to be paid in respect of such claim, and (c) any compromise or settlement shall require the prior approval of Landlord, which approval shall not be unreasonably withheld provided Landlord (or the applicable Landlord Indemnified Parties) are irrevocably released from all Losses in connection with such claim as part of such settlement or compromise. Landlord, at its election and sole cost and expense, shall have the right, but not the obligation, to participate in the defense of any claim. If Tenant does not act promptly and completely to satisfy its indemnification obligations hereunder, Landlord may resist and defend any such claims against Landlord or any Landlord Indemnified Party at Tenant’s sole cost.
13.3.    Survival of Indemnity. The terms of this Section 13 shall survive the expiration or earlier termination of this Lease.
13.4.    Waiver or Subrogation. Landlord and Tenant agree that with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.
14.    Combination of Leases and New Leases.
14.1.    Combination of Leases. If Landlord or any Affiliate of Landlord is the landlord under any Other Lease, Landlord shall have the right, at any time during the Term, by notice to Tenant, to require that this Lease and such Other Lease (the “Combination Lease”) be combined into a single lease pursuant to the terms of Exhibit H. In such regard, Landlord and Tenant acknowledge and agree that, as provided, and on the terms set forth, in the Ventas/Brookdale Side Letter, certain additional landlords, tenants and properties, and certain other existing leases, are to be combined into this Lease upon the occurrence of certain events.
14.2.    New Lease. Landlord shall have the right, at any time and from time to time during the Term, by notice to Tenant, to require that Tenant execute an amendment to this Lease pursuant to which one or more Facilities (individually, a “Transferred Facility” or collectively, “Transferred Facilities”) are separated and removed from this Lease, and, in such event, simultaneously with the execution of such amendment, Landlord and Tenant shall execute a

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

substitute lease with respect to such Transferred Facilities pursuant to the terms of Exhibit H (a “New Lease”).
15.    Miscellaneous.
15.1.    Attorneys’ Fees. If any party brings any action to interpret or enforce this Lease, or for damages for any alleged breach, the prevailing party shall be entitled to recover from the non-prevailing party on demand the prevailing party’s reasonable attorneys’ fees and costs as awarded by the court in addition to all other recovery, damages and costs.
15.2.    Non-Recourse. Tenant specifically agrees to look solely to Landlord’s and any successor owner’s interest in the then applicable Facilities for recovery of any judgment from Landlord, it being specifically agreed that neither Landlord, any such successor owner, nor any officer, director, member, employee, lender, agent or Affiliate of Landlord or any such successor owner shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant. Tenant shall have no recourse against any other property or assets of Landlord or any successor owner, or against any property or assets of any officer, director, member, employee, lender, agent or Affiliate of Landlord or any successor owner. Furthermore, in no event shall Landlord (original or successor) ever be liable to Tenant for any punitive, special, indirect or consequential damages suffered by Tenant from whatever cause.
15.3.    General REIT Provisions. Tenant understands that, in order for Landlord, or any Affiliate of Landlord that is a real estate investment trust, to qualify as a real estate investment trust, certain requirements must be satisfied, including the provisions of Section 856 of the Code. Accordingly, Tenant agrees, and agrees to cause its Affiliates, permitted subtenants, if any, and any other parties subject to its control by ownership or contract, to reasonably cooperate with Landlord to ensure that such requirements are satisfied, including providing Landlord or any of its Affiliates with information about the ownership of Tenant and its Affiliates. Tenant agrees, and agrees to cause its Affiliates, upon request by Landlord or any of its Affiliates, to take all action reasonably necessary to ensure compliance with such requirements. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 15.3 or in Section 15.5 or 15.6 shall require Tenant to provide any cooperation or take any other action that would (i) adversely affect Tenant’s monetary rights or obligations (including by imposing on Tenant any unreimbursed cost or liability) or (ii) adversely affect (to a more than de minimis extent) Tenant’s non-monetary rights or obligations.
15.4.    Prohibited Transactions. Notwithstanding anything to the contrary herein, Tenant shall not (a) sublet, assign or enter into a management arrangement for any Facility on any basis such that the rental or other amounts to be paid by the subtenant, assignee or manager thereunder would be based, in whole or in part, on either (x) the income or profits derived by the business activities of the subtenant, assignee or manager or (y) any other formula such that any portion of any amount received by Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto; (b) sublet, assign or enter into a management arrangement for any Facility to any Person (other than a taxable REIT subsidiary of Landlord) in which Landlord, to Tenant’s actual knowledge, owns a 10% or greater interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (c) sublet, assign or enter into a management arrangement for any Facility

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto, or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Section 15.4 shall likewise apply to any further subleasing by any subtenant.
15.5.    Personal Property REIT Requirements. Notwithstanding anything to the contrary herein, upon the reasonable written request of Landlord at Landlord’s expense, Tenant shall cooperate with Landlord in good faith and provide such documentation and/or information as may be in Tenant’s possession or under Tenant’s control and otherwise readily available to Tenant regarding the valuation of the Premises to assist Landlord in its determination that Rent allocable for purposes of Section 856 of the Code to the Landlord Personal Property at the beginning and end of a calendar year does not exceed 15% of the total Rent due hereunder (the “Personal Property REIT Requirement”). Tenant shall take such reasonable action as may be reasonably requested by Landlord in writing from time to time to ensure compliance with the Personal Property REIT Requirement. Accordingly, if reasonably requested by Landlord in writing and at Landlord’s expense, Tenant shall cooperate with Landlord as may be necessary from time to time to more specifically identify and/or value the Landlord Personal Property in connection with the compliance with the Personal Property REIT Requirement.
15.6.    Impermissible Services REIT Requirements. Any services that Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord’s option, be furnished from time to time, in whole or in part, by employees of Landlord or Landlord’s Affiliates or by one or more third parties hired by Landlord or Landlord’s Affiliates. Tenant agrees that, upon reasonable Landlord’s written request it will enter into direct agreements with the parties designated by Landlord to provide such services, provided that no such contract shall result in Tenant having to pay, in the aggregate, more money for the occupancy of the Premises under the terms of this Lease, or Tenant’s receiving fewer services or services of a lesser quality than it is otherwise entitled to receive under this Lease.
15.7.    Waiver of Jury Trial. Each party hereby waives any rights to trial by jury in any action, proceeding or counterclaim brought by either party against the other in connection with any matter whatsoever arising out of or in any way connected with this Lease, including the relationship of the parties, Tenant’s use and occupancy of any portion of the Premises or any claim of injury or damage relating to the foregoing or the enforcement of any remedy.
15.8.    Notices. All notices and demands, consents, approvals, requests or other commitments required or permitted to be to be given under this Lease shall be in writing (and if not in writing shall not be deemed effective) and shall be given to Landlord and Tenant at the addresses set forth below, or at such other addresses as Landlord and Tenant may hereafter specify in writing:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

If to Tenant: c/o Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, Tennessee 37027 Attention: General Counsel	If to Landlord: c/o Ventas, Inc. 500 North Hurstbourne Parkway, Suite 200 Louisville, Kentucky 40222 Attention: Lease Administration Telephone: (502) 357-9000 Fax No.: (502) 357-9001
With a copy to: c/o Brookdale Senior Living Inc. 6737 W. Washington Street, Suite 2300 Milwaukee, WI 53214 Attention: Legal Department
With a copy to:
c/o Ventas, Inc.
353 N. Clark Street, Suite 3300
Chicago, Illinois 60654
Attention: Legal Department
Telephone: (312) 660-3800
Fax No.: (312) 660-3850

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
Attention: Joseph D. Lambert
Telephone: (312) 984-3143
Fax No.: (312) 984-3150

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been delivered on the date of delivery established by U.S. Post Office return receipt or the carrier’s proof of delivery or, if not so delivered, upon its receipt. Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.
15.9.    Interpretation. Because each party has been represented by counsel and this Lease has been freely and fairly negotiated, all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. Whenever the words “including”, “include” or “includes” are used in this Lease, they shall be interpreted in a non-exclusive manner as though the words “without limitation” immediately followed. Whenever the words “day” or “days” are used in this Lease, they shall mean “calendar day” or “calendar days” unless expressly provided to the contrary. The titles and headings in this Lease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any “Section” mean a Section of this Lease (including all subsections) and to any “Exhibit” or “Schedule” mean an exhibit or schedule attached hereto.
15.10.    Time of the Essence. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following Business Day.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

15.11.    Severability. If any part of this Lease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect, it being agreed by Landlord and Tenant, however, that nothing contained in this Section shall limit, or is intended to limit, the parties’ intention, as more fully set forth in Section 2.2 hereof, that Lease is and constitutes a single, indivisible lease of all of the Premises and a single and inseparable transaction. If more than one Person is included within the term “Tenant” hereunder, the liabilities and obligations of “Tenant” under this Lease (including, without limitation, the obligation to timely pay the entire Minimum Rent owing under this Lease) shall, for all purposes of this Lease, be the joint and several liabilities and obligations of each Person included within the term “Tenant” under this Lease.
15.12.    General Terms. This Lease (a) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior written or oral agreements or understandings and contemporaneous oral agreements or understandings, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document, (c) may only be amended by a writing executed by all of the parties, (d) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, and I incorporates by this reference any Exhibits and Schedules attached to this Lease.
15.13.    Governing Law. This Lease shall be governed by and construed and enforced in accordance with the internal Legal Requirements of the State of Illinois, without regard to the conflict of laws rules thereof, provided that the Legal Requirements of the State in which each Facility is located (each a “Situs State”) shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the Legal Requirements of such Situs State, including the appointment of a receiver; and further provided that the Legal Requirements of the Situs State also apply to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Lease.
15.14.    Anti-Terrorism Representations. Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (a) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”), (b) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes, or (c) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons” (collectively, “Prohibited Persons”). Tenant hereby represents and warrants to Landlord that no funds tendered to Landlord by Tenant under the terms of this Lease are or will be directly or indirectly derived from activities that may contravene U.S. federal, state or international Legal Requirements, including anti-money laundering laws. If the foregoing representations are untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant. Tenant will not during the Term of this Lease engage in any transactions or dealings, or be otherwise associated with, any Prohibited Persons in connection with the use or occupancy of the Premises. A breach of the representations contained in this Section 15.14 by Tenant shall constitute

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

a material breach of this Lease and shall entitle Landlord to any and all remedies available hereunder, or at law or in equity.
15.15.    Notice to the Department of Health. Notwithstanding anything in this Lease to the contrary, Landlord acknowledges that its right to re-enter any Facility(ies) located in the State of New York does not confer upon it the authority to operate an Adult Care Facility, as defined in the Social Services Law, on such Facilities and agrees that it will give the New York State Department of Health (the “NY DOH”), Division of Adult Care Facility & Assisted Living Surveillance, Bureau of Licensure and Certification, 875 Central Ave., Albany, NY 12206, notification by certified mail of its intent to re-enter such Facility(ies) or to initiate dispossess proceedings or that this Lease is due to expire relative to any such Facility(ies), at least 30 days prior to the date on which Landlord intends to exercise its right of re-entry or to initiate such proceedings or at least 60 days before any such expiration of this Lease. Upon receipt of any notice from Landlord of its intent to exercise its right of re‑entry or upon the service of process and dispossess proceedings and 60 days prior to the expiration of this Lease as it relates to any such Facility(ies), Tenant agrees to immediately notify the NY DOH by certified mail of the receipt of such notice or service of such notice or that this Lease is about to expire relative to any such Facility(ies), and shall further notify the NY DOH of its anticipated response to said notice. Each party further agrees to comply with all additional regulations of the NY DOH and any other agency having regulatory control over either party. A copy of all such notices shall also be sent to the NY DOH’s applicable regional offices.
15.16.    Confidentiality. Each of Landlord and Tenant hereby acknowledges and agrees that any information provided by any party to the other pursuant to this Lease is confidential and shall not be shared by the receiving party with any other Person, except for disclosures: (a) to, so long as such Persons agree to maintain the confidential nature thereof, Landlord’s or Tenant’s, as applicable, actual or prospective (i) financing sources, (ii) purchasers or assignees, (iii) partners, (iv) investors and (v) replacement tenants (provided that Landlord shall not disclose any Proprietary Information to replacement tenants without Tenant’s prior written consent); (b) to legal counsel, accountants and other professional advisors to Landlord or Tenant, as applicable, so long as such Persons agree to maintain the confidential nature thereof; (c) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, to the extent necessary in support of motions, filings, or other proceedings in court as required to be undertaken pursuant to this Lease, or otherwise as required by applicable Legal Requirements, provided that any party is given a reasonable opportunity to obtain a protective order in connection with such disclosure; (d) in connection with reporting of Facility portfolio based performance and other Facility portfolio information in filings with the Securities and Exchange Commission by Landlord and its Affiliates; (e) of the type customarily publicly disclosed by publicly traded healthcare real estate investment trusts; (f) in compliance with any filing requirements, regulations or other requirements of, or upon the request or demand of, any stock exchange (or other similar entity) on which Landlord’s or Tenant’s (or any Person Controlling any of the foregoing, as applicable) shares (or other equity interests) are listed, or of any other Governmental Authority having jurisdiction over either Landlord or Tenant; and (g) in connection with reporting and/or filings with the Securities and Exchange Commission by Tenant and its Affiliates or Landlord and its Affiliates. For the avoidance of doubt and notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that this Lease

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

itself may be a publicly filed document. In connection with any disclosures made pursuant to item (a) above, Landlord shall use commercially reasonable efforts to obtain confidentiality agreements from any parties to whom it discloses financial information or other sensitive business information regarding Tenant.
15.17.    Permitted Contests    . Tenant, on its own or in Landlord’s name, at Tenant’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; subject, however, to the further requirement that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Premises; (ii) neither the Premises, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Landlord nor Tenant would be in any danger of criminal liability for failure to comply therewith pending the outcome of such proceedings and Landlord would not be in danger of civil liability for any such failure; (iv) in the case of a Legal Requirement, Tax, lien, encumbrance or charge, Tenant shall give such reasonable security as may be required by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of all or any portion of the Premises or the Rent by reason of such nonpayment or noncompliance; and (v) in the case of an Insurance Requirement, the coverage required by Section 5.1 shall be maintained; provided however, that Tenant shall provide Landlord with prior written notice of any such contest if such contest relates to (a) a material claim against real property, (b) any matter that could, if adversely determined, reasonably be expected to result in a denial, suspension, revocation or loss of license or certification for any Facility, or (c) in addition to (and not in limitation of) the foregoing (a) and (b), any matter that could reasonably be expected to have a material adverse effect on Tenant’s Primary Intended Use of the subject Facility. If any such contest is finally resolved against Landlord or Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Landlord, at Tenant’s expense, shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. The provisions of this Section 15.17 shall not be construed to permit Tenant to contest the payment of Rent or any other amount payable by Tenant to Landlord hereunder. Tenant shall indemnify, defend, protect and save Landlord and its Affiliates harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord or any of its Affiliates in connection with any such contest and any loss resulting therefrom.
15.18.    State Specific Provisions.
15.18.1.    Arizona
15.18.1.1.    With respect to any of the Premises located in the State of Arizona, Landlord and Tenant hereby agree as follows:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

15.18.1.1.1.    Tenant hereby waives the provisions of any statutes which relate to termination of leases when real property is destroyed, including, without limitation, A.R.S. §33-343, or any successor statute, and agrees that in such event its rights, obligations and duties shall be governed by the terms of this Lease.
15.18.2.    California
15.18.2.1.    With respect to any of the Premises located in the State of California, Landlord and Tenant hereby agree as follows:
15.18.2.1.1.    Waiver of Statutory Rights Concerning Damage or Destruction. The provisions of this Lease, including, without limitation, Section 11 hereof, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any statute or regulation of the State in which such Premises is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, shall have no application to this Lease or any damage or destruction to all or any part of the Premises and Tenant hereby waives any and all rights it might otherwise have pursuant to any such statute or regulation, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code.
15.18.2.1.2.    Waiver of Statutory Rights Concerning Condemnation. The provisions of this Lease, including, without limitation, Section 12 hereof, constitute an express agreement between Landlord and Tenant with respect to any taking by power of eminent domain or condemnation (or deed in lieu thereof) and any statute or regulation of the State in which the Premises is located, including, without limitation, Section 1265.130 of the California Code of Civil Procedure, with respect to any rights or obligations concerning any such taking or condemnation (or deed in lieu thereof) shall have no application to this Lease and Tenant hereby waives any and all rights it might otherwise have pursuant to any such statute or regulation, including, without limitation, Section 1265.130 of the California Code of Civil Procedure.
15.18.2.1.3.    Waiver of Statutory Rights to Make Repairs. Tenant acknowledges that Landlord has no obligations under this Lease or otherwise to make any repairs, replacements, alterations, restorations or renewals of any nature to the Premises. Accordingly, Tenant hereby waives and releases its right to make repairs at Landlord’s expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.
15.18.2.1.4.    California Remedies. Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant as provided in Section 7 hereof, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

15.18.2.1.5.    California Civil Code Section 1938. Pursuant to California Civil Code Section 1938, Landlord hereby notifies Tenant that, to Landlord’s actual (as opposed to imputed) knowledge, without any duty of inquiry or investigation, none of the Facilities located in the State of California have undergone an inspection by a certified access specialist.
15.18.3.    Connecticut
15.18.3.1.    With respect to any of the Premises located in the State of Connecticut, Landlord and Tenant hereby agree as follows:
15.18.3.1.1.    Commercial Transaction. TENANT, FOR ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY ACKNOWLEDGES THAT THIS LEASE CONSTITUTES A COMMERCIAL TRANSACTION, AS SUCH TERM IS USED AND DEFINED IN SECTION 52-278a(a) OF THE CONNECTICUT GENERAL STATUTES, AND HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO ANY NOTICE OR HEARING PRIOR TO A PREJUDGMENT REMEDY WHICH RIGHTS ARE OR MAY BE CONFERRED UPON TENANT PURSUANT TO CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES.
15.18.3.1.2.    Waiver of Notice to Quit. Tenant, for itself and all Persons claiming by, through, or under it, hereby expressly waives notice to quit possession in the event this Lease terminates by lapse of time.
15.18.4.    Florida
15.18.4.1.    With respect to any of the Premises located in the State of Florida, Landlord and Tenant hereby agree as follows:
15.18.4.1.1.    Radon Gas Disclosure. Landlord hereby notifies Tenant as follows: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.”
15.18.4.1.2.    Construction-Related Liens. The interest of Landlord in the Premises shall not be subject to liens for improvements made by Tenant. Any lien filed by any contractor, materialman, laborer or supplier performing work for Tenant shall attach only to Tenant’s interest in the Premises. Tenant shall notify in writing any and all Persons contracting or otherwise dealing with Tenant relative to the Premises of the provisions of this paragraph prior to commencement of any work in the Premises. All persons and entities contracting or otherwise dealing with Tenant relative to the Premises are hereby placed on notice of the provisions of this Section 15.17.4.
15.18.5.    Illinois

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

15.18.5.1.    With respect to any of the Premises located in the State of Illinois, Landlord and Tenant hereby agree as follows:
15.18.5.1.1.    Tenant expressly waives the service of any statutory demand or notice which is a prerequisite to Landlord’s commencement of eviction proceedings against Tenant, including, without limitation, the demands and notices specified in 735 ILCS §§ 5/9-209 and 5/9-210.
15.18.6.    Massachusetts
15.18.6.1.    With respect to any of the Premises located in the Commonwealth of Massachusetts, Landlord and Tenant agree as follows:
15.18.6.1.1.    Mechanics Liens. Landlord’s consent and approval in connection with Tenant’s alterations and improvements are given solely for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon such approval of Tenant’s plans for any purpose whatsoever. Without limiting the foregoing, in no event shall such consent or approval be deemed to be consent of the Landlord within the meaning of Section 2 of Chapter 254 of the General Laws of Massachusetts.
15.18.6.1.2.    Independent Covenants. Landlord and Tenant each acknowledges and agrees that the independent nature of the obligations of Tenant hereunder represents fair, reasonable and accepted commercial practice with respect to the type of property subject to this Lease, and that this agreement is the product of free and informed negotiation during which both Landlord and Tenant were represented by counsel skilled in negotiating and drafting commercial leases in Massachusetts, and that the acknowledgements and agreements contained herein are made with full knowledge of the holding in Wesson v. Leone Enterprises, Inc., 437 Mass. 708 (2002). Such acknowledgements, agreements and waivers by Tenant are a material inducement to Landlord entering into this Lease.
15.18.6.1.3.    Waiver of Subrogation. The following shall be added at the beginning of Section 13.4: “To the maximum extent permitted by law,”.
15.18.7.    Minnesota
15.18.7.1.    With respect to any of the Premises located in the State of Minnesota, Landlord and Tenant agree as follows:
15.18.7.1.1.    Landlord and Tenant agree that this Lease is not a “residential” lease, that Tenant is not a “residential tenant” and that the Premises are not “residential premises” within the meaning of or for the purposes of Minnesota Statutes Chapter 504B. Landlord’s rights to access the Premises pursuant to this Lease, including pursuant to Section 9.2 and Section 11.7 hereof, may be limited by Minnesota Statutes Section 504B.211 as to the rights of Tenant’s tenants and residents.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

15.18.7.1.2.    Landlord and Tenant agree that, notwithstanding the possibility of Renewal Terms, this Lease is not considered to have a term in excess of twenty (20) years within the scope of Minnesota Statutes Section 504B.291, subdivision 2.
15.18.7.1.3.    Prior to the commencement of any work of improvement which may be the subject of a lien under the provisions of Minnesota Statutes Chapter 514, Tenant shall (i) serve each person performing work or contributing to such improvements, within five (5) days after identification of each such person, written notice that such improvements are not being made at Landlord’s instance, and provide Landlord with proof of such service, and (ii) conspicuously post for the duration of the work on such improvements notice that such improvements are not being made at Landlord’s instance, and provide Landlord with proof of such continuous posting, in each case in accordance with Minnesota Statutes Section 514.06.
15.18.7.1.4.    In addition to the requirements set forth in Section 5.15 hereof, in the event a mechanics’ lien is filed against any of the Premises located in the State of Minnesota, Tenant shall within thirty (30) days after such filing (if not sooner released of record), commence an action in the district court in which the Premises is located to determine adverse claims and apply to the court to have such mechanics lien released from such Premises upon the deposit of such funds as the court may require, in accordance with Minnesota Statutes Section 514.10.
15.18.7.1.5.    Pursuant to Section 7.4 hereof, in addition to the other remedies described therein, Landlord may proceed with summary or eviction proceedings to remove Tenant and all other Persons and any and all property from any of the Premises located in the State of Minnesota, and the exercise of such rights will not require that the Lease be previously terminated with respect to such Premises.
15.18.8.    New Jersey
15.18.8.1.    With respect to any of the Premises located in the State of New Jersey, Landlord and Tenant agree as follows:
15.18.8.1.1.    Environmental Laws.

(a)
Notwithstanding anything contained in this Lease to the contrary, Hazardous Materials Laws, in addition to all specific laws referenced in Exhibit A hereof as Hazardous Materials Laws, shall include the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.) (for purposes of this Section 15.17.8, the “Spill Act”) and the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6 et seq.) (for purposes of this Section 15.17.8, “ISRA”), if and to the extent they apply to the Premises or the use thereof at any time during the Term. The term “Authority” as used in this Section 15.17.8 shall mean governmental and quasi-governmental authorities, bodies or boards having jurisdiction over the Premises and compliance with the Hazardous Materials Laws with respect thereto, including, but not limited to, the New Jersey Department of Environmental Protection. More than one

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Authority shall be collectively referred to as the “Authorities.” The term “Hazardous Substances,” as used in this Lease with respect to the Premises within the State of New Jersey and compliance with the Spill Act and/or ISRA, shall mean any and all “hazardous chemicals,” “hazardous substances” or similar material or substance, including, but not limited to, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB’s), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any Hazardous Materials Law now or hereafter enacted or promulgated by any Authority.

(b)
If at any time during the Term of this Lease, the Premises shall be determined to be an industrial establishment under ISRA as a result of the North American Industrial Classification System code applicable to Tenant’s operations, Tenant, at Tenant’s sole cost and expense, shall comply with the provisions of ISRA, or other similar applicable laws, if Tenant takes any action which would be a “triggering event” under ISRA.

(c)
Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken at the Premises because of any deposit, spill, discharge, or other release of Hazardous Substances in violation of the Spill Act that occurs during the Term, at or from the Premises, or which arises at any time from Tenant’s use or occupancy of the Premises, then Tenant shall, at Tenant’s sole expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans.

(d)
Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including attorneys’ and consultants’ fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term, at or from the Premises, or which arises at any time from Tenant’s use or occupancy of the Premises, or from Tenant’s failure to provide all information, make all submissions, and take all steps required by all Authorities under the Hazardous Materials Laws and all other environmental laws, including any lien assessed to the Premises.

(e)	Tenant’s obligations and liabilities under this Section 15.18.8 shall survive the termination or expiration of this Lease.
15.18.8.1.2.    New Jersey Premises Not in Flood Zone. Landlord represents to Tenant that, to the best knowledge, information and belief of Landlord, the Premises located in the State of New Jersey has not been determined to be located in a special flood hazard area. If Landlord subsequently learns that such Premises has been determined to be located in a special flood hazard area, Landlord shall, to the extent required by applicable law, notify Tenant

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

of such change in determination within a reasonable time after Landlord learns of such change in determination.
15.18.9.    New Mexico
15.18.9.1.    With respect to any of the Premises located in the State of New Mexico, Landlord and Tenant agree as follows:
15.18.9.1.1.    Limitation on Indemnification. The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 15.13 above. Nevertheless, to the extent, if at all, that any provision contained in this Lease or in any related documents requiring one party to indemnify, hold harmless, insure, or defend another party (including such other party’s employees or agents) is found to be within the scope of NMSA 1978, § 56-7-1 (2005), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA 1978, § 5-67-1 (2005), as amended from time to time, for its enforceability, then such provision, regardless of whether it makes reference to this or any other limitation provision, is intended to and shall: (a) not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by or resulting from, in whole or in part, the negligence, act or omission of the indemnitee or additional insured, as the case may be, its officers, employees or agents; (b) be enforced only to the extent that the liability, damages, losses or costs are caused by, or arise out of, the acts or omissions of the indemnitor or its officers, employees or agents; and (c) be further modified, if required, by the provisions of NMSA 1978, § 56-7-1(B) (2005), as amended from time to time, and Mew Mexico court decisions interpreting NMSA 1978, § 56-7-1 (2005), as amended from time to time. Further, notwithstanding any other term or condition of this Lease or any related document, to the extent, if at all, that any agreement, covenant, or promise to indemnify another party (including such party’s employees or agents) contained herein or in any related documents, is found to be within the scope of NMSA 1978, § 56-7-2 (2003), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA 1978, § 56-7-2 (2003), as amended from time to time, for its enforceability, then, regardless of whether it makes reference to this or any other limitation provision, such agreement is not intended to, and it shall not and does not, indemnify such indemnitee against loss or liability for damages arising from: (i) the sole or concurrent negligence of such indemnitee or the agents or employees of such indemnitee; (ii) the sole or concurrent negligence of an independent contractor who is directly responsible to such indemnitee; or (iii) an accident that occurs in operations carried on at the direction or under the supervision of such indemnitee, an employee or representative of such indemnitee or in accordance with methods and means specified by such indemnitee or the employees or representatives of such indemnitee. The parties’ intent is for their indemnity agreements to be enforced pursuant to their terms and limited only to the extent necessary to conform with and survive New Mexico’s anti-indemnity statutes.
15.18.9.1.2.    Permitted Contest under Article XII of Mechanic’s or Materialmen’s Lien in New Mexico. If, under Section 5.15 hereof, Tenant desires in good faith to contest the validity or correctness of any mechanic’s or materialmen’s lien on the Premises in New Mexico, it may do so with diligence pursuant to NMSA 1978, § 48-2-9 (2007),

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

as amended from time to time, or any successor statute, by filing in the New Mexico state district court for the judicial district in which the Premises is located a petition to cancel lien, depositing such security with the court as may be ordered and thereafter obtaining and filing in the court action, as well as recording in the real property records of the county in which the Premises is located, the court’s order canceling the lien, and Landlord shall cooperate to whatever extent may be necessary, provided only that Tenant shall indemnify, defend and hold Landlord, its Affiliates, and the Premises harmless against any costs, loss, liability or damage on account thereof, including reasonable attorneys’ fees.
15.18.9.1.3.    Notice of Non-Responsibility of Landlord for Construction on Premises by Tenant. To the maximum extent permitted by law, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for the account of Tenant, for and as to which Tenant shall provide due notice to all parties who provide any services or materials with respect to any work on the Premises. Tenant’s written notice shall reference this Lease provision and Landlord’s rights to post a notice of non-responsibility hereunder and under applicable New Mexico law. Further, Tenant shall use commercially reasonable efforts to send to Landlord at least ten (10) days prior to the commencement of any construction on the Premises a written notice of the work to be done and the date of commencement of such construction work, and, in order to seek to avoid responsibility therefor, Landlord shall, within three (3) days after having obtained knowledge of the construction, alteration or repair, or the intended construction, alteration or repair, give notice that Landlord will not be responsible for the same, by posting a notice in writing to such effect, in some conspicuous place upon the Premises, or upon any building or other improvement situated thereon, consistent with the provisions of NMSA 1978, §48-2-11 (1953), as amended from time to time, and any other applicable provisions of New Mexico law relating to exempting the Landlord’s interest under the Lease from any claim of lien arising out of Tenant’s construction on such Premises. Tenant consents to Landlord’s entry upon the Premises, from the time Landlord learns of any planned or actual construction on, or planned or actual delivery of materials to, the Premises, and extending continuously throughout the duration of the construction, for purposes of posting the above-described notice of non-responsibility, inspecting to assure the continuation of the posting and/or reposting of the notice, as advisable, and for purposes of documenting the initial posting and its subsequent continued posting or reposting, for example, without limitation, by photography or digital or other imaging of the posted notice, in the context of identifiable background landmarks establishing the location of the posting, and including a reflection on each photograph, digital or other image of any kind, of the date and time of the photograph or other image.
15.18.9.1.4.    Landlord’s Lien. Upon the occurrence of an Event of Default, Landlord’s remedies shall include, in addition to those provided for in the Lease, all other rights and remedies provided by law or equity, including, without limitation, a landlord’s lien under NMSA 1978, § 48-3-5 (1995), as amended, and under any other applicable law, to which Landlord may resort cumulatively or in the alternative.
15.18.9.1.5.    Supplement to Provision for a Receiver in Section 7.4.4. Section 7.4.4 hereof is supplemented with the addition of this provision. Upon the occurrence and during the continuance of an Event of Default, subject to the provisions of NMSA

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

1978, §§44-8-1 through 44-8-10 (1995 & 1996), as amended from time to time, and Rule 1-066 NMRA, to the extent applicable, as well as any other applicable law, Landlord shall have the right to apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Premises as a matter of strict right and without regard to the adequacy of the security for the repayment of Tenant’s obligations under the Lease, the issuance or declaration of a notice of default, and Tenant hereby consents to such appointment.
15.18.9.1.6.    Grant of Security Interest in Rents Under Section 9.1. Subject to Assignment of Rents Act, Landlord shall have all the rights and powers provided for under the Uniform Assignment of Rents Act, NMSA 1978, §§56-15-1 through 56-15-19 (2012), as amended from time to time, and the provisions in this Lease including Tenant’s grant to Landlord of a security interest in rents and leases of the Premises are subject to the terms of such act (including those provisions of such act acknowledging the rights of the parties to bind themselves to their own agreements on certain matters covered by such act), to the extent applicable, as well as any other applicable law.
15.18.10.    New York
15.18.10.1.    With respect to any of the Premises located in the State of New York, Landlord and Tenant agree as follows:
15.18.10.1.1.    The following sentence is hereby added as the final sentence of the definition of “Agreed Rate” in Exhibit A of the Lease: “The Agreed Rate shall apply on all amounts, including those owing after judgment.”
15.18.10.1.2.    The following is hereby added as a new Section 12.6 to the Lease:

(a)
Express Agreement. The parties acknowledge and agree that the provisions of this Section 12 constitute an express agreement pursuant to the New York Real Property Law, Section 227, as the same may be amended or re-codified or any similar or successor law.

15.18.10.1.3.    Section 7.4.10 of the Lease is hereby replaced in its entirety with the following:

(a)
Tenant’s Waiver; Mitigation. In connection with the exercise by Landlord of any of its remedies under this Section 7.4, including the termination of this Lease, in whole or in part, Tenant waives, to the maximum extent permitted by applicable Legal Requirements, (1) any right of redemption, re-entry or repossession under present or future laws, including without limitation, Section 761 of the New York Real Property Actions and Proceeding Law, (2) the benefit of any moratorium laws or any laws now or hereafter in force exempting property from liability for rent or for debt, (3) any duty on the part of Landlord to mitigate the damages recoverable from Tenant on account of any Default Event or Event of Default by Tenant, except that, notwithstanding the foregoing or anything in this Lease to the contrary, Landlord

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

agrees to comply with any duty to mitigate damages where applicable Legal Requirements do not allow Tenant to waive such right, (4) the right to interpose any counterclaim (other than compulsory counterclaims) in any summary proceeding instituted by Landlord against Tenant in any court or in any action instituted by Landlord in any court for unpaid Rent under this Lease, and (5) any other right provided to Tenant under applicable Legal Requirements relating to a breach of or Event of Default under this Lease, including any rights to cure such breach or Event of Default. Tenant waives for itself and all those claim under Tenant: (a) any and all rights to restore the operation of this Lease; (b) any rights under Article 63 of the New York Civil Practice Law and Rules, including, without limitation, the right to obtain a so-called “Yellowstone” injunction in connection with any financial Default; (c) any right now or hereafter existing to petition a court to issue a stay in connection with any holdover proceeding or other summary proceeding instituted by Landlord under this Lease, including, without limitation, a stay under the provisions of New York Civil Practice Law and Rules Section 2201.
15.18.11.    Ohio
15.18.11.1.    With respect to any of the Premises located in the State of Ohio, Landlord and Tenant agree as follows:
15.18.11.1.1.    The following sentence is hereby added as the final sentence of the definition of “Agreed Rate” in Exhibit A of the Lease: “Taxes shall include any commercial activity tax.”
15.18.12.    South Carolina
15.18.12.1.1.    “Tenant will not allow anything to be stored that will violate any rules or regulations of the South Carolina Department of Health and Environmental Control (“SCDHEC Rules”). If Tenant does store goods that violate any SCDHEC Rules, Tenant will clean the Demised Premises to the reasonable satisfaction of an environmental engineer so that a clean letter can be issued by said engineer.”
15.18.13.    Texas
15.18.13.1.    With respect to any of the Premises located in the State of Texas, Landlord and Tenant agree as follows:
15.18.13.1.1.    Waiver of Texas Consumer Rights Statute. The Texas Deceptive Trade Practices Consumer Protection Act, subchapter E of Chapter 17 of the Texas Business and Commerce Code (for purposes of this Section 15.17.13, “DTPA”), as amended, is not applicable to this Lease. Accordingly, the rights and remedies of Landlord and Tenant with respect to all acts or practices of the other, past, present, or future, in connection with this Lease shall be governed by legal principles other than the DTPA. Landlord and Tenant each hereby waives its rights under the DTPA, a law that gives consumers special rights and protections. After

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

consultation with an attorney of its own selection, each of Landlord and Tenant voluntarily consents to this waiver.
15.18.13.1.2.    Waiver of Tenant Lien. Tenant waives any right which it may have to a lien against any portion of the interest of Landlord in the Premises pursuant to Section 91.004 of the Texas Property Code.
15.18.13.1.3.    Tenant acknowledges and agrees that the provisions of this Lease for determining charges and amounts payable by Tenant are commercially reasonable and constitute satisfactory methods for determining such charges and amounts as required by Section 93.012 of the Texas Property Code. Tenant waives (to the fullest extent permitted by applicable law) all rights and benefits of Tenant under such section, as it now exists or as it may be hereafter amended or succeeded.
15.18.13.1.4.    Tenant has not relied on any warranties, representations or promises made by Landlord or Landlord’s agents (express or implied) with respect to the Premises (including, without limitation, the condition, use or suitability of the Premises) that are not expressly set forth in this Lease.
15.18.13.1.5.    Subject to Tenant’s rights under Section 4.2.1 regarding permitted contests, Tenant waives all rights pursuant to applicable law (including without limitation Section 41.413 of the Texas Tax Code) to protest appraised values or receive notice of reappraisal regarding any of the Premises, irrespective of whether Landlord contests same.
15.18.13.1.6.    The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 15.13 herein. Nevertheless, to the extent that any provision contained in this Lease requiring Tenant to protect, indemnify, hold harmless or defend Landlord or its Affiliates is found to be governed by, or construed in accordance with, the laws of the State of Texas, TENANT IS HEREBY NOTIFIED AS FOLLOWS: TENANT’S INDEMNITY OBLIGATIONS UNDER THIS LEASE MAY APPLY TO INDEMNIFIED LIABILITIES CAUSED BY OR ARISING OUT OF THE NEGLIGENCE OF LANDLORD OR ITS AFFILIATES.
15.18.14.    Virginia
15.18.14.1.    With respect to any of the Premises located in the State of Virginia, the parties agree that this Lease shall be deemed a “deed of lease” for the purposes of Section 55.2 of the Code of Virginia (1950), as amended.
15.18.15.    Washington
15.18.15.1.    With respect to any of the Premises located in the State of Washington, Landlord and Tenant agree as follows:
15.18.15.1.1.    Indemnification Modifications. The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

chosen in Section 15.13 above. Nevertheless, in compliance with RCW 4.24.115 as in effect on the date of this Lease, to the extent, if at all, that any provisions of this Lease pursuant to which Landlord or Tenant (for purposes of this Section, the “Indemnitor”) agrees to indemnify (including any provision, or payment of costs, of any defense of) the other (for purposes of this, the “Indemnitee”) against liability for damages arising out of bodily injury to persons or damage to property relative to the construction, alteration or repair of, addition to, subtraction from, improvement to, or maintenance of, any building, road, or other structure, project, development or improvement attached to real estate, including the Premises, is found to be within the scope of RCW 4.24.115, or in any way subject to, or conditioned upon consistency with, the provisions of RCW 4.24.115 for its enforceability, then such provision (regardless of whether it makes reference to this or any other limitation provision): (i) shall not apply to damages caused by or resulting from the sole negligence of the Indemnitee, its agents or employees and (ii) to the extent caused by or resulting from the concurrent negligence of (x) the Indemnitee or the Indemnitee’s agents or employees, and (y) the Indemnitor or the Indemnitor’s agents or employees, shall apply only to the extent of the Indemnitor’s negligence; provided, however, the limitations on indemnity set forth in this Section shall automatically and without further act by either Landlord or Tenant be deemed amended so as to remove any of the restrictions contained in this Section no longer required by then applicable law.
15.18.15.1.2.    Waiver of Worker’s Compensation Immunity. Solely for the purpose of effectuating Tenant’s indemnification obligations under this Lease, and not for the benefit of any third parties (including but not limited to employees of Tenant), Tenant specifically and expressly waives any immunity that may be granted it under the Washington State Industrial Insurance Act, Title 51 RCW, if applicable. Furthermore, the indemnification obligations under this Lease shall not be limited in any way by any applicable limitation on the amount or type of damages, compensation or benefits payable to or for any third party under worker compensation acts, disability benefit acts or other employee benefit acts now or hereafter in effect in the State of Washington. The parties acknowledge that the foregoing provisions of this paragraph have been specifically and mutually negotiated between the parties.
15.18.15.1.3.    Reentry of Premises. Should Landlord reenter any Facility under any provisions of this Lease relating to an Event of Default by Tenant hereunder, Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay the Rent thereafter accruing, or to have terminated Tenant’s liability for damages under any of the provisions of this Lease, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of such Facility, unless Landlord shall have notified Tenant in writing that Landlord had elected to terminate this Lease. Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of Washington and/or the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease.
15.18.15.1.4.    No Authority to Cause Liens. Notwithstanding anything to the contrary contained elsewhere in this Lease, Tenant shall have no

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

right or authority to cause or allow any of the Premises or the Landlord’s estate or interest therein or in and to this Lease to be subjected to any such lien.
15.18.16.    Wisconsin
15.18.16.1.    With respect to any of the Premises located in the State of Wisconsin, Landlord hereby notifies Tenant, pursuant to Wisconsin Statutes Section 704.05(5)(bf), that Landlord does not intend to store personal property left behind by Tenant when Tenant removes from the Premises for any reason.

[SIGNATURE PAGE FOLLOWS]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

TENANTS

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By:BLC-The Berkshire of Castleton, LLC, a Delaware limited liability company, its General Partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President and Treasurer

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President and Treasurer

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By:BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President and Treasurer

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By:BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President and Treasurer

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
SUMMERVILLE 17 LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

ALS LEASING, INC., a Delaware corporation By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer
ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

ACKNOWLEDGEMENT

STATE OF Tennessee        )
) :ss.:
COUNTY OF     Williamson    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Assisted Living Properties, Inc., a Kansas corporation (“Company”), by George T. Hicks, its Executive Vice President and Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 26th day of April, 2018.

(SEAL)
/s/ Carla Lockridge
Notary Public

Print Name: Carla Lockridge
My commission expires: April 19, 2020
Acting in the County of: Williamson

ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ George T. Hicks Name: George T. Hicks Title: Executive Vice President and Treasurer

ACKNOWLEDGEMENT

STATE OF Tennessee        )
) :ss.:
COUNTY OF     Williamson    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by George T. Hicks, its Executive Vice President and Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 26th day of April, 2018.

(SEAL)
/s/ Carla Lockridge
Notary Public

Print Name: Carla Lockridge
My commission expires: April 19, 2020
Acting in the County of: Williamson

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President and Treasurer

ACKNOWLEDGEMENT

STATE OF Tennessee    )
) :ss.:
COUNTY OF     Williamson    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by George T. Hicks, its Executive Vice President and Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 26th day of April, 2018.

(SEAL)
/s/ Carla Lockridge
Notary Public

Print Name: Carla Lockridge
My commission expires: April 19, 2020
Acting in the County of: Williamson

LANDLORD:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership By: Ventas, Inc., a Delaware corporation, its general partner By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb
Name: John D. Cobb
Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois    )
) :ss.:
COUNTY OF Cook    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by John D. Cobb, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 26th day of April, 2018.

(SEAL)
/s/ Lisa M. Gustafson
Notary Public

Print Name: Lisa M. Gustafson
My commission expires: 9/16/18
Acting in the County of: Cook

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb
Name: John D. Cobb
Title: Authorized Signatory

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF     )
        ) :ss.:
COUNTY OF )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), by John D. Cobb, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 26th day of April, 2018.

(SEAL)
/s/ Lisa M. Gustafson
Notary Public

Print Name: Lisa M. Gustafson
My commission expires: 9/16/18
Acting in the County of: Cook

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb
Name: John D. Cobb
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ John D. Cobb

Name: John D. Cobb
Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois    )
) :ss.:
COUNTY OF Cook    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company corporation (“Company”), by John D. Cobb, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 26th day of April, 2018.

(SEAL)
/s/ Lisa M. Gustafson
Notary Public

Print Name: Lisa M. Gustafson
My commission expires: 9/16/18
Acting in the County of: Cook

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
MLD PROPERTIES, INC., a Delaware corporation By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois    )
) :ss.:
COUNTY OF Cook    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by John D. Cobb, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 26th day of April, 2018.

(SEAL)
/s/ Lisa M. Gustafson
Notary Public

Print Name: Lisa M. Gustafson
My commission expires: 9/16/18
Acting in the County of: Cook

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF Illinois    )
) :ss.:
COUNTY OF Cook    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by John D. Cobb, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 26th day of April, 2018.

(SEAL)
/s/ Lisa M. Gustafson
Notary Public

Print Name: Lisa M. Gustafson
My commission expires: 9/16/18
Acting in the County of: Cook

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ John D. Cobb Name: John D. Cobb Title: Authorized Signatory

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A
DEFINED TERMS
“Affiliate” shall mean, with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person.
“Agreed Rate” shall mean, for any month, a rate per annum equal to _% per annum plus the highest prime rate reported in the Money Rates column or section of The Wall Street Journal published on the first Business Day of that month, as having been the prime rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) as of the first Business Day of such month. If The Wall Street Journal ceases publication of the prime rate, the “Agreed Rate” shall mean the prime rate (or base rate) announced by JP Morgan Chase Bank, N.A., New York, New York, or its successors (whether or not such rate has actually been charged by such bank). If such bank discontinues the practice of announcing the prime rate, the “Agreed Rate” shall mean 4% per annum plus the highest rate charged by such bank on short-term, unsecured loans to its more creditworthy large corporate borrowers.
“Ancillary Services” shall mean services provided by Tenant, any Affiliate of Tenant or Guarantor, or a third party at or from a Facility that are complementary or supplemental to services provided at such Facility.
“Authorizations” shall mean, with respect to any Facility or Facilities, any and all licenses, permits, certifications, registrations, accreditations, Facility Provider Agreements certificates of need, certificates of exemption, approvals, waivers, variances and other authorizations issued by any Governmental Authority necessary for the use of such Facility(ies) for its Business. Schedule 1A attached hereto lists the primary healthcare operating licenses for each Facility having such Authorizations and the number of Units (or beds, as applicable) permitted under each such license(s) as of the Effective Date.
“Award” shall mean all compensation, sums or anything of value awarded, paid or received in respect of a total or partial Condemnation.
“Brookdale Guaranty” shall mean that certain Amended and Restated Guaranty dated as of the Effective Date by and among the BKD Parties and the Ventas Parties party thereto (each as defined therein), as such guaranty may at any time be amended, amended and restated, replaced, extended or joined in from time to time.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Brookdale Spread” shall mean, as of any given time, the spread specified in the table below for the then-applicable measurements and applicable time period.
[***]
“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in Chicago, Illinois and New York, New York are authorized, or obligated, by Legal Requirements or executive order, to close.
“CC&R’s” shall mean covenants, conditions and restrictions or similar use, maintenance or ownership obligations encumbering or binding upon the real property underlying any Facility that are Permitted Encumbrances.
“Condemnation” shall mean, as to any Facility, (a) the exercise of any governmental power on such Facility, whether by legal proceedings or otherwise, by a Condemnor, (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, and (c) a taking or voluntary conveyance of all or part of such Facility, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting such Facility, whether or not the same shall have been actually commenced.
“Condemnor” shall mean any public or quasi-public authority, or private corporation or individual, having the power of condemnation.
“Control” shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.
“Controlling” shall mean, as applied to any Person, having Control over that Person.
“CPI” shall mean the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Wage Earners and Clerical Workers, United States Average, Subgroup “All Items” (1982 – 1984 = 100). If the foregoing index is discontinued or revised during the Term, the governmental index or computation with which it is replaced shall be used to obtain substantially the same result as if such index had not been discontinued or revised.
“CPI Increase” shall mean, for a particular Lease Year, the percentage increase (rounded to two decimal places), if any, in (a) the CPI published for the month two months prior to the month containing the day immediately preceding the commencement of such Lease Year over (b) the CPI published for the month that is two months prior to the month containing the day immediately preceding the commencement of the Lease Year immediately preceding such particular Lease Year. In the case of any Lease Year as to which the CPI referenced in subsection (b) above is greater than the CPI referenced in subsection (a) above, the “CPI Increase” for such Lease Year shall be deemed to equal zero.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Date of Taking” shall mean, as to the applicable Facility, the date the Condemnor has the right to possession of such Facility, or any portion thereof, in connection with a Condemnation.
“Environmental Activities” shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release, investigation, monitoring, remediation, or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.
“Facility Accounts Receivable” shall mean all accounts receivable, notes receivable, trade accounts receivables and other rights to receive rents from, and payments for services rendered to, customers, residents or patients of any Facility.
“Facility Mortgage” shall mean any mortgage, deed of trust or other security agreement or lien encumbering the Premises or any portion thereof and securing an indebtedness of Landlord to which the Premises or any portion thereof is subject from time to time.
“Facility Mortgagee” shall mean the holder or beneficiary of a Facility Mortgage and any other rights of the lender or credit party under the applicable Facility Mortgage Documents.
“Facility Mortgage Documents” shall mean, with respect to each Facility Mortgage and Facility Mortgagee, the applicable Facility Mortgage, loan or credit agreement, lease, note, collateral assignment instruments, guarantees, indemnity agreements and other documents or instruments evidencing, securing or otherwise relating to the loan made, credit extended or lease or other financing vehicle relating to such Facility Mortgage.
“Facility Provider Agreements” shall mean provider agreements issued to or held by Tenant pursuant to which any Facility(ies) are licensed, certified, approved or eligible to receive reimbursement under any Third Party Payor Program.
“GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, consistently applied.
“Governmental Authority” shall mean any court, board, agency, licensing agency, certifying entity, commission, office or authority of any governmental unit (federal, state, county, district, municipal, city or otherwise) and any regulatory, administrative or other subdivision, department or branch of the foregoing, whether now or hereafter in existence, including any state licensing or certifying agency, accreditation agency or any other quasi-governmental authority.
“Governmental Payor” shall mean any state or federal health care program providing medical assistance, health care insurance of other coverage of health care items or services for eligible individuals, including the Medicare program more fully described in Title XVIII of the Social Security Act (42 U.S.C. §§ 1395 et seq.) and the Medicaid program more fully described in

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Title XIX of the Social Security Act (42 U.S.C. §§ 1396 et seq.) and the regulations promulgated thereunder.
“Ground Leases” shall mean (a) that certain Ground Lease dated March 6, 1989, relating to the Facility commonly known as Brookdale Mt. Hood, between Crossings International Corporation, predecessor-in-interest to Nationwide Health Properties, LLC, and Legacy Health System, formerly known as Healthlink, as the same may have been or may hereafter be amended or modified in writing, (b) that certain Lease Agreement dated as of December 2, 1985 relating to the Facility commonly known as Brookdale Allenmore (AL), between Wild West Post No. 91 Veterans of Foreign Wars of the United States and 2010 Union Limited Partnership as the same may have been or may hereafter be amended or modified in writing, (c) that certain Lease Agreement dated as of November 1, 1985 relating to the Facility commonly known as Brookdale Santa Fe between the Board of Education of the Santa Fe Public Schools and Ponce de Leon Limited Partnership, predecessor-in-interest to PSLT-BLC Properties Holdings, LLC, as the same may have been or may hereafter be amended or modified in writing, and (d) regarding the Facility commonly known as Brookdale Manlius, (i) that certain Ground Lease dated as of August 1, 1993 between Pioneer Liberty Square Company and Manlius Liberty Commons Economic Development Corporation, as the same may have been or may hereafter be amended or modified in writing, (ii) that certain Lease Agreement dated as of October 1, 1993 between Manlius Liberty Commons Economic Development Corporation and Onondaga County Industrial Development Agency, as the same may have been or may hereafter be amended or modified in writing, and (iii) that certain Lease Agreement dated as of October 1, 1993 between Onondaga County Industrial Development Agency and Liberty Commons Associates, predecessor in interest to JER/NHP Senior Living Acquisition, LLC, as the same may have been or may hereafter be amended or modified in writing (it being acknowledged that the parties intend to terminate such arrangements as to the Facility commonly known as Brookdale Manlius promptly after the Effective Date such that such Facility will no longer be subject to a Ground Lease). If any Facility to which any such Ground Lease relates ceases to be a Facility under this Lease, then such Ground Lease shall correspondingly cease to be a “Ground Lease” under this Lease; provided that removal of any such Ground Lease from this definition shall not limit Tenant’s obligations under this Lease with respect to such Ground Lease that accrued prior to such removal or that survive the removal of the affected Facility from this Lease.
“Guarantor” shall mean, individually and collectively, Brookdale Senior Living Inc. and any other guarantor which hereafter delivers a Lease Guaranty.
“Hazardous Materials” shall mean any of the following: (a) petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which could pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (b) asbestos in any form which is friable; (c) urea formaldehyde in foam insulation or any other form; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million or any other more restrictive standard then prevailing; I medical wastes and biohazards; (f)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

radon gas; (g) mold and (h) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101), as amended from time to time; provided, however, “Hazardous Materials” do not include cleaning solvents, copier or other equipment supplies or materials or medical supplies customarily used in the operation of the Facilities and held, stored and disposed in accordance with applicable Legal Requirements.
“Hazardous Materials Claims” shall mean any and all enforcement, investigation, monitoring, clean-up, removal or other actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws by any Governmental Authority, together with all claims made or threatened by any third party related to the use of any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials.
“Hazardous Materials Laws” shall mean any Legal Requirements, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.
“Insurance Premium Impound Account Trigger Event” shall mean any failure by any Tenant to pay insurance premiums as and when required by Section 5.1 of this Lese more than two (2) times during any 24 month period. Any Insurance Premium Impound Account Trigger Event shall continue for a period of 24 months (provided that, if any additional failure to pay any such insurance premiums occurs in such 24 month period, such period will restart upon the occurrence of such additional failure to pay such insurance premiums).
“Insurance Requirements” shall mean all material terms of any insurance policy required by this Lease with respect to any portion of the Premises and all material requirements of the issuer of any such policy.
“Key Provisions Event of Default” shall mean (i) subject to the terms of clause (ii) of this definition, (A) any Master Lease Event of Default described in Section 7.1.1, (B) any Facility Default described in Section 7.2.1, or (C) any Facility Default resulting from a failure of Tenant to comply with any Facility Loan Documents encumbering the applicable Facility with which Tenant is obligated to comply, (ii) solely with respect to any failure by any Tenant to pay insurance premiums as and when required by Section 5.1 of this Lease, any Insurance Premium Impound Account Trigger Event, and (iii) any “Event of Default” under any Other Leases pursuant to comparable terms set forth in such Other Leases; provided, however, following any Key Provision Event of Default described in clause (i)(B), clause (i)(C) and clause (iii), Tenant shall be required to post Escrow Deposit in accordance with Section 4.4 only with respect to the Facility that is the subject of such Key Provision Event of Default .
“Landlord Funds Rate” means [***].

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Lease Guaranty” shall mean, individually and collectively, the Brookdale Guaranty, and any other guaranty of any or all of the obligations of Tenant under this Lease delivered after the Effective Date, as any of such guaranties may at any time be amended, amended and restated, replaced, extended or joined in from time to time.
“Lease Year” shall mean the period from January 1, 2018 through December 31, 2018 and each 12 consecutive month period thereafter.
“Legal Requirements” shall mean all statutes, laws, rules, orders, regulations, constitutions, guidelines, ordinances, principles of common law, judgments, decrees, injunctions and other restrictions or requirements of any Governmental Authority applicable to Tenant, the Premises or the Business, whether now or hereafter enacted and in force, including, but not limited to, (a) healthcare facility, hospital, pharmaceutical, laboratory, professional and practitioner and related Authorizations, licensure, certification and accreditation, (b) building codes and zoning regulations, (c) restrictions or requirements relating to required repairs, modifications or alterations in or to the Premises, (d) restrictions or requirements relating to the use of Premises, I restrictions or requirements relating to the transport, handling, use, storage or disposal, or the cleanup or other treatment, of any Hazardous Materials, (f) all laws, regulations and rules related to the provision of healthcare items and services, (g) restrictions or requirements relating to false claims, false representations, physician self-referrals, fee-splitting, kickbacks or payment of remuneration to induce business or referrals, and (h) the applicable privacy, security, transaction standards, breach notification and other provisions and requirements of the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d-1329d-8), the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 3000 et seq.; Pub. Law 111-5, Division A Title XIII and Division B, Title IV), (i) all professional, ethical and conflict of interest related laws, regulations and rules, and (j) all applicable standards of care, including the Emergency Medical Treatment and Labor Act (42 U.S.C. § 1395dd).
“Lien” shall mean any charge, claim, deed of trust, lien, mortgage or security interest.
“Losses” shall mean all expenses, judgments, damages, penalties, fines, liabilities, losses of every kind and nature and related costs and fees, including reasonable attorneys’ and reasonable consultants’ fees and expenses, and environmental costs.
“Material Financing” shall mean (i) any obligation of Tenant or Guarantor for borrowed money having a principal balance of [***] Dollars ($[***]) or more in the aggregate, and (ii) any obligation of any Affiliate of Guarantor for borrowed money having a principal balance of [***] Dollars ($[***]) or more in the aggregate including in either case any instrument under which any such obligation is created or secured.
“Omnibus Agreement” shall mean that certain Amended and Restated Omnibus Agreement dated as of the Effective Date by and among Ventas, Inc., for itself and on behalf of its Affiliates, and Brookdale Senior Living Inc., for itself and on behalf of its Affiliates, as such agreement may at any time hereafter be amended, amended and restated, replaced, extended or joined in from time to time.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Other Charges” shall mean any utilities and other costs and expenses of the Business or any portion of the Premises and all other charges, obligations or deposits assessed against any portion of the Premises during the Term.
“Other Lease” shall mean any lease or mortgage loan (other than this Lease), between Tenant, Guarantor, or any Affiliate of Tenant or any Guarantor, on the one hand, and Landlord or any of its Affiliates, on the other hand, that is in existence from time to time, including without limitation, (a) any lease that is derivative from this Lease, (b) any New Lease entered into pursuant to Section 14.2 and Exhibit G of this Lease or (c) any lease derived from a previously entered into New Lease, but “Other Lease” shall specifically exclude any and all leases or agreements between NHPMS, LLC, on the one hand, and Tenant or any of its Affiliates, on the other hand for so long as Ventas, Inc. or its Affiliate does not have the exclusive power to control and direct the Landlord under such lease.
“Permitted Encumbrances” shall mean all of the following: (a) all easements, covenants, conditions, restrictions, agreements and other matters with respect to the Premises that are of record in the deed records of the jurisdiction in which the portion of the Premises are located as of the Effective Date; (b) all easements, covenants, conditions, restrictions, agreements and other matters with respect to the Premises, whether or not of record, that are executed by Tenant or approved or consented to by Tenant; (c) any easements, covenants, conditions, restrictions or utility agreements entered into by Landlord with respect to the Premises after the Effective Date in accordance with the terms of this Agreement so long as a copy of such instrument is promptly provided to Tenant; (d) any agreement required pursuant to any Legal Requirement entered into by Landlord with respect to the Premises after the Effective Date in accordance with the terms of this Agreement so long as a copy of such instrument is promptly provided to Tenant; I any real estate taxes, assessments and other governmental levies, fees or charges imposed with respect to the Premises that are not yet due and payable; (f) any zoning or building codes and other land use laws regulating the use or occupancy of the Premises; (g) occupancy rights of residents and patients of the Facilities; and (h) any other matters affecting title to the Premises or any portion thereof caused by Tenant or its assignees or sublessees or their respective agents or employees.
“Person” shall mean any individual, partnership, association, corporation, limited liability company, business trust, trust or other entity.
“Primary Intended Use” shall mean, as to each Facility, the type of health care facility corresponding to such Facility on Schedule 1, as the same may be modified or amended pursuant to the provisions of this Lease.
“Property Loss” shall mean damage to the Premises by fire, flood, windstorm, earthquake, act of God or other natural or manmade occurrence that results in damage to the Premises.
“Proprietary Information” shall mean (i) all proprietary information or intellectual property of Tenant or any of its Affiliates, except for (x) the specific information and property that pertain exclusively to a Facility or those served at such Facility and (y) the books and records which relate exclusively to such Facility, (ii) all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof),

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

other than that which is commercially available, which are used by Tenant or any of its Affiliates in connection with the property management system and all future electronic systems developed by Tenant or any of its Affiliates for use with respect to a Facility or Tenant and its Affiliates, (iii) all manuals, brochures and directives used by Tenant or any of its Affiliates with respect to the procedures and techniques to be used in operating a Facility, and (iv) employee records which must remain confidential either under applicable legal requirements or under reasonable corporate policies of Tenant and its Affiliates.
“Rent” shall mean any and all payments due to Landlord under this Lease including without limitation, Minimum Rent and Additional Rent.
“Taxes” shall mean any property (real and personal) and other taxes and assessments levied or assessed with respect to this Lease, any portion of the Premises or Landlord, that are attributable, on an accrual basis, to the Term. “Taxes” shall include (a) any federal, state or county occupation tax, transaction privilege tax, franchise tax, margin taxes (including any taxes imposed on Landlord on taxable margin pursuant to Chapter 171 of the Texas Tax Code, as the same may be hereafter modified, amended or superseded), gross receipts tax, business privilege tax, rental tax or other excise taxes, and any other assessments levied or assessed against any portion of the Premises, Tenant’s interest therein or Landlord, and (b) the amount of any costs and expenses incurred by Landlord in prosecuting any Protest relating to any Taxes (but, in the event of a Protest initiated at the sole request of Landlord, not to exceed the amount of any tax reduction obtained by Landlord as a result of such Protest). Notwithstanding the foregoing, “Taxes” shall exclude any local, state or federal income tax based upon the net income of Landlord (or other similar basis of measurement), any transfer tax, documentary tax, stamp tax, recording tax or other tax or assessment arising out of Landlord’s transfer of any interest in any portion of the Premises to any Person other than Tenant or any of its Affiliates, and any mortgage tax, intangible tax, recording tax or other tax or assessment arising out of any sale/leaseback, ground lease, Facility Mortgage, Facility Mortgage Documents or other financing or indebtedness of Landlord or its Affiliates.
“Tenant Intangible Property” shall mean all of the following at any time owned by Tenant in connection with its use of any portion of the Premises: (a) accounts receivable and proceeds therefrom; (b) rents, profits, income or revenue of Tenant derived from the operation or use of the Premises; (c) all documents, chattel paper, instruments and contract rights (including contracts with residents, employees and Third Party Payors); (d) deposit accounts, general intangibles and choses in action; I refunds of any Taxes or Other Charges applicable to periods of time during the Term (until such time as such refunds are delivered to Landlord in accordance with Section 4.2.1, at which time such refunds; and (f) Authorizations necessary or desirable for Tenant’s use of any portion of the Premises, including Governmental Payor’s certifications, any applicable certificate of need or other similar certificate and the exclusive right to transfer, move or apply for the foregoing and manage the Business conducted at any portion of the Premises (including the right to make any change of any nature to the Authorizations); provided, however, “Tenant Intangible Property” shall not include the Excluded Property.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Tenant Organizational Documents” shall mean the documents, certificates and agreements pursuant to which each Tenant was established and is organized to do business, as amended or restated from time to time.
“Tenant Property” shall mean Tenant Personal Property and Tenant Intangible Property, but expressly excluding the Excluded Property.
“Third Party Payor Programs” shall mean any third party payor programs pursuant to which healthcare facilities qualify for payment or reimbursement for medical or therapeutic care or other goods or services rendered, supplied or administered to any admittee, occupant, resident or patient by or from any Governmental Authority, Governmental Payor, bureau, corporation, agency, commercial insurer, non-public entity, “HMO,” “PPO” or other comparable party.
“Units” means a unit in a Facility, or “beds” for any Facility that has “beds”.
“Unsuitable For Its Primary Intended Use” shall mean a state or condition of a Facility such that, by reason of Property Loss or Condemnation, in the reasonable judgment of Landlord, such Facility cannot be operated for its Primary Intended Use taking into account, among other relevant factors, the number of usable Units affected by such Property Loss or Condemnation; provided, however that a Facility shall not be deemed to be “Unsuitable For Its Primary Intended Use” if such Facility can, within 18 months after the occurrence of such Property Loss or Condemnation, be restored to substantially the same state and condition as existed immediately prior to such Property Loss or Condemnation and insurance proceeds and awards are made available to Tenant for such restoration.
“Ventas/Brookdale Side Letter” shall mean that certain letter agreement dated as of the Effective Date between Brookdale Senior Living Inc., for itself and on behalf of its Affiliates, and Ventas, Inc., for itself and on behalf of its Affiliates, as such letter agreement may at any time be amended, amended and restated, replaced, extended or joined in from time to time.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

INDEX OF ADDITIONAL DEFINED TERMS

2018 Supplemental Rent	6
Additional Properties	Exhibit H-1
Additional Rent	7
Additional Sale Facility	Exhibit L-1
Affiliate Manager	22
Alterations	28
Annual Budget	Exhibit F-3
AR Financing	23
Business	1
Cash Sale Proceeds	Exhibit L-2
Code	6
Combination Lease	59
Condition Standard	24
Deleted Facility	43
Deleted Facility or Facilities	43
Effective Date	1
Escrow Deposits	9
Event of Default	36
Excluded Property	Schedule 5.3
Existing ARLs/Documents	2
Existing Leases	2
Facilities	1
Facility	1
Facility Actual Upgrade Expenditures Amount	25
Facility Default	38
Facility Proprietary Marks	Schedule 5.3
Facility Required Upgrade Expenditures Amount	26
Facility Termination	45
Facility Upgrade Deposit	25
Facility Upgrade Reimbursement Amount	25
Fair Market Rental	Exhibit D-1
Individually Identifiable Health Information	Exhibit C-1
Initial Term	4
Insurance Captive	15
Investigations	Exhibit F-4
Landlord	1

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Landlord Funded Upgrade Expenditures	27
Landlord Funding Threshold	28
Landlord Funds Rent Increase	34
Landlord Indemnified Parties	57
Landlord Insured Parties	12
Landlord Match Funds	29
Landlord Match Requirement	29
Landlord Personal Property	1
Landlord Seller	Exhibit L-1
Landlord UE Funds	27
Lease	1
Limited Termination Election	41
Listed Sale Facility	Exhibit L-1
MAI Appraiser	Exhibit D-2
Marketing End Date	Exhibit L-1
Marketing Notice	Exhibit L-1
Master Lease Event of Default	36
Minimum Rent	4
New Lease	59
NY DOH	65
OFAC	65
OTA	Exhibit L-1
Other Landlord Expenses	7
Patient Information	Exhibit C-1
Penalty	7
Permitted Transfer	51
Personal Property REIT Requirement	61
Premises	1
Previously Paid 2018 Minimum Rent	6
Prohibited Persons	65
Project Information	31
Property Loss Insurance Proceeds	53
Property Removal Date	44
Property Transfer Date	Exhibit H-3
Proportionate Share	5
Protest	7
Real Property Taxes	9
Receivership	41
Reimbursement Period	46
Renewal Notice	4

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Renewal Term	4
Renewal Terms	4
Rent Credit	6
Request for Disbursement	33
Required Escrow Deficiency Payment	9
Restoration Plans and Specifications	54
Restrictive Covenants	20
Revenue Enhancing Projects End Date	30
Revenue Enhancing Projects Status Report	31
Revenue Enhancing Projects Upgrade Expenditures	31
Sale Facility	Exhibit L-1
Sale Facility Rent Reduction	Exhibit L-4, Exhibit L-3, Exhibit L-2
Sale Notice	2
Section 8.3 Premises	47
Service Provider	16
SF Purchase Contract	Exhibit L-1
Situs State	63
Subject Facility	Exhibit L-1
Substantially Destroyed	53
Surviving Lease	Exhibit H-1
Surviving Lease Date	Exhibit H-1
Tenant	1
Tenant Investment Requirement	29
Tenant Investment Requirement Deposit	29
Tenant Personal Property	17
Tenant Revenue Enhancing Projects Funds	29
Tenant Seller	Exhibit L-1
Tenant’s Proportionate Share	Exhibit H-4
Term	4
Terminated/Dispossessed Premises	44
Termination/Dispossession Date	44
Transfer	52
Transferred Facilities	59
Transferred Facility	59
Unpermitted Transfer	50
Upgrade Expenditures	28
Upgrade Expenditures Report	27
Upgrade Expenditures Test Period	25

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Work	54

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT B
REAL PROPERTY DESCRIPTIONS
[See attached]
Includes all improvements thereon and all appurtenances thereto.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Northbrook

Legal Description (Seasons at Glenview)

Parcel 1:

Lot 23 in Glenview Place, being a Resubdivision in the Northwest Quarter of Section 29 and the Northeast Quarter of Section 30, Township 42 North, Range 12 East of the Third Principal Meridian, according to the plat there of recorded November 12, 1997, as Document Number 97-845875, in Cook County, Illinois.

Parcel 2:

Basement for Storm and Water Detention for the benefit of Parcel 1 over that part of Lots 1 and 2 of County Clerk's Division of Section 30, Township 42 North, Range 12 East of the Third Principal Meridian, according to the Plat there of recorded October 11, 1876 as Document No. 106468, in Cook County, Illinois.

Described as Follows:

Commencing at the Northeast corner of said Section 30; Thence South 00 Degress 00 Minutes 05 Seconds West along the east line of said Section 20, 449.38 feet;

Thence South 89 Degrees 41 Minutes 07 Seconds West 235.00 feet to the easterly line of Sanders Road according to Document No. 21779374, recorded January 18, 1972; Thence North 07 Degrees 27 Minutes 17 Seconds West along said easterly line of Sanders Road, 341.26 feet;

Thence South 89 Degrees 59 Minutes 15 Seconds East, 273.68 feet;

Thence South 00 Degrees 57 Minutes 03 Seconds East, 337.07 feet to the Point of Beginning as created by Instrument dated June 2, 1997 and recorded June 5, 1997 as Document No. 97-400065, and as amended by Instrument recorded July 8, 1997 as Document No. 97-490185.

P.I.N            04-30-211-023-0000
Property Address:        4501 Concord Lane, Glenview, Illinois

P.I.N            04-29-100-299-0000
Address:            0 Milton Street, Glenview, Illinois

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

East Arbor (Alterra I)

LEGAL DESCRPITION

PARCEL NO. 1

A portion of Lot 1, BROADVIEW CENTER, as recorded in Book 272 of Maps, Page 26, records of Maricopa County, Arizona described as follows:

COMMENCING at the Intersection of South Recker Road and East Arbor Avenue;

thence North 89 degrees 44 minutes 08 seconds East, along the monument line of said East Arbor Avenue, for a distance of 586.24 feet to a point of curvature on a circular curve, form which the center bears South 00 degrees 15 minutes 52 seconds East, for a distance of 500.00 feet;

thence Southeasterly along the arc said circular curve through a central angle of 12 degrees 16 minutes 59 seconds, for a distance of 107.19 feet;

thence North 12 degress 01 minutes 07 seconds East, on a radial line, for a distance of 35.00 feet, to the TRUE POINT OF BEGINNING, and to a point on the North right-of-way line of said East Arbor Avenue, and to the Southeast corner of said Lot 1, said point also bing a point of curvature on a circular curve from which the center bears South 12 degrees 01 minutes 07 seconds West, for a distance of 535.00 feet;

thence Northwesterly along the arc of said curve and along the North right-of-way line of said East Arbor Avenue, through a central angle of 12 degrees 16 minutes 59 seconds, for a distance of 114.69 feet;

thence South 89 degrees 44 minutes 08 seconds West, along the North right-of-way line of said East Arbor Avenue, for a distance of 206.16 feet;

thence Noth 00 degrees 15 minutes 27 seconds West, for a distance of 383.57 feet;

thence North degrees 06 minutes 25 seconds East, for a distance of 320.00 feet;

thence South 00 degrees 15 minutes 27 seconds East, for a distance of 399.33 feet to a point on the Norh right-of-way line of said East Arbor Avenue, said point also being the TRUE POINT OF BEGINNING.

PARCEL NO. 2

A non-exclusive and perpetual easement for emergency fire service over a portion of Lot 1, BROADVIEW CENTER, recorded in Book 272 of Maps, Page 26, records of Maricopa County, Arizona, being more particularly described as follows,

COMMENCING at the Southwest corner of Section 24, Township 1 North, Range 6 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

thence North 00 degrees 15 minutes 36 seconds West along the West line of the Southwest quarter of said Section 24, and the monument line of South Recker Road, a distance of 1,907.23 feet to the intersection of South Recker Raod and East Arbor Avenue as recorded in said BROADVIEW CENTER;

thence Norht 89 degrees 44 minutes 08 seconds East along the monument line of said East Arbor Avenue, a distance of 380.07 feet;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

thence North 00 degrees 15 minutes 52 seconds West a distance of 35.00 feet to a point on the North right-of-way line of East Arbor Avenue;

thence North 00 degrees 15 minutes 27 seconds West, leaving said right-of-way line, a distance of 277.02 feet to the POINT OF BEGINNING;

thence South 89 degrees 44 minutes 33 seconds West, a distance of 18.53 feet;

thence North 00 degrees 15 minutes 27 seconds East, a distance of 43.05 feet;

thence North 45 degrees 35 minutes 40 seconds West, a distance of 44.01 feet;

thence South 89 degrees 06 minutes 25 seconds West, a distance of 46.93 feet;

thence North 00 degrees 53 minutes 35 seconds West, a distance of 24.00 feet;

thence North 89 degrees 06 minutes 25 seconds East, a distance of 97.00 feet;

thence South 00 degrees 15 minutes 27 seconds East, a distance of 98.54 feet to the POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Oro Valley (Alterra I)

LEGAL DESCRIPTION

Parcel 1:

A part of Block 1, HORIZON HEIGHTS, as recorded in Book 15 of Maps and Plats at page 84, Pima County Recorder's Office, Pima County, Arizona described as follows:

Commencing at the found brass cap in concrete monumenting the Southeasterly terminus of curve C as shown on said plat;

Thence on a plat bearing of South 41° 46' 17" East along the centerline of Greenock Drive as shown onsaid plat, a distance of 264.80 feet to a found brass cap in concrete;

Thence continue South 41° 46' 17" East, along the said centerline a distance of 0.51 feet to a point on the arc of a non-tangent curve concave to the Southeast , a radial line of said curve through said point having a bearing of North 65° 19' 42" West, said curve being the Westerly right of way boundary of Oracle Highway;

Thence Southerly along the said Westerly boundary, along the arc of said curve to the left, a radius of 3,969.72 feet and a central angle of 03° 44' 20" for arc distance of 259.05 feet to the Point of Beginning;

Thence continue Southerly along the said Westerly boundary, along the arc of said curve to the left; having a radius of 3,969.72 feet and central angle of 03° 24' 02" for an arc distance of 235.60 feet to a non-tangent line;

Thence South 88° 57' 39" West, 362.32 feet to a point on the arc of a non-tangent curve concave to the East, a radial line of said curve through said point having a bearing of North 74° 11' 27" West, said curve being the Easterly boundary of a platted private 36.00 foot drainage easement per Book 25 of Maps and Plats at page 66:

Thence Northerly along the said Easterly boundary, along the arc of said curve to the right, having a radius of 4,317.72 feet and a central angle of 04° 55' 49" for an arc distance of 371.54 feet to a non-tangent line;

Thence South 69° 04' 02" East, 346.24 feet to the Point of Beginning.

Parcel 2:

A non-exclusive easement over, under, through and across that portion of the following described property' the terms and conditions of such easement are more particularly set forth in Driveway and Utility Easement Agreement recorded on April 1, 1997, Docket 10514 at page 2116, as amended by that Amended and Restated Driveway and Utility Easement recorded August 14, 1997 in Docket 10609, Page 706.

A part of Block 1, HORIZON HEIGHTS, as recorded in Book 15 of Maps and Plats at page 84, Pima County Recorder's Office, Pima County, Arizona, described as follows:

Commencing at the found brass cap in concrete monumenting the Southeasterly terminus of curve C as shown on said plat;

Thence on a plat bearing of South 41° 46' 17" East, along the centerline of Greenock Drive, as shown on said plat a distance of 264.80 feet to a found brass cap in concrete;

Thence continue South 41° 46' 17" East, along the said centerline a distance of 0.51 feet to a point on the arc of a non-tangent curve concave to the Southeast, a radial line of said curve through said point having a bearing of North 65° 19' 42" West, said curve being the Westerly right of way boundary of Oracle Highway;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Thence Southwesterly along the said Westerly boundary, along the arc of said curve, to the left, having a radius of 3,969.72 feet, a chord of South 22° 48' 08" West 259.01 feet and a central angle of 03° 44' 20" for an arc distance of 259.05 feet to a 1/2 inch iron rod set on a non-tangent line and the Point of Beginning;

Thence North 69° 04' 02" West, a distance of 346.24 feet to a 1/2 inch iron rod set located on the arc of a non-tangent curve concave to the East, a radial line of said curve through said point having a bearing on North 69° 15' 38" West and the Eastern boundary of a platted private 36 foot drainage easement per Book 25 of Maps and Plats at page 66;

Thence Northerly along the said Eastern boundary, along the arc of said curve, to the right, have a radius of 4,317.72 feet, a chord of North 21° 07' 17" East, 57.55 feet and a central angle of 00° 45' 49" for an arc distance of 57.55 feet to a 1/2 inch iron rod found on the arc of a non-tangent curve concave to the Southeast, a radial line through said point having a bearing of North 68° 35' 41" West;

Thence Northeasterly, along the said Eastern boundary, along the arc of a said curve to the right, having a radius of 948.00 feet, a chord of North 27° 57' 35" East, 216.42 feet and a central angle of 13° 06' 31", for an arc distance of 216.89 feet to a 1/2 inch iron rod found on a non-tangent line;

Thence North 34° 33' 27" East, a distance of 105.45 feet to a 1/2 inch iron rod found on the arc of a non-tangent curve concave to the Southwest, a radial line of said curve through said point having a bearing of North 36° 08' 25" East, said curve being the Southern right of way boundary of Greenock Drive;

Thence Southeasterly along the said Southern right of way boundary, along the arc of said curve to the right, having a radius of 270 feet, a chord of South 47° 44' 24" East 57.57 feet and a central angle of 12° 14' 23" for an arc distance of 57.68 feet to a 1/2 inch iron rod found on a non-tangent line;

Thence Easterly along the said Southern right of way boundary South 41° 46' 17" East, a distance of 262.38 feet to a 1/2 inch iron rod found on the curvature of a tangent curve concave to the West;

Thence Southerly along the curvature of the intersection of Greenock Drive and Oracle Road, along the arc of said curve to the right, having a radius of 25 feet, a chord of South 08° 54' 11" East, 27.14 feet and a central angle of 65° 44' 13", for an arc distance of 28.68 feet to a 1/2 inch iron rod found at the point of reverse curvature of a tangent curve concave to the East, said curve being the Western right of way boundary of Oracle Highway;

Thence Southerly along said Westerly right of way boundary, along the arc of said curve to the left, having a radius of 3,969.72, a chord of South 22° 26' 57" West, 210.10 feet and a central angle of 03° 01' 58" for an arc distance of 210.13 to a 1/2 inch iron rod set and the Point of Beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Peoria (Alterra I)

Legal Description

That portion of the West half of the West half of Section 34, Township 4 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

BEGINNING at the Northwest corner of the South half of the Northwest quarter of the Southwest quarter of said Section 34, said point also being at the intersection of Green Brian Drive and 91st Avenue;

thence North 89 degrees 18 minutes 46 seconds East along the North line of said South half of the Northwest quarter of the Southwest quarter, 540.15 feet (record);

thence South 00 degress 41 minutes 14 seconds East, a distance of 30.00 feet to a point of the South right-of-way line of Green Brian Drive (formerly known as Glen Brian Drive), said point also being the POINT OF BEGINNING;

thence South 00 degrees 23 minutes 11 seconds East, a distance of 365.00 feet;

thence South 89 degrees 18 minutes 46 seconds West, a distance of 320.00 feet;

thence North 00 degrees 23 minutes 11 seconds West, a distance of 365.00 feet to a point on said South right-of-way line of Green Brian (formerly known as Glen Brian Drive);

thence North 89 degrees 18 minutes 46 seconds East, along said South right-of-way line of Green Brian Drive a distance of 320.00 feet to a said point also being the POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Tempe (Alterra I)

Legal Description

Tract C, Bradley Place, According to the plat of record in the Office of the County of Recorder of Maricopa County, Arizona recorded in Book 177 of Maps, Page 15.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

East Tucson (Alterra I)

Legal Description

Lot 177, HUNTINGTON PARK, as shown by subdivision map recorded in Book 15 of Maps at Page 48, records of Pima County, Arizona;

EXCEPT that portion lying within the East 150 feet thereof as more particularly described in instruments recorded in Docket 2730, page 175 and in Docket 5517, page 689;

EXCEPT that certain 20 foot strip lying Southerly and Southwesterly in said lot which was conveyed to the City of Tucson by instruments recorded in Docket 3146, page 935;

EXCEPT that portion conveyed to Horn Brothers by instrument recorded in Docket 6178, page 1277; and

ECEPT that portion conveyed to the City of Tucson by instrument recorded in Docket 8003, page 468.

ALSO KNOWN AS:

(continued on next page)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Lot 177, HUNTINGTON PARK, According to the plat recorded in Book 15 of Maps and plats at Page 48, records of Pima County, Arizona;

EXCEPT that portion lying within the East 150 feet thereof as more particularly described in instruments recorded in Docket 2730, page 175 and in Docket 5517, page 689;

EXCEPT that certain 20 foot strip lying Southerly and Southwesterly in said lot which was conveyed to the City of Tucson by instruments recorded in Docket 3146, page 935;

EXCEPT that portion conveyed to Horn Brothers by instrument recorded in Docket 6178, page 1277; and

EXCEPT that portion conveyed to the City of Tucson by instrument recorded in Docket 8003, page 468;

More particularly described by metes and bounds as follows:

COMMENCING at a brass cap found at the centerline intersection of Speedway Boulevard (200 foot wide right-of-way) and Keesal Avenue (50 foot wide right-of-way), said point bears North 89o 54' 54" West a distance of 745.47 feet from a brass cap found at the centerline intersection of Speedway Boulevard and Huntington Park Road;

THENCE South 89o 54' 54" East a distance of 51.00 feet to a point;

THENCE South 00o 05' 06" West a distance of 100.00 feet to a 1/2" rebar found in the Southerly right-of-way line of Speedway Boulevard for the POINT OF BEGINNING of the parcel described herein;

THENCE South 89o 54' 04" East, along the Southerly right-of-way line of Speedway Boulevard, a measured distance of 414.36 feet (South 89o 54' 54" East a distance of 414.06 feet of record) to a 5/8" rebar found for corner;

THENCE South 00o 06' 14" East a measured distance of 335.69 feet (South 00o 05' 06" East a distance of 335.51 feet of record) to a 1/2" rebar found for corner;

THENCE North 84o 27' 36" West a measured distance of 196.20 feet (North 84o 31' 58" West a distance of 195.97 feet of record) to a 5/8" rebar with cap set for corner;

THENCE North 43o 20' 00" West a distance of 354.55 feet to a 5/8" rebar with cap set for corner in the Easterly right-of-way line of Keesal Avenue;

THENCE North 00o 20' 58" West, along the Easterly right-of-way line of Keesal Avenue, a distance of 34.42 feet to a 5/8" rebar with cap set for corner;

THENCE a measured distance of 39.47 feet along the arc of a curve to the right whose radius is 25.00 feet, whose central angle is 90o 26' 56" and whose long chard bears North 44o 52' 29" East a distance of 35.49 feet (a distance of 39.46 feet along the arc of a curve to the right whose radius is 25.00 feet, whose central angle is 90o 26' 04" and whose long chord bears North 44o 52' 04" East a distance of 35.49 feet of record) to the POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Vista Grande (Alterra I)

LEGAL DESCRIPTION

Parcel A:

Lot 1, New Crossings Subdivision Filing No. 1, in the City of Colorado Springs, El Paso County, Colorado, according to the Subdivision Plat thereof recorded under Reception No. 96117171 of the records of the El Paso County Clerk and Recorder

Parcel B:

Non-exclusive easements for ingress and egress for vehicles and pedestrians, utilities, drainage and maintenance as set forth and more fully described in that certain Declaration of Private Access Street, Utility & Drainage Easement and Maintenance Agreement recorded October 2, 1996 at Reception No. 96125871,
County of El Paso,
State of Colorado.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

El Camino (Alterra III)

EXHIBIT A

LEGAL DESCRIPTION

Lots 1, 2, 3, and 4, Block 1, Starlite Hills 7th Filing according to the recorded plat thereof filed for record April 5, 1978 in Book 1929 at Page 148 in records of the Pueblo County Clerk and Recorder, County of Pueblo, State of Colorado.

also known as:

BEGINNING at a point of the Southeasterly right of way line of Northern Avenue, said point also being the most Westerly corner of Lot 1, Block 1 Starlite Hills 7th Filing, thence North 52 degrees 10' 46" East (bearings based on the Southerly line of Lot 4 between the E.C. and B.C. monumented at the West end with a No. 4 rebar and yellow cap PLS 16128 and on the East with a concrete nail and brass washer PLS 16128 to bear South 55 degrees 58' 25" West as established on the recorded plat of Starlite Hills 7th Filing) along said Southeasterly right of way line a of 160.88 feet to the most Northerly corner of said Lot 1; thence Easterly along the Northerly line of said Block 1, Starlite Hills 7th Filing, the following four (4) courses:

1) thence South 37 degrees 49' 14" West, a distance of 9.99 feet (10.00 feet plat) to the beginning of a curve to the left
2) thence along the arc of the curve having a central angle of 51 degrees 03' 56" (51 degrees 05' 00" plat) and a radius of 170.00 feet a distance of 151.51 feet (151.62 feet plat);
3) thence South 01 degrees 05' 46" West a distance of 14.98 feet (15.00 feet plat);
4) thence South 88 degrees 55' 29" East, a distance of 460.27 feet (459.98 feet plat) to the most Easterly point of Lot 4 said Block 1, Starlite Hills 7th Filing;

thence Westerly along the Southerly line of said Block 1, Starlite Hills 7th Filing, the following four (4) courses:

1) thence along a curve to the left whose center bears South 14 degrees 50' 22" East, having a central angle of 19 degrees 09' 49" (19degrees 09' 35" plat) and a radius of 390.00 feet a distance of 130.44 feet (130.42 plat);
2) thence South 55 degrees 58" 25" West, a distance of 157.26 feet (157.25 feet plat);
3) thence along the acr of a curve to the right having a central angle of 86 degrees 14' 53" (86° 12' 21" plat) and a radius of 310.00 feet a distance of 466.65 feet (466.42 feet plat);
4) thence North 37 degrees 49' 14" West, a distance of 93.00 feet to the POINT OF BEGINNING,

Pueblo County, Colorado.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Pensacola (Alterra I)

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1:

Commence at the Northwest cornser of Section 14, Township1 South Range 30 West, Escambia County, Florida; thence South 89° 40' 00" East alon the North line of said Section 14 a distance of 2648.40 feet to the Northeast corner of Government Lot 3; thence South 00° 15' 00" East along the East line of said Government Lot 5 (West line of Government Lot 6) a distance of 66.320 feet; thence South 89° 50' 07" West a distance of 51.01 feet to an intersection with the Easterly right-of-way line of University Parkway (right-of-way varies) for the Point of Beginning, said poing being a 4" X 4" concrete monument (stamped "B.D.E"; thence North 89° 50' 07" East a distance of 335.08 feet to a 4" X 4" concrete monument (stamped B.D.E); thence continue North 89° 50' 07" East along the line last traversed and it's Easterly extension a distance of 122.53 feet to a 4" X 4" concrete monument (stamped "B.D.E"); thence North 89° 50' 07" East distance of 335.08 feet to a 4" X 4" concrete monument (stamped B.D.E); thence continue North 89° 50' 07" East a distance of 20.00 feet to a 1/2" capped iron rod (LB6112); thence South 00° 15' 00" East a distance of 265.15 feet to a 1/2" capped iron rod (LB6112); thence South 89° 50' 07" West a distance of 368.61 feet to an intersection with the aforesaid Easterly right-of-way line of University Parkway, said point of intersection being a Department of Transportation 1/2" capped iron rod (D.O.T); thence South 73° 40' 44" West along the right-of-way of said University Parkway a distance of 6.00 feet to said Easterly right-of-way line of University Parkway, being a Department of Transportation 1/2" capped iron rod (D.O.T), also bing a point on a curve concave to the Southwest having a radius of 1466.61 feet and central angle of 07° 34' 32", thence Notherwesterly along said curve and Easterly right-of-way line an arc distance of 193.91 feet (chord distance 193.77 feet, chord bearing North 21° 05' 42" West) to a point of reverse curvature of a curve concave to the Northeast having a radius of 1366.61 feet and a central angle of 03° 52' 42", being a Department of Transportation 1/2" capped iron rod (D.O.T); thence Northwesterly along said curve and Easterly right-of-way line as arc distance of 92.50 feet (chord distance 92.48 feet, chord bearing North 22° 00' 37" West) to the Point of Beginning.

PARCEL 2:

Temporary Construction Easement: as described in O.R. Book 4190, page 350.

Commence at the Northwest corner of Section 14, Township 1 South, Range 30 West, Escambia County, Florida; thence South 89° 40' 00" East along the North line of said Section 14 a distance of 2648.40 feet to the Northeast corner of Government Lot 3; thence South 00° 15' 00" East along the East line of said Government Lot 3 a distance of 2691.18 feet to the south east corner of said Government Lot 5 and the Northwest corner of Government Lot 6 of siad Section 14; thence continue South 00° 15' 00" East along the East line of said Government Lot 5 (West line of 71.52 feet to a 4" X 4" concrete monument (stamped "B.D.E"); thence continue North 89° 50' 07" East a distance of 335.08 feet to a 4" X 4" concrete monument (stamped "B.D.E"); thence continue North 89° 50' 07" East a distance of 20.00 feet to a 1/2" capped iron rod (LB6112); thence South 00° 15' 00" East a distance of 265.15 feet to a 1/2" capped iron rod (LB6112) for the point of Beginning of said Easement; thence continue South 00° 15' 00" East a distance of 130.00 feet, thence South 89° 50' 07" West a distance of 20.00 feet; thence North 00° 15' 00" West a distance of 130.00 feet; thence North 89° 50' 07" East a distance of 20.00 feet to the Point of Beginning.

PARCEL 3:

Drainage Easement Agreement as described in O.R. Book 4190, page 344.

A 20.00 foot wide Non-Exclusive Drainage Easement being a portion of Section 14, Township 1 South Range 30 West, Escambia County, Florida lying 10.00 feet on either side of the following described centerline:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Commence at the Northwest corner of Section 14, Township 1 South, Range 30 West, Escambia County, Florida; thence South 89° 40' 00" East along the North line of said Section 14 a distance of 2645.40 feet to the Northeast corner of Government Lot 3; thence South 00° 15' 00" East along the East line of said Government Lot 3, also being the Northeast corner of Government Lot 5 and the Northwest corner of Government Lot 6 of said Section 14; thence continue South 00° 15' 00" East along the East line of said Government Lot 5 (West line of Government Lot 6) a distance of 663.20 feet; thence North 89° 50' 07" East a distance of 71.52 feet to a 4" X 4" concrete monument (stamped "B.D.E."); thence continue North 89° 50' 07" East a distance of 335.08 feet to a 4" X 4" concrete monument (stamped "B.D.E."); thence continue North 89° 50' 07" East a distance of 20.00 feet to a 1/2" capped iron rod (LB6112); thence South 00° 15' 00" East a distance of 235.15 feet to the Point of Beginning of said centerline and easement; thence North 89° 45' 00" East a distance of 113 feet, more or less to the centerline of an existing creek for the point of termination of said centerline and easement.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Centre Pointe Blvd (Alterra III)

EXHIBIT A

LEGAL DESCRIPTION
9.     Leon County, FL
PARCEL 1:

Lot 36 of Centre Pointe as recorded in Plat Book 11, Page 42 of the Public Records of Leon County, Florida being more particularly described by metes and bounds as follows: Begin at the Southwest corner (also the most Southerly corner) of said Lot 36 and run thence North 00° 13' 35" West 165.47 feet, thence North 00° 34' 45" East 369.80 feet to the Northwest corner of said Lot 36 said point being on the Sotherly right of way of Centre Pointe Boulevard, thence North 89° 15' 18" East along said right of way 16.42 feet to a point of curve to the right; thence along said curve with a radius of 450.00 feet through a central angle of 52° 05' 46" for an arc length of 409.16 feet (chord of 395.21 feet bears South 64° 41' 49" East); thence South 38° 38' 56" East along said right of way 219.85 feet; thence leaving said right of way run South 70° 31' 00" West 239.79 feet; thence South 68° 15' 29" West 310.11 feet to the Point of Beginning, being in Section 21, Township 1 North, Range 1 East, Leon County, Florida.

PARCEL 2:

Easements created pursuant to Declaration of Covenants, Conditions, Restrictions and Easements of Centre Pointe, recorded on August 3, 1990 in Official Record Book 1448, Page 258, as amended:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

West Melbourne (Alterra III)

EXHIBIT A	10. Brevard County, FL
LEGAL DESCRIPTION

A parcel of land being a portion of the Southeast one-quarter of the Northeast one-quarter of Section 36, Township 27 South, Range 36 East, Brevard County, Florida, bing more particularly described by metes and bounds as follows:

Begin at the Northeast corner of Tract 9 of GREENSBORO ACRES, according to the plat thereof as recorded in Plat Book 29, pages 65 and 67, of the Public Records of Brevard County, Florida corner lying on the Southerly right of the way line of Greensboro Drive; thence North 89o 13' 33" East along said Southerly right of way line for 317.31 feet; thence South 00o 48' 31" West for 453.92 feet; thence South 89o 13' 33" West for 317.31 feet to an intersection with the East line of the aforementioned Tract 9; thence North 00o 48' 31" East along said East line for 453.92 feet to the POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Winter Haven (Alterra I)

11 & 12 Polk County, FL

Exhibit "A"

Legal Description

PARCEL 1:

Commence at the Southwest corner of the North 1/2 of the Southeast 1/4 of the Southwest 1/4 of Section 2, Township 29 South Range 26 Ease, Polk County, Florida, run thence North 00° 36' 58" West along the West boundary of said Southeast 1/4 of the Southwest 1/4, 320.41 feet to a point on the South boundary of Lot 140, ELOISE WOODS, SOUTH LAKE ELOISE UNIT as recorded in Plat Book 25, page 24A of the public records of Polk County, Florida, run thence South 89° 59' 58" West, 1.55 feet to the Southwest corner of said Lot 140, thence North 00° 30' 02" West, 16.220 feet, thence North 89° 59' 58" East along a line parallel with and 16.20 feet North of the South boundary of said subdivision, 650.18 feet to the Point of Beginning. Thence continue North 89° 59' 58" East, 617.08 feet to a point on the Southwesterly right-of-way of County Road 540, said point being on a curve concave to the Northeast having a radius of 2401.83 feet, thence Southeasterly along said right-of-way and said curve through a central angle of 01° 48' 11", an arc distance of 75.59 feet, a chord distance of 75.58 feet, chord bearing of South 57° 28' 35" East to a point on the East boundary of said Southeast 1/4 of the Southwest 1/4, thence South 00° 32' 15" East along said East boundary 292.43 feet to the Southeast corner of the North 1/2 of the Southeast 1/4 of the Southwest 1/4, thence South 89° 50' 49" West along the South boundary of said North 1/2of the Southeast 1/4 of the Southwest 1/4, 679.95 feet, thence North 00° 36' 58" West, 334.88 feet to the Point of Beginning.

PARCEL 2 - ADDITIONAL 150' PARCEL:

A parcel of land being a portion of the North one-half of the Southeast quarter of the Southwest quarter of Section 2, Township 29 South, Range 26 East, Polk County, Florida, and a portion of Lots 129 through 132 of "Eloise Woods South Lake Eloise Unit" as recorded in Plat Book 25, at page 24A, of the public records of Polk County, Florida, being more particularly described by metes and bounds as follows:

Commence at the Southwest corner of the north one-half of the Southeast quarter of the Southwest quarter of Section 2, Township 29 South, Range 26 East, Polk County, Florida, run thence North 00° 36' 58" West, along the West boundary of said Southeast quarter of the Southwest quarter 320.41 feet to a point on the South boundary of Lot 140, ELOISE WOODS, SOUTH LAKE ELOISE UNIT as recorded in Plat Book 25, page 24A of the public records of Polk County, Florida, run thence South 89° 59' 58" West, 1.55 feet to the Southwest corner of said Lot 140, thence North 00° 30' 02" West, 16.20 feet, thence North 89° 59' 58" East along a line parallel with and 16.20 feet North of the South boundary of said subdivision, 500.17 feet to the Point of Beginning. Thence continue North 89° 59' 58" East, 150.01 feet; thence South 00° 36' 58" East for 334.88 feet to the South boundary of the North one-half of the Southeast quarter of the Southwest quarter; thence South 89° 50' 49" West along the South boundary of said North one-half of the Southeast quarter of the Southwest quarter, 150.00 feet; thence North 00° 36' 58" West. 335.30 feet to the Point of Beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Twin Falls (Alterra I)

EXIBIT A

LEGAL DECRIPTION
13. Twin Falls County, ID

Parcel I:

Township 10 SOuth, Range 17 East of the Boise Meridian, Twin Falls County, Idaho

Section 3: A parcel of land located in Lots 15 and 16 of Eoff Tract, recorded in Book 1 of Plats, page 29, a subdicision of the West half Northwest quarter, more particularly described as follows:
BEGINNING at the Northwest corder of said Section 3;
THENCE South 01° 02' 20" West a distance of 1933.64 feet along the Westerly boundary of said Section;
THENCE South 89° 40' 59" East a distance of 969.40 feet along the Northerly boundary of Lots 7 and 15 of the Eoff Tract to the TRUE POINT OF BEGINNING;
THENCE South 89° 40' 59" East a distance of 324.08 feet to a point of 30.00 feet Westerly from the Northeast corner of said Lot 15;
THENCE South 00° 57' 55" West a distance of 539.22 feet parallel with the Easterly boundary of said Lots 15 and 16;
THENCE North 89° 10' 32" West a distance of 324.06 feet;
THENCE North 00° 57' 55" East a distance of 536.35 feet to the TRUE POINT OF BEGINNING.

EXCEPT a parcel of land located in Lots 15 and 16 of the Eoff Tract in the Southwest quarter Northwest quarter of Section 3, Township 10 South, Range 17 East, Boise Meridian, Twin Falls County, Idaho, more particularly described as follows:
BEGINNING at the Northwest corner of said Section 3;
THENCE South 1° 02' 20" West a distance of 1933.64 feet along the Westerly boundary of said section 3;
THENCE South 89° 40' 59" East a distance of 1291.48 feet along the Northerly boundary of Lots 7 and 15 of the Eoff Tract to a point 32.00 feet Westerly from the Northeast corner of said Lot 15 and the TRUE POINT OF BEGINNING;
THENCE South 89° 40' 59" East distance of 2.00 feet along the Northerly boundary of said Lot 15 to a point 30.00 feet Westerly from the Northeast corner of said Lot 15;
THENCE South 0° 57' 55" West a distance of 539.22 feet parellel with the Easterly boundary of Said Lots 15 and 16 of siad Eoff Tract;
THENCE North 89° 10' 32" West a distance of 2.00 feet;
THENCE North 0° 57' 55" East a distance of 539.20 feet parallel with the Easterly boundary of said Lots 15 and 16 to the TRUE POINT OF BEGINNING.

Parcell II:

A non-exclusive easement for construction, repair and maintenance of a road, installation and maintenance of utilities landscaping thereon passage and use for the purpose of ingress and egress and for the purpose of walking upon and driving vehicles upon and across all sidewalks, entrances, drives and lanes as granted to ALS Development CO., a Delaware corporation in that certain Reciprocal Easement Agreement dated September 27, 1996, recorded September 30, 1996, as Instrument No. 1996016943 of Official records, over, upon, across and under in Lot 16 of the Eoff Tract in the Southwest quarter of Section 3, Township 10 South, Range 17 East of the BOise Meridian, Twin Falls County, Idaho, more particularly described as follows:
BEGINNING at the Northwest corner of said Section 3;
THENCE South 1° 02' 20" West a distance of 1933.64 feet along the Westerly boundary of said Section 3;
THENCE South 89° 40' 59" East a distance of 1293.48 feet along the Northerly boundary of Lots 7 and 15 of the Eoff Tract to a point 30.00 feet Westerly from the Northeast corner of said Lot 15;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

THENCE South 0° 57' 55" West a distance of 539.22 feet parallel with Easterly boundary of said Lots 15 and 16 of said Eoff Tract to the TRUE POINT OF BEGINNING;
THENCE South 0° 57' 55" West a distance of 45.00 feet parallel with the Easterly boundary of said Lot 16;
THENCE North 44° 06' 19" West a distance 28.25 feet;
THENCE North 89° 10' 32" West a distance of 304.06 feet;
THENCE North 0° 57' 55" East a distance of 25.00 feet;
THENCE North 89° 10' 32" East a distance of 324.06 feet to the TRUE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Evansville (Alterra III)

EXHIBIT A	14. Vanderburgh County, IN
LEGAL DESCRIPTION

Lot Ninety-three (93) in Old Petersburg Place, an Addition lying near the City of Evansville, as per plat thereof, recorded in Plat Book M, Page 182 in the office of the Recorder of Vanderburgh County, Indiana.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Marion (Alterra I)

EXHIBIT A	15. Grant County, IN
LEGAL DESCRIPTION

That portion of land situate in the Northeast Quarter of Section 35, Township 25 North, Range 7 East of the second principal meridian in Grant County, Indiana, being described as follows: Considering the south line of said quarter as bearing North 88o 34' 25" West with all other bearings herein contained relative thereto: Beginning at a found monument at the southeast corner of said quarter; thence on the south line of said quarter North 88o 34' 25" West 327.98 feet to a set pk nail on the east line of the land described in Deed Record Micro 97-2776 being the true place of beginning; thence continuing on the south line of said quarter North 88o 34' 25" West 327.98 feet to a set pk nail on the west line of the land described in said deed; thence on said west line North 00o 00' 00" East 664.26 feet to a found rebar on the norht line of the land described in said deed; thence on said north line South 88o 34' 31" East 327.98 feet to a set rebar; thence on said east line South 00o 00' 00" East 664.27 feet to the true place of beginning, containing 5.00 acres.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Portage (Alterra I)

EXHIBIT A	16. Porter County, IN
LEGAL DESCRIPTION

The North 950 feet of the East 11 acres of the Southwest Quarter of the Southwest Quarter of Section 23, Township 36 North, Range 7 West of the Second Principal Meridian, in Porter County, Indiana, excepting therefrom a tract of land conveyed to the State of Indiana per a Warranty Deed dated August 18. 1992 and recorded December 9, 1992 as Document No. 92-29825 in Deed Record 432, Page 377, in the Office of the Recorder of Porter County, Indiana, said exception descibed by deed as follows: A part of the Southwest Quarter of the Southwest Quarter of Section 23, Township 36 North, Range 7 West, Porter County, Indiana, described as follows: Commencing at the Southeast corner of said quarter-quarter section; thence North 0 degrees 46 minutes 21 seconds West 371.39 feet along the East line of said quarter-quarter section to the Southeast corner of the owner's land; thence North 89 degrees 32 minutes 42 seconds West 25.01 feet along said South line; thence North 0 degrees 46 minutes 21 seconds West 27.65 feet; thence North 6 degrees 21 minutes 09 seconds East 201.56 feet to the West boundary of said County Road 675 West; thence South 0 degrees 46 minutes 21 seconds East 228.18 feet along the boundary of said County Road 675 West to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Richmond (Alterra I)

EXHIBIT A	17. Wayne County, IN
LEGAL DESCRIPTION

Being a part of the Northwest Quarter of Section 2, Township 13 North, Range 1 West, in the City of Richmond, Wayne County, Indiana, and being more particularly described as follows:

Beginning at an iron rod set, said iron rod being more particularly described as follows: Commencing at the southwest corner of the Southwest Quarter of Section 35, Township 14 North, Range 1 West, being 81.46 feet north 89 degrees 50 minutes and 58 seconds east of the northwest corner of the Northwest Quarter of Section 2, Township 13 North, Range 1 West; thence north 89 degrees, 36 minutes and 04 seconds east along the north line of the Northwest Quarter of said Section 2, 50.00 feet to an iron rod on the east right-of-way line of South 37th Street; thence south, along said east right-of-way line, 421.84 feet to an iron rod at a point of curve; thence along an 894.93 foot radius curve to the left a chord which bears south 02 degrees, 20 minutes and 39 seconds east, a chord distance of 73.21 feet to the beginning point of this description, and running thence from said beginning point north 89 degrees, 35 minutes and 05 seconds east, 557.84 feet to an iron rod set; thence south 00 degrees, 15 minutes and 00 seconds east, 266.77 feet to an iron rod set on the north right-of-way line of South "A" Street; thence north 89 degrees, 58 minutes and 05 seconds west, along said north right-of-way line, 447.44 feet to an iron rod set on the east right-of-way line of said South 37th Street; thence north 54 degrees, 38 minutes and 30 seconds west, along said east right-of-way line, 81.92 feet to an iron rod set on a curve; thence along an 894.93 foot radius curve to the right, a chord which bears north 11 degrees, 44 minutes and 35 seconds west, a chord distance of 219.83 feet to the place of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Leawood State Line (Alterra III)

EXHIBIT A	18. Johnson County, KS
LEGAL DESCRIPTION

Lot 2, STERLING OF LEAWOOD SECOND PLAT, a subdivision in the City of Leawood, Johnson County, Kansas.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Topeka (Alterra I)

EXHIBIT A	19. Shawnee County, KS
LEGAL DESCRIPTION

Lot 1, Block A, Sterling Subdivision No.3, in the City of Topeka, Shawnee County, Kansas.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Eden Prairie (Alterra I)

EXHIBIT A	21. Hennepin County, MN
LEGAL DESCRIPTION

Lot 1, Block 1, Edenvale Family Housing, Hennepin County, Minnesota.

Together with an easement for ingress and egress (vehicular and pedestrian), construction, maintenance, use and repair of an access road and watermain over, under, through and across the property described on Cross-Access and Water Main Easement Agreement, dated September 12, 1997, filed September 24, 1997 as Document No. 6790697.

AND

Together with and easement for drainage and utility as shown on the Plat of Edenvale Family Housing, filed October 1, 1997 as Document No. 6790692.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Inver Grove Heights (Alterra III)

EXHIBIT A	22. Dakota County, MN
LEGAL DESCRIPTION

Lot 1, Block 1, Wovenhearts Addition, Dakota County, Minnesota, on file as Document No. 1403947.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

North Oaks (Alterra I)

EXHIBIT A	23. Ramsey County, MN
LEGAL DESCRIPTION

Parcel 1:

Tract B, Registered Land Survey No. 546, Ramsey County, Minnesota.

Parcel 2:

Together with easements for facilities, access and utilities, storm water drainage and retention storm sewer connection, common amenities, roadway lighting, parking lighting, storm water drainage, signage, berm, repair and reconstruction of facilities and sewer segment, as contained in Easement and Declaration file October 5, 1994 as Document No. 1017933, as amended by First Amendment to Easement and Declaration filed February 9, 1998, as Document No. 1177672.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Portage (Alterra I)

EXHIBIT A	24. Hennepin County, MN
LEGAL DESCRIPTION

Lot 1, Block 1, Parkers Lake North 5th Addition, according to the recorded plat thereof, Hennepin County, Minnesota.

Registered Property Certificate of Time No. 1017926

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Winston-Salem (Alterra I)

EXHIBIT A	25. Forsyth County, NC
LEGAL DESCRIPTION

BEING A TRACT OR PARCEL OF LAND located in Winston Township, Forsyth County, North Carolina and being more particularly described as follows:

BEGINNNING at a new iron pipe in the eastern right of way line of Peace Haven Road and in the northern right of way line of Braehill Boulevard running thence from said beginning point along a curve to the left having a radius of 604.10 feet an are distance of 175.12 feet a chord bearing and distance North 26 deg. 17min/ 35 sec. East 174.51 feet to a Tail set on concrete lid of yard inlet said mail marking the southwestern corner of property now or formerly owned by Raymond C. Vogler as recorded in Deed Book 856, Page 347, Forsyth County Registry; thence along Vogler's southern line South 89 deg. 41 min. 28 sec. East 355.03 feet to an existing iron pipe in Vogler's southeastern corner and in the southwestern corner of Lot No. 38 as shown on Map of Wellington, Section 3 as recorded in Plat Book 33, Page 119, Forsyth County Registry; thence along the southern line of said Lot No. 38 South 89 deg. 41 min. 28 sec. East 285.14 feet to an existing axle in the northwestern corner of property now or formerly owned by Cornerstone Realty Income Trust, Inc. as recorded in Deed Book 1876, Page 1727, Forsyth County Registry; thence along Cornerstone Realty Income Trust, Inc.'s western line south 00 deg. 50 min. 04 sec. East 455.52 feet to an existing axle; thence south 58 deg. 27 min. 52 sec. West 103.85 feet to an existing iron pipe; thence South 58 deg. 27 min. 52 sec. West 14.59 feet to a new iron pipe in the northern right of way line of Braehill Boulevard; thence along the northn right of way line of Braehill Boulevard along a curve to the left having a radius of 574.52 feet an arc distance of 240.15 feet a chord bearing and distance North 51 def. 38 min. 13 sec. West 238.41 feet to a new iron pipe; thence continuing along the northern right of way line of Braehill Boulevard north 53 deg. 36 min. 35 sec. West 486.96 feet to a new iron pipe in the eastern right of way line of Peacahaven Road, the point and place of beginning, containing 5.44 acres (237,031 square feet), more or less, in accord

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Clinton (Alterra I)

EXHIBIT A	26. Oneida County, NY
LEGAL DESCRIPTION

PARCEL 1:

All those pieces or parcels of land situate in the Town of Kirkland, County of Oneida and State of New York and designated as Parcel 2 on a "Map of property to be acquired by Sherman Brook Village, Inc, Town of Kirkland, Oneida Co., New York" dated October 12, 1989 by Merritt and LaBella, Professional Land Surveyor and filed concurrently herewith in the Oneida County Clerk's Office and more particularly described as follows to wit:

Beginning at a point marked by an an iron pipe set in the ground in the westerly highway boundary line of Kellogg Street and said point being the northeasterly corner of first parcel of land conveyed to Eugene Lawson by Deed dated September 11, 1953 and recorded in the Oneida County Clerk's Office in Liber 1415 of Deeds at page 131. Said point of beginning also being N 32° 15'W. a distance of 343.0 feet from the intersection of the center line of Craig Road with the center line of Kellogg Street; running thence S. 48° 49' 01" W. along the northerly line of land of said Eugene Lawson a distance of 152.43 feet to a point; thence S/ 35° 12' 21" W. along said Lawson's line a distance of 90 feet to a point; thence S 24°52' 14" E. along the westerly line of said Lawson's land a distance of 157 feet to a point and said point being the southwesterly corner or said Lawson's land; thence S. 75° 35' 02" W. a distance of 228.27 feet to a point; thence N. 87° 46' 18" W/ a distance of 510 feet to a point; thence N. 2° 13' 42" E. a distance of 530 feet to a point; thence S. 87° 46' 18" E. a distance of 260 feet to a point and said point being the southwest corner land retained by Robert C. Timian; thence S. 87° 12' 18" E. along the southerly line of land of said Robert C. Timian a distance of 313.47 feet to a point int he westerly highway boundary line of Kellogg Street; thence S. 15° 35' 21" E/ along said last mentioned line a distance of 566.2 feet to a point; thence S 16° 05' 39" E. along last mentioned line a distance of 126.65 feet to the point of beginning.

Easement No.1: Proposed Brookside Road through Parcel 1:

Beginning at a point the southerwesterly highway boundary of Kellogg Street also known as County Road No 13 at its intersection with the division line between the property reputed to be owned by Timothy E. Emery, formerly C.L. Greenwood on the northwest and the poperty herein described on the southeast; running thence S. 49° 14' 53" E. along said highway boundary line of a distance of 60.19 feet to a point; thence @. 36° 07' 02" W. a distance of 55.67 feet to point of curvature thence in a westerly and southerly direction curving to the left along the arc of a circle whose radius is 86 feet a distance of 97.56 feet to a point of tangency; thence S. 28° 52' 58" E. a distance of 108.17 feet to a point of curvature; thence in a southerly direction curving to the right along the arc of a circle whose radius 311 feet a distance of 168.87 feet to a point of tangency; thence S. 2° 13' 42" W. a distance of 768.15 feet to the northwest corner of Parcel 2; therice S. 2° 13' 42" W. along the westerly line of said Parcel 2 a distance of 270 feet to the point common to Parcel 1 and 3; thence N. 87° 46' 18" W. along the line common to Parcel 1 on the North and Parcel 3 on the South a distance of 60 feet to a point; thence in a northwest direction curving to the left along the arc of a circle whose radius is 251 feet a distance of 136.29 feet to a point of tangency; thence N 28° 52' 58" W. a distance of 108.17 feet to a point of curvature; thence in a northeasterly direction curving to the right along the arc of a circle whose radius is 146 feet a distance of 165.63 feet to a point of tangency in the southerly line of land of the aforementioned Timothy E. Emery; thence N. 36° 07' 02" E. along said last mentioned line a distance of 60.53 feet to the point of beginning

Easement No. 2: Part of Brookside Road in Parcel 3:

Beginning at a point in the westerly line of Parce 2 and said point being the corner common to Parce 1 and Parcel 3; running thence S.2° 13' 42" W. along the westerly line of Parcel 2 a distance of 93.40 feet to a point; thence N 87°

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

46' 18" W. a distance of 60 feet to a point; thence N, 2 ° 13' 42" E. a distance of 93.40 feet to a point in the southerly line of Parcel 1; thence S.87° 46' 18" E. along said last mentioned line a distance of 60 feet to the point of beginning Said easement is contiguous to Parcel 1 along their common boundaries.

Easement No.2. Part of Brookside Road in Parcel 3:

Beginning at a point in the westerly line of Parcel 2 and said point being the corner common to Parcel 1 and Parcel 3; running thence S. 2° 13' 42" W. along the westerly line of Parcel 2 a distance of 93.40 feet to a point; thence N. 87° 46' 18" W. a distance of 60 feet to a pointl thence N. 2° 13' 42" E. a distance of 93.10 feet to a point in the southerly line of Parcel 1; thence S. 87° 46' 18" E. along said last mentioned line a distance of 60 feet to the point of beginning Said easement is contiguous to Parcel 1 along their common boundaries.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Easement No3: for Utilities also in Easement No.1:

Beginning at a point in the southwesterly highway boundary line of Kellogg Street also known as County Road No.13 and said point being S. 49° 14' 53" E. a distance of 60.19 feet as measured along said southwesterly line of Kellogg Street from its intersection with the dividion between the property reputed to be owned by Timothy E. Emery, formerly C.L. Greenwood on the northwest and Parcel 1 on the southwest and said point also being the southeast corner of Easement No.1; running thence 2. 49° 14' 53" E. along the southwesterly highway boundary line of Kellogg Street a distance of 146.28 feet (Deed), 86.09 feet measured, to a point; thence S. 2° 13' 42" W. a distance of 338.29 feet to a point and said point being the second point of tangency as described in Easement No.1; thence in a northwesterly direction curving to the left along the arc of a circle whose radius is 311 feet a distance of 168.87 feet to a point of tangency; thence N. 28° 52' 58" W. along the easterly line of Easement No.1 a distance of 108.17 feet to a point of curvature, thence in a northerly and easterly direction curving to the right along the arc of a circle whose radius is 86 feet a distance of 97.56 feet to a point of tangecny; thence N 36° 07' 02" E. a dsitance of 55.67 feet to the point of beginning.

Also together with a drainage easement in common with others made by Sherman Brook Village, Inc. to Clinton Village Realty Partners and New York State Housing Finance Agency dated December 27, 1991 recorded January 23, 1992 in Liber 2621 cp 19.

For Conveyancing Only
Together with all right title and interest of in and to any streets and roads abutting the above described premises.

Title is vested in ALS-Venture I, Inc., a Delaware corporation, by Bargain and Sale Deed made by Summerfield/Cllinton, LLC c/o Alternative Living Services to ALS Venture I, Inc , c/o Alternative Living Services, dated March 31, 1998 and recorded on April 8, 1998 in the Oneida County Clerk's Office in Book of Deeds 2816 at page 561.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Summerfield (Alterra I)

EXHIBIT A	27. Onondaga County, NY
LEGAL DESCRIPTION

Parcel 1:

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate, lying and being in the Town of Onondaga, County of Onondaga and State of New York, being part of Lot 104 Town of Onondaga, and being more specifically described as follows:

BEGINNING at a point in the centerline of Velasko Road at the intersection of said centerline with the northerly line of a parcel of land conveyed to Daniel Eistein and recorded in the Book of Deeds 2943 at Page 73 & 81 in the Onondaga County Clerk's Office, said point also being 1529.5+/- feet southerly along the centerline of Velasko Road from its intersection with the centerline of McDonald Road and running thence South 8o 46' 45" West a distance of 770.0 feet along the centerline of Velasko Road to a point; thence South 81o 13' 15" East a distance of 350.00 feet to a point; thence North 8o 46' 45" East a distance of 180.0 feet to a point; thence North 45o 27' 54" East 153.50 feet to a point; thence South 64o 04' 12" East a distance of 385.0 feet to a point; thence North 25o 55' 48" East a distance of 460.0 feet to a point in the northerly line of said parcel conveyed to Daniel Eistein, aforementioned; thence North 64o 04' 12" West a distance of 425.0 feet along the northerly line of said parcel conveyed to Daniel Eistein to an angle point in said northerly line; thence North 80o 25' 42" west a distance of 545.16 feet along the northerly line of said parcel conveyed to Daniel Eistein to the place of beginning.

Parcel 2:

Together with the cross easements described in Cross easement agreement and covenant to construct between Daniel Eistein, M.D. Penslon Trust and Onondaga Hill Realty Partners dated and recorded October 24, 1989 in Liber 3573 of Deeds at Page 111.

ALS-Venture 1, Inc. by Bargain and Sale Deed made by Summerfield/Clinton, LLC to ALS-Venture 1, Inc. dated March 31, 1998 and recorded April 6, 1998 in Liber 4229 of Deeds at page 124.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Alliance (Alterra III)

EXHIBIT A	28. Stark County, OH
LEGAL DESCRIPTION

PARCEL 1:

SITUATED IN LEXINGTON TOWNSHIP, COUNTY OF STARK AND STATE OF OHOI AND BEING A PART OF THE NW 1/4 OF SECTION 34, T 19 N, R 6 W, A TRACT OF LAND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A P.K. NAIL SET ON THE EAST LINE OF THE NW 1/4 OF SECTION 34, AND DESCRIBED AS LYING N. 00 DEG. 09' 00" W, A DISTANCE OF 687.63 FEET FROM A RAILROAD SPIKE FOUND MARKING THE SOUTHEAST CORNER OF THE NW 1/4 OF SECTION 34, SAID BEGINNING POINT ALSO BEING THE NORTHEAST CORNER OF A 3.985 ACRE TRACT AS DESCRIBED IN DEED VOLUME 662, PAGE 317 OF THE STARK COUNTY DEED RECORDS; THENCE FROM THE ABOVE DESCRIBED POINT OF BEGINNING AND ALONG THE NORTH LINE OF SAID 3.985 ACRE TRACT, S. 89 DEG 56' 00" W, A DISTANCE OF 363.00 FEET TO AN IRON PIN SET AND PASSING AN IRON PIN SET AT 30.00 FEET; THENCE PARALLEL WITH THE EAST LINE OF SAID NW 1/4, N. 00 DEG. 09' 00" W, A DISTANCE OF 252.87 FEET TO AN IRON PIN SET ON THE SOUTH LINE OF LEXINGTON CENTRE NO. 1 SUBDIVISION, AS PLATTED IN PLAT VOLUME 44, PAGE 128 OF THE STARK COUNTY PLAT RECORDS; THENCE ALONG SAID SOUTH LINE N 89 DEG. 56' 00" E, A DISTANCE OF 363.00 FEET TO A NAIL SET ON SAID EAST LINE OF THE NW 1/4 OF SECTION 34 AND PASSING AN IRON PIN SET 30.00 FEET WEST THEREOF, THENCE ALONG SAID EAST LINE, ALSO BEING THE CENTERLINE OF SAWBURG

ROAD, S 00 DEG. 09' 00" E, A DISTANCE OF 252.87 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.107 ACRES OF LAND, MORE OR LESS, SUBJECT HOWEVER TO ALL LEGAL HIGHWAYS AND PRIOR EASEMENTS OF RECORD.

SUBJECT TO CONDITIONS, RESTRICTION, EASEMENTS AND RESERVATIONS OF RECORD, ZOING ORDINANCES, TAXES AND INSTALLMENTS OF ASSESSMENTS PRORATED TO THE DATE OF RECORDING OF THIS DEED.

PARCEL 2:

TOGETHER WITH: THAT CERTAIN 20' SANITARY SEWER AND DRAINAGE EASEMENT FROM HOMDALE DEVELOPMENT CORP. TO STERLING HOUSE CORPOARTION, FILED FOR RECORD OCTOBER 29, 1997 AND RECORDED AS INSTRUMENT NO. 97-060004 OF STARK COUNTY RECORDS AND RERECORDED DECEMBER 3, 1997 AS INSTRUMENT NO. 97067214 OF STARK COUNTY RECORDS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Austintown (Alterra I)

EXHIBIT A	29. Mahoning County, OH
LEGAL DESCRIPTION

SITUATED IN THE TOWNSHIP OF AUSTINTOWN, COUNTY OF MAHONING, STATE OF OHIO AND BEING LOT NO. 1 OF THE REPLAT OF AZALEA GARDENS PLAT NO. 1 AS RECORDED IN VOLUME 95, PAGE 158 OF MAHONING COUNTY RECORD OF PLATS AND MORE FULLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MONUMENT AT THE INTERSECTION OF THE CENTERLINE OF NOTRE DAME DRIVE AND THE CENTERLINE OF CANFIELD-NILES ROAD; THENCE SOUTH 00O 39' 23" EAST ALONG THE CENTERLINE OF SAID CANFIELD-NILES RAOD A DISTANCE OF 135.26 FEET TO A POINT; THENCE SOUTH 89O 20' 37" WEST A DISTANCE OF 40.00 FEET TO AN IRON PIN, SUCH IRON PIN BEING THE POINT OF BEGINNING OF THE HEREIN DESCIRBED TRACT, ON THE WESTERLY RIGHT OF WAY LINE OF SAID CANFIELD-NILES ROAD; THENCE SOUTH 89O 20' 37" WEST A DISTANCE OF 13.38 FEET TO A POINT; THENCE BY A CURVE TO THE RIGHT HAVING A RADIUS OF 686.17 FEET AN ARC LENGTH OF 276.01 FEET TO A POINT; THENCE BY A CURVE TO THE LEFT HAVING A RADIUS OF 626.17 FEET AN ARC LENGTH OF 38.98 FEET TO AN IRON PIN; THENCE SOUTH 00O 39' 23" EAST A DISTANCE OF 328.89 FEET TO AN IRON PIN; THENCE NORTH 89O 20' 37" EAST A DISTANCE OF 318.29 FEET TO AN IRON PIN ON THE WESTERLY RIGHT OF WAY LINE OF CANFIELD-NILES ROAD; THENCE NORTH 00O 39' 23" WEST ALONG SAID RIGHT OF WAY LINE A DISTANCE OF 260.00 FEET TO THE PLACE OF BEGINNING AND CONTAINING 2.062 ACRES OF LAND MORE OR LESS.

BEING MORE PARTICULARLY DESCRIBED WITH CURRENT FIELD CONDITIONS

SITUATED IN THE TOWNSHIP OF AUSTINTOWN, COUNTY OF MAHONING, STATE OF OHIO AND BEING LOT NO. 1 OF THE REPLAT OF AZALEA GARDENS PLAT NO. 1 AS RECORDED IN VOLUME 95, PAGE 158 OF MAJONING COUNTY RECORD OF PLATS AND MORE FULLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MONUMENT AT THE INTERSECTION OF THE CENTERLINE OF NOTRE DAME DRIVE AND THE CENTERLINE OF CANFIELD-NILES ROAD; THENCE SOUTH 00O 39' 23" EAST ALONG THE CENTERLINE OF SAID CANFIELD-NILES RAOD A DISTANCE OF 30.00 FEET TO A POINT; THENCE SOUTH 89O 20' 37" WEST A DISTANCE OF 40.00 FEET TO AN IRON PIN, SUCH IRON PIN BEING THE POINT OF BEGINNING OF THE HEREIN DESCIRBED TRACT, ON THE WESTERLY RIGHT OF WAY LINE OF SAID CANFIELD-NILES ROAD; THENCE SOUTH 89O 20' 37" WEST A DISTANCE OF 13.38 FEET TO A POINT; THENCE BY A CURVE TO THE RIGHT HAVING A RADIUS OF 686.17 FEET AN ARC LENGTH OF 276.01 FEET TO A POINT; THENCE BY A CURVE TO THE LEFT HAVING A RADIUS OF 626.17 FEET AN ARC LENGTH OF 38.98 FEET TO AN IRON PIN; THENCE SOUTH 00O 39' 23" EAST A DISTANCE OF 328.89 FEET TO AN IRON PIN; THENCE NORTH 89O 20' 37" EAST A DISTANCE OF 318.29 FEET TO AN IRON PIN ON THE WESTERLY RIGHT OF WAY LINE OF CANFIELD-NILES ROAD; THENCE NORTH 00O 39' 23" WEST ALONG SAID RIGHT OF WAY LINE A DISTANCE OF 260.00 FEET TO THE PLACE OF BEGINNING AND CONTAINING 2.062 ACRES OF LAND MORE OR LESS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Beavercreek (Alterra I)

EXHIBIT A	30. Greene County, OH
LEGAL DESCRIPTION

Parcel 1:

SITUATED IN THE CITY OF BEAVERCREEK, COUNTY OF GREENE, STATE OF OHIO, AND BEING KNOWN AS LOT NUMBER ON (#1) IN INDIAN RIPPLE MEDICAL CENTER RECOREDED IN VOLUME 30, PAGE 452 OF GREENE COUNTY PLAT RECORDS, AND BEING A PART OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 2, RANGE 6, A TRACT OF LAND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT HTE NORTHEAST CORNER OF SAID LOT NUMBER 1, SAID BEGINNING POINT ALSO DESCRIBED AS BEING ON THE WEST LINE OF LOT NUMBER 60 OF CHERRY HILL SECTION NUMBER 4, AS RECORDED IN BOOK 7, PAGES 130 AND 131 OF THE PLAT RECORDS OF GREENE COUNTY, OHIO; THENCE ALONG THE EAST LINE OF SAID LOT NUMBER 1 AND THE WEST LINE OF SAID CHERRY HILL SECTION 4, SOUTH 01O 35' 40" WEST, A DISTANCE OF 371.83 FEET TO AN IRON PIN FOUND MARKING THE SOUTHEAST CORNER OF SAID LOT NUMBER 1, SAID POINT ALSO DESCRIBED AS BEING THE NORTHEAST CORNER OF CHERRY HILL SECTION NUMBER 9, AS RECORDED IN BOOK 9, PAGES 98 AND 99 OF THE PLAT REOCRDS OF OF GREENE COUNTY, OHIO; THENCE ALONG THE SOUTH LINE OF SAID LOT NUMBER 1, ALSO BEING THE NORTH LINE OF SAID CHERRY HILL SECTION NUMBER 9, SOUTH 88O 24' 20" WEST, A DISTANCE OF 300.00 FEET TO AN IRON PIN FOUND MARKING THE SOUTHWEST CORNER OF SAID LOT NUMBER 1; THENCE ALONG THE WST LINE OF SAID LOT NUMBER 1, 01O 35' 40" EAST, A DISTANCE OF 371.83 FEET TO AN IRON PIN FOUND MARKING THE NORTHWEST CORNER OF SAID LOT NUMBER 1; THENCE ALONG THE NORTH LINE OF SAID LOT NUMBER 1, ALSO BEING THE SOUTH RIGHT-OF-WAY LINE OF INDIAN RIPPLE ROAD, NORTH 88O 24' 20" EAST, A DISTANCE OF 300.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 2,561 ACRES OF LAND, MORE OR LESS

GREENE COUNTY PLAT REFERENCE: VOLUME 30, PAGE 452A

NOTE: THE BEARINGS IN THIS LEGAL DESCRIPTION ARE BASED ON AN ASSUMED MERIDIAN AND ARE USED ONLY FOR THE PURPOSE OF DESCRIBING ANGULAR MEASUREMENTS.

BY THOMAS E. SILVA, REGISTERED SURVEYOR #7805, DATED JULY 28, 1988.

Parcel 2:

TOGETHER WITH AN INGRESS-EGRESS EASEMENT OVER LOT 2 OF THE RECORD PLAN OF INDIAN RIPPLE MEDICAL CENTER AS SET FORTH ON THE RECORD PLAN ON INDIAN RIPPLE MEDICAL CENTER RECORDED IN VOLUME 30, PAGE 452 OF GREENE COUNTY PLAT RECORDS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Westerville (Alterra III)

EXHIBIT A	31. Frankling County, OH
LEGAL DESCRIPTION

PARCEL ONE:

SITUATED IN THE STATE OF HOIO, COUNTY OF FRANKLIN, CITY OF COLUMBUS, SECTION 2, TOWNSHIP 2, RANGE 17, OF THE UNITED STATE MILITARY LANDS, AND BEING A PART OF THE PROPERTY CONVEYED TO P. RONALD SABATINO AS RECORDED IN OFFICIAL RECORDS VOLUME 27389, PAGE CI1, IN THE FRANKLING COUNTY RECOREDER'S OFFICE (ALL DEED, PLAT BOOK AND OFFICIAL RECORDS VOLUME REFERNCES BEING REOCRDS IN THE RECORDER'S OFFICE, FRANKLING COUNTY, OHIO) AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE AT AN EXISTING 3/4" I.D. PIPE WITH A "HOCKADEN" IDENTIFICATION CAP ON THE SOUTH RIGHT-OF-WAY OF CORPORATE EXCHANGE DRIVE AS SHOWN ON THE DEDICATION OF CORPOARTE EXCHANGE DRIVE, COOPER ROAD AND EASEMENTS AS RECORDED IN PLAT BOOK 60. PAGE 23 AT THE SOUTHWEST PROPERTY CORNER OF TEA PROPERTIES, INC. 0.243 ACRE TRACT (OFFICIAL RECORDS VOLUME 29279, PAGE D11);

THENCE NORTH 87O 58' 33" WEST A DISTANCE OF 140.72 FEET, ALONG THE SOUTH RIGHT-OF-WAY OF SAID CORPOARTE EXCHANGE DRIVE, TO A POINT;

THENCE SOUTH 02O 01' 27" WEST A DISTANCE OF 198.04 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 90O 00' 00" EAST A DISTANCE OF 106.31 FEET TO AN IRON PIN FOUND;

THENCE SOUTH 54O 48' 21" EAST A DISTANCE OF 271.96 FEET TO AN IRON PIN FOUND;

THENCE SOUTH 70O 50' 24" EAST A DISTANCE OF 213.29 FEET TO AN IRON PIN FOUND;

THENCE SOUTH 19O 09' 36" WEST A DISTANCE OF 25.00 FEET TO AN IRON PIN FOUND;

THENCE SOUTH 70O 50' 24" EAST A DISTANCE OF 30.57 FEET TO AN IRON PIN SET;

THENCE ALONG A CURVE TO THE LEFT (DELTA - 00O 34' 30", RADIUS - 5083.31 FEET) A CHORD BEARING SOUTH 30O 32' 34" EAST A DISTANCE OF 51.00 FEET ALONG THE WESTERLY RIGHT-OF-WAY LINE OF SAID COOPER ROAD TO AN IRON PIN FOUND;

THENCE SOUTH 70O 50' 24" WEST A DISTANCE OF 426.82 FEET ALONG THE NORTHLY LINE OF T&R PROPERTIES, INC. (OFFICIAL RECORDS VOLUME 29598, PGE B01) TO A PK NAIL SET;

THENCE SOUTH 35O 04' 26" WEST A DISTNACE OF 150.39 FEET ALONG THE NORTHERLY LINE OF SAID T&R PROPERTIES, INC. TO AN IRON PIN FOUND;

THENCE NORTH 54O 55' 34" WEST A DISTANCE OF 20.00 FEET TO AN IRON PIN FOUND;

THENCE NORTH 35O 04' 26" WEST A DISTANCE OF 20.00 FEET TO AN IRON PIN FOUND;

THENCE NORTH 54O 55' 34" WEST A DISTANCE OF 213.58 FEET TO AN IRON PIN FOUND;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

THENCE NORTH 00O 00' 00" WEST A DISTANCE OF 78.38 FEET TO AN IRON PIN FOUND;

THENCE NORTH 35O 11' 39" EAST A DISTANCE OF 200.64 FEET TO THE POINT OF BEGINNING CONTAINING 2.335 ACRES MORE OR LESS, ACCORDING TO AN ACTUAL FIELD SURVEY OF THE PREMISES MADE BY HOCKADEN AND ASSOCIATES, INC.

THE ABOVE DESCRIBED PROPERTY IS THE SAME PROPERTY AS DESCRIBED IN A DEED TO STERLING HOUSE CORPORATION, OF RECORD IN INSTRUMENT NUMBER 199804170092224, RECORDER'S OFFICE FRANKLING COUNTY, OHIO, ACCORDING TO A FIELD SURVEY BY HOCKADEN AND ASSOCIATES, INC.

PARCEL TWO:

TOGETHER WITH A NON-EXCLUSIVE EASEMENT FOR THE PURPOSES OF VEHICULAR AND PEDESTIRAN INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS VOLUME 33690, PAGE 515, OVER AN AREA 140 FEET BY 12 FEET, WHICH LAND IS DESCIRBED IN PARAGRAPH 5 OF SAID EASEMENT AGREEMENT.

PARCEL THREE:

TOGETHER WITH A PERPETUAL, NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS GRANTED IN THE CERTAIN DECLARIATION OF COMMONG ACCESS DRIVEWAY AND MAINENANCE AGREEMENT, DATES APRIL 7, 1998, RECORDED AS INSTRUMENT NUMBER 199804210094587, RECORDS OF FRANKLING COUNTY, OHIO, OVER, ACROSS AND THROUGH THE LAND DESCRIBED IN SAID INSTRUMENT.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Salem (Alterra I)

EXHIBIT A	32. Columbiana County, OH
LEGAL DESCRIPTION

TRACT ONE:
SITUATED IN PERRY TOWNSHIOP, COUNTY OF COLUMBIANA, STATE OF OHIO AND BEING A PART OF THE SW1/4 OF SECTION 8, TOGETHER WITH A PART OF THE SE1/4 OF SECTION 7, TOWNSHIP 15, RANGE 3, A TRACT OF LAND AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A P.K. NAIL SET ON THE CENTERLINE OF STATE ROUTE NUMBER 45 AND DESCRIBED AS LYING S23O 15' 00" E, A DISTANCE OF 1135.20 FEET FROM A P.K. NAIL FOUND MARKING THE INTERSECTION OF THE CENTERLINE OF STATE ROUTE NUMBER 45 WITH THE NORTH LINE OF THE SE1/4 OF SECTION 7, SAID BEGINNING POINT ALSO DESCRIBED AS BEING THE SOUTHWEST CORNER OF A 12.25 ACRE TRACT OF LAND AS DESCIRBED IN DEED VOLUME 1527, PAGE 161 OF COLUMBIANA DEED RECORDS; THENCE ALONG THE SOUTH LINE OF SAID 12.25 ACRE TRACT, N62O 30' 00" E, A DISTANCE OF 355.00 FEET TO AN IRON PIN SET; TEHNCE PARALLEL WITH THE CENTERLINE OF STATE ROUGHT NUMBER 45, S23O 15' 00" E, A DISTANCE OF 270.00 FEET TO AN IRON PIN SET; THENCE S62O 30' 00" W, A DISTANCE OF 355.00 FEET TO A P.K. NAIL SET ON THE CENTERLINE OF STATE ROUTE NUMBER 45' THENCE ALONG THE CENTERLINE OF STATE ROUTE NUMBER 45, N23O 15' 00" W, A DISTANCE OF 270.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.194 ACRES OF LAND, MORE OR LESS, OF WHICH 2.033 ACRES LIE IN THE SE1/4 OF SECTION 7 AND C 161 ACRE LIES IN THE SW1/4 OF SECTION 8.

TRACT TWO:
SITUATEED IN PERRY TOWNSHIP, COUNTY OF COLUMBIANA, STATE OF OHIO, AND BEING A PART OF THE SW 1/4 OF SECTION 8, TOGETHER WITH A PART OF THE SE 1/4 OF SECTION 7, TOWNSHIP 15, RANGE 3, A TRACT OF LAND BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A P.K. NAIL FOUND MARKING THE INTERSECTION OF THE CENTERLINE OF STATE ROUTE NUMBER 45 WITH THE NORTH LINE OF THE SE 1/4 OF SECTION 7; THENCE ON THE CENTERLINE OF SAID STATE ROUTE NUMBER 45, S 23O 15' 00" E, A DISTANCE 1135.20 FEET TO A P.K. (NAIL FOUND MARKING THE SOUTHWEST CORNER OF A 12.25 ACRETRACT OF LAND, AS DESCRIBED IN DEED VOLUME 1527, PAGE 161 OF THE COLUMNBIANA DEED RECORDS; THENCE ON THE SOUTH LINE OF SAID 12.25 TRACT, N 62O 30' 00" E, A DISTANCE OF 355.00 FEET TO AN IRON PIN FOUND MARKING THE PRINCIPAL POINT OF BEGINNING S28O 33' 00" E, A DISTANCE OF 269.30 FEET TO AN IRON PIN SET; THENCE S 62O 30' 00" W, A DISTNACE OF 25.00 FEET TO AN IRON PIN FOUND MARKING THE SOUTHEEAST CORNER OF A 2.194 ACRE TRACT; THENCE ON THE EAST LINE OF SAID 2.194 ACRE TRACT AND PARALLEL WITH THE CENTERLINE OF SAID STATE ROUGHT NUMBER 45, N 23O 15' 00" W, A DISTANCE OF 270.00 FEET TO THE PRINCIPAL POINT OF BEGINNING AND CONTAINING 0.077 ACRES OF LAND, MORE OR LESS, OF WHICH 0.007 ACRES LIE IN THE SE 1/4 OF SECTION 7 AND 0.070 ACRES LIE IN THE SW 1/4 OF SECTION 8.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Alderwood (Alterra I)

EXHIBIT A	33. Snohomish County, WA
LEGAL DESCRIPTION

PARCEL A:

LOT 2, CITY OF LYNNWOOD SHORT PLAT 99STP0002, RECORDED UNDER AUDITOR'S FILE NUMBER 200009210620, BEING A PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 27 NORTH, RANGE 4 EAST, W.M., SNOHOMISH COUNTY, WASHINGTON.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS, SANITARY SEWER, WATER AND STORM DRAIN UTILITY SERVICES AS CREATED BY AND SUBJECT TO THE PROVISIONS CONATINED IN THE "AGREEMENT TO MODIFY EASEMENT & ESTABLISH MUTUAL AND RECIPROCAL EASEMENTS" DATED SEPTEMBER 6, 2002 RECORDED UNDER AUDITOR'S FILE NUMBER 200209130947, DESCRIBED AS FOLLOWS:

THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 27 NORTH, RANTE 4 EAST, W.M., CITY OF LYNNWOOD SNOHOMISH COUNTY WASHINGTON BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER OF SAID SECTION 15, BEING A 4"X4" CONCRETE MONUMENT IN CASE WITH A 3-INCH BRASS CAP WITH 'X';

THENCE ALONG THE EAST LINE OF SAID NORTHWEST QUARTER NORTH 01O 29' 41" EAST 601.92 FEET;
THENCE NORTH 88O 46' 30" WEST 40.00 FEET TO THE SOUTHEAST CORNER OF LOT 2 OF CITY OF LYNNWOOD BOUNDARY LINE ADJUSTMENT NO. 2001BLA0004, REOCRDED UNDER AUDITOR'S FILE NUMBER 200204090150, RECORDS OF SNOHOMISH COUNTY, WASHINGTON; THENCE PARALLEL WITH THE EAST LINE OF SAID NORTHWEST QUARTER SOUTH 01O 29' 41" WEST 28.02 FEET TO A POINT OF CURVATURE AND THE TRUE POINT OF BEGINNING; THENCE WESTERLY 13.51 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 46.00 FEET THE RADIUS POINT OF WHICH BEARS SOUTH 18O 47' 14" WEST THROUGH A CENTRAL ANGLE OF 16O 49' 39";
THENCE NORTH 87O 05' 50" WEST 14.25 FEET;
THENCE NORTH 89O 04' 05" WEST 112.60 FEET TO A POINT OF CURVATURE;
THENCE SOUTHWESTERLY 20.44 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 28.99 FEET THE RADIUS POINT OF WHICH BEARS SOUTH 03O 25' 20" EAST THROUGH A CENTRAL ANGLE OF 40O 24' 09";
THENCE NORTH 86O 11' 38" WEST 28.01 FEET;
THENCE NORTH 03O 48' 22" EAST 21.69 FEET;
THENCE NORTH 88O 47' 59" WEST 3.49 FEET TO A POINT OF CURVATURE;
THENCE NORTHERLY 15.32 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 16.00 FEET THE RADIUS POINT OF WHICH BEARS NORTH 83O 16' 54" WEST THROUGH A CENTRAL ANGEL OF 54O 51; 08";

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

THENCE NORTH 72O 37' 12" EAST 56.95 FEET;
THENCE SOUTH 88O 26' 53" EAST 8.11 FEET;
THENCE SOUTH 01O 33' 07" WEST 11.83 FEET TO A POINT OF CURVATURE;
THENCE SOUTHEASTERLY 8.41 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 15.00 FEET THE RADIUS POINT OF WHICH BEARS NORTH 39O 36' 12" EAST THROUGH A CENTRAL ANGLE OF 32O 08' 02";
THENCE SOUTH 88O 46' 48" EAST 99.84 FEET TO A POINT OF CURVATURE;
THENCE NORTHEASTERLY 28.43 FEET ALONG THE ARC OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 31.00 FEET, THE RADIUS POINT OF WHICH BEARS NORTH 01O 13' 12" EAST THROUGH A CENTRAL ANGLE OF 52O 32' 48" TO THE EASTERLY LINE OF SAID LOT 2 OF THE AFOREMENTIONED BOUNDARY LINE ADJUSTMENT;
THENCE ALONG SAID LINE SOUTH 01O 01' 16" WEST 45.47 FEET TO THE TRUE POINT OF BEGINNING;

ALSO KNOWN AS PORTIONS OF TRACT 101 OF CITY OF LYNNWOOD SHORT PLAT NO. 99STP0002 AS RECORDED UNDER AUDITOR'S FILE NUMBER 200009210620 AND PORTIONS OF LOTS 1 AND 2 OF THE BOUNDARY LINE ADJUSTMENT RECORDED UNDER AUDITOR'S FILE NUMBER 200207030537, RECORDS OF SNOHOMISH COUNTY, WASHINGTON.

PARCEL C:

NON-EXCLUSIVE EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS AN EGRESS, PRIVATE ROADWAY SYSTEM, DETENTION POND AND PRIVATE UTILITY LINES AND APPURTENANCES THERETO AS CREATED BY AND SUBJECT TO THE PROVISIONS CONTAINED IN THE "DELCARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND EASEMENTS APPLICABLE TO THE MANOR CARE SHORT PLAT" DATED AUGUST 18, 2000, RECORDED UNDER AUDITOR'S FILE NUMBER 200009210620.

PARCEL D:

AN EXCLUSIVE EASEMENT FOR A SIGN AND LANDSCAPING FOR THE BENEFIT OF THE OWNERS OF LOT 2 AS CREATED BY AND SUBJECT TO THE PROVISIONS CONTAINED IN THE "DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND EASEMENTS APPLICABLE TO THE MANOR CARE SHORT PLAT" DATED AUGUST 18, 2000, RECORDED UNDER AUDITOR'S FILE NUMBER 200009210620.

SITUATE IN THE COUNTY OF SNOHOMISH, STATE OF WASHINGTON.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Puyallup (Alterra III)

EXHIBIT A	34. Pierce County, WA
LEGAL DESCRIPTION

Parcel 1:

ALL THAT CERTAIN REAL PROPERTY, BEING A PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 28, TOWNSHIP 19 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN PIERCE COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 28,
THENCE, ALONG THE SOUTH LINE OF SECTION 28, SOUTH 89O 44' 39" EAST 430.01 FEET, THENCE NORTH 00O 03' 41" WEST 30.00 FEET TO THE NORTH RIGHT-OF-WAY LINE OF THE 176TH STREET EAST (ALSO KNOWN AS PREDERICKSON EXTENSION COUNTY ROAD, A 60 FOOT RIGHT OF WAY), SAID POINT BEING THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND,
THENCE, PARALLEL WITH AND 430.00 FEET EAST FROM THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 28, NORTH 00O 03' 41" WEST 599.60 FEET, TO THE SOUTH LINE OF THE PLAT OF LYNDEHURST RECORDED UNDER RECORDING NUMBER 9008290271, PIERCE COUNTY RECORDS,
THENCE ALONG THE SOUTH LINE OF THE PLAT OF LYNDEHURST, SOUTH 89O 45' 20" EAST (PLAT BEARING SOUTH 89O 44' 39" EAST) 350.00 FEET;
THENCE, LEAVING SAID SOUTH LINE OF THE PLAT OF LYNDEHURST, SOUTH 00O 03' 41" EAST 599.67 FEET TO THE NORTH RIGHT-OF-WAY LINE OF 176TH STREET EAST;
THENCE ALONG SAID NORTH RIGHT OF WAY LINE, PARALLEL WITH AND 30.00 FEET NORTH FROM THE SOUTH LINE OF SAID SECTION 28, NORTH 89O 44' 39" WEST 350.01 FEET TO THE TRUE POINT OF BEGINNING.

ALSO KNOWN AS PARCEL 2 OF BINDING BITE PLAN, OEM HEIGHTS P.D.D. - PHASE 2 RECORDED UNDER RECORDING NUMBER 3001230774.

TOGETHER WITH A NON-EXCLUSIVE EASEMENT FOR ACCESS (INGRESS AND EGRESS) AND UTILITY PURPOSES, AS GRANTED BY DEED RECORDED MARCH 20, 1998 UNDER RECORDING NUMBER 9803200500, IN, ON, OVER, UNDER THROUGH AND ACROSS A STRIP OF LAND 60.00 FEET IN WIDTH, THE PERIMETER BOUNDARIES OF WHICH ARE DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF THE ABOVE DESCRIBED PARCEL OF LAND, BEING A POINT ON THE SOUTH LINE OF THE PLAT OF LYNDEHURST, RECORDED UNDER AUDITOR'S FILE NUMBER 9008290271, PIERCE COUNTY, AND BEING THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED 60.00 FOOT WIDE EASEMENT STRIP OF LAND;
THENCE ALONG THE SOUTH LINE OF SAID PLAT OF LYNDEHURST AND THE SOUTH LINE OF THE PLAT OF STRATFORD COURT, RECORDED UNDER AUDITOR'S FILE NO. 9408310599, RECORDS PIERCE COUNTY, NORTH 89O 45' 20" WEST (PLAT BEARING NORTH 89O 44' 39" WEST) 400.01 FEET TO THE EASTERLY RIGHT OF WAY LINE OF 86TH AVENUE EAST.
THENCE ALONG SAID EASTERLY RIGHT OF WAY LINE, PARALLEL WITH AND 30.00 FEET EAST FROM THE WEST LINE OF SECTION 28, TOWNSHIP 19 NORTH, RANGE 4 EAST OF THE WILLAMETTE MERIDIAN, SOUTH 00O 03' 41" EAST 60.00 FEET;
THENCE PARALLEL WITH AND 60.00 FEET SOUTH FROM THE SOUTH LINES OF SAID PLAT OF STRATFORD COURT AND SAID PLAT OF LYNDEHURST, SOUTH 89O 45' 20" EAST 400.01 FEET TO THE WEST LINE OF THE ABOVE DESCRIBED PARCEL OF LAND,
THENCE ALONG SAID WEST LINE, NORTH 00O 03' 41" WEST 60.00 FEET TO THE TRUE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Parcel 3

ALSO TOGETHER WITH A NON-EXCLUSIVE EASEMENT FOR ACCESS (INGRESS AND EGRESS) AND UTILITY PURPOSES, AS GRANTED BY DEED RECORDED MARCH 20, 1998 UNDER RECORDING NUMBER 9803200500, IN, ON, OVER, UNDER, THROUGH AND ACROSS A STRIP OF LAND 60.00 FEET IN WIDTH, THE PERIMETER BOUNDARIES OF WHICH AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF THE ABOVE DESCRIBED PARCEL OF LAND, BEING A POINT ON THE SOUTH LINE OF PLAT OF LYNDEHURST RECORDED UNDER AUDITOR'S FILE NO 9008290271, PIERCE COUNTY RECORDS, AND BEING THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED 60.00 FOOT WIDE EASEMENT STRIP OF LAND;
THENCE ALONG SAID SOUTH LINE OF THE PLAT OF LYNDEHURST, SOUTH 89O 45' 20" EAST (PLAT BEARING SOUTH 89O 44' 39" EAST) 786.91 FEET TO AN ANGLE POINT;
THENCE SONTINUING ALONG SAID SOUTH LINE, NORTH 63O 45' 21" EAST 833.95 FEET TO THE WESTERLY RIGHT OF WAY LINE OF GEM HEIGHTS DRIVE;
THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE SOUTH 33O 48' 06" EAST 9.90 FEET; THENCE CONTINUING ALONG SAID WESTERLY RIGHT OF WAY LINE, SOUTHEASTERLY 50.53 FEET ALONG THE ARC OF A 1,774.34 FOOT RADIUS CURVE, CONCAVE TO THE SOUTHWEST, THROUGH A CENTRAL ANGLE OF 01O 37' 54";
THENCE PARALLEL WITH AND 60.00 FEET SOUTHERLY FROM THE SOUTH LINE OF THE PLAT OF LYNDEHURST, SOUTH 63O 45' 21" WEST 855.20 FEET;
THENCE CONTINUING PARALLEL WITH AND 60.00 FEET SOUTHERLY FROM SAID SOUTH LIND, NORTH 89O 45' 20" WEST 800.71 FEET, TO THE EAST LINE OF THE ABOVE DESCRIBED PARCEL OF LAND;
THENCE ALONG SAID EAST LINE NORTH 00O 03' 41" WEST 60.00 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH THE RIGHTS, BENEFITS AND APPORTENANCES OF THE PERPETUAL NONEXCLUSIVE APPURTENANT EASEMENT AS DESCRIBED IN THAT ACCESS AND UTILITY EASEMENT AGREEMENT DATED MARCH 20, 1998 AND RECORDED MARCH 29, 1998 UNDER RECORDING NUMBER 9803200499, BY AND BETWEEN ALS-CLARE BRIDGE, INC., A DELAWARE CORPORATION AND FOREST VENTURES, INC., A WASHINGTON CORPORATION.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Kenosha (Alterra I)

EXHIBIT A	36. Kenosha County, WI
LEGAL DESCRIPTION

PARCEL I: Lot 1 of CERTIFIED SURVEY MAP NO. 2056, recorded as Document No. 1112208, being a resubdivision of Lot 9 Cornerstone Subdivision, a division of Lot 2 of Certified Survey Map No. 1536, being part of the Southwest Quarter of the Southwest Quarter of Section 5, Township 1 North, Range 22 East of the Fourth Principal Meridian. Said Lot 1 is more particularly described as follows: Begin at the Southwest corner of Lot 9 of said Cornerstone Subdivision; thence North 03o 09' 06" West 321.52 feet along the line between Lots 8 and 9 of said Cornerstone Subdivision, thence North 85o 13' 26" East, 344.50 feet; thence South 03o 07' 56" East, 378.82 feet to the South line of said Lot 9 in the Northerly line of 74th Street; thence along said street (and the South line of Lot 9) North 87o 44' 53" West, 13.23 feet; thence 334.37 feet along the arc of a curve to the right having a radius of 3,741.39 feet and chord which bears North 85o 11' 15" West, 334.26 feet to the point of beginning. Said land being in the City of Kenosha, County of Kenosha and State of Wisconsin.

PARCEL II: A non-exclusive easement for vehicular and pedestrian ingress and egress and a construction easement both as granted in that certain Driveway Easement Agreement dated March 4, 1999, recorded in the office of the Register of Deeds for Kenosha County, Wisconsin on March 16, 1999, as Document No. 1136697, over the following described land: The Western 10 feet of that certain cross access easement over part of Lot 8, Cornerstone Subdivision, as shown on Certified Survey Map No. 2056, recorded as Document No. 1112208, Kenosha County Register of Deeds.

PARCEL III: A non-exclusive easement for the purpose of draining surface water and construction easement as granted in that certain Storm Water Drainage Agreement dated March 3, 1999, recorded in the office of the Register of Deeds for Kenosha County, Wisconsin on March 16, 1999, as Document No. 1136698, over the following described land: That certain Storm Water Drainage and Management Area as shown on the Plat of Cornerstone Subdivision, as recorded in the office of the Register of Deeds for Kenosha County, Wisconsin on September 27, 1996, as Document No. 1036943.

That part of the Southwest Quarter of the Southwest Quarter of Section 5, Township 1 North, Range 22 East, more particularly described as follows: Commencing at the Southeast corner of Lot 8 of Cornerstone Subdivision, thence along the line separating Lots 8 and 9 North 3o 09' 06" West, 205.00 feet to a point; thence perpendicular to said Lot Division Line, South 86o 50' 54" West, 300.00 feet to the point of beginning; thence South 3o 09' 06" East, 31.44 feet; thence South 86o 50' 54" West, 200.00 feet; thence South 43o 17' 49" West, 41.19, feet to a point lying on the Northerly right-of-way of 74th Street; thence along said Northerly right-of-way 9.63 feet along the arc of a curve to the right of having a radius of 217.00 feet and a chord which bears North 25o 57' 47" West, 9.63 feet; thence North 43o 17' 49" East, 73.94 feet, thence North 86o 50' 54" East, 180.00 feet to the point of beginning. Said land being in the City of Kenosha, County of Kenosha and State of Wisconsin.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

LaCrosse MC (Alterra I)

EXHIBIT A	37. LaCrosse County, WI
LEGAL DESCRIPTION

Lots 1 and 2 of Certified Survey Map filed November 17, 1997 in Volume 7 of Certified Survey Maps, page 183-183A, as Document No. 1184908 being part of the SE 1/4 of the NE 1/4 of Section 17, Township 15 North, Range 7 West and part of the SW 1/4 of the NW 1/4 of Section 16, Township 15 North, Range 7 West, City of LaCrosse, LaCrosse County, Wisconsin.

3141 and 3161 East Avenue South. (Tax Parcel Nos. 17-50312-096 and 17-50312-097).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

LaCrosse AL (Alterra I)

EXHIBIT A	38. LaCrosse County, WI
LEGAL DESCRIPTION

Lots 1 and 2 of Certified Survey Map filed November 17, 1997 in Volume 7 of Certified Survey Maps, page 183-183A, as Document No. 1184908 being part of the SE 1/4 of the NE 1/4 of Section 17, Township 15 North, Range 7 West and part of the SW 1/4 of the NW 1/4 of Section 16, Township 15 North, Range 7 West, City of LaCrosse, LaCrosse County, Wisconsin.

3141 and 3161 East Avenue South. (Tax Parcel Nos. 17-50312-096 and 17-50312-097).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Pittsford (Alterra II)

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND, situate in the Township 12, part of Town Lot 63, Range 4, Town of Perinton, County of Monroe, State of New York, being more particularly bounded and described as follows:

Beginning at a point on the westerly right-of-way line of Sully's Trail (60' wide) at the southeast corner of Lot 1, as shown on a subdivision map entitled "Meadowgate Office Park" filed in Liber 253 of Maps, Page 43; thence,

1)    southerly, continuing on said westerly right-of-way line, on a curve to the right having a radius of 370.00 feet, a central angle of 29o 15' 37", for an arc length of 188.96 feet to a concrete monument found at the point of tangency; thence,

2)    South 00o 34' 45" East, continuing on said westerly right-of-way line, a distance of 298.37 feet to a point on the division line between the property of Perinton Sully's Trail, LLC, reputed owner on the north and the property of O'Brien Homes, Inc., reputed owner on the south; thence,

3)    South 89o 25' 15" West, along the last mentioned division line, a distance of 594.10 feet to a point on the easterly line of the Bushnell's Basin Interchange; thence,

4)    northerly, on said easterly line of the Bushnell's Basin Interchange, on a curve to the left having a radius of 332.00 feet, a central angle of 63o 10' 16", an arc length of 366.04 feet to a point on the southerly line of said Lot 1; thence,

5)    North 75o 40' 39" East, on said southerly line of Lot 1, a distance of 553.73 feet to the POINT OF BEGINNING

Said parcel being 5.331 acres, more or less, as shown on a subdivision map prepared by Bergman Associates entitled "Meadowgate Office Park Further Subdivision of Lot 2", filed in Liber 290 of Maps, Page 43, on October 25, 1996 in the Monroe County Clerk's Office.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Williamsville (Alterra II)

EXHIBIT A

Legal Description

ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Amherst, County of Erie and State of New York, being part of Lot No. 2, Township 12 and Range 7 of the Holland Land Company's Survey, bounded and described as follows:

Beginning at a point in the north line of Main Street, being a street 99 feet wide, 535.05 feet westerly from the southeast corner of Lot No. 2; thence westerly along the north line of Main Street 263.34 feet to a point; thence;

1)    northeasterly on a course N 11o 31' 35" E, 135 feet to a point; thence;

2)    northwesterly on a course N 03o 13' 48" W, 103.76 feet to a point; thence;

3)    northwesterly on a course N 78o 28' 25" W, 140 feet to a point; thence;

4)
northeasterly on a course N 11[o] 31' 35" E, and being parallel with the East Line of Lot No. 2, 392.36 feet to a point in the south line of Map Cover 2632 which is also the north line of premises conveyed to Kennard Ragon and Agnus Ragon, his wife, be deed recorded in Erie County Clerk's Office in Liber 2847 of Deeds at Page 404; thence;

5)    easterly along the said line on a course N 89o 00' 07" E, 500.10 feet to a point; thence;

6)    southwesterly on a course S11o 31' 35" W, 407.45 feet to a point; thence;

7)	northwesterly on a course N 78[o] 28' 25" W, 63.97 feet to a point on a line parallel with the east line of Lot No. 2; thence;

8)	southeasterly along said line on a course S 11[o] 31' 35" W, 275 feet to a point in the north line of Main Street, said point being the point or place of beginning.

Said parcel being 6.133 acres, more or less.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Utica (Alterra II)

EXHIBIT A

Legal Description

The land referred to in the Policy, situated in the County of Macomb, City of Utica, State of Michigan, is described as follows:

Part of the Southeast 1/4 of Section 35, Town 3 North, Range 12 East, City of Utica, Macomb County, Michigan, being more particularly described as follows: Commencing at the East 1/4 corner of Section 35, Town 3 North, Range 12 East; thence South 89 degrees 44 minutes 23 seconds West, 102.00 feet to the point of beginning; thence South 00 degrees 04 minutes 26 seconds East, 400.00 feet; thence South 89 degrees 44 minutes 23 seconds West 305.00 feet; thence North 00 degrees 15 minutes 37 seconds West, 400.00 feet; thence North 89 degrees 44 minutes 23 seconds East, 306.30 feet to the point of beginning.

TOGETHER with a non-exclusive perpetual Access Easement, over the land described in Exhibit A attached hereto, and a non-exclusive perpetual Storm Water Sewer Easement, over the land described in Exhibit B attached hereto, both as granted in that certain Declaration of Easements and Agreement for Maintenance between Northpointe-Utica Limited Partnership and North Schoenherr Limited Partnership dates April 30, 1996, recorded June 26, 1996, in Liber 7061, page 586.

Tax Map #07-35-400-037

45969 North Pointe Blvd
Utica, Michigan 48215

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A

Legal Description

Ingress and Egress Agreement:

An ingress and egress easement being a part of the Southeast 1/4 of Section 35, Town 3 North, Range 12 East, City of Utica, Macomb County, Michigan, being more particularly described as commencing at the East 1/4 corner of said Section 35; thence South 89 degrees 44 minutes 23 seconds West, 633.30 feet along the East-West 1/4 line of said Section 35; thence South 00 degrees 15 minutes 37 seconds East, 400.00 feet; thence North 89 degrees 44 minutes 23 seconds East, 198.55 feet to the point of beginning; thence 9.05 feet along the arc of a curve to the left (radius 25.00 feet, central angle 20 degrees 43 minutes 52 seconds, chord bears North 10 degrees 06 minutes 19 seconds East, 9.00 feet); thence North 00 degrees 15 minutes 37 seconds West, 279.34 feet; thence 29.80 feet along the arc of a curve to the left (radius 20.00 feet, central angle 85 degrees 22 minutes 41 seconds, chord bears North 42 degrees 56 minutes 58 seconds West, 27.12 feet); thence 10.95 feet along the arc of a curve to the right (radius 40.00 feet, central angle 15 degrees 41 minutes 25 seconds, chord bears North 77 degrees 47 minutes 36 seconds West, 10.92 feet); thence 3.05 feet along the arc of a curve to the left (radius 2.00 feet, central angle 87 degrees 16 minutes 14 seconds, chord bears South 66 degrees 25 minutes 00 seconds West, 2.76 feet); thence South 22 degrees 46 minutes 52 seconds West 18.05 feet; thence 112.87 feet along the arc of a curve to the right (radius 60.00 feet, central angle 107 degrees 46 minutes 58 seconds, chord bears North 13 degrees 19 minutes 38 seconds West, 96.95 feet); thence South 49 degrees 26 minutes 09 seconds East, 18.05 feet; thence 3.05 feet along the arc of a curve to the left (radius 2.00 feet, central angle 87 degrees 16 minutes 14 seconds, chord bears North 36 degrees 55 minutes 44 seconds East, 2.76 feet); thence 65.21 feet along the arc of a curve to the right (radius 40.00 feet, central angle 93 24 minutes 46 seconds, chord bears due East 58.23 feet); thence 3.05 feet along the arc of a curve to the left (radius 2.00 feet, central angle 87 degrees 16 minutes 14 seconds, chord bears South 86 degrees 55 minutes 44 seconds East, 2.76 feet); thence 49 degrees 26 minutes 09 seconds East, 18.05 feet; thence 24.13 feet along the arc of a curve to the right (radius 60.00 feet, central angle 23 degrees 02 minutes 47 seconds, chord bears South 29 degrees 02 minutes 27 seconds East, 23.97 feet); thence South 71 degrees 02 minutes 59 seconds West, 18.26 feet; thence 2.97 feet along the arc of a curve to the left (radius 2.00 feet, central angle 85 degrees 09 minutes 04 seconds, chord bears South 28 degrees 28 minutes 27 seconds West, 2.71 feet); thence 10.33 feet along the arc of a curve to the right (radius 39.53 feet, central angle 14 degrees 58 minutes 13 seconds, chord bears South 06 minutes 36 degrees 58 seconds East, 10.30 feet); thence South 00 degrees 28 minutes 15 seconds East, 57.38 feet; thence South 00 degrees 19 minutes 25 seconds East, 179.94 feet; thence South 00 degrees 10 minutes 32 seconds East, 58.02 feet; thence South 00 degrees 12 minutes 02 seconds East, 42.78 feet; thence 9.44 feet along the arc of a curve to the left (radius 25.21 feet, central angle 21 degrees 26 minutes 36 seconds, chord bears South 10 degrees 52 minutes 21 seconds East, 9.38 feet); thence along the North line of North Pointe Boulevard, South 89 degrees 44 minutes 23 seconds West, 28.30 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A

Legal Description

Twenty (20.00) Foot Wide Storm Sewer Easement:

The centerline of a Twenty (20.00) foot wide easement for storm sewer in part of the Southeast 1/4 of Section 35, Town 3 North, Range 12 East, City of Utica, Macomb County, Michigan, being more particularly described as beginning at a point distant South 09 degrees 44 minutes 23 seconds West, 633.30 feet along the East-West 1/4 line of said Section 35 and South 00 degrees 15 minutes 37 seconds East, 349.02 feet from the East 1/4 corner of said Section 35; thence North 09 degrees 44 minutes 23 seconds East, 30.31 feet; thence North 60 degrees 13 minutes 27 seconds East, 65.00 feet; thence South 68 degrees 58 minutes 34 seconds East, 135.00 feet; thence North 67 degrees 14 minutes 35 seconds East, 13.35 feet; thence South 67 degrees 14 minutes 35 seconds West, 13.35 feet; thence North 00 degrees 15 minutes 37 seconds West, 254.00 feet; thence North 69 degrees 30 minutes 12 seconds East, 13.15 feet to the point of ending.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

East Niskayuna (Alterra II)

EXHIBIT A

ALL THAT CERTAIN TRACT, PIECE OR PARCEL OF LAND, situate, lying and being in the Town of Niskayuna, Schenectady County, New York.lying generally northeasterly of Troy-Schenectady Road (New York State Route 7, S.H. No. 407), and being more particularly bounded and described as follows:

Beginning at the point of intersection of the common line between the lands of Earl Fagel as described in Liber 792 of Deeds at page 334 on the northwest and the land snow or formerly of Christman on the southeast with northeaseterly margin of Troy-Schenectady Road (New York State Route 7) and runs thence from said point of beginning along said common line North 35o 03' 40" East, a distance of 151.30 feet to a point; thence along the common line between the lands of said Fagel on the Southwest and the lands now or formerly of said Christman on the northeast, North 46o 32' 30" West a distance of 128.33 feet to a point; thence along the common line between the lands now or formerly of said Christman on the Southeast and "Map No. 1 Merlin Park Estates Property of Lino Delzotto", prepared by C.T. Male Associates P.C., dated October 8, 1955 and filed in the Schenectady County Clerk's Office on February 29, 1956 in Drawer 68 as Map 117, new Map No. G 199, on the Northwest, North 61o 44' 00" East, a distance of 271.45 feet to a point; thence through the lands now or formerly of said Christman the following seven (7) courses: 1) South 51o 32' 19" East, a distance of 86.87 feet to a point; 2) North 67o 02' 08" East, a distance of 105.27 feet to a point; 3) South 54o 43' 26" East, a distance of 216.20 feet to a point; 4) Southerly along a curve to the left of radius 269.52 feet, an arc distance of 50.07 feet to a point of tangency, the chord for the above described curve being South 11o 26' 35" West 50.00 feet; 5) South 05o 59' 26" West, a distance of 121.55 feet to a point of curve; 6) Southerly along a curve to the left of radius 230.00 feet, an arc distance of 128.78 feet to a point of tangency, the above described curve being South 10o 03' 00" East 127.11 feet; 7) South 26o 05' 26" East, a distance of said Christman and the lands now or formerly of Lino DelZotto, Southerly along a curve to the right of radius 30.00 feet, an arc distance of 42.37 feet to a point on the northwesterly margin of Pinecrest Drive, the chrod for the above described curve being South 14o 21' 58" West, 38.93 feet; thence along the Northwesterly margin Southwesterly along a curve to the left of radius 349.91 feet; an arc distance of 100.78 feet to a point of tangency, the chord for the above described curve being South 46o 34' 18" West 100.43 feet and continuing along said Northwesterly margin of PineCrest Drive, South 38o 19' 15" West, a distance of 111.66 feet to point on the aforementioned Northeasterly margin of Troy-Schenectady Road (New York State Route 7); thence along said Norhteasterly margin the following two courses; 1) North 51o 32' 19" West, a distance of 458.87 feet to a point; and 2) North 57o 47' 37" West, a distance of 106.23 feet to the point or place of beginning

TOGETHER WITH all the rights, title and interest granted to Niskayuna Pinecrest Drive, LLC as grantee of that certain Sanitary Sewer Easement dated as of April 10, 1997 recorded in Liber 1517 cp 109 in the Schenectady County Clerk's Office.

TOGETHER WITH all the rights, title and interest granted to Niskayuna Pinecrest Drive, LLC as grantee of that certain Utility Easement dated as of April 10, 1997 recorded in Liber 1517 cp 115 in the Schenectady County Clerk's Office.

TOGETHER WITH all the rights, title and interest granted to Niskayuna Pinecrest Drive, LLC as grantee of that certain Access Easement dated as of April 10, 1997 recorded in Liber 1517 cp 122 in the Schenectady County Clerk's Office.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Westampton (Alterra II)

EXHIBIT A

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF WESTAMPTON, COUNTY OF BURLINGTON, STATE OF NEW JERSEY, BEING KNOWN AS BLOCK 204, LOT 3.03 AS SHOWN ON A PLAN ENTITLED, "FINAL PLAN OF SUBDIVISION, BLOCK 204, LOT 3, SHEET 2," PREPARED BY LORD, ANDERSON, WORRELL & BARNETT, INC., FILED IN THE BURLINGTON COUNTY CLERK'S OFFICE AS MAP NO. 05894; AND BEING MORE PARTICULALY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY RIGHT OF WAY LINE OF WOODLANE ROAD, COUNTY ROUTE NO. 630, (86 FEET WIDE), CORNER TO LOT 3.02, SAID POINT BEING MEASURED THE FOLLOWING TWO COURSES ALONG THE SOUTHERLY RIGHT OF WAY LINE OF WOODLANE ROAD FROM A CONCRETE MONUMENT, SET, IN THE MUNICIPAL BOUNDARY BETWEEN THE TOWNSHIPS OF WESTAMPTON AND WILLINGBORO.

(A)    EASTWARDLY ALONG THE ARC OF A CIRCLE CURVING TO THE LEFT WITH A RADIUS OF 1,043.00 FEET, AN ARC DISTANCE OF 126.75 FEET HAVING A CHORD BEARING SOUTH 70 DEGREES 04 MINUTES 15 SECONDS EAST, 126.67 FEET TO A CONCRETE MONUMENT, SET, MARKING THE POINT OF TANGENCY OF SAID CURVE; THENCE

(B)    SOUTH 73 DEGREES 33 MINUTES 09 SECONDS EAST, 252.28 FEET, AND FROM SAID BEGINNING POINT; RUNNING

(1)    ALONG THE SOUTHERLY LINE OF WOODLANE ROAD, SOUTH 73 DEGREES 33 MINUTES 09 SECONDS EAST, 662.70 FEET TO A CONCRETE MONUMENT, SET, CORNER TO LOT 3.04; THENCE

(2)    ALONG SAID LOT 3.04, SOUTHEASTWARDLY ALONG THE ARC OF CIRCLE CURVING TO THE RIGHT WITH A RADIUS OF 75.00 FEET, AN ARC DISTANCE OF 117.37 FEET HAVING A CORD BEARING SOUTH 28 DEGREES 43 MINUTES 09 SECONDS EAST, 105.76 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE

(3)    STILL ALONG SAID LOT 3.04, SOUTH 16 DEGREES 06 MINUTES 51 SECONDS WEST, 459.76 FEET TO A POINT CORNER TO THE SAME AND IN LINE OF LOT 3.01; THENCE

(4)    ALONG SAID LOT 3.01, NORTH 73 DEGREES 33 MINUTES 09 SECONDS WEST, 740.37 FEET TO A POINT, CORNER TO LOT 3.02; THENCE

(5)    ALONG SAID LOT 3.02, NORTH 16 DEGREES 26 MINUTES 51 SECONDS EAST, 534.32 FEET TO THE PLACE OF BEGINNING.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSED ONLY):

LOT 3.03, BLOCK 204, ON THE OFFICIAL TAX MAP OF WESTAMPTON TOWNSHIP

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Cary (Alterra II)

Cary, North Carolina

Legal Description

Exhibit A

BEGINNING at an existing iron pipe in the norther right of way of Chapel Hill Road said existing iron pipe marking the southeastern corner of property now or formerly owned by DAMY, Inc. as recorded in Deed Book 7454. Page 14, Wake County Registry; running thence from said beginning point along DAMY, Inc.'s eastern line North 12o 46' 20" East 581.82 feet to an existing iron pipe in the southern line of Braeloch Subdivision, Phase 3 as recorded in Book of Maps 1995, Page 401, Wake County Registry; thence along the southern line of said Braeloch Subdivision, Phase 3 North 86o 09' 30" East 359.94 feet to an existing iron pipe the northwest corner of Crestview Centre Condominium as recorded in Deed Book 8100, Page 753, Wake County Registry; thence along the western line of Crestview Center Condominium South 16o 22' 19" East 411.29 feet to a new PK Nail in the common driveway with Crestview Center Condominium also a point in the northern right of way line of Chapel Hill Road; thence along the northern right of way of Chapel Hill Road South 71o 56' 01" West 635.00 feet to the POINT OF BEGINNING: said described tract containing 5.300 acres (230,868 square feet), more or less and being shown as Lot 1-A on a plat entitled "Subdivision of Tract A. 'property of Durham Life Insurance Company' as recorded in BOM 1993 PG 456" prepared by Niall Gillespie. RLS, dated February 19, 1996 and as recorded in Book of Maps 1996, Page 395, Wake County Registry.

TOGETHER WITH that certain easement for ingress and egress granted in that certain Agreement for Reciprocal Ingress and Egress Easement, recorded in Book 6897, Page 649, Wake County Registry, over the following described property:

SEE EXHIBIT A-1

TOGETHER WITH that certain easement granted for storm drainage facilities granted in that certain Grant of Easement recorded in Book 6897, Page 660, re-recorded in Book 6943, Page 24, Wake County Registry.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Cary (Alterra II)

EXHIBIT A-1

A tract of parcel of land located in the Town of Cary, Cary Township, Wake County and more particularly described as follows:

BEGINNING at a new iron pipe in the northern right of way line of Chapel Hill Road said new iron pipe being located North 71o 56' 01" East 635.00 feet from an existing iron pipe in the northern right of way line of Chapel Hill Road and in the southeastern corner of property new or formerly owned by DAMY, Inc. as recorded in Book 6647, Page 821, Wake County Registry; running thence from said beginning point North 16o 22' 19" West 144.07 feet to a point; thence South 63o 03' 59" East 48.10 feet to a point; thence South 16o 22' 19" Esat 100.05 feet to a point in the northern right of way line of Chapel Hill Road; thence along the northern right of way line of Chapel Hill Road South 71o 56' 01" West 35.01 feet to a new iron pipe, the point and place of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Provident (All Properties)

	Property Name	State	City	County
1.	The Springs of East Mesa	Arizona	Mesa	Maricopa
2.	Woodside Terrace	California	Redwood City	San Mateo
3.	The Atrium	California	San Jose	Santa Clara
4.	Brookdale Place at San Marcos	California	San Marcos	San Diego
5.	The Gables at Farmington	Connecticut	Farmington	Hartford
6.	Chatfield	Connecticut	West Hartford	Hartford
7.	The Classic at West Palm Beach	Florida	West Palm Beach	Palm Beach
8.	The Hallmark	Illinois	Chicago	Cook
9.	The Kenwood of Lake View	Illinois	Chicago	Cook
11.	The Devonshire of Hoffman Estates	Illinois	Hoffman Estates	Cook
13	The Willows	Illinois	Vernon Hills	Lake
14.	Hawthorn Lakes	Illinois	Vernon Hills	Lake
15.	The Berkshire of Castleton	Indiana	Indianapolis	Marion
16.	River Bay Club	Massachusetts	Quincy	Norfolk
18.	Brendenwood	New Jersey	Voorhees	Camden
19.	Ponce de Leon	New Mexico	Santa Fe	Santa Fe
20.	The Gables at Brighton	New York	Rochester	Monroe
21.	Park Place	Washington	Spokane	Spokane

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Forest Grove

EXHIBIT "A"

Legal Description

(FOREST GROVE RESIDENTIAL)

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF WASHINGTON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

A PARCEL OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 1 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF FOREST GROVE, COUNTY OF WASHINGTON AND STATE OF OREGON, DESCRIBED AS FOLLOWS:

BEGINNING AT A 5/8 INCH IRON ROD LOCATED AT THE INTERSECTION OF THE CENTER LINES OF 19TH AVENUE (FORMERLY FIRST AVENUE) AND MAPLE STREET; THENCE NORTH 89O 43' 13" WEST ALONG THE CENTER LINE OF 19TH AVENUE A DISTANCE OF 404.75 FEET; THENCE SOUTH 00O 29' 47" WEST 33.00 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF 19TH AVENUE AND THE TRUE POINT OF BEGINNING OF THE TRACT TO BE DESCRIBED; THENCE ALONG SAID SOUTH RIGHT OF WAY LINE SOUTH 89O 43' 13" EAST 374.57 FEET TO THE WEST RIGHT OF WAY LINE OF MAPLE STREET (30.00 FEET WESTERLY OF THE CENTER LINE THEREOF); THENCE ALONG SAID WEST RIGHT OF WAY LINE SOUTH 00O 48' 00" WEST 293.51 FEET TO THE SOUTH LINE OF THAT CERTAIN TRACT DESCRIBED IN DEED RECORDED IN BOOK 809, PAGE 372, WASHINGTON COUNTY RECORDS; THENCE PARALLEL WITH THE CENTER LINE OF 19TH AVENUE, NORTH 89O 43' 13" WEST 317.08 FEET TO THE EAST LINE OF THAT CERTAIN TRACT TO BE CONVEYED TO T.E. MILLER BY DEED RECORDED IN BOOK 227, PAGE 669, WASHINGTON COUNTY RECORDS; TEHNCE ALONG THE EAST LINE OF SAID MILLER TRACT NORTH 00O 29' 47" EAST 90.00 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN TRACT CONVEYED TO WILLIAM DAVID AND MARGIE LOUISE HOWARTH BY DEED RECORDED IN BOOK 422, PAGE 468, WASHINGTON COUNTY RECORDS; THENCE ALONG THE NORTH LINE OF THE SAID HOWARD TRACT NORTH 89O 43' 13" WEST 55.94 FEET; THENCE NORTH 00O 29' 47" EAST 203.50 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL B:

A PARCEL OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 1 SOUTH, RANGE 3 WEST OF THE WILLAMETTER MERIDIAN, IN THE CITY OF FOREST GROVE, COUNTY OF WASHINGTON AND STATE OF OREGON, DESCRIBED AS FOLLOWS:

BEGINNING AT A 5/8 INCH IRON ROD LOCATED AT THE INTERSECTION OF THE CENTER LINES OF 19TH AVENUE (FORMERLY FIRST AVENUE) AND MAPLE STREET; THENCE ALONG THE CENTER LINE OF 19TH AVENUE NORTH 89O 43' 13" WEST 404.75 FEET; THENCE SOUTH 00O 29' 47" WEST 33.00 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF 19TH AVENUE AND THE TRUE POINT OF BEGINNING OF THE TRACT TO BE DESCRIBED; THENCE SOUTH 00O 29' 47" WEST 203.50 FEET TO THE NORTH LINE OF THAT CERTAIN TTRACT CONVEYED TO WILLIAM DAVID AND MARGIE LOUISE HOWARTH BY DEED RECORDED IN BOOK 422, PAGE 468, WASHINGTON COUNTY RECORDS; THENCE NORTH 89O 43' 13" WEST ALONG THE NORTH LINE OF THE SAID HOWARTH TRACT 44.06 FEET TO THE NORTHWEST CORNER THEREOF, SAID POINT ALSO BEING ON THE EAST LINE OF A TRACT DESCRIBED IN DEED BOOK 404, PAGE 164, WASHINGTON COUNTY RECORDS; THENCE ALONG SAID LAST DESCRIBED EAST LINE NORTH 00O 29' 47" EAST 1.75 FEET TO THE SOUTHEAST

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

CORNER OF TAT CERTAIN TRACT OF LAND DESCRIBED IN CONTRACT OF SALE TO 74 VENTURES, A PARTNERSHIP, RECORDED DOCUMENT 85043483, DEED RECORDS OF WASHINGTON COUNTY; THENCE ALONG THE SOUTH LINE OF SAID 74 VENTURES TRACT NORTH 89O 43' 13" WEST 100.00 FEET TO THE SOUTHWEST CORNER THEREOF; THENCE NORTH 00O 29' 47" EAST ALONG THE WEST LINE OF SAID 74 VENTURES TRACT 201.75 FEET TO THE SOUTH RIGHT OF WAY LINE OF 19TH AVENUE; THENCE SOUTH 89O 43' 13" EAST ALONG SAID SOUTH RIGHT OF WAY LINE 144.06 FEET TO THE TRUE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Mt. Hood

EXHIBIT "A"

Legal Description

(Heritage, Mt. Hood)

ALL THAT CERATIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF MULTNOMAH, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LEASEHOLD INTEREST CREATED PURSUANT TO GROUND LEASE DATED MARCH 6, 1989 BY AND BETWEEN HEALTHLINK, AN OREGON NON-PROFIT CORPORATION, CURRENTLY KNOWN AS LEGACY HEALTH SYSTEM, AS LESSOR, AND CROSSINGS INTERNATIONAL CORPORATION, A WASHINGTON CORPORATION ("CROSSINGS"), AS LESSEE, AS EVIDENCED BY THAT CERTAIN MEMORANDUM OF LEASE DATED MARCH 6, 1989 BY AND BETWEEN HEALTHLINK, AS LESSOR, AND CROSSINGS, AS LESSEE, AND RECORDED ON MARCH 9, 1989 IN BOOK 2184, PAGE 1304 OF THE OFFICIAL RECORDS OF MULTNOMAH COUNTY, OREGON.

PARCEL I:

A TRACT OF LAND LYING IN THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 1 SOUTH, RANGE 3 EAST OF THE WILLIAMETTE MERIDIAN, IN THE CITY OF GRESHAM, COUNTY OF MULTNOMAH AND STATE OF OREGON, SAID TRACT BEING DESCRIBED AS FOLLOWS:

BEGINNING AT APOINT ON THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET, SAID POINT ALSO LYING SOUTH 0O 19' 42" EAST 45.00 FEET AND NORTH 89O 40' 13" EAST, A DISTANCE OF 150.02 FEET FROM THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER OF SECTION 2; AND RUNNING THENCE NORTH 89O 40' 13" EAST ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID SE STARK STREET, A DISTANCE OF 355.00 FEET TO A 5/8 INCH IRON ROD AT THE NORTHWEST CORNER OF LOT 9, BLOCK 6 OF SANDPIPER EAST, DULY REOCRDED SUBDIVISION IN MULTNOMAH COUNTY PLAT BOOK 1209, PAGES 55 AND 56; THENCE SOUTH 1O 04' 42" EAST ALONG THE WEST BOUNDARY OF SAID BLOCK 6 A DISTANCE OF 445.04 FEET TO A POINT; THENCE LEAVING SAID WEST BOUNDARY SOUTH 89O 40' 13" WEST 425.07 FEET TO A POINT; THENCE NORTH 63O 16' 25" WEST 24.15 FEET TO A POINT OF NON TANGENT CURVATURE, THE RADIAL CENTER OF WHICH BEARS NORTH 43O 35' 38" WEST; THENCE NORTHEASTERLY ALONG THE ARC OF A 282.00 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 47O 29' 04", AN ARC DISTANCE OF 233.71 FEET (THE LONG CHORD OF WHICH BEARS NORTH 22O 39' 50" EAST 227.08 FEET) TO A POINT OF TANGENCY; THENCE NORTH 1O 04' 42" WEST 225.00 FEET TO THE POINT OF BEGINNING.

PARCEL II:

UTILITY EASEMENTS RECORDED MARCH 9, 1989 IN BOOK 2184, PAGE 1316, DEED RECORDS, OVER THE FOLLOWING DESCRIBED TRACT:

A TRACT OF LAND LYING IN THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 1 SOUTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF GRESHAM, COUNTY OF MULTNOMAH AND STATE OF OREGON, SAID TRACT BEING DESCRIBED AS FOLLOWS:

COMMENCING AT A 5/8 INCH IRON ROD AT THE NORTHWEST CORNER OF LOT 9 IN BLOCK 6 OF SANDPIPER EAST, A DULY RECORDED SUBDIVISION IN MULTNOMAH COUNTY PLAT BOOK 1209, PAGES 55 AND 56; THENCE SOUTH 01O 04' 42" EAST ALONG THE WEST BOUNDARY OF SAID BLOCK 6, A DISTANCE OF 445.04 FEET; THENCE LEAVING SAID WEST BOUNDARY, SOUTH 89O 40' 13" WEST, 81.23 FEET TO THE TRUE POINT OF BEGINNING OF THE TRACT OF LAND TO BE DESCRIBED;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

THENCE SOUTH 18O 22' 37" EAST, 193.32 FEET TO THE WEST LINE OF LOT 1 BLOCK 6 OF SAID SANDPIPER EAST; THENCE SOUTH 18O 40' 22" WEST ALONG THE WEST LINE OF SAID LOT 1, BLOCK 6, A DISTANCE OF 27.22 FEET TO THE MOST WESTERLY CORNER OF SAID LOT 1, BLOCK 6; THENCE SOUTH 26O 43' 35" WEST ALONG THE WEST BOUNDARY OF SAID SANDPIPER EAST, A DIATNCE OF 47.00 FEET; THENCE LEAVING THE BOUNDARY OF SAID SANDPIPER EAST, NORHT 63O 16' 25" WEST, 69.35 FEET; THENCE NORTH 00O 29' 50" WEST, 192.55 FEET; THENCE NORTH 89O 40' 13" EAST, 20.00 FEET; THENCE SOUTH 00O 29' 50" EAST, 180.29 FEET; THENCE SOUTH 63O 16' 25" EAST, 57.15 FEET; THENCE NORTH 26O 43' 35" EAST, 28.75 FEET; THENCE NORTH 18O 22' 37" WEST, 190.03 FEET; THENCE NORTH 89O 40' 13" EAST, 23.14 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL III:

ACCESS EASEMENT RECORDED MARCH 9. 1989 IN BOOK 2184, PAGE 1311, DEED RECORDS, OVER THE FOLLOWING DESCRIBED TRACT:

A TRACT OF LAND LYING IN THE NORTHEAST QUARTER OF SECTION 2, TOWNSHIP 1 SOUTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN, IN THE CITY OF GRESHAM, COUNTY OF MULTNOMAH AND STATE OF OREGON, SAID TRACT BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET, SAID POINT ALSO LYING SOUTH 0O 19' 42" EAST, 45.00 FEET AND NORTH 89O 40' 13" EAST, A DISTANCE OF 150.02 FEET FROM THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER OF SECTION 2; AND RUNNING THENCE SOUTH 01O 04' 42" EAST, 151.88 FEET; THENCE SOUTH 88O 55' 18" WEST, 54.00 FEET; THENCE NORTH 01O 04' 42" WEST, 152.58 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET; THENCE NORTH 89O 40' 13" EAST, ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SE STARK STREET, A DISTANCE OF 54.00 FEET TO THE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Allenmore
EXHIBIT "A"

Legal Description

(UNION PARK AT ALLENMORE)

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, COUNTY OF PIERCE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LEASEHOLD INTEREST CREATED PURSUANT TO LEASE AGREEMENT OF VETERANS FOREIGN WARS POST 91, DATED DECEMBER 2, 1985, BY AND BETWEEN WILD WEST POST NO. 91 VETERANS OF FOREIGN WARS OF THE UNITED STATES, A CORPORATION, AS LESSOR, AND 2010 UNION LIMITED PARTNERSHIP, A WASHINGTON LIMITED PARTNERSHIP, AS LESSEE, RECORDED ON OCTOBER 29, 1987 AS INSTRUMENT NO. 8710290147 OF THE OFFICIAL RECORDS OF PIERCE COUNTY, WASHINGTON, AS AMENDED BY THAT CERTAIN AMENDMENT OF LEASE AGREEMENT DATED SEPTEMBER 3, 1986, AND THAT CERTAIN LEASE AMENDMENT DATED AS OF THE DATE HEREOF.

PARCEL A:

BEGINNING 362 FEET SOUTH OF THE NORTHWEST CORNER OF GOVERNMENT LOT 1, IN SECTION 7, TOWNSHIP 20 NORTH, RANGE 3 EAST OF THE WILLAMETTE MERIDIAN; THENCE EAST PARALLEL WITH TH NORTH LINE OF SAID LOT 1, 38.00 FEET; THENCE SOUTH PARALLEL WITH THE WEST LINE OF SAID LOT 1, 180.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 18.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 142.00 FEET; THENCE NORTH PARALLEL WITH THE WEST LINE OF SAID LOT 1, 158.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 9.00 FEET; THENCE NORTH PARALLEL WITH THE WEST LINE OF SAID LOT 1, 40.00 FEET; THENCE EAST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 47.91 FEET TO THE WESTERLY RIGHT OF WAY LINE OF UNION AVE. AS CONVEYED TO THE CITY OF TACOMA BY DEED RECORDED DECEMBER 6, 1966, UNDER RECORDING NUMBER 2171084; THENCE SOUTHERLY ALONG SAID WESTERLY RIGHT OF WAY LINE 321.34 FEET TO THE SOUTH LINE OF THE NORTH 679.00 FEET, AS MEASURED ALONG THE WEST LINE OF SAID GOVERNMENT LOT 1; THENCE WEST PARALLEL WITH THE NORTH LINE OF SAID LOT 1, 310.25 FEETE TO THE WEST LINE OF SAID LOT 1; THENCE NORTH ALONG SAID WEST LINE OF LOT 1, 317.00 FEET TO THE BEGINNING.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

PARCEL B:

BEGINNING AT A POINT 412.50 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE WILLAMETTE MERIDIAN IN PIERCE COUNTY, WASHINGTON; SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 165 FEET; THENCE WEST 264 FEET; THENCE NORTH 165 FEET; THENCE EAST 264 FEET TO THE POINT OF BEGINNING.

EXCEPT THE WEST 15 FEET OF THE NORTH 82.5 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA BY DEED RECORDED MAY 07, 1947 UNDER RECORDING NUMBER 1448676, RECORDS OF PIERCE COUNTY, WASHINGTON.

EXCEPT THE WEST 15 FEET OF THE SOUTH 82.5 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA BY DEED RECORDED JANUARY 28, 1947 UNDER RECORDING NUMBER 1439030, RECORDS OF PIERCE COUNTY, WASHINGTON.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED UNDER RECORDING NUMBER 8610060308, RECORDS OF PIERCE COUNTY, WASHINGTON.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

PARCEL C:

BEGINNING 577.50 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE WILLAMETTE MERIDIAN IN PIERCE COUNTY, WASHINGTON; SAID POINT BEING THE TRUE POINT OF BEGINNING; TEHNCE SOUTH 82.5 FEET, THENCE WEST 264 FEET; THENCE NORTH 82.5 FEET; THENCE EAST 264 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THE WEST 15 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA BY DEED RECORDED APRIL 12, 1954 UNDER RECORDING NUMBER 1678966, RECORDS OF PIERCE COUNTY, WASHINGTON.

ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED UNDER RECORDING NUMBER 8610060308, RECORDS OF PIERCE COUNTY, WASHINGTON.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

PARCEL D:

BEGINNING 660 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M. IN PIERCE COUNTY, WASHINGTON; SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 165 FEET; THENCE WEST 264 FEET; THENCE NORTH 165 FEET; THENCE EAST 264 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT THE WEST 30 FEET THEREOF, CONVEYED TO THE CITY OF TACOMA, BY DEED RECORDED UNDER RECORDING NUMBER 8610060308, RECORDS OF PIERCE COUNTY, WASHINGTON.

SITUATE IN THE CITY OF TACOMA, PIERCE COUNTY, WASHINGTON.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Boulder Creek (NHP)

EXHIBIT A

The Atrium

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF BOUDLER, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 1, REMINGTON POST, COUNTY OF BOULDER, STATE OF COLORADO.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Provident (All Properties)

EXHIBIT A

Columbia Edgewater

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, COUNTY OF BENTON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

ALL OF THAT PORTION OF LOT 1, BLOCK 733, PLAT OF RICHLAND, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUMES 6 AND 7 OF PLATS, RECORDS OF BENTON COUNTY, WASHINGTON, WHICH LIES NORTH AND EAST OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 1, A DISTANCE OF 299.83 FEET SOUTH OF THE NORTHEAST CORNER OF SAID LOT 1; THENCE SOUTH 88o 54' 12" WEST A DISTANCE OF 508.0 FEET; THENCE NORTHWESTERLY TO THE NORTH LINE OF SAID LOT 1, TO A POINT WHICH IS 640.00 FEET WEST OF SAID NORTHEAST CORNER AND TERMINUS OF SAID LINE.

PARCEL B:

AN EASEMENT FOR VEHICULAR AND PEDESTRIAN TRAFFIC OVER AND ACROSS A STRIP OF LAND 30.00 FEET WIDE, WHICH LIES SOUTH OF AND IS CONTIGUOUS TO THE SOUTH BOUNDARY OF THE PROPERTY HEREIN ABOVE DESCRIBED.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Provident (All Properties)

EXHIBIT A

Crossings at Allenmore

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, CITY OF TACOMA, COUNTY OF PIERCE, AND MORE PARTICULARLY DESBRIBED AS FOLLOWS:

PARCEL A:

BEGINNING 825 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 ESAT OF THE W.M.;

THENCE WEST 264 FEET;
THENCE SOUTH 165 FEET;
THENCE EAST 264 FEET;
THENCE NORTH 165 FEET TO THE POINT OF BEGINNING.

PARCEL B:

BEGINNING 990 FEET SOUTH OF HTE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;

THENCE WEST 264 FEET;
THENCE SOUTH 165 FEET;
THENCE EAST 264 FEET;
THENCE NORTH 165 FEET TO THE POINT OF BEINNING.

PARCEL C:

BEGINNING AT A POINT 1,155 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;
THENCE SOUTH TO THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 12;
THENCE WEST 264 FEET;
THENCE NORTH TO A POINT DUE WEST OF INITIAL POINT;
THENCE EAST 264 FEET TO THE POINT OF BEGINNING;

EXCEPT THE EAST 15 FEET THEREOF;

AND EXCEPT THE SOUTH 30 FEET THEREOF.

PARCEL D:

BEGINNING AT A POINT 1,155 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;
THENCE WEST 15 FEET;
THENCE SOUTH TO THE NORTH LINE OF SOUTH 23RD STREET;
THENCE EAST 15 FEET;
THENCE NORTH TO THE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Denton North (NHP)

EXHIBIT A

Sterling House of Denton

ALL THAT CERTAIN TRACT OR PARCEL OF LAND LYING AND BEING SITUATED THE ROBERT BEAUMONT SURVEY, ABSTRACT 31, CITY OF DENTON, DENTON COUNTY, TEXAS AND BEING PART OF THE SECOND TRACT AS DESCRIBED IN A DEED FROM RAYZOR INVESTMENT COMPANY TO BARWORTH CORPORATION, ON THE 24TH DAY OF JULY, 1978, RECORDED IN VOLUME 907, PAGE 677 DEED RECORDS OF DENTON COUNTY, TEXAS AND BEING ALL OF LOT 1, BLOCK 1, GATEWAY ADDITION, AN ADDITION TO THE CITY OF DENTON AS SHOWN BY THE PLAT THEREOF RECORDED IN CABINET K, PAGE 238, PLAT RECORDS, DENTON COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND IRON PIN ON THE WEST RIGHT OF WAY OF HINKLE DRIVE, SAID IRON PIN BEING AT THE NORTHEAST CORNER OF LOT 8, BLOCK 2, MEADOW RIDGE ADDITION, AN ADDITION TO THE CITY OF DENTON AS SHOWN BY THE CORRECTION PLAT RECORDED IN CABINET F, PAGE 347, PLAT RECORDS OF DENTON COUNTY, TEXAS.

THENCE NORTH 88 DEGREES 38 MINUTES 35 SECONDS WEST WITH THE NORTH LINE OF SAID MEADOW RIDGE ADDITION, A DISTANCE OF 394.95 FEET TO AN IRON PIN FOUND AT A X-TUE FENCE CORNER POST AT THE NORTHWEST CORNER OF LOT 1, BLOCK 2, OF SAID MEADOW RIDGE ADDITION;

THENCE NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST WITH THE SOUTH LINE OF SAID BARWORTH TRACT AND THE NORTH LINE OF A TRACT DESCRIBED IN A DEED TO THE CITY OF DENTON, RECORDED IN VOLUME 3418, PAGE 118, REAL PROPERTY RECORDS OF DENTON COUNTY, TEXAS, ALONG AND NEAR AN OLD FENCE LINE, A DISTANCE OF 698.04 FEET TO AN IRON PIN SET AT THE SOUTHEAST CORNER OF TRACT III, AS DESCRIBED IN A DEED FROM THE DENTON INDEPENDENT SCHOOL DISTRICT TO THE CITY OF DENTON, TEXAS, RECORDED IN VOLUME 700, PAGE 485, DEED RECORDS OF DENTON COUNTY, TEXAS;

THENCE WITH A CURVE TO THE LEFT ON THE EAST LINE OF SAID TRACT III, OF SAID CITY OF DENTON TRACT, SAID CURVE HAVING A CENTRAL ANGLE OF 06 DEGREES 34 MINUTES 53 SECONDS, A RADIUS OF 2293.0 FEET, AN ARC LENGTH OF 263.39 FEET TO AN IRON PIN SET FOR CORNER;

THENCE SOUTH 88 DEGREES 31 MINUTES 47 SECONDS EAST A DISTANCE OF 1048.62 FEET TO AN IRON PIN SET FOR CORNER ON THE WEST LINE OF HINKLE DRIVE;

THENCE SOUTH 00 DEGREES 48 MINUTES 07 SECONDS WEST WITH THE WEST LINE OF HINKLE DRIVE, A DISTANCE OF 260.00 FEET TO THE POINT OF BEGINNING AND CONTAINING IN ALL 278,152 SQUARE FEET OR 6.3855 ACRES OF LAND.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Ennis (NHP)

UCC-1 Financing Statement
Debtor: Alterra Healthcare Corporation
EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Includes all improvements thereon and all appurtenances thereto.

#4029 - STERLING HOUSR OF ENNIS:

BEING 2.164 ACRES OF LAND LOCATED IN THE WILLIAM GARRETT SURVEY, ABSTRACT NO. 382 AND THE R.A. BARTON SURVEY, ABSTRACT NO. 55; CITY OF ENNIS, ELLIS COUNTY, TEXAS BEING ALL THAT CERTAIN TRACT OF LAND CONVEYED TO STERLING HOUSE CORPORATION ACCORDING TO THE DEED RECORDED IN VOLUME 1220, PAGE 803 OF THE DEED RECORDS OF ELLIS COUNTY, TEXAS AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 1/2-INCH IRON ROD SET AT THE NORTHEAST CORNER OF SAID STERLING HOUSR TRACT BEING THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO WILLOWS APARTMENTS, L.P. ACCORDING TO THE DEED RECORDED IN VOLUME 1216, PAGE 518 OF THE DEED RECORDS OF ELLIS COUNTY, TEXAS AND LYING IN THE WESTERLY RIGHT-OF-WAY LINE OF YORKSTOWN DRIVE (A 60-FOOT-WIDE RIGHT-OF-WAY);

THENCE ALONG THE EAST BOUNDARY LINE OF SAID STERLING HOUSE TRACT WITH THE SAID WESTERLY RIGHT-OF-WAY LINE OF YORKSTOWN DRIVE AS FOLLOWS:

SOUTHEASTERLY, 286.47 FEET ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 820.69 FEET A CENTRAL ANGLE OF 20º 00' 00" AND A CHORD BEARING S 20º 40' 00" E, 285.02 FEET TO AN 'X' CUT IN CONCRETE DRIVE AT THE END OF SAID CURVE;

S 10º 40' 00" E, 92.53 FEET TO A 1/2-INCH IRON ROD SET AT THE SOUTHEAST CORNER OF SAID STERLING HOUSE TRACT;

THENCE S 87º 03' 14" W, 320.00 FEET ALONG THE SOUTH BOUNDARY LINE OF SAID STERLING HOUSE TRACT TO A RAILROAD SPIKE FOUND AT THE SOUTHWEST CORNER THEREOF;

THENCE N 09º 00' 00" W., 261.09 FEET ALONG THE WEST BOUNDARY LINE OF SAID STERLING HOUSE TRACT TO A RAILROAD SPIKE FOUND AT THE NORTHWEST CORNER THEREOF LYING IN THE SOUTH BOUNDARY LINE OF AFORESAID WILLOWS APARTMENTS TRACT;

THENCE ALONG THE NORTH BOUNDARY LINE OF SAID STERLING HOUSE TRACT WITH A SOUTH BOUNDARY OF SAID WILLOWS APARTMENTS TRACT AS FOLLOWS:

NORTHEASTERLY, 130.96 FEET ALONG THE CURVE TO THE LEFT HAVING A RADIUS OF 355.45 FEET A CENTRAL ANGLE OF 21º 06' 35" AND A CHORD BEARING N 69º 53' 17" E, 130.22 FEET TO A 1/2-INCH IRON ROD FOUND AT THE END OF SAID CURVE;

N 59º 20' 00" E, 140.00 FEET TO THE PLACE OF BEGINNING, CONTAINING 2.164 ACRES (94,246 SQUARE FEET) OF LAND.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Broken Arrow (NHP)

UCC-1 Financing Statement
Debtor: Alterrra Heathcare Corporation

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Includes all improvements thereon and all appurtenances thereto.

#4042 - STERLING HOUSE OF BROKEN ARROW:

LOT ONE (1), BLOCK ONE (1), STERLING HEIGHTS 1ST ADDITION, TULSA COUNTY, OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Salina Fairdale (NHP)

UCC-1 Financing Statement
Debtor: Alterra Healthcare Corporation

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Includes all improvements thereon and all appurtenances thereto.

#4044 - STERLING HOUSE OF SALINA II:

ALL OF BLOCK FIVE (5), GEORGETOWN ADDITION TO THE CITY OF SALINA, SALINE COUNTY, KANSAS, LESS THE NORTH ONE HUNDRED TWENTY (120) FEET THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID BLOCK FIVE (5);

THENCE ON AN ASSUMED BEARING OF S 90º 00' 00" WEST A DISTANCE OF TWO HUNDRED SIXTY-FIVE AND THRIDY ONE HUNDREDTHS (265.32) FEET TO THE SOUTHWEST CORNER OF SAID BLOCK FIVE (5);

THENCE N 00º 45' 50" E ALONG THE WEST LINE OF SAID BLOCK FIVE (5) A DISTANCE OF THREE HUNDRED TWENTY-TWO AND FIFTY-GIVE HUNDREDTHS (322.55) FEET TO A POINT ONE HUNDRED TWENTY (120) FEET SOUTH OF THE NORTH LINE OF SAID BLOCK FIVE (5);

THENCE S 89º 53' 25" E PARALLEL TO THE SAID NORTH LINE OF SAID BLOCK FIVE (5) A DISTANCE OF THREE HUNDRED SEVENTY-TWO AND THRITY-EIGHT HUNDREDTHS (372.38) FEET TO A POINT ON THE EAST LINE OF SAID BLOCK FIVE (5);

THENCE ON A NON-TANGENT CURVE TO THE LEFT WITH A RADIUS OF FIVE HUNDRED TWENTY AND NINETY EIGHT HUNDREDTHS (520.98) FEET, AN ARC LENGTH OF THREE HUNDRED FORTY-SIX AND NINETY-ONE HUNDREDTHS (346.91) FEET AND A CHORD BEARING S 19º 05' 24" W TO THE POINT OF BEGINNING. CONTAINING 2.21 ACRES OR 96,248.4 SQ. FT. MORE OR LESS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Tavares (NHP)

EXHIBIT A

Sterling House of Tavares

THAT PART OF TRACT NUMBER 3 OF THE REPLAT OF PASADENA PARK ACCORDING RO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 11, PAGE 69, PUBLIC RECORDS OF LAKE COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF SAID TRACT NUMBER 3, SAID CORNER BEING ON THE SOUTERLY RIGHT-OF-WAY LINE OF COUNTY ROAD 19-A (66 FEET TOTAL WIDTH);

THENCE RUN SOUTH 69 DEGREES 04 MINUTES 42 SECONDS WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 376.00 FEET TO THE POINT OF BEGINNING;

THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE RUN SOUTHERLY ALONG A LINE THAT IS 251.21 FEET WEST OF (BY PERPENDICULAR MEASURE) AND PARALLEL WITH THE EAST LINE OF SAID TRACT NO. 3 A DISTANCE OF 321.21 FEET TO A POINT ON A LINE, SAID LINE BEING 300.00 FEET (BY PERPENDICULAR MEASURE) SOUTH OF THE ABOVE SAID SOUTHERLY RIGHT-OF-WAY LINE OF COUNTY ROAD 19-A;

THENCE RUN SOUTH 69 DEGRESS 04 MINUTES 42 SECONDS WEST ALONG SAID LINE A DISTANCE OF 572.35 FEET TO A POINT ON A LINE, SAID LINKE BEING 300.00 FEET WHEN MEASURED ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF COUNTY ROAD 19-A FROM THE EASTERLY RIGHT-OF-WAY-LINE OF THE COUNTY ROAD LYING BETWEEN TRACTS 2 AND 3 ACCORDING TO THE ABOVE-MENTIONED PLAT OF PASADENA PARK, SAID COUNTY ROAD NOW CALLED MERRY ROAD CO-DIST. #3-4455 AND BEING 66 FEET TOTAL WIDTH;

THENCE RUN NORTH 00 DEGREES 15 MINUTES 55 SECONDS WEST PARALLEL WITH THE EASTERLY RIGHT-OF-WAY LINE OF MERRY ROAD A DISTANCE OF 320.16 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF ABOVE SAID COUNTY ROAD 19-A;

THENCE RUN NORTH 69 DEGREES 04 MINUTES 42 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 574.04 FEET TO THE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Greenville (NHP)

EXHIBIT A-

Sterling House of Greenville

SITUATE IN THE TOWNSHIP OF GREENVILLE, COUNTY OF DARKE, STATE OF OHIO AND BEING ALL OF TRACT ONE (1) STERLING HOUSE PLAZA AS RECORDED IN VOLUME 28, PAGE 136 OF THE DARKE COUNTY RECORDERS OFFICE, GREENVILLE, OHIO.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Avondale (NHP)

EXHIBIT A-

Sterling House of Jacksonville

A PORTION OF THE SOUTH 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 4 SOUTH, RANGE 27 EAST, DUVAL COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FOR A POINT OF BEGINNING COMMENCE AT THE NORTHEAST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 4, TOWNSHIP 4 SOUTH, RANGE 27 EAST; THENCE SOUTH 00º 25' 33" EAST, 454.68 FEET; THENCE SOUTH 89º 01' 03" WEST, 497.84 FET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF ST. AUGUSTINE ROAD (A 100 FOOT RIGHT OF WAY AS NOW ESTABLISHED); THENCE NORTH 19º 15' 00" WEST ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE, 261.75 FEET; THENCE NORTH 73º 08' 45" EAST, 212.83 FEET; THENCE NORTH 01º 01' 19" WEST, 148.43 FEET (ACTUAL) NORTH 01º 00' 00" WEST, 148.89 FEET (RECORD); THENCE NORTH 89º 05' 52" EAST, 379.68 FEET TO THE POINT OF BEGINNING

CONTAINING 5.02 ACRES OR 218,502 SQUARE FEET, MORE OR LESS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Springdale (NHP)

EXHIBIT A

Sterling House of Springdale

SITUATED IN THE STATE OF OHIO, IN THE COUNTY OF HAMILTON AND IN THE VILLAGE OF SPRINGDALE:

ALL OF LOT 1 OF STERLING HOUSE ADDITION AS RECOREDED IN PLAT BOOK 332, PAGE 93 AND RE-RECORDED IN PLAT BOOK 333, PAGE 24 OF THE HAMILTON COUNTY, OHIO RECORDS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Palm Coast (NHP)

EXHIBIT A

Sterling House of Palm Coast

A PARCEL OF LAND BEING A PORTION OF RESERVED PARCEL "B" ACCORDING TO THE SUBDIVISION MAP COUNTRY CLUB COVE SECTION-8, PALM COAST RECORDED IN MAP BOOK 6, PAGES 28 THROUGH 33, OR THE PUBLIC RECORDS OF FLAGLER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A POINT OF REFERENCE BEING THE SOUTHWEST CORNER OF SAID RESERVED PARCEL "B", THENCE NORTH 26O 39' 01" WEST ALONG HTE WEST LINE OF RESERVED PARCEL "B" BEING COMMON AS THE EASTERLY RIGHT-OF-WAY LINE OF CLUB HOUSE DRIVE (60' R/W) A DISTANCE OF 200.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION, THENCE CONTINUE NORTH 26O 39' 01" WEST A DISTANCE OF 354.22 FEET, THENCE NORTH 63O 20' 59" EAST A DISTANCE OF 326.66 FEET, THENCE SOUTH 04O 13' 35" EAST A DISTANCE OF 1.73 FEET, THENCE SOUTH 26O 39' 01" EAST ALONG THE WEST LINE OF THE PLAT LAKE FOREST MAP BOOK 27, PAGES 18 AND 19 A DISTANCE OF 352.62 FEET, THENCE SOUTH 63O 20' 59" WEST A DISTANCE OF 326.00 FEET TO THE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Rotonda (NHP)

EXHIBIT A

Sterling House of Englewood

A PORTION OF LOT 1971, ROTONDA HEIGHTS, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 8, PAGES 26A THROUGH 26Z, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID LOT 1971, SAID POINT BEING ON THE NORTH RIGHT-OF-WAY LINE OF ROTONDA BOULEVARD WEST (100 FOOT RIGHT-OF-WAY_ AND THE EAST RIGHT-OF-WAY LINE OF COUNTY ROAD NO. 775, (100 FOOT RIGHT-OF-WAY); THENCE SOUTH 89O 46' 02" EAST ALONG SAID NORTH RIGHT-OF-WAY LINE OF ROTONDA BOULEVARD WEST, A DISTANCE OF 609.80 FEET TO THE POINT OF BEGINNING. THENCE NORTH 00O 32' 51" EAST A DITANCE OF 118.49 FEET TO THE NORTH LINE OF SAID LOT 1971; THENCE SOUTH 89O 46' 11" EAST, ALONG SAID NORTH LINE, A DISTANCE OF 659.31 FEET; THENCE SOUTH 89O 46' 10" EAST ALONG SAID NORTH LINE A DISTANCE OF 663.00 FEET OF THE WEST LINE OF SAID LOT 1971; THENCE NORTH 00O 26' 52" EAST, ALONG SAID WEST LINE A DISTANCE OF 538.47 FEET; THENCE SOUTH 89O 46' 10" EAST A DISTANCE OF 400.60 FEET TO THE WEST RIGHT OF WAY LINE OF ROTONDA BOULEVARD WEST; THENCE SOUTH 20O 13' 58" WEST, ALONG SAID WEST RIGHT OF WAY LINE, A DISTANCE OF 584.20 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE NORTHWESTERLY HAVING AS ELEMENTS A CENTRAL ANGEL OF 70O 00' 00", A RADIUS OF 164.22 FEET AND A CHORD BEARING OF SOUTH 55O 13' 58" WEST; THENCE SOUTHWESTERLY ALONG SAID WEST RIGHT OF WAY LINE AND THE ARC OF SAID CURVE, AN ARC DISTANCE OF 200.63 FEET TO THE NORTH RIGHT OF WAY LINE OF SAID ROTONDA BOULEVARD WEST AND THE POINT OF TANGENCY OF SAID CURVE, THENCE NORTH 89O 46' 02" WEST ALONG SAID NORTH RIGHT OF WAY LINE, A DISTANCE OF 1371.46 FEET TO THE POINT OF BEGINNING

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Yakima (NHP)

EXHIBIT A

Crossings at Yakima

THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF YAKIMA, STATE OF WASHINGTON AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT A OF SHORT PLAT RECOREDED UNDER AUDITOR'S FILE NUMBER 7001222.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Falling Creek (NHP)

EXHIBIT A

Sterling House of Hickory

LOCATED IN CATAWBA COUNTY, NORTH CAROLINA, LYING AND BEING MIN HICKORY TOWNSHIP, CATAWBA COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 5/8" IRON PIN FOUND, DAVID R. KLASSET'S (DEED BOOK 1446, PAGE 278, CATAWBA COUNTY REGISTRY) NORTHWEST CORNER IN THE SOUTHERN MARGIN OF THE 60' RIGHT OF WAY FOR 29TH AVENUE, N.E. (S.R. 1404), SAID PIN ALSO LOCATED N. 48-17-22 W. 2666.97 FEET FROM N.C. GRID MONUMENT "HONEYCUTT' PUBLISHED NAD 83 DATUM-N 740,928.643', E 1,316,155.675' & RUNNING WITH KLASSET'S WESTERN LINE S. 9-35-50 W. 386.00' TO A 5/8" SOLID IRON PIN SET, A NEW CONTROL CORNER; THENCE A NEW LINE N. 80-24-10 W. 310.00' TO A 5/8" SOLID IRON PIN SET, A NEW CONTROL CORNER: THENCE A NEW LINE N 9-35-50 E. 281.00' TO A 5/8" SOLID IRON PIN SET THENCE N 38-05-50 E. 200.37 TO A 5/8" SOLID IRON PIN SET, A NEW CORNER, IN THE SOUTHERN MARGIN OF THE 60' RIGHT OF WAY FOR 29TH AVENUE, N.E. THENCE WITH THE SOUTHERN MARGIN OF THE 60' RIGHT OF WAY FOR 29TH AVENUE, N.E. (S.R. 1404) AS IT CURVES IN A COUNTHER CLOCKWISE DIRECTION, SAID CURVE HAVING A CHORD BEARING OF S. 62-03-29 E., A CHORD DISTANCE OF 225.87'; A RADIUS OF 733.39' & AN ARC DISTANCE OF 226.77' TO THE POINT OF BEGINNING, ALSO BEING LOT NO. 1 OF BROWN OPERATING COMPANY, INC., AS RECORDED IN PLAT BOOK 42, AT PAGE 53, OF THE CATAWBA COUNTY REGISTER OF DEEDS.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Chandler Ray Road (NHP)

EXHIBIT A

Sterling House of Chandler

A PORTION OF PARCEL FOUR OF MAP OF DEDICATION MISSION PARK RANCH, BOOK 321 OF MAPS, PAGE 33, RECORDS OF MARICOPA COUNTY, ARIZONA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 19, TOWNSHIP 1 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN MARICOPA COUNTY, ARIZONA

THENCE NORTH 88 DEGREES 07 MINUTES 11 SECONDS EAST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 19, AND THE MONUMENT LINE OF RAY ROAD, A DISTANCE OF 903.92 FEET;

THENCE NORTH 01 DEGREES 52 MINUTES 49 SECONDS WEST A DISTANCE OF 65.00 FEET TO A POINT ON THE SOUTH LINE OF SAID PARCEL 4 AND THE NORTH RIGHT-OF-EAY LINE OF RAY ROAD, SAID POINT BEING THE POINT OF BEGINNING;

THENCE CONTINUING NORTH 01 DEGREES 52 MINUTES 49 SECONDS WEST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 320.00 FEET;

THENCE NORHT 88 DEGREES 07 MINUTES 11 SECONDS EAST A DISTANCE OF 362.36 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF MISSION PARK BOULEVARD AS RECORDED IN SAID MAP OF DEDICATION MISSION PARK RANCH, AND THE BEGINNING OF ANON-TANGENT CURVE, CONCAVE EASTERLY WHOSE RADIUS BEARS SOUTH 80 DEGREES 36 MINUTES 13 SECONDS EAST, A DISTANCE OF 640.00 FEET;

THENCE SOUTH 01 DEGREE 52 MINUTES 49 SECONDS EASE ALONG WEST RIGHT-OF-WAY LINE OF SAID MISSION PARK BOULEVARD, A DISTANCE OF 174.85 FEET;

THENCE SOUTH 42 DEGREES 07 MINUTES 11 SECONDS WEST A DISTANCE OF 28.28 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF RAY ROAD;

THENCE SOUTH 88 DEGREES 07 MINUTES, 11 SECONDS WEST ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 330 FEET TO THE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Farmington Hills North (NHP)

Farmington Hills, MI

EXHIBT "A"

LAnd situate in the City of Farmington Hills, Oakland County, State of Michigan, described as follows:

PARCEL A;

Units 1 and 2 of HAMILTON HOUSE CONDOMINIUM, according to the Master Deed thereof, recorded in Liber 13896, pages 363 through 399, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 828.

PARCEL B;

Together with rights in general common elements and limited common elements, as set forth in the above Master Deed and as described in Act 59 of the Public Acts of 1978, as amended.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Utica (NHP)

Utica, MI

EXHIBIT "A"

Land situated in the City of Utica, County of Macomb, State of Michigan, described as follows:

Part of the Southeast 1/4 of Section 35, Town 3 North, Range 12 East, City of Utica, Macomb County, Michigan, being more particularly described as follows: Commencing at the East 1/4 corner of Section 35, Town 3 North, Range 12 East, thence South 89 degrees 44 minutes 23 seconds West 102.00 feet, thence South 00 degrees 04 minutes 26 seconds East 400.00 feet, thence South 89 degrees 44 minutes 23 seconds West 225.00 feet; thence North 00 degrees 15 minutes 37 seconds West 400.00 feet; thence North 89 degrees 44 minutes 23 seconds East 225.00 feet; thence South degrees 15 minutes 37 seconds East 400.00 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Meridian (NHP)

Meridian, MI

EXHIBIT "A"

PARCEL A:

A part of the South 1/2 of the Northeast 1/4 of Section 15, T4N, R1W, Meridian Township, Ingham County, Michigan, commencing at the East 1/4 corner of Section 15, thence along the East-West 1/4 line North 89 degrees 01 minutes 44 seconds West 1497.00 feet, thence North 00 degrees 58 minutes 16 seconds East 60.00 feet to the North right of way line of Tihart Street, also being the Southwest corner of Lot 1, Old English Estates as recorded in Liber 49 of Plats, Pages 36 and 37, Ingham County Records, thence along the North right of way line of Tihart Street North 89 degrees 01 minutes 44 seconds West 172.20 feet; thence Northwesterly 202.65 feet along the arc of a 763.94 foot radius curve to the right whose chord bears North 81 degrees 25 minutes 47 seconds West 202.05 feet; thence North 73 degrees 49 minutes 49 seconds West 76.50 feet to the East right of way line of Marsh Road; thence along said right of way line North 21 degrees 00 minutes 36 seconds East 305.71 feet; thence Northeasterly 279.09 feet along the arc of a 5977.57 foot radius curve to the right whose chord bears North 22 degrees 20 minutes 51 seconds East 279.06 feet; thence South 89 degrees 01 minutes 44 seconds Ease 402.95 feet; thence South 21 degrees 10 minutes 30 seconds West 722.78 feet; thence North 68 degrees 59 minutes 24 seconds West 382.99 feet to the point of beginning.

PARCEL B:

A perpetual easement for sanitary sewer purposes across the following described property: Commencing at the Northeast corner of Lot 24 of Old English Estates No. 2, as recorded in Liber 51 of Plats, Page 3, Ingham County Records; thence North 67 degrees 50 minutes 00 seconds West 114.83 feet; thence North 21 degrees 10 minutes 30 seconds East 10.00 feet; thence South 67 degrees 50 minutes 00 seconds East 115.22 feet; thence along a curve to the left 10.00 feet, said curve having a radius of 233.00 feet, a central angle of 02 degrees 27 minutes 35 seconds and long chord bearing of South 23 degrees 23 minutes 48 seconds West 10.00 feet to the point of beginning.

PARCEL C:

A perpetual easement for sanitary sewer purposes across the following property: Commencing at the Northeast corner of Lot 24 of Old English Estates No. 2, as recorded in Liber 51 of Plats, Page 3, Ingham County Records; thence North 67 degrees 50 minutes 00 seconds West 114.83 feet; thence South 21 degrees 10 minutes 30 seconds West 10.00 feet; thence South 67 degrees 50 minutes 00 seconds East 114.87 feet; thence along a curve to the right 10.00 feet; said curve having a radius of 233.00 feet; a central angle 02 degrees 27 minutes 35 seconds and long chord bearing of North 20 degrees 56 minutes 12 seconds East 10.00 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Troy (NHP)

Troy, MI

EXHIBIT "A"

PARCEL A:

A parcel of land situated in the City of Troy, County of Oakland, State of Michigan, described as follows:

Units 1 and 2 of NORTHFIELD PARKWAY CONDOMINIUM, according to the Master Deed recorded inLiber 17223, Pages 2 through 23, inclusive, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 1042;

PARCEL B:

TOGETHER WITH rights in general common elements and limited common elements, as a set forth in the above Master Deed and as described in Act 59 of the PUblics Acts of 1978, as amended;

PARCEL C:

TOGETHER WITH AND SUBJECT TO easement for access, ingress, egress, and utilities as created, limited and defined in the Declaration of Easements recorded August 4, 1987, in Liber 10041, Page 264, and as amended by the First Amendment to Declaration of Easements recorded June 15, 1992, in Liber 12684, Page 552, Oakland County Records.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Davison (NHP)

Davison, MI

EXHIBIT "A"

A parcel of land situated in the City of Davison, County of Genesee, State of Michigan, described as follows:

Lot 20 of ASSESSOR'S PLAT NO. 4, according to the recorded plat thereof, as recorded in Plat Liber 21, Pages 54 and 55, Genesee County Records, and being more particularly described as follows: Beginning at the Northwest corner of Lot 20; thence North 88 degrees 54 minutes East 192.00 feet along the South line of East Clark Street (66 feet wide); thence South 01 degree 00 minutes 15 seconds East 326.48 feet; thence South 88 degrees 45 minutes West 192.00 feet; thence North 01 degree 00 minutes 15 seconds West 326.99 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Delta MC (NHP)

Delta, MI

EXHIBIT "A"

Parcel A:

A part of Lot 6 of Delta Commerce Park Subdivision, a subdivision located in the Southwest 1/4 of Section 10, T4N, R3W, Delta Township, Eaton County, Michigan, as recorded in Liber 11 of Plats Page 72 through 75, Eaton County Records, being more particularly described as: Beginning at the Southeast corner of said Lot 6; thence South 89 degrees 30 minutes 33 seconds West 518.96 feet along the South line of said Lot 6; thence North 00 degrees 29 minutes 27 seconds West, 60.81 feet; thence North 23 degrees 53 minutes 44 seconds East, 334.86 feet to a point on the South right of way line of Delta Commerce Drive, the following two courses being along said Southerly right or way: (1) South 64 degrees 45 minutes 27 seconds East, 111.36 feet and (2) along a curve to the right 434.94 feet; said curve having a radius of 546.15 feet, central angel of 45 degrees 37 minutes 41 seconds and a long chord bearing of South 41 degrees 56 minutes 36 seconds East 423.53 feet to the point of beginning.

Parcel B:

A part of Lot 6 of Delta Commerce Park Subdivision, a subdivision located in the Southwest 1/4 of Section 10, T4N, R3W, Delta Township, Eaton County, Michigan, as recorded in Liber 11 of Plats, Pages 72 through 75, Eaton COunty Records, being more particularly described as: Commencing at the Southeast corner of said Lot 6; thence South 89 degrees 30 minutes 33 seconds West, 518.96 feet along the South line of said Lot 6 to the point of beginning; thence continuing along said line South 89 degrees 30 minutes 33 seconds West, 153.46 feet; thence North 00 degrees 29 minutes 27 seconds West, 471.32 feet to a point on the South line of Delta Commerce Drive; thence the following two courses being along said South right of way: (1) along a curve to the right 187.10 feet, said curve having a radius of 548.49 feet, central angle of 19 degrees 32 minutes 43 seconds and a long chord bearing of South 74 degrees 31 minutes 48 seconds East, 186.20 feet, and (2) Sough 64 degrees 45 minutes 27 seconds East, 125.11 feet; thence South 23 degrees 53 minutes 44 seconds West, 334.86 feet; thence South 00 degrees 29 minutes 27 seconds East, 60.81 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Grand Blanc MC (NHP)

Holly, MI

EXHIBT A

PARCEL A:

A parcel of land situated in the Township of Grand Blanc, County of Genesee, State of Michigan, described as follows:

Units 1 and 2 of ALS-GRAND BLANC CONDOMINIUM, according to the Master Deed recorded in Master Liber 3529, Pages 375 through 400, inclusive, Genesee County Records, and designated as Genesee County Condominium Subdivision Plan No. 181;

PARCEL B:

Together with rights in general common elements and limited common elements, as set forth in the above Master Deed and as described in Act 59 of the Public Acts of 1978, as amended.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Fort Myers The Colony (NHP)

Fort Myers, FL

EXHIBIT "A"

PARCEL A:

A portion of Lot 4 of The Colony according to the plat thereof recorded in Plat Book 40 at pages 76 through 78, of the Public Records of Lee County, Florida, being more particularly described as follows:

Commence at the intersection of the centerline of Sovereign Drive and American Colony Boulevard as the same are shown on the Plat of The Colony according to the plat thereof recorded in Plat Book 40, at pages 76 through 78 of the Public Records of Lee County, Florida, the same being a point on a circular curve, concave Northwesterly, whose radius point bears

N 68°36'43" W. a distance of 1006.92 feet therefrom; thence run Southwesterly, along the centerline of American Colony Boulevard and along the arc of said curve to the right, having a radius of 1006.92, through a central angle of 02°29'45", subtended by a chord of 43.86 feet at a bearing of S. 22°38'09" W., for a distance of 43.86 feet to the end of said curve; thence run S. 23°53'02" W., along the centerline of American Colony Boulevard for a distance of 218.38 feet, thence run N. 66°06'58" W., for a distance of 50.00 feet to a point on the Northwesterly right-of-way line of American Colony Boulevard, the same being a point on a circular curve, concave Northwesterly, whose radius point bears N. 66°06'58" W., a distance of 1450.00 feet therefrom; thence run Southwesterly, along the Northwesterly right-of-way line of American Colony Boulevard and along the arc of said curve to the right, having a radius of 1450.00 feet, through a central angle of 01°01'26", subtended by a chord of 25.91 feet at a bearing of S. 24°23'45" W. for a distance of 25.91 feet to the Point of Beginning of the parcel of land herein described; thence continue Southwesterly, along the Northwesterly right-of-way line of American Colony Boulevard and along the arc of said curve to the right, having a radius of 1450.00 feet, through a central angle of 01°01'26", subtended by a chord of 25.91 feet at a bearing of S. 24°23'45" W. for a distance of 25.91 feet to the Point of Beginning of the parcel of land herein described; thence continue Southwesterly, along the Nothwesterly right-of-way line of American Colony Boulevard and along the arc of said curve to the right, having a radius of 1450.00 feet, through a central angle of 22°03'50" subtended by a chord of 554.93 feet at a bearing of S. 35°56'23" W., for a distance of 558.38 feet to the end of said curve; thence run N. 05°47'53" W. for a distance of 500.00 feet; thence run N. 84°12'07" E. for a distance of 224.78 feet, thence run S. 65°05'32" E. for a distance of 168.24 feet to the Point of Beginning.

PARCEL B:

Together with that certain non-exclusive easement of maintenance, repair and replacement of sanitary sewer line granted by Easement Agreement dated April 14, 1995 and recorded in OR Book 2593, Page 413, Public Records of Lee County, Florida.

PARCEL C:

Easement rights as set forth in Declaration of Covenants, Conditions and Restrictions for The Colony recorded in OR Book 1968, Page 667, and First Amendment and Restatement of Declaration of Covenants, Conditions and Restrictions for The Colony recorded in OR Book 2108, Page 2157, and Second Amendment of Declaration of Covenants, Conditions and Restrictions for The Colony recorded in OR Book 2186, Page 2555, all in the Public Records of Lee County, Florida.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Ormond Beach West (NHP)

Ormand Beach, FL

EXHIBIT "A"

PARCEL 1:

Lot 9, SOUTHWEST I-95 COMPLEX - PHASE II, according to plat thereof as recorded in Plat Book 46, pages 12 and 13, Public Records of Volusia County, Florida.

PARCEL 2:

Together with easements for the benefit of Parcel 1, as created by the Plat of SOUTHWEST I-95 COMPLES - PHASE II, as recorded in Plat book 46, pages 12 and 13, Public Records of Volusia County, Florida, for the purpose of granting a 35 foot Ingress, Egress and Utility Easement and a 5 foot Sign Easement, both as depicted on said plat.

Parcel ID No. 41-25-09-00-0090

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Crown Point (NHP)

Jacksonville, FL

EXHIBIT "A"

A portion of the Southeast 1/4 of Section 32, Township 3 South, Range 27 East, Duval County, Florida, being more particularly described as follows:

Commence at the Southwest corner of Government Lot 1 of said Section Township, and Range, the same being the Southwest corder of Tract "A", Summer Pines Unit One, Plat Book 37, page 3, of the current public records of said Duval County; thence North 02°01'10" West, along the Westerly line of said Government Lot 1 and said Summer Pines Unit One, 1013.95 feet to the Northwest corner of said Summer Pines Unit One; thence North 89°56'55" East along the North line of said Summer Pines Unit One, 591.22 feet to its intersection with the Westerly right of way line of St. Augustine Road (a 100 foot right of way) as now established; thence North 33°00'42" West along said Westerly right of way line, 376.00 feet to the Point of Beginning.

From said Point of Beginning, thence continue North 33°00'42" West and along said right of way 408.76 feet; thence South 83°39'16" West, 184.83 feet to a point on the East line of a 30 foot easement as recorded in Official Records Book 566, page 97, of said public records of Duval County, Florida; thence South 01°49'46" East and along said East line, 568.16 feet; thence North 57°41'25" East, 459.37 feet to the Point of Beginning and to close.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Manilus (NHP)

Manlius, NY

EXHIBIT "A"

ALL THAT TRACT OR PARCEL OF LAND, situate in the Village of Manlius, Town of Manlius, County of Onondaga and State of New York, being part of Lot 97 in said Town, and being more particularly described as follows:

BEGINNING at a point, said point being N 63º 13' 21" E a distance of 84.91 feet from the northeast corner of the terminus of Thermold Drive (having a 50 foot right-of-way); thence N 43º 27' 20" W a distance of 18.31 feet to a point; thence N 50º 10' 16" W a distance of 60.42 feet to a point; thence N 64º 28' 09" W a distance 101.98 feet to a point; thence S 89º 02' 38" W a distance of 217.67 feet to a point; thence N 64º 48' 39" W a distance of 129.24 feet to a point; thence N 87º 43' 43" W a distance of 5.00 feet to a point; thence N 02º 15' 57" E a distance of 20.00 feet to a point; thence N 84º 00' 00" E a distance of 30.00 feet to a point; thence S 83º 28' 29" E a distance of 117.95 feet to a point; thence N 05º 00' 18" E a distance of 117.00 feet to the South line of Flume Road; thence along the South line of Flume Road N 76º 00' 00" E a distance of 276.63 feet to a point; thence continuing along South Line of Flume Road an arc distance of 120.22 feet; said arc having a radius of 870.09 feet and being subtended by a chord bearing N 72º 02' 30" E a distance of 120.13 feet to a point; thence S 12º 25' 08" E a distance of 115.00 feet to a point; thence S 74º 24' 37" W a distance of 47.20 feet to a distance of 57.00 feet to a point, thence N 43º 27' 20" W a distance of 171.31 feet to a point and place of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Onalaska (NHP)

Onalaska, WI

EXHIBIT "A"

Lot Six (6) and Seven (7) in Block One (1) Rachelle Addition to the city of Onalaska, La Crosse, County, Wisconsin, more particularly described as follows:

Beginning at the Southeast corner of said Lot 6, thence along the South line thereof, S89º53'50" W, 180.00 feet to the Southwest corner thereof; thence N00º06'10" W 199.82 feet (200.00) along the West line of said Lots 6 and 7 to the Northwest corner of said Lot 7; thence N89º53'50" E, 180.00 feet along the North line of said Lot 7 to the Northeast corner thereof, and the West right of way line of 10th Avenue North; thence along said right of way line S00º06'10" E, 199.82 feet (R.A. 200.00) to the point of beginning.

Parcel Nos. 18-4293-0 and 18-4294-0

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Sun Prairie (NHP)

Sun Prairie, WI

EXHIBIT "A"

LOT ONE (1) CERTIFIED SURVEY MAP NO. 6726 RECORDED IN THE DANE COUNTY REGISTER OF DEEDS OFFICE IN VOLUME 33 OF CERTIFIED SURVEY MAPS, PAGES 163-166, AS DOCUMENT NUMBER 2352378, BEING A PART OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 6, TOWNSHIP 8 NORTH, RANGE 11 EAST, IN THE CITY OF SUN PRAIRIE, DANE COUNTY, WISCONSIN, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT ONE (1), CERTIFIED SURVEY MAP NO. 6726; THENCE SOUTH 89º 19' 20" EAST (PREVIOUSLY RECORDED AS SOUTH 88º 19' 20" EAST AND SOUTH 89º 32' 45" EAST), 249.76 FEET ALONG THE NORTHERLY LINE OF SAID LOT ONE (1) TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 00º 41' 03" WEST (PREVIOUSLY RECORDED AS SOUTH 1º 40' 18" WEST AND SOUTH 00º 27' 14" WEST), 174.52 FEET ALONG THE EAST LINE OF SAID LOT ONE (1) AND THE WEST LINE OF BROADWAY DRIVE TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 89º 19' 20"WEST, 249.53 FEET ALONG THE SOUTH LINE OF SAID LOT ONE (1) TO THE SOUTHWEST CORNER THEREOF; THENCE NORTH 00º 36' 28" EAST (PREVIOUSLY RECORDED AS NORTH 1º 37' 32" EAST AND NORTH 00º 27' 14" EAST), 174.53 FEET ALONG THE WEST LINE OF SAID LOT ONE (1) TO THE NORTHWEST CORNER THEREOF AND THE POINT OF BEGINNING.

PARCEL NO. 282-0811-062-9321-1

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Mankato (NHP)

Mankato, MN

EXHIBIT "A"

Lot 1, Block 1, North Star Subdivision No. 2, according to the recorded plat thereof, Blue Earth County, Minnesota, also described by courses and distance as follows:

Beginning at the Southwest corner of Lot 1, Block One, North Star Subdivision No. 2; thence North 00 degrees 00 minutes 00 seconds East (assumed plot datum) along the West line of said Lot 1, a distance of 150.00 feet to the Northwest corner of said Lot 1; thence North 90 degrees 00 minutes 00 seconds East, along the North line of said Lot 1, a distance of 250,00 feet to the Northeast corner of said Lot 1; thence South 00 degrees 00 minutes 00 seconds West, along the East line of said Lot 1, the same being the Westerly right of way line of Teton Lane, a distance of 120.00 feet to the point of curvature of a circular curve to the right; thence Southwesterly along the Southeasterly line of said Lot 1, along a 30.00 foot radius curve, central angle = 90 degrees 00 minutes 00 seconds, an arc distance of 47.12 feet to the point of tangency of said curve; thence South 90 degrees 00 minutes 00 seconds West, along the tangent of said curve, along the South line of said Lot 1, the same being the Northerly right of the way line of Cree Court, a distance of 220.00 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Winona (NHP)

Winona, MN

EXHIBIT "A"

That part of Out Lot 1 of Lake-Side Out Lots to Winona, Minnesota in the Southeast Quarter of the Southeast Quarter (SE1/4 of the SE1/4) of Section Twenty-six (26), Township 107 North, of Range 7, West of the Fifth Principal Meridian, Winona County, Minnesota, described as follows, to-wit:

Commencing on the Southerly line of Belleview Street in Winona, Minnesota at a point 160 feet Easterly from the point of intersection of said Southerly line of Belleview Street with the Easterly line of Mankato Avenue, sometimes known as Stone Road; thence Southerly and parallel with said Easterly line of Mankato Avenue a distance of 150 feet; thence Southeasterly and parallel with said Southerly line of Belleview Street a distance of 215 feet, more or less, to the East line of said Section 26; thence North on said East line a distance of 155 feet, more or less, to the point of intersection with the Southerly line of said Belleview Street extended Easterly in a direct line; thence Westerly along said Southerly line of Belleview Street and said extension thereof, a distance of 209.9 feet, more or less, to the point of beginning;

Excepting from said described parcel of land the Easterly 16.5 feet thereof.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Middleton Century Ave (NHP)

Middleton, WI

EXHIBIT A

LOT ONE (1), CERTIFIED SURVEY MAP NO. 8366 RECORDED IN THE DAN COUNTY REGISTER OF DEEDS OFFICE IN VOLUME 45 OF CERTIFIED SURVEY MAPS, PAGES 196-198, AS DOCUMENT NUMBER 2800950 BEING A PART OF THE SOUTHWEST 1/4 OF SECTION 1, TOWNSHIP 7 NORTH, RANGE 8 EAST, IN THE CITY OF MIDDLETON, DANE COUNTY, WISCONSIN, BOUNDED AND DESRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF SAID 1/4 SECTION, THENCE SOUTH 00º 13' 15" EAST ALONG THE WEST LINE OF SAID 1/4 SECTION 831.57 FEET, THENCE NORTH 86º 48' 35" EAST 150.53 FEET TO THE NORTHEAST LINE OF PRAIRIE VIEW SUBDIVISION, THENCE SOUTH 44º 54' 15" EAST ALONG SAID NORTHEAST LINE 325.82 FEET TO THE POINT OF BEGINNING TO THE LAND TO BE DESCRIBED, CONTINUING THENCE SOUTH 44º 54' 15" EAST 140.00 FEET, THENCE SOUTH 43º 53' 45" WEST 242.00 FEET TO THE NORTHEAST RIGHT OF WAY LINE OF CENTURY AVENUE (COUNTY TRUNK HIGHWAY "M"), THENCE NORTH 44º 54' 15" WEST ALONG SAID RIGHT OF WAY LINE 140.00 FEET, THENCE NORTH 43º 53' 45" EAST 242.00 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 255-008-013-3051-8

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Willmar (NHP)

Wilmar, MN

EXHIBIT "A"

Lot 1, Block 1, WovenHearts Addition, according to the recorded plat thereof, Kandiyohi County, Minnesota, described by metes and bounds as follows:

Commencing at the Northeast corner of the Southeast Quarter of Section 21; thence on an assumed bearing of North 89 degrees 09 minutes 18 seconds West, along the North line of the Southeast Quarter of said Section 21, a distance of 360.01 feet; thence on a bearing of South 0 degrees 27 minutes 09 seconds West, along the West line of said record plat entitled WovenHearts Addition, on file in the office of the Kandiyohi County Recorder, a distance of 75.00 feet to the Northwest corner of Lot 1, Block One, as shown on said record plat entitled WovenHearts Addition, said point is the point of beginning of the land to be described; thence continuing on a bearing of South 0 degrees 27 minutes 09 seconds West, along the West line of said record plat entitles WovenHearts Addition a distance of 222.19 feet to the Southwest corner of Lot 1, Block One of said record plat entitled WovenHearts Addition; thence on a bearing of South 89 degrees 09 minutes 18 seconds East, along the South line of said record plat entitled WovenHearts Addition, a distance of 150.00 feet; thence on a bearing of North 0 degrees 27 minutes 09 seconds East a distance of 40.00 feet, along the boundary of Lot 1, Block One, of said record plat entitled WoverHearts Addition; thence on a bearing of South 89 degrees 32 minutes 51 seconds East, along the South line of said record plat entitled WovenHearts Addition, a distance of 175.00 feet; thence on a bearing of North 0 degrees 27 minutes 09 seconds East a distance of 82.98 feet, along the boundary of Lot 1, Block One, of said record plat entitled WovenHearts Addition; thence on a bearing of North 44 degrees 21 minutes 04 seconds West a distance of 139.07 feet along the boundary of Lot 1, Block One, of said record plat entitled WovenHearts Addition; thence on a bearing of North 89 degrees 09 minutes 18 seconds West, along the North line of Lot 1, Block One, as shown on said record plat entitled WovenHearts Addition, a distance of 227.01 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Faribault (NHP)

Fairbault, MN

EXHIBIT A

Lot 1, Block 1, Windsor Park No. 22, Fairbault, Minnesota, according to the recorded plat thereof, Rice County, Minnesota.

Also described by courses and distances as follows: The part of the South Half of the Southeast Quarter of Section 1, Township 109 North, Range 21 West, Rice County, Minnesota described as:

Commencing at the Northeast corner of the South Half of the Southeast Quarter of said Section 1; thence North 89 degrees 39 minutes 04 seconds West (assumed bearing) along the North line of the South Half of the Southeast Quarter of Section 1, a distance of 598.03 feet to the Northwest corner of Windsor Park No. 21, Fairbault, Minnesota, according to the plat thereof on file and of record with the Rice County Recorder, thence South 00 degrees 08 minues 15 seconds East, along the West line of said Windsor Park No 21, a distance of 38.07 feet to the Northeast of Lot 1, Block 1, Windsor Park No. 22, said point being the point of beginning; thence continuing South 00 degrees 8 minutes 15 seconds East, along the East line of Lot 1, Block 1, Windsor Park No. 22, a distance of 353.32 feet to the Southeast corner of said Windsor Park No. 22 a distance of 154.12 feet to the Southwest corner of said Windsor Park No. 22 a distance of 388.73 feet to the Northwest corner of Lot 1, Block 1, Windsor Park No. 22; thence North 89 degrees 51 minutes 45 seconds East, along the North line of said Lot 1, Block 1, a distance of 150.00 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Derby (NHP)

Derby, KS

EXHIBIT A

Lot 4, Block 1, Tanglewood Second Addition, Derby, Sedgwick County Kansas, except that part of said Lot 4 described as beginning at the Southwest corner of Lot 5, Block 1, Tanglewood Second Addition; thence west on the extended South Line of said Lot 5, 15 feet; thence north parallel with the East line of said Lot 5, 52 feet; thence East parallel with the extended South line of said Lot 5 to a point on the East line of said Lot 4; thence South along the East line of said Lot 4 to the point of beginning, more particularly described as:

A tract of land situated in Lot 4, Block 1, Tanglewood Second Addition, a Subdivision in the Southeast Quarter of Section 6, Township 29 South, Range 2 East of the Sixth Principal Meridian, Derby, Sedgwick County, Kansas, beginning at the Northeast Corner of said Lot 4, Block 1; thence due South (on an assumed bearing) along the East line of said Lot 4, a distance of 174.80 feet to a point; thence South 89° 48' 30" West a distance of 15.00 feet to a point; thence due South a distance of 182.00 feet to a point; thence South 89° 48' 30" West a distance of 468.17 feet to a point; thence North 41° 48' 30" East, a distance of 234.49 feet to a point of curvature; thence Northeasterly along a curve to the right, having a central angle of 27° 53' 13", a radius of 310.00 feet and a chord bearing North 55° 45' 4" East, a distance of 150.88 feet to a point of reverse curvature; thence Northeasterly along a curve to the left, having a central angle of 65° 23' and 3" radius of 120.00 and a chord bearing North 37° 0' 4" East, a distance of 136.94 feet to a point of curvature; thence Southeasterly along a curve to the right, having a central angle of 6° 19' 10" a radius of 716.43 and a chord bearing South 87° 0' 18" East, a distance of 79.02 feet to a point of tangency; thence North 89° 48' 30" East, a distance of 46.47 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Wellington (NHP)

Wellington, KS

EXHIBIT A

The East 260 feet of Outlot 11, Northwest Addition, City of Wellington, Sumner County, Kansas, being part of the Northeast Quarter of Section 15, Township 32 South, Range 1 West of the 6th P.M., Summer County, Kansas;

BEING MORE PARTICULARLY DESCRIBED AS:

Beginning at the Southeast corner of Outlot 11, Northwest Addition to the City of Wellington, Sumner County, Kansas; thence due West along the South line of said Outlot 11 (on an assumed bearing), a distance of 259.78 feet to a point; thence North 1°27'28" East, a distance of 329.73 feet to a point on the North line of said Outlot 11; thence North 89°49'40" East, along the North line of said Outlot 11, a distance of 260.03 feet to the Northeast corner of said Outlot 11, thence South 1°39'59" West along the East line of said Outlot 11, a distance of 329.76 feet to the point of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Barberton (NHP)

Barberton, OH

EXHIBIT "A"

Situated in the City of Barberton, County of Summit and State of Ohio, and known as being a part of Sublot F., of Austin Square Allotment, as recorded in Plat Book 122, pages 35-36, and also known as being part of Austin Park Condominiums 1, as recorded in Plat Cabinet N, pages 146-152, and also known as being a part of Original Lot 17, Tract 15 of Coventry Township and further described as follows:

Commencing at P.K. nail and found at the centerline intersection of Austin Drive (50' R/W) and First Street S.E., (80' R/W); Thence along the centerline of Austin Drive N. 88° 47'00" E., a distance of 50.27 feet to the East right-of-way of Fifth Street S.E. extended South to intersect the centerline of Austin Drive; thence along the East right-of-way of Fifth Street S.E. N 00° 00' 00" E., a distance of 30.01 feet to a No. 4 rebar set; thence along the North right-of-way of Austin Drive N. 88° 47' 00"E, a distance of 300.69 feet to a No. 4 rebar set at the true place of beginning; thence N. 01° 16' 00" W, a distance of 325.00 feet to a No. 4 rebar set; thence N. 88° 47' 00" E., a distance of 280 feet to a No. 4 rebar set; thence S. 01° 16' 00" E., a distance of 325 feet to a No. 4 rebar set in the North right-of-way of Austin Drive; thence along said right-of-way, S. 88° 47' 00" W., a distance of 280 feet to the true place of beginning and containing 90,999.89 square feet of 2.08907 acres of land as surveyed May 1997, by Alois V. Chermak, P.S. No. 6338, and subject to any easements or restrictions of record. Basis of bearings established by using North line of Austin Square Allotment (N.88° 45' 06" E), as shown on the Austin Square Allotment Plat, as recorded in the Plat Book 122, pages 35-36.

All rebar set, marked with plastic cap inscribed "Chermak 6338".

Be the same more or less, but subject to all legal highways.

PPN: CO-00236-97-005.000 PM 01-1551

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Centennial Park (NHP)

Englewood, OH

EXHIBIT "A"

Situated in the Northwest quarter of Section 22, Town 5, Range 5 East, Randolph Township, City of Englewood, Montgomery County, State of Ohio, and being part of a 36.891 acre tact conveyed to Mildred E. Bowman et al, by deed and Recorded in Microfiche No. 76-143 B04 as found in the Recorder's Office, Montgomery County, Ohio, and also being a 0.529 acre tract conveyed to Carl and Hazel R. Wagoner by Deed in Microfiche No. 76-143 B04 as found in the Recorder's Office, Montgomery County, Ohio, and being more particularly described as follows:

Beginning at a point in the centerline of Union Road and in the West line of said Section 22, and at the Northwesterly corner of Englewood Professional Park as found in the Record Plat Book 146, Page 44 as found in the Recorder's Office, Montgomery County, Ohio, said point also being in the West line of said 36.891 acre tract.

Thence North 0°00'00" East, along the centerline of said Union Road, the West line of said Section 22 and the West line of said 36.891 acre tract a distance of 244.60 feet to a point at the Northwest corner of said 0.529 acre tract, and the Southwest corner of 1.733 acre tract conveyed to Carl A. and Hazel R. Wagoner by deed in Deed Book 2267, Page 261.

Thence South 89°35'00" East, along the North line of said 0.529 acre tract and the South line of said 1.773 acre tract, at a distance of 320.08 feet to an iron pin found;

Thence North 0°00'00" East, along the line of said 1.733 acre tract, a distance of 241.32 feet to an iron pin found at the Northeast corner of said 1.733 acre tract and in the South line of a 2.014 acre tract conveyed to Gressco Inc. by Deed in Microfiche No. 86-0439 A05 as found in the Recorder's Office, Montgomery County, Ohio;

Thence South 89°35'00" East, along the South line of said 2.014 acre tract a distance of 284.98 feet to an iron pin found at the South East corner of said 2.010 acre tract, and in the Northwest corner of Winterset Subdivision, Section 1 as found in Recorded Plat Book 137, Page 29 of the Recorder's Office, Montgomery County, Ohio;

Thence South 0°07'00" East, along the West line of said Winterset Section 1 a distance 480.339 feet to an iron pin found in the West line of Winterset Subdivision Section 2 as found in Recorded Plat Book 147, Page 30 in the Recorder's Office, Montgomery County, Ohio; said pin also being at the Northeast corner of said Englewood Professional Park;

Thence South 89°53'06" West, along the North line of said Englewood Professional Park, a distance of 606.02 feet (Passing over an iron pin found at 556.02 feet) to the point of beginning and containing 4.944 acres more or less, or 215,350.0471 square feet, more or less.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Marion (NHP)

Marion, OH

EXHIBIT "A"

Situated in the City of Marion, County of Marion, State of Ohio and being a part of Northeast Quarter of Section 34, Wonship 5 South, Range 15 East, being a part of a tract now or formerly owned by L.V. Lake (Deed Book 400, Page 556 and Deed Book 430, Page 109), and being more particularly described as follows: Commencing at an existing stone located on the East-West half section line of Section 34 at the southeast corner of Professional Park Addition (Recorded in Plat Book 5, Pages 94 & 95); thence along said East-West half section line North 87 degrees 31 minutes 04 seconds East (for basis of bearing see Plat Book 4, Pages 94-95, Marion County Recorder's Office) for a distance of 518.70 feet to a 5/8" dia. iron pin set and the point of beginning (passing over a 5/8" dia. iron pin set to 433.70 feet); thence North 2 degrees 28 minutes 55 seconds West for a distance of 110.00 feet to a 5/8" dia iron pin set; thence northwesterly along a curve to the left having a radius of 186.98 feet for an arc distance of 146.81 feet (chord North 24 degrees 58 minutes 35 seconds West 143.07 feet) to a 5/8" dia. iron pin set; thence North 47 degrees 28 minutes 10 second West for a distance of 106.85 feet to a 5/8" dia. iron pint set; thence Northwesterly along a curve to the right having a radius of 122.90 feet for an arc distance of 91.92 feet (chord North 26 degrees 02 minutes 35 seconds West 89.79 feet) to a 5/8" iron pin set; thence North 4 degrees 37 minutes 00 seconds West for a distance of 75.00 feet to a 5/8" dia. iron pin set; thence Northeasterly along a curve to the right having a radius of 25.00 feet for an arc distance of 39.27 feet (chord North 40 degrees 23 minutes 00 second East 35.36 feet) to a 5/8" dia. iron pin set; thence North 85 degrees 23 minutes 00 seconds East for a distance of 418.91 feet to a 5/8" dia. iron pin set; thence South 11 degrees 20 minutes 00 seconds East for a distance of 341.35 feet to a point on the centerline of QuQua Ditch (passing over a 5/8" dia iron pin set at 311.35 feet); thence along said centerline South 50 degrees 51 minutes 59 second West for a distance of 37.39 feet to a point (said point being reference by an existing 1" dia. iron pin North 52 degrees 42 minutes 34 seconds West at 11.36 feet); thence South 7 degrees 52 minutes 26 seconds West for a distance of 159.51 feet to an existing small spike on the East-West half section line; thence along said East-West Half Section line South 87 degrees 31 minutes 04 seconds West for a distance of 267.57 feet to a 5/8" dia. iron pin set and the point of beginning passing over an existing 5/8" iron pin at 126.08 feet.

Subject to legal highways, easements, restrictions, and agreements of record in so far as now in force and applicable. This description prepared from a survey performed by Thomas L. Boblenz, Registered Surveyor 5719, and dated April 10, 1997. All 5/8" dia. iron pins set have a plastic identity cap with the following caption "TLB & Associates."

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Marion, OH

LESS AND EXCEPT THE FOLLOWING:

Situated in the City of Marion, County of Marion, State of Ohio and being part of the Northeast Quarter of Section 34, Township 5 South, Range 15 East, being a part of a tract now or formerly owned by L.V. Lake (Deed Book 400, Page 556 and Deed Book 430, Page 109); and being more particularly described as follows:

Commencing at an existing stone located in the East-West half of the Section line of Section 34 at the Southeast corner of Professional Park Addition (Recorded in Plat 5, Page 94 & 95); thence along said East-West line North 87 degrees 31 minutes 04 seconds East (for basis of bearing see Plat Book 5, Pages 94-95, Marion County Recorder's Office) for a distance of 518.70 feet to 5/8" dia. iron pin set and the point beginning (passing over a 5/8" dia. iron pin set 433.70 feet); thence North 2 degrees 28 minutes 55 seconds West for a distance of 40.71 feet to a point of curve); thence Southeasterly along a curve to the left having a radius of 25.00 feet for an arc distance of 41.80 feet (chord South 50 degrees 22 minutes 45 seconds East 37.10 feet) to a point; thence North 81 degrees 43 minutes 25 seconds East for a distance of 248.80 feet to a point on the centerline of QuQua Ditch; thence along said centerline South 7 degrees 52 minutes 26 seconds West for a distance of 41.64 feet to an existing small spike on the East-West Half Section line of Section 34; thence along said East-West Half Section line South 87 degrees 31 minutes 04 seconds West for a distance of 267.57 feet to a 5/8" dia. iron pin set and the point of beginning passing over an existing 5/8" iron pin at 126.08 feet. Being subject to legal highways, easements, restriction and agreements of record insofar as now in force and applicable. This description prepared from a survey performed by Thomas L. Boblenz, Registered Surveyor 5719, and dated April 10, 1997. All 5/8" dia. iron pins set have a plastic identity cap with the following caption "TLB & Associates."

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Bartlesville South (NHP)

EXHIBIT "A"

PROPERTY SITUATED IN THE CITY OF BARTLESVILLE, WASHINGTON COUNTY, OKLAHOMA AND BEING DESCRIBED AS FOLLOWS:

ALL OF OUTLOT "A" AND LOT 1 OF BARLESVILLE STERLING HOUSE NO. 2, AN ADDITION TO THE CITY OF BARTLESVILLE, WASHINGTON COUNTY, OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Bethany (NHP)

Bethany, OK

EXHIBIT "A"

A part of the Southeast Quarter of Section 18, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

BEGINNING at a point of the East line of said Southeast Quarter a diance of 660 feet South of the Northeast corner thereof;

THENCE South 00o 00' 00" West, along said East line a distance of 300.00 feet to a point which is 1685.38 feet North of the Southeast corner of said Southeast Quarter;

THENCE along the platted boundary of Brownsville Addition according to the plat recorded in Book 46 of Plats, page 11, the following 3 calls:

1.	North 90[o] 00' 00" West 366.99 feet;

2.	Northwesterly on a curve to the right having a radius of 28 feet (subtended by a chord bearing of North 44[o] 59' 49" West, a diatnce of 39.59 feet) an arc distance of 43.98 feeet;

3.	North 00[o] 00' 00" East, and parallel with the East line of said Southeast Quarter a distance of 268.67 feet;

THENCE North 89o 31' 00" East and parallel with the South right-of-way line of U.S. Highway 66 and 270 a distance of 395 feet to the point or place of beginning.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Kerrville (NHP)

Kerrville, TX

EXHIBIT "A"

PARCEL A:

Being fieldnotes for 2.71 acres of 118,049 square feet of land being Lot 1, Block 1, of the MEADOW CREEK TWO SUBDIVION recorded in Volume 6, Page 293, of the Plat Records of KERR County, Texas, situated in the B.B. CAGE SURVEY NO.116, ABSTRACT NO. 106, in the city of Kerrville, KERR County, Texas, also being a part of Tract 1 conveyed to First National Bank of Kerrville in Volume 580, Page 408, Deed Records, being further described by metes and bounds as follows:

BEGINNING at the 1/2 inch iron pin found in the Southwest right of way of Leslie Drive for the North corner of Block 6 of teh Replat of Pueblo Hills recorded in Volume 4, Page 29 of the Plat Records of KERR County, Texas, and also being the East corner of this tract;

THENCE South 58 degrees 40 minutes 51 seconds West with the Northwest line of said Replat of Pueblo Hills and the Southeast line of this tract at 321.15 feet passing a 1/2 inch iron pin found at the East corner of a 20 foot wide Drainage Easement conveyed to the State of Texas in Volume 509, Page 272, of the Deed Records, in all 343.18 feet to a 1/2 inch iron pin found for the West corner of said Block 6, Replat of Pueblo Hills, also the East corner of a 3.46 acre tract conveyed to McCoy's Corporation, recorded in Volume 273, Page 698, Deed Records, and also the North corner of a 14.592 acre tract conveyed to John F. Jobes in Volume 187, Page 341, Deed Records, and being the South corner of this tract;

THENCE North 55 degrees 53 minutes 46 seconds West, 317.74 feet with the Northeast line of the 3.46 acre tract and the Northeast line of a 20 foot Drainage easement to the State of Texas, recorded in Volume 509, Page 278, of the Deed Records, also with the Southwest line of said 20 foot drainage easement in Volume 509, Page 272, to a 1/2 inch iron pin found for the West forner of this tract and the South corner of Lot 1, Block 1, Meadow Creek One recorded in Volume 5, Page 378, Plat Records;

THENCE North 58 degrees 43 minutes 00 seconds East (Reference Bearing) at 22.00 feet passing a 1/2 inch iron pin found in the Northeast line of said 20 foot drainage easement in Volume 509, Page 272, in all 474.37 feet to a 1/2 inch iron pin found in the Southeast line of Lot 1, Block 1, Meadow Creek One, also in the southwest right of way line of Leslie Drive for the North corner of this tract, situated for reference South 31 degrees 30 minutes 25 seconds East, 184.98 feet and South 58 degrees 43 minutes and 00 seconds West, 5.22 feet from a 1/2 inch iron pin with yellow plastic cap stamped "FORD ENG. INC." set for the North corner of Lot 1, Block 1, Meadow Creek One at the intersection of the Southwest right of way line of Leslie Drive with the Southeast right of way line of Sidney Baker Street (State Hwy. 16);

THENCE South 31 degrees 30 minutes 37 seconds East, 288.66 feet with the Southwest right of way line of Leslie Drive to the POINT OF BEGINNING and CONTAINING 2.71 acres (118,049 square feet), more or less.

PARCEL B:

Easement rights as set forth in Reciprocal Agreement recorded in Volume 497, Page 673, Amended and Restated Reciprocal Agreement recorded in Volume 795, Page 409, Second Amended and Restated Reciprocal Agreement recorded in Volume 856, Page 696 and Agreement recorded in Volume 948, Page 81, all in the Real Property Records of Kerr County, Texas.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

San Antonio (NHP)

San Antonio, TX

EXHIBIT "A"

Fieldnotes of a 5.533 acre tract of land, being Lot 28, Block 5, N.C.B. 14657, STERLING HOUSE 2 SUBDIVISION, recorded in Volume 9535, Page 192, Deed and Plat Records, BEXAR County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron pin found for the Southwest corner of this tract, the Northwest corner of Lot 5, recorded in Volume 5687, Page 1584, Real Property Records, the Northeast corner of Lot 6, recorded in Volume 4808, Page 1362, Real Property Records, and the Southeast corner of Lot 25 recorded in Volume 5471, Page 0601, Real Property Records. All lots mentioned being out of ALAMO FARMSTEADS SUBDIVISION, recorded in Volume 980, Page 374, Plat Records, BEXAR County, Texas;

THENCE North 0 degrees 26 minutes 58 seconds West, 547.94 feet with the West line of this tract and the East line of Lot 25 to a 1/2 inch iron pin found in the South right of way line of Whitby Road conveyed to City of San Antonio in Volume 5401, Page 1447, Real Property Records, for the Northwest corner of this tract and the Northeast corner of Lot 25;

THENCE with the South right of way line of Whitby Road along a circular circle to the right having a radius of 480.63 feet, an arc length of 641.86 feet and a central angle of 76 degrees 30 minutes 56 seconds (Chord bears South 62 degrees 33 minutes 08 seconds East, 595.21 feet) to a 1/2 inch iron pin found at the end of said curve to the right;

THENCE with the Southwest right of way of Whitby Road South 24 degrees 19 minutes 01 seconds Est, 126.03 feet to a 1/2 inch iron pin found for the East corner of this tract and the North corner of Lot 4, said Alamo Farmsteads Subdivision, and recorded in Volume 5623, Page 0715, Real Property Records BEXAR County, Texas;

THENCE South 65 degrees 34 minutes 02 seconds West, 379.77 feet to a 1/2 in iron pin found for a South corner of this tract, the West corner of Lot 4 and the Northeast corner of Lot 5;

THENCE South 89 degrees 35 minutes 36 seconds West 230.05 feet to the POINT OF BEGINNING and CONTAINING 5.533 acres (241,018 square feet) of land, more or less.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Temple (NHP)

Temple, TX

EXHIBIT "A"

Fieldnotes for a 1.92 acre of 83,792 square feet tract of land, being all of Lot 1 of the 2nd REPLAT OF LONE STAR ADDITION in the City of Temple, BELL, County, Texas recorded in Cabinet B, Slide 156-B, Plat Records;

BEGINNING at a brass disc found in concrete at the intersection of the North right of way line of F.M. 2305 (Adams Avenue) with the East right of way line of Woodbridge Boulevard for the Southwest corner of Lot 1 and the Southwest corner of this tract;

THENCE North 18 degrees 44 minutes 04 seconds East, 335.07 feet with the East right of way line of Woodbridge Boulevard to a 5/8 inch iron pin found at the intersection of the East right of way line of Woodbridge Boulevard with the South right of way line of Executive Circle for the Northwest corner of this Lot 1 and the Northwest corner of this tract;

THENCE South 71 degrees 15 minutes 30 seconds East, 250.00 feet with the South right of way line of Executive Circle to a 1/2 inch iron pin found at the intersection of the South right of way line of Executive Circle with the West right of way line of Professional Drive for the Northeast corner of Lot 1 and the Northeast corner of this tract;

THENCE South 18 degrees 42 minutes 51 seconds West 335.11 feet with the West right of way line of Professional Drive to a 5/8 inch iron pin found at the intersection of the West right of way of Professional Drive with the North right of way line of F.M. 2305 (Adams Avenue) for the Southeast corner of Lot 1 and the Southeast corner of this tract;

THENCE North 71 degrees 15 minutes 03 seconds West, 250.12 feet with the North right of way line of F.M. 2305 (Adams Avenue) to the POINT OF BEGINNING, being 1.92 acres (83,792 square feet) of land, more or less.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Provident (All Properties)

EXHIBIT A	South Windsor
LEGAL DESCRIPTION	(Emeritus)
Summerville at South Windsor
A certain piece of parcel of land located in the Town of South Windsor, County of Hartford and State of Connecticut on the south side of Ellington Road known and designated as Unite #1715 in a common interest community known as "Town Center" in accordance with the Declaration of Richard S. Kelley recorded on December 29, 1989 in Volume 575 at Page 536 of the South Windsor Land Records, as amended.

Said premises are shown and designated #1715 Ellington Road Area = 3.46 AC. A Commercial Site Unit" on a map or plan entitled "Condominium Unit Plan For #1695 and #1715 Ellington Road Prepared for RSK-Kellco Ellington Road South Windsor, Connecticut Date 2/19/89 Rev. 4/9/98 Sheet No. 1 of 2, Scale 1 IN = 40 FT Fuss & O'Neil Consulting Engineers, Manchester, Connecticut" which map is on file in the Town Clerk's Office in said Town of South Windsor.

Said premises are more particularly bounded and described as follows:

Commencing at a point marking the southwest corner of the premises herein described which is at the intersection of the easterly and northerly boundary lines of land now or formerly of General Finance Services, Inc; thence running N 17° 06'06' E along land now or formerly of said General Finance Services, Inc., 451.42 feet to a point; thence S 64° 52' 24' E, along Unit #1695 and land now or formerly of Richard S. Kelley, partly by each, 3453.70 feet to a point; thence S 15° 10' 44" W, 293.15 feet to a point; thence along a curve to the right having a radius of 10.17 feet and a Delta of 44° 57' 28", a distance of 7.98 feet to a point; thence S 60° 09' 42" W, 42.82 feet to a point; thence S 05° 01' 21" W, 105.02 feet to a point, the last five courses being along land now or formerly of Richard S. Kelley; thence N 63° 52' 53" W along land now or formerly of DFV Associates, LLC, in part and by land now or formerly of Elizabeth G. Malloy, in part, 107.03 feet to a point; thence N 68° 31' 29" W along land now or formerly of said General Finance Services, Inc., 219.37 feet to the point of beginning.

Said premises are the same premises shown and designated as " A Commercial Site Unit - 1715 Ellington Road Area 3.46ac° on a map or plan entitled "Condominium Unite Plan for #1715 Ellington Road Prepared For RSK-Kellco Ellington Road South Windsor, Connecticut Date 2/19/98 Sheet No.1 of 2, I IN = 40 FT Fuss & P'Neill Consulting Engineers, Manchester Connecticut".

Said premises are more particularly bounded and described as follows, based upon Metropolitan District Commission coordinates:

Commencing at a point marketing the southwest corner of the premises herein described which point is at the intersection of the easterly and northerly boundary lines of land now or formerly of General Finance Services, Inc.; thence running N 06° 48' 16° E along land now or formerly of said General Finance Services, Inc., 451.42 feet to a point; thence S 75° 10' 14' E, along Unite #1695 and land now or formerly or Richard S. Kelley, partly by each, 346.70 feet to a point; thence S 04° 52' 54" W, 293.15 feet to a point; thence along a curve to the right having a radius of 10.17 feet and a Delta of 44°58' 58", a distance of 7.98 feet to a point; thence S 49° 51' 52" W, 42 82 feet to a point; thence S 05° 01' 21" W. 105.02 feet to a point, the last five courses being along land now or formerly of Richard S. Kelley; thence N 74° 10' 43" W along land now or formerly of DFV Associates, LLC, in part, and by land now or formerly of Elizabeth G. Mallory. In part, 107.03 feet to a point thence N 78° 49' 19" W along land now or formerly of said General Finance Services, Inc., 219.37 feet to the point of beginning.

Together with reciprocal easements for Ingress and egress and public utilities as set forth in the Declaration of Condominium by Richard S. Kelley dated 1989 in Volume 575 at Page 536 of the South Windsor Land Records, as amended by First Amendment dated March 31, 1998 and recorded in Volume 997 at Page 169 of the South Windsor

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Land Records, and by Second Amendment dated April 29, 1998 and recorded May 1,1998 In Volume 1003, page 249 of the said land records, and by Third Amendment dated April 15,1999 and recorded April 21, 199 in Volume 1075 at Page 29 in South Windsor Land Records as amended and restated by and Amended and Restated Declaration dated April 29 and April 30, 2003 and recorded in Volume 1453 at Page 1 of the South Windsor Land Records.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Anaheim (Emeritus)

All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel 2, in the City of Anaheim, County of Orange, State of California, as shown on a map filed in Book 85, Page 32 of Parcel Maps, in the Office of the County Recorder of Orange County, California.

Assessor's Parcel Number: 070-602-21

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Tracy (Emeritus)

Summerville at Heritage Place

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF TRACY, AND IS DESCRIBED AS FOLLOWS:

PARCEL "B" AS SHOWN ON PARCEL MAP FILED FOR RECORD APRIL 25, 1985, IN BOOK 13 OF PARCEL MAPS, PAGE 111, SAN JOAQUIN COUNTY RECORDS.

EXCEPT THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES UNDERLYING SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET FROM THE SURFACE AS RESERVED IN DEED FROM THOMAS W. HINTZ AND VIOLET L. HINTZ, RECOREDED DECEMBER 15, 1964, IN BOOK 2896 PAGE 588, BUT WITHOUT ALL SURFACE RIGHTS AND RIGHTS OF ENTRY TO A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND, SUCH SURFACE RIGHTS AND RIGHTS OF ENTRY HAVING BEEN RELINQUISHED BY QUITCLAIM DEED RECORDED DECEMBER 17, 1972, IN BOOK 3716 PAGE 62 SAN JOAQUIN COUNTY RECORDS.

A.P.N. 214-490-14

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Deer Creek (Emeritus)

Legal Description

The Plaza at Deer Creek

PARCEL "A"

PARCEL "A", OF THE CENTRE OF DEER CREEK, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 110, PAGE 3, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA,

LESS, PROPERTY CONVEYED TO BROWARD COUNTY BY OFFICIAL RECORDS BOOK 29232, PAGE 563, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA,

LESS, PROPERTY CONVEYED TO BROWARD COUNTY BY OFFICIAL RECORDS BOOK 26989, PAGE 748, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA,

AND

PARCEL "B"

ALL OF THE PLAT OF BRIGHTON GARDENS/NA-34, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 149, PAGE 18, OF THE PUBLIC REOCRDS OF BROWARD COUNTY, FLORIDA,

PARCEL "C"

A PARCEL OF LAND LYING IN SECTION 3, TOWNSHIP 48 SOUTH, RANGE 42 EAST, BROWARD COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE NORTHLY RIGHT-OF-WAY LINE OF HILLSBOROUGH BOULEVARD (S.R. NO. 810), AS RECORDED IN OFFICIAL RECORD BOOK 2647, PAGES 417, 427 AND 429, ALSO RECORDED IN OFFICIAL RECORDS BOOK 8022, PAGE 57, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AND THE EASTERLY LINE OF SAID SECTION 3, AS SHOWN ON THE PLAT OF "THE CENTRE OF DEER CREEK" AS RECORDED IN PLAT BOOK 110, PAGE 3, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLOIDA, AND LABELED AS (P.O.B.); THENCE SOUTH 89O 01' 08" WEST, ALONG THE SOUTHERLY LINE OF PARCEL "A" AND PARCEL "B" OF SAID PLAT AND SAID NORTHLYER RIGHT-OF-WAY LINE, A DISTANCE OF 129.17 FEET TO THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 5669.58 FEET; THENCE ALONG THE ARC OF SAID CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 00O 22' 14", A DISTANCE OF 36.66 FEET TO THE POINT OF BEGINNING; THENCE NORT 01O 13' 06" WEST, A DISTANCE OF 43.82 FEET; THENCE SOUTH 88O 41' 59" WEST, A DISTANCE OF 50.00 FEET; THENCE SOUTH 01O 13' 06" EAST, TO THE AFORESAID NORHTELRY RIGHT-OF-WAY LINE, A DISTANCE OF 43.00 FEET TO A POINT ON A NON-TANGENT CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 5669.58 FEET (RADIAL BEARING OF NORTH 00O 06' 19" WEST)' THENCE ALONG THE ARC OF SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 00O 30' 19", ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Cushing Park (Emeritus)

Legal Description

Farm Pond

THE LAND AT DR. HARVEY CUSHING WAY, FRAMINGHAM MIDDLESEX COUNTY, MASSACHUSETTS BEING SHOWN AS LOT 8 ON LAND COURT PLAN NO 10940-K, DATED MAY 8, 1995, A COPY OF WHICH IS FILED WITH THE MIDDLESEX SOUTH REGISTRY DISTRICT OF THE LAND COURT WITH CERTIFICATE OF TITLE NO 211646, ALSO DESCRIBED IN DOCUMENT 1067657, TOGETHER WITH THE BENEIFT OF THE FOLLOWING RIGHTS AND EASEMENTS.

A) THE NON-EXLUSIVE RIGHT AND EASEMENT, TOGETHER WITH ALL OTHERS ENTITLED THERETO TO USE THE AREA SHOWN AS 20' WIDE ACCESS EASEMENT C-1" ON THE PLAN FOR ALL PURPOSES FOR WHICH PUBLIC WAYS ARE USED IN THE TOWN OF FRAMINGHAM.

B) THE NON-EXCLUSIVE PERPETUAL RIGHT AND EASEMENT (I) TO CONDUCT AND TRANSMIT UNDERGROUND AND SURFACE WATER DRAINAGE FROM THE PREMISES ONTO LOT 10, WHICH IS SHOWN ON THE PLAN, (II) TO USE ALL EXISTING UNDERGROUND AND OVERHEAD UTILITIES AND OTHER CONDUITS FOR THE TRANSMISSION OF WATER, GAS, SEWAGE, DRAINAGE, ELECTRICITY, TELEPHONE AND TELEVISION AND POLES, SUPPORTS AND OTHER APPURTENANCES AND THE DRAIN LINE SHOWN ON THE PLAN AS "CONC PIP-DRAIN LINE FOUND, PROPOSED EASEMENT SHOWN ON PLAN NO 9298J EASEMENT NOT RECORDED" (ALL HEREINAFTER THE "LOT 10 FACILITIES) LOCATED ON, OVER OR UNDER LOT 10 AS SHOWN ON THE PLAN WHICH SERVE THE PREMISES, WHICH LOT 10 FACILITIES SHALL BE REPAIRED AND MAINTAINED BY THE OWNER OF THE SERVIENT ESTATE AT ITS SOLE COST AND EXPENSE. GRANTEE SHALL HAVE THE RIGHT TO MAKE SUCH REPAIRS, REPLACEMENTS INSPECTION AND REMOVALS OF SUCH FACILITIES AS SHALL BE NECESSARY AND CONVENIENT FOR THE USE OR MAINTENANCE OF SUCH FACILITIES, AND SHALL, IN MAKING SUCH REPAIRS, REPLACEMENTS, INSPECTIONS, AND REMOVALS, BE SUBJECT TO THE PERMITTING REQUIREMENTS OF ANY GOVERNMENTAL AUTHORITY APPLICABLE TO THE USE OF SUCH FACILITIES.

C) THE NON-EXCLUSIVE RIGHT AND EASEMENT TO USE AND REPLACE THE STRUCTURE LABELED EXISTING SEWER PUMP STATE" ON THE PLAN AND ALL SEWER, DRAINAGE AND WATER LINES (COLLECTIVELY THE "PUMP STATION FACILITIES") CONNECTING TO THE SEWER PUMP STATION AND THE DRIVEWAY ADJACENT THERETO FOR ALL PURPOSES FOR WHICH A SEWER PUMP STATION AND THE DRIVEWAY ADJACENT THERETO ARE INTENDED TO BE USED, SUBJECT TO THE PERMITTING REQUIREMENTS OF ANY GOVERNMENTAL AUTHORITY APPLICABLE TO THE USE OF ANY OF THE SEWER PUMP STATION FACILITIES.

D) THE NON-EXCLUSIVE PERPETUAL RIGHT AND EASEMENT TO ACCESS LOT 10 FOR THE PURPOSES OF MAINTAINING THE GROUNDS IMMEDIATEDLY ADJACENT TO THE SEWER PUMP STATION AND THE CHAPEL LOCATED ON LOT 10.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Cape Cod (Emeritus)

Legal Description

A CERTAIN PARCEL OF LAND SITUATED ON ROUTE 28 IN BARNSTABLE (HYANNIS), BARNSTABLE COUNTY, MASSACHUSETTS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY CORNER AT A CEMENT BOUND AT THE CORNER OF HYANNIS BYPASS (ROUTE 28) GOING IN A NORHTERLY DIRECTION, AS SHOWN ON HEREINAFTER PLAN, EIGHT HUNDRED TWENTY-SEVEN AND 69/100 (827.69) FEET TO A CEMENT BOUND; THENCE

EASTERLY BY LAND NOW OR FORMERLY OF FREDERICK H. BRIGGS, AS SHOWN ON SAID PLAN, FOUR HUNDRED TWENTY-NINE AND 45/100 (429.45) FEET TO STONE BOUND; THENCE

SOUTHERLY BY LAND NOW OR FORMERLY OF ALBERT CHASE, AS SHOWN ON SAID PLAN, FOUR HUNDRED SIXTY-SIX AND 13/100 (466.13) FEET TO A MARBLE MARKER; THENCE

SOUTHERLY BY LAND NOW OR FORMERLY OF FREEMAN W. AND ETHEL M. CAHOON, AS SHOWN ON SAID PLAN, TWO HUNDRED FIFTY AND 81/100 (250.81) FEET TO A CEMENT BOUND; THENCE

IN A WESTERLY DIRECTION ONE HUNDRED NINETY-SEVEN AND 62/100 (197.62) FEET TO A MASSACHUSETTS HIGHWAY BOUND; THENCE

IN THE SAME DIRECTION TWO HUNDRED FORTY-TWO AND 75/100 (242.75) FEET TO THE POINT OF BEGINNING

CONTAINING 7.00 ACRES MORE OR LESS, AS SHOWN ON SAID PLAN

THE ABOVE DESCRIBED PARCEL OF LAND IS SHOWN ON PLAN ENTITLED "PLAN OF LAND IN HYANNIS, BARNSTABLE, MASS. BELONGING TO JOHN J. SHIELDS & WALCOTT AMES, JR., SCALE 1 IN. = 50 FT, FEB. 2, 1965, NELSON BEARSE-RICHARD LAW, SURVEYORS, CENTERVILLE, MASS. " RECORDED IN BOOK 203, PAGE 145.

TOGETHER WITH THE BENEFIT OF CERTIFICATE OF APPROVAL AND ACCEPTANCE DATED NOVEMBER 8, 1999 AND RECORDED IN BOOK 12684, PAGE 257.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Includes all improvements thereon and all appurtenances thereto.

RIDGEWOOD GARDENS:

Improved Parcel

Being all of Parcel F-3A, according to the plat of resubdivision of Tract 4, Parcel F-3, as reocrded in the Clerk's Office of the Circuit Court of City of Salem in Plat Book 6, Page 61, and more particularly described as follows:

BEGINNING at Corner #1, an existing iron pin, said point located on the northerly right-of-way of Ridgewood Drive and said point also being the southeasterly corner of Parcel F-1 (Plat Book 5, Page 112); thence leaving Ridgewood Drive and with Parcel F-1, N 19 deg. 11' 55" W, 135.00 feet to Corner #2; an existing iron pin, said point being the southeasterly corner of Parcel F-2 (Plat Book 5, Page 112); thence leaving Parcel F-1 and with Parcel F-2, N 8 deg. 06' 36" E, passing a set iron pin on line at 230.13 feet, in all 424.61 feet to Corner #3, said point located along the Roanoke River, thence leaving Parcel F-2 and continuing with the Roanoke River, S 77 deg. 32' 00" E. 216.34 feet to Corner #4, said point located on the westerly right-of-way of Virginia Route #419 (Electric Road); thence leaving Roanoke River and with Virginia Route 419 for the following 2 courses; S 45 deb. 20' 00" E. 269.71 feet to Corner #5; thence with a curve to the right, said curve being defined by a delta angle of 7 deg. 28' 26", a radius of 919.93 feet, an arc of 120.00 feet, a chord of 119.91 feet, and bearing S 41 deg. 35' 27" E to Corner #6, said point being the northeasterly corner of Parcel F-3B (Plat Book 6, Rage 61); thence leaving Virginia Route #419 and with Parcel F-3B for the following 2 courses; S 43' deg. 35' 58" W, passing an iron pin set on line at 107.53 feet, in all 296.93 feet to Corner #7, an existing iron pin, thence S 84 deg. 33' 48" W. 200.00 feet to Corner #8, an existing iron pin, said point located at the terminus of Ridgewood Drive, thence leaving Parcel F-3B and with the cul-de-sac of Ridgewood Drive along a curve to the left, said curve being defined by a delta angle of 119 deg. 35' 11", a radius, of 55.00 feet, an arc of 114.79 feet, a chord of 95.06 feet and bearing N 82 deg. 41' 16" W. to Corner #1, the place of BEGINNING and containing 4.6683 acres.

Unimproved Parcel

All that certain tract of real estate containing 3.622 acres and known as New Parcel F-3B2, and being more particularly set forth on a Plat Showing the Resubdivision of Parcel F3B Creating New Parcel F-3B1 (1.849 acres) and New Parcel F-3B2 (3.622 acres) Property of G.L. Mattern & Ruby M. Mattern, Situated at the Terminus of Ridgewood Drive, Salem, Virginia, preparted by Lumsden Associates, P.C., Engineers-Surveyors-Planners, dated April 20, 1999, and recorded in the Clerk's Office of the Circuit Court for the City of Salem, Virginia, in Plat Book 7, Page 66.

A-1

23692.1

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT C
LANDLORD PERSONAL PROPERTY
With respect to each Facility, the tangible personal property owned by Landlord that is located at each such Facility as of the Effective Date.
Landlord Personal Property also includes any such personal property replaced by Tenant or required by the state in which the applicable Facility is located or by any other Governmental Authority to operate such Facility.
Landlord Personal Property excludes (a) any such personal property that necessarily contains Individually Identifiable Health Information that is (i) transmitted by electronic media; (ii) maintained in electronic media; or (iii) transmitted or maintained in any other form or medium except as excluded pursuant to 45 C.F.R. § 160.103. (“Patient Information”) and (b) the Excluded Property. “Individually Identifiable Health Information” means information, including demographic information, collected from an individual and (i) is created or received by a healthcare provider, health plan, employer or healthcare clearinghouse; (ii) relates to the past, present or future physical or mental health or condition of an individual, the provision of healthcare to an individual, or the past, present or future payment for the provision of healthcare to an individual; and (iii) identifies the individual or with respect to which there is a reasonable basis to believe the information can be used to identify the individual.

C-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT D
FAIR MARKET RENTAL
1.    In the event that it becomes necessary to determine the Fair Market Rental of the Premises for any purpose of this Lease, and the parties cannot agree amongst themselves on such value, the procedures of this Exhibit D shall apply.
2.    “Fair Market Rental” means, as of the first day of the applicable Renewal Term for which Fair Market Rental is being determined, the fair market rental of the Premises for the Premises, taken as a whole, operated as the Premises are required to be operated pursuant to the terms of this Lease, that a willing, third party tenant would pay, and a willing, third party landlord would accept, at arm’s length, for the applicable Renewal Term, for the Premises, taking into account (a) the age, quality and layout of the existing improvements at the Facilities, (b) items that professional real estate appraisers customarily consider, including rental rates, availability of competing facilities, tenant size and lease concessions, if any, then being charged or granted by Landlord or the lessors of such similar facilities, and (c) that the Minimum Rent will escalate as provided in Section 4.1.2 of this Lease during each Lease Year of the applicable Renewal Term after the first Lease Year thereof, such that the appraisal process shall determine the Fair Market Rental for the applicable Renewal Term by determining the Fair Market Rental for the first Lease Year of such ten year Renewal Term by appraisal and then escalating the Minimum Rent in each subsequent Lease Year of such Renewal Term as provided in Section 4.1.2. The Fair Market Rental shall be in such amount as agreed to by the parties, or failing such agreement within 20 days after Landlord’s receipt of a Renewal Notice from Tenant relative to a particular Renewal Term, as established pursuant to the following appraisal process.
3.    Each party shall within 15 days after written demand by the other select one MAI Appraiser to participate in the determination of Fair Market Rental. Within 15 days of such selection, the MAI Appraisers so selected by the parties shall select a third MAI Appraiser. The three selected MAI Appraisers shall each determine the Fair Market Rental of the Premises within 30 days of the selection of the third appraiser.
4.    If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the Fair Market Rental of the Premises in accordance with the provisions of this Exhibit, and the Fair Market Rental of the Premises so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third MAI Appraiser within the time period set forth in Section 3 of this Exhibit D, then either party may request that the American Arbitration Association or any successor organization thereto appoint a third MAI Appraiser meeting the qualifications set forth below within 20 days of such request, and both parties shall be bound by any appointment so made within such 20 day period. If no such third MAI Appraiser shall have been appointed in such manner within such 20 day period or within 90 days after either party’s demand for the selection of MAI Appraisers as provided in Section 3 of this Exhibit D, either Landlord or Tenant may apply to any court having jurisdiction to have such appointment made by the court.

D-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5.    Within five days after completion of the third MAI Appraiser’s appraisal, all three MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the Fair Market Rental of the Premises. If a majority is unable to determine the Fair Market Rental of the Premises at such meeting, the three appraisals of the Premises shall be averaged by adding them together and dividing their total by three. The resulting quotient shall be the Fair Market Rental of the Premises. If, however, either or both of the low appraisal or the high appraisal of the Premises are more than 10% lower or higher than the middle appraisal of the Premises, any such lower or higher appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals of the Premises shall be averaged by adding them together and dividing their total by two, and the resulting quotient shall be the Fair Market Rental of the Premises. If both the lower appraisal and the higher appraisal are disregarded as provided herein, the middle appraisal shall be the Fair Market Rental of the Premises. In any event, the result of the foregoing appraisal process shall be final and binding.
6.     Notwithstanding anything to the contrary set forth in this Exhibit D, if the Fair Market Rental of the Premises as determined pursuant to the foregoing terms of this Exhibit D (the “Original Premises Fair Market Rental”) is more than 10% higher than the annual Minimum Rent that was in effect with respect to the Premises as of the end of the Lease Year immediately preceding the commencement of the applicable Renewal Term, Fair Market Rental of the Premises shall be deemed to be 110% of such annual Minimum Rent that was in effect as of such preceding Lease Year end for the Premises (the “Adjusted Premises Fair Market Rental”).
7.    “MAI Appraiser” shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises are located and who has substantial experience in performing appraisals of facilities similar to the Premises on a nationwide basis and holds the Appraisal Institute’s MAI designation, or, if such organization no longer exists or certifies appraisers, such successor organization or such other organization as is reasonably approved by Landlord and Tenant.
8.    Landlord and Tenant shall each pay one-half (1/2) of all costs and expenses of (a) any MAI Appraiser that participates in the foregoing process and (b) the American Arbitration Association (or successor organization).

.

D-2
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT E
INTENTIONALLY DELETED

E-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT F
FINANCIAL MANAGEMENT AND REGULATORY REPORTS
1.    [***]
2.    Monthly [***]-Day Reports: No later than [***] days after the end of each calendar month, Tenant shall deliver to Landlord the following:
2.1.    Unaudited Financial Statements. A profit and loss statement for each Facility for the trailing 12-month period ending at the end of such calendar month.
2.2.    Rent Rolls. Then-current rent roll reports for each Facility. The foregoing rent roll reports (along with all other applicable submissions to Landlord under this Exhibit F or elsewhere under the Lease) shall be redacted, as necessary, to remove resident or patient names and any other Patient Information and shall instead use a unique resident or patient identification number (or a similar mechanism reasonably acceptable to Landlord) to identify residents and patients without disclosing any Patient Information.
2.3.    Ancillary Services (BHS) Report. For each Facility, a monthly summary of revenue and expenses related to ancillary services programs provided by Tenant or any of its Affiliates that are a result of care provided to residents or patients residing at each Facility at the time of care. All revenue and expenses summarized in such report shall not appear in any other report delivered pursuant to this Exhibit.
3.    Quarterly Reports. No later than 45 days after the end of each calendar quarter (but only the fourth quarter of each Lease Year with respect to the Upgrade Expenditure Report), Tenant shall deliver to Landlord the following:
3.1.    Unaudited Financial Statements. A copy of the unaudited consolidated balance sheets for each Facility prepared in accordance with GAAP applied on a basis consistently maintained throughout the applicable period.
3.2.    Upgrade Expenditures Report. For each Facility, an Upgrade Expenditures Report substantially in the form agreed by the parties on the date hereof.
3.3.    Segment Report. A supplemental unaudited segmentation allocation report by Facility.
3.4.    Litigation Report. A summary report of the GLPl and EPLI loss runs for the Facilities.
3.5.    Revenue Enhancing Projects Status Report. A report of Revenue Enhancing Projects by Facility, as required by Section 6.5.
3.6.    Officer’s Certificate. An officer’s certificate in the form attached as Attachment 1 to this Exhibit F.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

In addition to the reports and other information set forth above, Tenant shall provide to Landlord such additional financial and/or operating information as reasonably requested by Landlord from time to time to the extent readily available to Tenant or produced in the ordinary course of its business, including from time to time, upon request by Landlord, information regarding outbreak and business disruptions at the Facilities.
4.    Sustainability. If, and to the extent that, any national provider of services to any of the Facilities provides to Tenant, in the ordinary course of business and at no additional cost or expense to Tenant, written information relating to the LEED, Energy Star, energy sustainability or similar status and energy consumption, Tenant shall deliver copies of such information Landlord upon the request of Landlord.
5.    Regulatory Reports: Promptly upon receipt by an officer of Tenant , copies of all material written communications received by Tenant from any regulatory agency relating to any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provide and performed at any Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of any Facility, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any material Authorization.
6.    Other Reports:
6.1.    Annual Budget: Following approval of the Board of Directors of Brookdale Senior Living Inc. (but not later than January 31), at Tenant’s expense, an Annual Budget for the calendar year presented on a consolidated and consolidating as well as a Facility-by-Facility basis for the ensuing calendar year and, promptly after preparation thereof, any subsequent revisions to the Annual Budget. As used herein, the term “Annual Budget” means Tenant’s projection of Tenant’s Operating Revenue and Operating Expenses for the coming calendar year in a format and containing such information as is reasonably acceptable to Landlord.
6.2.    Annual Capital Expenditure Budget: Following approval of the Board of Directors of Brookdale Senior Living Inc. (but not later than January 31), at Tenant’s expense, Tenant shall deliver to Landlord a budget for the calendar year setting forth Tenant’s reasonable estimate of the capital repairs, replacements and improvements to the Premises, and each Facility included therein, including a designation of any capital expenditure projects with respect to which Tenant anticipates requesting Landlord Funded Upgrade Expenditures pursuant to Section 6.3.5.
7.    Audit and Other Investigation Rights. Without limitation of Tenant’s other obligations as set forth in this Exhibit F, Landlord shall have the right, from time to time and at Landlord’s expense (unless Landlord exercises such right during the continuance of an Event of Default, in which case Tenant shall, within seven (7) days after demand therefor, reimburse Landlord for any and all costs and expenses incurred by Landlord in connection with exercising such rights), to audit, and/or prepare or perform such appraisals or other operational, accounting or financial reviews, abstracts, reports and other investigations (including investigations of Tenant’s compliance with this Exhibit F) as Landlord chooses of or relating to, the books, records and accounts of Tenant

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

and its Affiliates and/or relative to any Facility(ies) designated by Landlord from time to time (all of the foregoing activities, “Investigations”), provided, however, that, (a) if no Event of Default exists, Landlord shall give Tenant not less than five Business Days advance written notice of the commencement of any Investigation and (b) Landlord shall not require or perform any act that would cause Tenant or any of its Affiliates to violate any laws, regulations or ordinances relating to employment records or that protect the privacy rights of Tenant’s employees, healthcare patients or residents. Any such Investigation instituted by Landlord shall commence on such date as Landlord specifies, subject to any advance notice requirement set forth above. Landlord’s Investigations shall be conducted by Landlord through agents, employees, representatives or designees of its choosing, and Tenant shall reasonably cooperate (and shall cause its independent accountants and other financial advisors to reasonably cooperate) with all Investigations. Investigations shall be conducted in a manner that does not materially interfere with Tenant’s business operations or the business operations relative to any affected Facility(ies). Unless otherwise agreed in writing by Landlord and Tenant, Investigations shall occur during normal business hours. Landlord’s Investigations may include performing audits of, or other operational, accounting or financial reviews or reports relating to, the cash flow and/or Net Operating Income of a particular Facility(ies) for a particular period(s) and, subject to all applicable confidentiality restrictions, the terms and conditions of contracts between Tenant and its Affiliates and/or other Persons for the provision of particular goods and services to a particular Facility(ies) (excluding any national contracts).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ATTACHMENT 1 TO EXHIBIT F
FORM OF OFFICER’S CERTIFICATE

The undersigned, _______________________________, as the                                       of [INSERT NAMES OF TENANT ENTITIES] (collectively, “Tenant”), hereby certifies to [INSERT NAMES OF LANDLORD ENTITIES] (collectively, “Landlord”), on behalf of Tenant, solely in [his/her] capacity as a duly authorized officer of Tenant and not in [his/her] individual capacity, pursuant to the terms of Exhibit F of that certain Master Lease and Security Agreement (as amended, amended and restated, replaced, extended or joined in from time to time, the “Lease”; capitalized terms shall have the same meaning herein as in the Lease) dated [April _], 2018 between Landlord and Tenant, as follows:
1.    The “Quarterly Reports” described in Sections 3.1, 3.2 and 3.3 of Exhibit F to the Lease, delivered in connection with this Officer’s Certificate are true and correct, in all material respects, as of the date hereof, and, with respect to the financial statements, were prepared in accordance with GAAP, applied on a consistent basis, subject to changes resulting from audit and normal-year-end audit adjustments.
2.     The most recent “Monthly [***]-Day Report” described in Section 2.1 of Exhibit F to the Lease delivered in connection with this Officer’s Certificate, are true and correct, in all material respects, as of the date indicated in such report, subject to quarter and year-end adjustments.
3.    There is no Event of Default under the Lease as of the date hereof (in each case, that has not been waived by Landlord in writing).
4.    The Revenue Enhancing Projects Status Report delivered in connection with this Officer’s Certificate is true and correct, in all material respects, as of the date hereof. [FOR FOURTH QUARTER ONLY: The Upgrade Expenditures Report delivered in connection with this Officer’s Certificate is true and correct, in all material respects, as of the date hereof.]
IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate as of _______________, 20___.

                                    , as                                            of [INSERT NAMES OF TENANT ENTITIES]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT G
RESTRICTIVE COVENANTS
[***]
[48 pages omitted]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT H

1.
Combination of Properties. If Landlord desires to combine this Lease with one or more properties (“Additional Properties”) under a Combination Lease, Tenant shall execute an amendment to this Lease pursuant to which (a) if this Lease is the Surviving Lease, the Additional Properties covered by the Combination Lease are added as Facilities under this Lease and otherwise merged into this Lease or (b) if the Combination Lease is the Surviving Lease, the Facilities covered by this Lease are added as Facilities under the Combination Lease and otherwise merged into the Combination Lease, in each case subject to this Exhibit H. Notwithstanding anything to the contrary contained in this Lease, unless Tenant agrees otherwise (in its sole discretion), this Lease shall at all times be the “Surviving Lease” (and Landlord shall be deemed to have elected or chosen this Lease as the Surviving Lease) if Landlord elects to combine this Lease with any other lease or agreement pursuant to this Exhibit H.

1.1.
Surviving Lease. References in this Lease to the “Surviving Lease” shall mean and refer to whichever of this Lease or the Combination Lease is chosen or deemed chosen by Landlord to be the Surviving Lease.

1.2.
Lease Amendments Where This Lease Survives. If this Lease is the Surviving Lease, effective as of the date specified in Section 1.3 of this Exhibit H (the “Surviving Lease Date”), this Lease shall be deemed to be amended as follows:

1.2.1. The Additional Properties shall be included as Facilities under this Lease and the appropriate exhibits to this Lease shall be amended to add the addresses and legal descriptions of such Additional Properties;

1.2.2. Minimum Rent under this Lease shall be the combination of the respective amounts of the Minimum Rent under this Lease and the Combination Lease;

1.2.3. The term, any rental escalations and extension rights applicable to any Additional Property under a Combination Lease shall apply with respect to such Additional Property under this Lease after the combination (notwithstanding the terms of this Lease);

1.2.4. Schedule 1 and the Proportionate Shares shall be amended as provided in Section 2.8 of this Exhibit H;

1.2.5. Subject to the terms of Section 7 of this Lease, Tenant under this Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Combination Lease, insofar as they relate to the Additional Properties, that were not paid, performed and satisfied in full prior to the Surviving Lease Date, and, without limitation of the foregoing, (1) any “Event of Default” that had occurred, arisen or accrued under the Combination Lease prior to the Surviving Lease Date shall be, and shall be deemed to be, an “Event of

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Default” under this Lease (subject to the characterization of such Event of Default pursuant to Section 2.5 of the Omnibus Agreement), as to which the rights and remedies and other provisions of this Lease shall be applicable, (2) any breach or default that had occurred, arisen or accrued under the Combination Lease prior to the Surviving Lease Date but had not yet become an Event of Default under the Combination Lease as of the Surviving Lease Date shall be, and be deemed to be, a breach or default under this Lease, as to which the cure periods, rights and remedies and other provisions of this Lease shall be applicable, and (3) with respect to any breach or default described in clause (2) above, although the cure periods, rights and remedies and other provisions of this Lease shall be applicable, the portion of any cure period under the Combination Lease that had elapsed as of the Surviving Lease Date shall be counted in determining whether and when the applicable cure period under this Lease has expired. Notwithstanding the foregoing or anything to the contrary contained herein, Landlord shall not have the right to combine into this Lease any Combination Lease that has an existing Master Lease Event of Default (other than a monetary Event of Default); and

1.2.6. The Additional Properties shall otherwise be incorporated into this Lease as Facilities included under this Lease the same as if this Lease, from the inception of this Lease, had included such Facilities as Facilities under this Lease on the rent and other economic terms described in the Combination Lease (and, in such regard, any provisions of the Combination Lease that apply particularly, or in a particular manner, to any or all of the Additional Properties shall continue to apply thereto under this Lease (e.g., if an Additional Property is located in a particular jurisdiction and, under the Combination Lease, particular provisions apply thereto on account thereof, such provisions shall continue to apply to such Additional Property under this Lease, as the Surviving Lease)).

1.2.7. In addition to the foregoing, this Lease (and/or the Combination Lease), as applicable, shall each be equitably modified (to the extent necessary) in connection with the addition of Additional Properties to this Lease to ensure that Tenant’s rights (economic or otherwise) are not reduced, and its obligations (economic or otherwise) are not increased, under either of this Lease or the Combination Lease, in each case in any material respect.

1.3. Surviving Lease Date. In the case of any combination of leases pursuant to Section 14.1 and this Exhibit H, such combination shall be effective on the date the required amendments to this Lease and the Combination Lease are fully executed and delivered by the parties thereto.

1.4
Additional Actions. Landlord and each Tenant shall take such actions and execute and deliver such documents, including required amendments to this Lease and the Combination Lease, as are reasonably necessary and appropriate to effectuate fully the provisions and intent of Section 14.1 and Section 1 of this Exhibit H.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.
New Lease. If Landlord elects to separate from this Lease one or more Transferred Facilities and move them to a New Lease, Tenant shall execute such New Lease and an amendment to this Lease, pursuant to the terms of this Section.

2.1
New Lease Terms. Landlord and Tenant shall execute a New Lease for such Transferred Facilities, effective as of the date specified in Section 2.3 of this Exhibit H (the “Property Transfer Date”), in the same form and substance as this Lease (and Landlord shall be deemed to have elected or chosen the terms of such New Lease as the governing terms if Landlord elects to combine such New Lease with any other lease or agreement pursuant to its terms), but with the following changes thereto:

2.1.1.
The initial Minimum Rent for such Transferred Facilities shall be an amount of Minimum Rent allocable to the Transferred Facilities immediately prior to the Property Transfer Date (based upon the Proportionate Shares of such Transferred Facilities and as described in Section 2.6 of this Exhibit H). The term, any rental escalations and extension rights applicable to any Transferred Facilities under this Lease shall apply under the New Lease after the combination, provided (i) extension rights shall apply in the same manner as required under this Lease and (ii) any escalation shall be applied in the full amount required as if such Transferred Facilities had been under the New Lease for a full year, notwithstanding that the period from the Property Transfer Date to the rent escalation date may be less than one full year.

2.1.2.	The Proportionate Shares for the Transferred Facilities shall be determined as provided in Section 2.9 of this Exhibit H.

2.1.3.
The New Lease shall provide that each Tenant thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Transferred Facilities subject to the New Lease, that were not paid, performed and satisfied in full prior to the Property Transfer Date (and Tenant under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the Property Transfer Date), and shall further provide that the Tenant thereunder shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of Tenant under this Lease arising after the Property Transfer Date.

2.1.4.	At the election of Landlord, any one or more of the provisions of the New Lease pertaining to the REIT Requirements of any REIT Affiliate shall be deleted.

2.1.5.
Such New Lease shall contain escrow and capital expenditures deposits in the same manner or fashion as described in this Lease. Such amounts under the New Lease shall initially be funded by Landlord from the Escrow Deposits and Facility Upgrade Deposits credited to Tenant, with the Escrow Deposits and Facility Upgrade Deposits under the New Lease to be equal to such amounts, as

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

determined by Landlord, in its reasonable discretion, as are held by Landlord under this Lease with respect to the Transferred Facilities immediately prior to the Property Transfer Date; provided, however, that any such determination by Landlord that changes the then-applicable allocations of such Escrow Deposits or Facility Upgrade Deposits shall in no event increase (or result in any increase in) the amount of Escrow Deposits or Facility Upgrade Deposits that Tenant is required to deposit, in the aggregate, under this Lease and the New Lease.

2.1.6.
Such New Lease shall be guaranteed in the same manner or fashion as this Lease. Such New Lease shall remain subject to the Lease Guaranty for so long as the Facilities subject to such New Lease are owned by Ventas or a wholly owned Affiliate of Ventas. Contemporaneously with the transfer of any Facility(ies) under a New Lease to party that is not Ventas or a wholly-owned Affiliate of Ventas (a “Third Party”), Tenant shall cause Guarantor to execute and deliver to Landlord a Lease Guaranty in the same form and substance with respect to the New Lease and the duties, liabilities and other obligations of Tenant under such New Lease as such Guarantor’s Lease Guaranty with respect to this Lease and the duties, liabilities and other obligations of Tenant under this Lease (a “New Guaranty”); provided that if, in one transaction or in a series of related transactions, Tenant transfers15 or fewer Facilities to any Third Party, the New Guaranty with respect to such Facilities shall not include any “Portfolio Coverage Ratio” requirement or any “Landlord Termination Right Period” or the rights associated therewith.

2.2.
Amendments to this Lease. Upon execution of such New Lease, and effective as of the Property Transfer Date, this Lease shall be deemed to be amended to provide that (a) the Transferred Facilities shall be excluded from the Facilities hereunder, (b) Minimum Rent hereunder shall be reduced by the amount of the Minimum Rent allocable to the Transferred Facilities (based upon the Proportionate Shares of such Transferred Facilities and as described in Section 2.6 of this Exhibit H) and (c) Schedule 1 of this Lease shall be amended as provided in Section 2.9 of this Exhibit H. Such amendments shall occur automatically and without the necessity of any further action by Landlord or Tenant, but, at Landlord’s election, the same shall be reflected in a formal amendment to this Lease, which amendment shall be promptly executed by Tenant.

2.3.	Effective Date. Any New Lease shall be effective on the date the New Lease and the New Guaranty (if applicable) are fully executed and delivered by the parties thereto.

2.4.
Other Undertakings. Tenant shall take such actions and execute and deliver such documents, including the New Lease and causing Guarantor to execute and deliver the New Guaranty (if applicable), and if requested by Landlord, an amendment to this Lease, as are reasonably necessary and appropriate to effect fully the provisions and intent of this Section 2 of this Exhibit H, and Landlord shall execute and deliver an amendment of this Lease in accordance with Section 2.2 of this Exhibit H.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.5.
Renewal Rights under this Lease and Other Leases. Notwithstanding anything to the contrary contained in Section 3 of this Lease, this Exhibit H or elsewhere in this Lease, Tenant acknowledges and agrees that (a) any purported Renewal Notice sent by it under this Lease shall be void and of no force or effect unless, simultaneously with the issuance of any such Renewal Notice, the tenant under each of the Other Leases that is co-terminous with this Lease and that remains in effect, also issues a Renewal Notice (as such term may be defined in such Other Leases) with respect to the property(ies) to which each such Other Lease applies and (b) if the tenant under any such Other Lease is for any reason precluded by the terms of such Other Lease from exercising its renewal rights thereunder (e.g., due to the existence of a Master Lease Event of Default (after giving effect to the Omnibus Agreement), Tenant shall be precluded from exercising its renewal rights under this Lease.

2.6.
New Proportionate Shares. As of the Effective Date, Schedule 1 includes, with respect to each Facility, the proportionate share of Minimum Rent allocated to such Facility (the “Proportionate Share”), which Proportionate Share is expressed as a percentage (to two decimal places) and is subject to adjustment as follows:

2.7.
Deletion of a Facility(ies) pursuant to Section 7.4.12. In the event a Facility or Facilities are removed from this Lease as provided in Section 7.4.12, Schedule 1 to this Lease shall be revised to remove the allocations of Minimum Rent and the Proportionate Share(s) for the Deleted Facility(ies), and to recalculate the Proportionate Shares applicable to the remaining Facilities set forth on such Schedule 1 so that each remaining Facility shall have a Proportionate Share equal to the percentage that the Proportionate Share for such remaining Facility, prior to such revision of Schedule 1, comprises of the aggregate Proportionate Shares, prior to such revision of Schedule 1, for all of the Facilities remaining under this Lease such that the aggregate of all of such recalculated Proportionate Shares equals 100%.

2.8.
Combination of Leases pursuant to Section 14.1 and Exhibit H. In the event this Lease is combined with a Combination Lease as provided in Section 14.1 and this Lease is the Surviving Lease, Schedule 1 to this Lease shall be amended so as to add thereto the Proportionate Share(s) relative to the Facility(ies) under the Combination Lease that was/were previously included in Schedule 1 to the Combination Lease, and the Proportionate Share(s) of the Facility(ies) included in this Lease (including the additional Facility(ies) from the Combination Lease) shall be recalculated so that each such Facility shall have a Proportionate Share equal to the percentage that the Minimum Rent allocable to such Facility (which allocable portion of Minimum Rent shall remain equal to the share of Minimum Rent that was allocated to such Facility under this Lease or the Combination Lease, as applicable, prior to the combination of such leases pursuant to such Section 14.1 and Exhibit H) comprises of the aggregate Minimum Rent for all Facilities included in this Lease (including the Additional Properties) and so that the aggregate of all Proportionate Shares equals 100%.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.9.	New Lease pursuant to Section 14.2 and Exhibit H. In the event a New Lease is entered into pursuant to Section 14.2 and Exhibit H:

2.9.1.
Such New Lease shall include a schedule comparable to Schedule 1 of this Lease, and such schedule shall include therein a Proportionate Share for each Facility located on the Transferred Facilities covered by the New Lease equal to the percentage that the Minimum Rent allocable to such Facility under the New Lease comprises of the aggregate Minimum Rent for all Facilities located on all of the Transferred Facilities under such New Lease (and the aggregate of all such Proportionate Shares under such New Lease shall equal 100%); and

2.9.2.
Upon the execution of such New Lease, and effective as of the Property Transfer Date, Schedule 1 of this Lease shall be deemed amended so as to remove the Proportionate Shares for the Transferred Facilities, and the Proportionate Shares for the Facilities remaining under this Lease shall be recalculated so that each such Facility shall have a Proportionate Share equal to the percentage that the Minimum Rent for such Facility comprises of the aggregate Minimum Rent for all Facilities remaining under this Lease, and so that the aggregate of all Proportionate Shares remaining under this Lease equals 100%. Such amendments shall occur automatically and without the necessity of any further action by Landlord or Tenant, but, at Landlord’s election, the same shall be reflected in a formal amendment to this Lease, which amendment shall be promptly executed by Tenant.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT I
INTENTIONALLY DELETED

I-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT J
INTENTIONALLY DELETED

J-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT K
Subordination of Management Agreement
MANAGER’S CONSENT AND SUBORDINATION
OF MANAGEMENT AGREEMENT
THIS MANAGER’S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this agreement, as it may be amended, renewed, supplemented, extended or replaced with the agreement of Landlord to the extent hereinafter required, the “Agreement”), dated as of ____________, 20___, is made by                     , a                          (together with its successors and assigns, “Manager”).
PRELIMINARY STATEMENTS
Ventas [___________________________] (together with its successors and assigns, “Landlord”) has agreed to make a lease of certain property located in __________, _________ as more particularly described on Exhibit A attached hereto (the “Property”) to [__________________] (together with its successors and assigns and with the other tenant(s) under the Master Lease and Security Agreement described hereinafter and its (their) respective successors and assigns, and both individually and collectively, “Tenant”) pursuant to that certain Master Lease and Security Agreement dated as of ________________ (such agreement, as so amended and as it may be further amended, renewed, supplemented, extended or replaced, the “Master Lease”); and
Landlord requires, as a condition of the Master Lease and Landlord’s leasing of the Property to Tenant, that Manager execute and deliver this Agreement.
STATEMENT OF AGREEMENTS
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order for Tenant to comply with the Master Lease and to induce Landlord to accept Manager as the manager of the Property, Manager hereby represents, warrants, covenants and agrees for the benefit of Landlord as follows:

1.	Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Master Lease.

2.	Manager’s Representations. Manager warrants and represents to Landlord, as of the date hereof, that the following are true and correct:
2.1.    Manager has agreed to act as manager of the Property pursuant to the _____________________________________ dated _________, 20___ between Tenant and Manager (such agreement, as it may be amended, renewed, supplemented, extended or replaced, the “Management Agreement”). Manager has delivered a true, correct and complete copy of the Management Agreement to Landlord.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.2.    The entire agreement between Manager and Tenant for the management of the Property is evidenced by the Management Agreement.
2.3.    The Management Agreement constitutes the valid and binding agreement of Manager, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor’s rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), and Manager has full authority under all state and local laws and regulations to perform all of its obligations under the Management Agreement.
2.4.    Tenant is not in default in the performance of any of its obligations under the Management Agreement and all payments and fees required to be paid by Tenant to Manager thereunder have been paid to the date hereof.

3.	Manager’s Agreements. Notwithstanding any terms of the Management Agreement to the contrary, Manager hereby consents to and covenants and agrees with Landlord as follows:
3.1.    No Termination of Management Agreement. Manager shall not terminate the Management Agreement without first obtaining Landlord’s written consent. Notwithstanding the foregoing, Manager shall have the right to terminate the Management Agreement for default by Tenant by giving Landlord sixty (60) days’ prior written notice of such termination. In the event Landlord (or Tenant) shall cure such default in the aforesaid sixty (60) day period, then any termination notice related to such cause shall be of no further force or effect.
3.2.    Subordination of Management Agreement. The rights of Manager to receive any management fees, incentive fees or other compensation, reimbursement of costs and expenses or other payments in consideration for its management services for the Property and/or other performance by Tenant under the Management Agreement shall be and remain subordinate in all respects to Landlord’s rights to receive Tenant’s payments, and Tenant’s performance of its other obligations, under the Master Lease. The Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held by Manager in and to the Property are and shall be in all respects subordinate and inferior to the liens, rights and interests of Landlord owed, claimed or held by Landlord under the Master Lease, including, without limitation, any and all liens and security interests created or to be created for the benefit of Landlord, and securing the payment and performance of Tenant’s obligations under the Master Lease. Notwithstanding the foregoing, provided and on the condition that no default exists under this Agreement and no Event of Default exists under the Master Lease, Manager shall be entitled to receive from Tenant any accrued and unpaid amounts owed under the Management Agreement. In the event Manager receives any payment under the Management Agreement other than as permitted in the preceding sentence, Manager shall remit such payment to Landlord for application by Landlord on account of obligations of Tenant arising under the Master Lease.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.3.    Landlord’s Right to Terminate. Upon the occurrence and following an Event of Default, Manager shall, at the request of Landlord, continue performance, on behalf of Landlord, of all of Manager’s obligations under the terms of the Management Agreement with respect to the Property, provided Landlord sends to Manager the notice set forth in paragraph 3.6 hereof and performs or causes to be performed the obligations of Tenant to Manager under the Management Agreement first accruing or arising from and after, and solely with respect to the period commencing upon, the effective date of such notice. Upon, or at any time after an Event of Default, Landlord shall have the right to immediately terminate the Management Agreement by giving Manager written notice of such termination, in which event the Management Agreement shall terminate effective immediately upon such notice and Landlord shall neither be bound nor obligated to perform the covenants and obligations of Tenant under the Management Agreement. Without limiting Manager’s rights against Tenant, Manager agrees not to look to Landlord for payment of any accrued but unpaid management fees, incentive fees or other compensation, reimbursement of costs and expenses or other payments in consideration of its management services relating to the Property and/or other performance by Tenant under the Management Agreement accruing prior to the effective date of the notice set forth in paragraph 3.6 hereof or those which may occur prior to any notice of termination if such notice is prior to the notice set forth in paragraph 3.6 hereof.
3.4.    Further Assurances. Manager further agrees to (i) execute such affidavits and certificates as Landlord shall reasonably require to evidence further the agreements herein contained, (ii) on request from Landlord, furnish Landlord with copies of such information as Tenant is entitled to receive under the Management Agreement, and (iii) reasonably cooperate with Landlord’s representative in any inspection of all or any portion of the Property.
3.5.    No Joint Venture. Landlord has no obligation to Manager with respect to the Master Lease and Manager shall not be a third party beneficiary with respect to any of Landlord’s obligations to Tenant set forth in the Master Lease. The relationship of Landlord to Tenant is one of a landlord to a tenant, and Landlord is not a joint #PageNum#enture or partner of Tenant.
3.6.    Landlord Not Obligated Under Management Agreement. Manager further agrees that nothing herein shall impose upon Landlord any obligation for payment or performance under the Management Agreement in favor of Manager, unless Landlord notifies Manager in writing after an Event of Default that Landlord has elected to assert Tenant’s rights under the Management Agreement with respect to the Property and assume Tenant’s obligations thereunder first accruing or arising from and after, and solely with respect to the period commencing upon, the effective date of such notice.
3.7.    Landlord’s Reliance. Manager has executed this Agreement in order for Tenant to comply with the Master Lease and to induce Landlord to accept Manager as the manager of the Property and with full knowledge that Landlord shall rely upon the representations, warranties and agreements herein contained, and that, but for this instrument

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

and the representations, warranties and agreements therein contained, Landlord would not take such action.
3.8.    Successors and Assigns. Manager agrees that this Agreement and Manager’s obligations hereunder shall be binding upon Manager and its successors and assigns and shall inure to the benefit of Landlord and its successors and assigns.
3.9.    No Amendment or Termination. This Agreement shall not be amended, modified, terminated or assigned by Manager without the prior written consent of Landlord, in its sole discretion. The Management Agreement shall not be amended, modified, terminated or assigned by Manager or Tenant without the prior written consent of Landlord, which consent (i) may be granted or withheld in the sole discretion of Landlord, in the case of any such assignment by Manager or any material amendment or modification of the Management Agreement and (ii) shall not be unreasonably withheld, delayed or conditioned by Landlord, in the case of any termination of the Management Agreement or any non-material amendment or modification of the Management Agreement.
3.10.    Additional Duties. Manager agrees that, without limitation of other duties under the Management Agreement, such duties shall include (i) reasonably cooperating with, and assisting, Landlord and Tenant in connection with any Operational Transfer, and (ii) extending the Management Agreement as necessary, upon the request of Landlord or Tenant, in connection with providing the aforesaid cooperation and assistance, but not beyond any period of time that Tenant is obligated to extend the Lease.

4.
Termination. This Agreement shall terminate upon the termination of the Master Lease as it applies to the Property and/or, subject to compliance with the terms of this Agreement, upon the termination of the Management Agreement, provided, however, that no such termination shall impair the enforceability of any provisions of this Agreement or the Management Agreement that survive termination and/or any obligations under this Agreement or the Management Agreement that have accrued prior to such termination.

5.
Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered (i) by mail (registered or certified mail, return receipt requested), in which case such notice shall be deemed received three (3) business days after its deposit, (ii) by confirmed facsimile, in which case such notice shall be deemed received the next business day, or (iii) by reputable nationally recognized overnight courier service, in which case such notice shall be deemed received the next business day, addressed to the respective parties, as follows:

if to Manager:

Attention:
Facsimile:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

with a copy to:

Attention:
Facsimile:
if to Landlord:
c/o Ventas, Inc.
353 N. Clark Street, Suite 3300
Chicago, Illinois 60654
Attention:    Legal Department
Telephone:    (312) 660-3800
Fax No.:    (312) 660-3850
with a copy to:

c/o Ventas, Inc.
500 North Hurstbourne Parkway, Suite 200
Louisville, KY 40222
Attention: Lease Administrator
Telephone: (502) 357-9000
Facsimile: (502) 357-9001
with a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 West Madison Street, Suite 3900
Chicago, Illinois 60606
Attention: Joseph D. Lambert, Esq.
Facsimile: (312) 984-3150

or to such other address as either party may hereunder designate in writing.
IN WITNESS WHEREOF, Manager has caused this Agreement to be duly executed by its duly authorized representative, as of the day and year first above written.
MANAGER:
,
a
By:
Name:
Title:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT L
SALE FACILITIES

1.	Certain Definitions.

a.
“Additional Sale Facility” means each Facility identified in a Marketing Notice (defined below) that is not a Listed Sale Facility; provided that (i) the total annual Minimum Rent for all Additional Sale Facilities (based on such Facilities’ Proportionate Shares) shall not exceed $[***], and Landlord shall have no obligations under this Exhibit L with respect to any such Facility identified in a Marketing Notice that would cause such total annual Minimum Rent to exceed $[***] annually and (ii) no Facility that has been designated as the subject of a Revenue Enhancing Project may be identified as an Additional Sale Facility.

b.	“Landlord Seller” means, as to a given Sale Facility, the Landlord owner of such Sale Facility as identified on Schedule 1.

c.	“Listed Sale Facility” means each Facility identified on Schedule 1 as a “Listed Sale Facility”.

d.	“Sale Facility” means each Listed Sale Facility and each Additional Sale Facility.

e.	“Tenant Seller” means, as to a given Sale Facility, the Tenant of such Sale Facility as identified on Schedule 1.

2.
Marketing of Subject Facilities. Commencing on the Effective Date and continuing through the first anniversary of the Effective Date (the “Marketing End Date”), from time to time, Tenant may give notice (a “Marketing Notice”) to Landlord indicating that it wishes to terminate the Lease with respect one or more of the Sale Facilities (each such Sale Facility so identified, a “Subject Facility”). Upon receipt of such a notice, Landlord will initiate a marketing process and use commercially reasonable, diligent efforts to advance the sale of the applicable Subject Facility(ies). Landlord will provide Tenant’s designated representative a monthly, written reasonably detailed update of the marketing process summarizing, with respect to each Subject Facility, information as to prospective purchasers, active negotiations and indications of interest as well as advertising and marketing programs in connection therewith. Each Landlord Seller of a Subject Facility shall execute and deliver a purchase contract acceptable to such Landlord Seller in its reasonable discretion (“SF Purchase Contract”) with an unrelated third-party purchaser (a “Purchaser”) provided that the purchase price therefor exceeds the Minimum Sale Price for such Subject Facility (which Minimum Sale Price shall be set forth in Schedule L-1 (a) with respect to each Listed Sale Facility, within thirty (30) days following the Effective Date, and (b) with respect to each Additional Sale Facility, promptly following the delivery of the Marketing Notice associated with such Additional Sale Facility) and, with respect to any Subject Facility, that the closing of such Subject Facility under such SF Purchase Contract is scheduled to occur no later than December 31, 2020, subject to extension for regulatory approval purposes, but any such extension shall not exceed 180 days. Promptly upon execution of an SF Purchase Contract, Landlord Seller(s) shall notify (a “Sale Notice”) the applicable Tenant Seller(s)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

thereof, which Sale Notice shall include copies of the SF Purchase Contract for the applicable Subject Facility(ies). At a closing under a SF Purchase Contract, the applicable Tenant Seller(s) shall enter into an operations transfer agreement (“OTA”) in a form reasonably acceptable to the Tenant Seller(s) and the applicable Purchaser. Landlord Seller(s) shall not receive consideration for the modification of the Lease with respect to the applicable Subject Facility(ies) other than by way of cash payment of the purchase price under the applicable SF Purchase Contract. To the extent requested by a Purchaser, the OTA shall provide that the Tenant Seller(s) shall be responsible for obtaining “tail” insurance benefitting such Purchaser, to the same extent as the Tenant Seller(s) is/are responsible for obtaining “tail” insurance under the Lease.

3.
Pending Purchase and Sale of Subject Facilities. Following entry into an SF Purchase Contract, each of Landlord and Tenant shall use commercially reasonable, diligent efforts (including causing its Affiliates to use such efforts) to cooperate in the Purchaser’s or it designee’s efforts to obtain as soon as practicable any necessary regulatory licenses, approvals and other authorizations required with respect to the sale referenced in such SF Purchase Contract including the transfer of operations of the applicable Subject Facility(ies). Upon the reasonable request of Landlord, Tenant shall disclose any information (including by delivering written copies thereof if so requested) in its possession or control with respect to the sale or other transfer of the applicable Subject Facility(ies), provided that such information is not privileged or subject to a duty of confidentiality. No Tenant shall take any action or omit to take any action that causes the applicable Landlord Seller(s) to default on its/their obligations under such SF Purchase Contract or any document executed or delivered in connection therewith.

4.	Effect of Closing.

a.	Closing.

i.
Reduced Rent. Contemporaneously with the closing of the sale of each of the Subject Facilities pursuant to the SF Purchase Contracts, Landlord and Tenant shall amend the Lease to reflect the removal of such Subject Facility(ies) in accordance with the terms of Section 7.4.12, provided, however, that (i) the reduction in Minimum Rent for each sold Subject Facility shall be equal to the Sale Facility Rent Reduction for such Subject Facility, and (ii) (x) if the Sale Facility Rent Reduction for a given Subject Facility exceeds the allocated Minimum Rent for the Subject Facility immediately prior to any such amendment pursuant to subsection (i) above, the Minimum Rent for the remaining Facilities shall be reduced pro-rata by the amount of such excess based upon the remaining Facilities’ Proportionate Shares, and (y) if the allocated Minimum Rent for the Subject Facility immediately prior to any such amendment pursuant to subsection (i) above exceeds the Sale Facility Rent Reduction, the allocable Minimum Rent for the remaining Facilities shall be increased pro-rata by the amount of such excess based upon the remaining Facilities’ Proportionate Shares. In the event that additional Cash Sale Proceeds are received on account of the sale of a Subject Facility after the closing (e.g., from the release of escrowed amounts), Tenant and Landlord shall further amend the Lease to reduce Minimum Rent by the additional Sale Facility Rent Reduction resulting from such additional Cash Sale Proceeds (with the amount of such reduction to be

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

allocated and applied pro-rata to the remaining Facilities based upon their respective Proportionate Shares).

ii.
“Sale Facility Rent Reduction” means, as to each Subject Facility sold by the applicable Landlord Seller, an amount equal to the product of (i) the Cash Sale Proceeds that such Landlord Seller receives on account of such sale and (ii) 6.25%.

iii.
“Cash Sale Proceeds” means, with respect to the sale of a Subject Facility, the net cash proceeds received at the closing of such sale by the applicable Landlord Seller(s), after deducting therefrom, whether or not paid at such closing, (i) any holdback or escrowed amount (subject to the last sentence of Section 4(a)(i) above), and (ii) all of the Reimbursable Sales Costs (as defined below) relating to such sale.

b.	PSA Breaches.

i.
Tenant and Brookdale Senior Living Inc. shall be jointly and severally liable for any damages of Purchaser under the SF Purchase Contract or the OTA resulting from any Tenant Seller’s breach under the OTA.

ii.
In the event an SF Purchase Contract is terminated prior to the closing of the sale of a Subject Facility due to Purchaser’s breach thereof, any earnest money forfeited by Purchaser shall be (i) distributed to the applicable Landlord Seller and Tenant Seller, pro rata based on the amount of reasonable and documented costs and expenses incurred by such Landlord Seller and Tenant Seller, respectively, in connection with the proposed sale of such Subject Facility (excluding any fees payable to brokers, but not excluding any expense reimbursements payable to brokers), and (ii) if any earnest money remains following the foregoing reimbursement, such remaining earnest money shall be retained by Landlord Seller.

c.
Post-Closing Escrow. Landlord Seller may give such instructions under the Post-Closing Escrow Agreement (as defined in the SF Purchase Contract) as (i) it may in good faith deem appropriate and which are not inconsistent with the applicable SF Purchase Contract, or any document executed or delivered in connection therewith, or this Lease, or (ii) may be approved by the applicable Tenant Seller.

5.	Costs and Expenses.

a.
Closed Sales. With respect to any closed sale of a Subject Facility, all expenses incurred in connection with the sale of such Subject Facility, including without limitation, recording costs, transfer taxes, application fees, title insurance costs, and escrow charges shall be paid as provided in the applicable SF Purchase Contract. Landlord Seller’s reasonable and documented out-of-pocket expenses incurred in connection with the sale of such Subject Facility, including, without limitation, broker’s fees, marketing costs and attorneys’ fees incurred to accomplish the sale of such Subject Facility (“Reimbursable Sales Costs”), shall be paid to Landlord Seller out of the purchase consideration for such Subject Facility.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE L-1
MINIMUM SALE PRICES

[***]

L-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 1
FACILITY INFORMATION: BUSINESS, UNITS, ETC.
“ALF” = Assisted Living Community
“ALZ” = Memory Care Community
“ILF” = Independent Living Community
“SNF” = Skilled Nursing Facility

VTR ID	BKD ID	Community Name	Landlord	Tenant	Address	Type	No. of Units	Tenant’s Proportionate Share	Listed Sale Facility
[***]	[***]	Northbrook	Ventas Realty, Limited Partnership	Brookdale Living Communities of Illinois-GV, LLC	4501 Concord Lane, Northbrook, IL, 60062	IL/AL	220	[***]	[***]
[***]	[***]	Lake Shore Drive	Brookdale Living Communities of Illinois-2960, LLC	BLC-The Hallmark, LLC	2960 North Lake Shore Drive, Chicago, IL, 60657	IL/AL	337	[***]	[***]
[***]	[***]	Lake View	Brookdale Living Communities of Illinois-HV, LLC	BLC-Kenwood of Lake View, LLC	3121 North Sheridan Road, Chicago, IL, 60657	IL/AL	254	[***]	[***]
[***]	[***]	Farmington	Brookdale Living Communities of Connecticut, LLC	BLC-Gables at Farmington, LLC	20 Devonwood Drive, Farmington, CT, 6032	IL/AL	168	[***]	[***]
[***]	[***]	Hoffman Estates	PSLT-BLC Properties Holdings, LLC	BLC-Devonshire of Hoffman Estates, LLC	1515 Barrington Road, Hoffman Estates, IL, 60169	IL/AL	249	[***]	[***]
[***]	[***]	Castleton	PSLT-BLC Properties Holdings, LLC	BLC-The Berkshire of Castleton, L.P.	8480 Craig Street, Indianapolis, IN, 46250	AL	137	[***]	[***]
[***]	[***]	Springs Mesa	Brookdale Living Communities of Arizona-EM, LLC	BLC-Springs at East Mesa, LLC	6220 East Broadway Rd, Mesa, AZ, 85206	IL/AL	186	[***]	[***]
[***]	[***]	Quincy Bay	Brookdale Living Communities of Massachusetts-RB, LLC	BLC-River Bay Club, LLC	99 Brackett Street, Quincy, MA, 02169	IL/AL	281	[***]	[***]
[***]	[***]	Redwood City	Brookdale Living Communities of California-RC, LLC	BLC-Woodside Terrace, L.P.	485 Woodside Road, Redwood City, CA, 94061	IL/AL	271	[***]	[***]
[***]	[***]	San Jose	Brookdale Living Communities of California, LLC	BLC-Atrium at San Jose, L.P.	1009 Blossom River Way, San Jose, CA, 95123	IL/AL/ALZ	294	[***]	[***]
[***]	[***]	San Marcos	Brookdale Living Communities of California-San Marcos, L.P.	BLC-Brookdale Place at San Marcos, L.P.	1590 W. San Marcos Blvd., San Marcos, CA, 92069	AL	209	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Santa Fe	PSLT-BLC Properties Holdings, LLC	BLC-Ponce de Leon, LLC	640 Alta Vista, Santa Fe, NM, 87505	IL/AL	143	[***]	[***]
[***]	[***]	Park Place	Brookdale Living Communities of Washington-PP, LLC	BLC-Park Place, LLC	601 South Park Road, Spokane, WA, 99212	IL/AL/ALZ	190	[***]	[***]
[***]	[***]	Hawthorn Lakes IL/AL	Brookdale Living Communities of Illinois-II, LLC	BLC-Hawthorne Lakes, LLC	10 E. Hawthorn Parkway, Vernon Hills, IL, 60061	IL/AL	201	[***]	[***]
[***]	[***]	Hawthorn Lakes AL	PSLT-BLC Properties Holdings, LLC	BLC-The Willows, LLC	10 E. Hawthorn Parkway, Vernon Hills, IL, 60061	AL	50	[***]	[***]
[***]	[***]	Evesham	Brookdale Living Communities of New Jersey, LLC	BLC-Brendenwood, LLC	1 Brendenwood Drive, Voorhees Township, NJ, 08043	AL	145	[***]	[***]
[***]	[***]	Chatfield	PSLT-BLC Properties Holdings, LLC	BLC-Chatfield, LLC	One Chatfield Drive, West Hartford, CT, 06110	IL/AL/ALZ	201	[***]	[***]
[***]	[***]	West Palm Beach	Brookdale Living Communities of Florida-CL, LLC	Brookdale Living Communities of Florida, Inc.	6100 Common Circle, West Palm Beach, FL, 33417	IL/AL	290	[***]	[***]
[***]	[***]	Lisle SNF	Ventas Realty, Limited Partnership	Brookdale Living Communities of Illinois-DNC, LLC	1800 Robin Lane, Lisle, IL, 60532	SNF	82	[***]	[***]
[***]	[***]	Boulder Creek	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3375 34th Street, Boulder, CO, 80301	AL	76	[***]	[***]
[***]	[***]	Forest Grove	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3110 19th Avenue, Forest Grove, OR, 97116	AL	88	[***]	[***]
[***]	[***]	Mt. Hood	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	25200 S.E. Stark Street, Gresham, OR, 97030	AL	77	[***]	[***]
[***]	[***]	Richland	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	1629 George Washington Way, Richland, WA, 99354	AL	114	[***]	[***]
[***]	[***]	Allenmore AL	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3615 S. 23rd Street, Tacoma, WA, 98405	AL	68	[***]	[***]
[***]	[***]	Denton North	NH Texas Properties Limited Partnership	Brookdale Senior Living Communities, Inc.	2525 North Hinkle Drive, Denton, TX, 76201	AL	37	[***]	[***]
[***]	[***]	Ennis	NH Texas Properties Limited Partnership	Brookdale Senior Living Communities, Inc.	2500 Yorkstown, Ennis, TX, 75119	AL	33	[***]	[***]
[***]	[***]	Broken Arrow	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	4001 S Aspen Road, Broken Arrow, OK, 74011	AL / ALZ	69	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Salina Fairdale	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	2251 East Crawford, Salina, KS, 67401	AL	40	[***]	[***]
[***]	[***]	Tavares	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	2232 Dora Avenue, Tavares, FL, 32778	AL	42	[***]	[***]
[***]	[***]	Greenville AL/MC	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	1401 N. Broadway, Greenville, OH, 45331	AL / ALZ	66	[***]	[***]
[***]	[***]	Avondale	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	4455 Merrimac Avenue, Jacksonville, FL, 32210	AL	42	[***]	[***]
[***]	[***]	Springdale	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	11320 Springfield Pike, Springdale, OH, 45246	AL / ALZ	41	[***]	[***]
[***]	[***]	Palm Coast	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	3 Club House Drive, Palm Coast, FL, 32137	AL	42	[***]	[***]
[***]	[***]	Rotonda	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	550 Rotonda Blvd West, Rotonda West, FL, 33947	AL	42	[***]	[***]
[***]	[***]	Yakima	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	4100 West Englewood Avenue, Yakima, WA, 98908	AL	73	[***]	[***]
[***]	[***]	Falling Creek	MLD Properties, Inc.	Brookdale Senior Living Communities, Inc.	910 29th Avenue NE, Hickory, NC, 28601	AL	42	[***]	[***]
[***]	[***]	Chandler Ray Road	Nationwide Health Properties, LLC	Brookdale Senior Living Communities, Inc.	2800 West Ray Rd, Chandler, AZ, 85224	AL	52	[***]	[***]
[***]	[***]	Allenmore - IL	2010 Union Limited Partnership	Brookdale Senior Living Communities, Inc.	2010 S. Union Avenue, Tacoma, WA, 98405	IL	118	[***]	[***]
[***]	[***]	South Windsor	Ventas Realty, Limited Partnership	SW Assisted Living, LLC	1715 Ellington Road, South Windsor, CT, 06074	AL/ALZ	81	[***]	[***]
[***]	[***]	Anaheim	Ventas Realty, Limited Partnership	Summerville at Fairwood Manor, LLC	200 North Dale Street, Anaheim, CA, 92801	AL/ALZ	115	[***]	[***]
[***]	[***]	Tracy	Ventas Realty, Limited Partnership	Summerville at Heritage Place, LLC	355 West Grant Line Road, Tracy, CA, 95376	AL/ALZ	131	[***]	[***]
[***]	[***]	Cushing Park	Ventas Framingham, LLC	Summerville 5 LLC	300 West Farm Pond Road, Framingham, MA, 01702	IL/AL/ALZ	225	[***]	[***]
[***]	[***]	Cape Cod	Ventas Whitehall Estates, LLC	Summerville 4 LLC	790 Falmouth Road, Hyannis, MA, 02601	AL/ALZ	80	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Deer Creek AL/MC	Ventas Realty, Limited Partnership	Summerville 17 LLC	2403 West Hillsboro Boulevard, Deerfield Beach, FL, 33442	AL/ALZ	128	[***]	[***]
[***]	[***]	Salem AL (VA)	Nationwide Health Properties, LLC	Summerville at Ridgewood Gardens LLC	2001 Ridgewood Drive, Salem, VA, 24153	AL/ALZ	75	[***]	[***]
[***]	[***]	Austintown	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1420 South Canfield Niles Road, Austintown, OH, 44515	ALZ	32	[***]	[***]
[***]	[***]	Beavercreek	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3839 Indian Ripple Road, Beavercreek, OH, 45440	AL	42	[***]	[***]
[***]	[***]	Cary	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	7870 Chapel Hill Road, Cary, NC, 27513	ALZ	44	[***]	[***]
[***]	[***]	Clinton IL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	99 Brookside Drive, Clinton, NY, 13323	IL	84	[***]	[***]
[***]	[***]	Vista Grande	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	2780 Vickers Drive, Colorado Springs, CO, 80918	AL	67	[***]	[***]
[***]	[***]	Eden Prairie	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	7513 Mitchell Road, Eden Prairie, MN, 55344	ALZ	46	[***]	[***]
[***]	[***]	Kenosha	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	10108 74th Street, Kenosha, WI, 53142	ALZ	54	[***]	[***]
[***]	[***]	LaCrosse MC	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3161 South Avenue, La Crosse, WI, 54601	ALZ	32	[***]	[***]
[***]	[***]	LaCrosse AL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3141 East Avenue South, La Crosse, WI, 54601	AL	52	[***]	[***]
[***]	[***]	Alderwood	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	18706 36th Avenue West, Lynnwood, WA, 98037	ALZ	60	[***]	[***]
[***]	[***]	Marion AL (IN)	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	2452 West Kem Road, Marion, IN, 46952	AL	42	[***]	[***]
[***]	[***]	East Arbor	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	6060 East Arbor Avenue, Mesa, AZ, 85206	AL	50	[***]	[***]
[***]	[***]	East Niskayuna	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	2861 Troy Schenectady Road, Schenectady, NY, 12309	ALZ	46	[***]	[***]
[***]	[***]	North Oaks	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	300 Village Center Drive, North Oaks, MN, 55127	ALZ	46	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Oro Valley	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	10175 North Oracle Road, Oro Valley, AZ, 85704	ALZ	34	[***]	[***]
[***]	[***]	Pensacola	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	8700 University Parkway, Pensacola, FL, 32514	AL	50	[***]	[***]
[***]	[***]	Peoria	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	8989 West Greenbrian Drive, Peoria, AZ, 85382	AL	50	[***]	[***]
[***]	[***]	Pittsford	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	159 Sullys Trail, Pittsford, NY, 14534	ALZ	46	[***]	[***]
[***]	[***]	Plymouth	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	15855 22nd Avenue North, Plymouth, MN, 55447	ALZ	46	[***]	[***]
[***]	[***]	Portage AL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3444 Swanson Road, Portage, IN, 46368	AL	42	[***]	[***]
[***]	[***]	Richmond	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	3700 South A Street, Richmond, IN, 47374	AL	42	[***]	[***]
[***]	[***]	Salem AL (OH)	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1916 South Lincoln Avenue, Salem, OH, 44460	AL	42	[***]	[***]
[***]	[***]	Summerfield	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	100 Summerfield Village Lane, Syracuse, NY, 13215	IL	84	[***]	[***]
[***]	[***]	Tempe	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1610 East Guadalupe Road, Tempe, AZ, 85283	ALZ	46	[***]	[***]
[***]	[***]	East Tucson	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	8468 East Speedway Boulevard, Tucson, AZ, 85710	AL	46	[***]	[***]
[***]	[***]	Twin Falls	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	1367 Locust Street North, Twin Falls, ID, 83301	AL	70	[***]	[***]
[***]	[***]	Utica AL	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	45969 North Pointe Boulevard, Utica, MI, 48315	AL	58	[***]	[***]
[***]	[***]	Westampton	PSLT-ALS Properties II, LLC	ALS Properties Tenant II, LLC	480 Woodlane Road, Westampton, NJ, 08060	ALZ	44	[***]	[***]
[***]	[***]	Winston-Salem	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	275 South Peace Haven Road, Winston-Salem, NC, 27104	ALZ	32	[***]	[***]
[***]	[***]	Winter Haven MC	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	6120 Cypress Gardens Boulevard, Winter Haven, FL, 33884	ALZ	32	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Winter Haven AL	PSLT-ALS Properties I, LLC	ALS Properties Tenant I, LLC	6110 Cypress Gardens Boulevard, Winter Haven, FL, 33884	AL	42	[***]	[***]
[***]	[***]	Farmington Hills North	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	27900 Drake Road, Farmington Hills, MI, 48331	ALZ	28	[***]	[***]
[***]	[***]	Farmington Hills North II	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	27950 Drake Road, Farmington Hills, MI, 48331	ALZ	28	[***]	[***]
[***]	[***]	Utica MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	45959 North Pointe Blvd., Utica, MI, 48315	ALZ	28	[***]	[***]
[***]	[***]	Meridian AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	5346 Marsh Rd, Haslett, MI, 48840	AL	59	[***]	[***]
[***]	[***]	Troy MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	4900 Northfield Pky, Troy, MI, 48098	ALZ	46	[***]	[***]
[***]	[***]	Davison	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	432 East Clark Street, Davison, MI, 48423	AL	32	[***]	[***]
[***]	[***]	Delta MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	4235 Delta Commerce Drive, Delta Township, MI, 48917	ALZ	34	[***]	[***]
[***]	[***]	Grand Blanc MC	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	5130 Baldwin Road, Holly, MI, 48442	ALZ	46	[***]	[***]
[***]	[***]	Grand Blanc AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	5080 Baldwin Road, Holly, MI, 48442	AL	66	[***]	[***]
[***]	[***]	Troy AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	4850 Northfield Pky, Troy, MI, 48098	AL	66	[***]	[***]
[***]	[***]	Delta AL	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	7323 Delta Commerce Drive, Delta Township, MI, 48917	AL	19	[***]	[***]
[***]	[***]	Fort Myers The Colony	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	13565 American Colony Boulevard, Fort Myers, FL, 33912	ALZ	32	[***]	[***]
[***]	[***]	Ormond Beach West	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	240 Interchange Blvd., Ormond Beach, FL, 32174	ALZ	42	[***]	[***]
[***]	[***]	Crown Point	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	10050 Old Saint Augustine Road, Jacksonville, FL, 32257	ALZ	32	[***]	[***]
[***]	[***]	Manlius	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	100 Flume Road, Manlius, NY, 13104	AL	78	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	Onalaska	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	949 10th Avenue North, Onalaska, WI, 54650	AL	19	[***]	[***]
[***]	[***]	Sun Prairie	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	650 Broadway Drive, Sun Prairie, WI, 53590	ALZ	20	[***]	[***]
[***]	[***]	Mankato	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	100 Teton Lane, Mankato, MN, 56001	AL	19	[***]	[***]
[***]	[***]	Winona	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	835 E Belleview Street, Winona, MN, 55987	AL	19	[***]	[***]
[***]	[***]	Middleton Century Ave	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	6916 Century Avenue, Middleton, WI, 53562	AL	19	[***]	[***]
[***]	[***]	Willmar	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	1501 19th Avenue SouthWest, Wilmar, MN, 56201	AL	19	[***]	[***]
[***]	[***]	Faribault	JER/NHP Senior Living Acquisition, LLC	ALS Leasing, Inc.	935 Spring Road, Faribault, MN, 55021	AL	19	[***]	[***]
[***]	[***]	Derby	JER/NHP Senior Living Kansas, Inc.	Assisted Living Properties, Inc.	1709 E Walnut Grove, Derby, KS, 67037	AL	25	[***]	[***]
[***]	[***]	Wellington	JER/NHP Senior Living Kansas, Inc.	Assisted Living Properties, Inc.	500 N Plum Street, Wellington, KS, 67152	AL	26	[***]	[***]
[***]	[***]	Barberton	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	487 Austin Drive, Barberton, OH, 44203	AL	42	[***]	[***]
[***]	[***]	Centennial Park	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	350 Union Road, Clayton, OH, 45322	AL	41	[***]	[***]
[***]	[***]	Marion AL/MC (OH)	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	308 Barks Road East, Marion, OH, 43302	AL / ALZ	43	[***]	[***]
[***]	[***]	Bartlesville South	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	3737 SE Camelot Drive, Bartlesville, OK, 74006	AL	33	[***]	[***]
[***]	[***]	Bethany	JER/NHP Senior Living Acquisition, LLC	Assisted Living Properties, Inc.	4101 N Council Road, Bethany, OK, 73008	AL	26	[***]	[***]
[***]	[***]	Kerrville	JER/NHP Senior Living Texas, L.P.	Assisted Living Properties, Inc.	725 Leslie Drive, Kerrville, TX, 78028	AL	37	[***]	[***]
[***]	[***]	Medical Center Whitby	JER/NHP Senior Living Texas, L.P.	Assisted Living Properties, Inc.	5996 Whitby Road, San Antonio, TX, 78240	AL	49	[***]	[***]
[***]	[***]	Western Hills	JER/NHP Senior Living Texas, L.P.	Assisted Living Properties, Inc.	3902 W Adams Avenue, Temple, TX, 76504	AL	42	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 1A
AUTHORIZATIONS AND LICENSED UNITS/BEDS

VTR ID	BKD ID	Community Name	Tenant	Licensee	License State	License Type(s)	Licensed Capacity
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 2.3.1
EXISTING LEASES AND EXISTING ARLS/DOCUMENTS

1.	Alterra I ML

a.
Property Lease Agreement, by and between PSLT-ALS Properties I, LLC, and ALS Properties Tenant I, LLC, dated as of October 20, 2004, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

2.	Alterra II ML

a.
Amended and Restated Property Lease Agreement, by and between PSLT-ALS Properties II, LLC and ALS Properties Tenant II, LLC, dated as of December 16, 2004, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

3.	Provident 22

a.
Agreement Regarding Leases dated as of October 19, 2004 by and among PSLT-BLC Properties Holdings, LLC, Brookdale Provident Properties, LLC, Brookdale Provident Management, LLC, Ventas Provident, LLC, Brookdale Living Communities, Inc., Brookdale Senior Living Inc., as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

b.
Property Lease Agreements by and between the parties described below, joined by Brookdale Provident Management, LLC, each as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements:

i.	Property Lease Agreement, by and between Brookdale Living Communities of Illinois-II, LLC and BLC-Hawthorne Lakes, LLC, dated as of October 19, 2004.

ii.	Property Lease Agreement, by and between Brookdale Living Communities of Illinois-HV, LLC and BLC-Kenwood of Lake View, LLC, dated as of October 19, 2004.

iii.	Property Lease Agreement, by and between Brookdale Living Communities of Washington-PP, LLC and BLC-Park Place, LLC, dated as of October 19, 2004.

iv.	Property Lease Agreement, by and between Brookdale Living Communities of New Mexico-SF, LLC and BLC-Ponce de Leon, LLC, dated as of October 19, 2004.

v.	Property Lease Agreement, by and between Brookdale Living Communities of Massachusetts-RB, LLC and BLC-River Bay Club, LLC, dated as of October 19, 2004.

vi.	Property Lease Agreement, by and between Brookdale Living Communities of California-San Marcos, L.P. and BLC-Brookdale Place at San Marcos, L.P., dated as of October 19, 2004.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

vii.	Property Lease Agreement, by and between Brookdale Living Communities of Arizona-EM, LLC and BLC-Springs at East Mesa, LLC, dated as of October 19, 2004.

viii.	Property Lease Agreement, by and between Brookdale Living Communities of Illinois-HLAL, LLC and BLC-The Willows, LLC, dated as of October 19, 2004.

ix.	Property Lease Agreement, by and between Brookdale Living Communities of California-RC, LLC and BLC-Woodside Terrace, L.P., dated as of October 19, 2004.

x.	Property Lease Agreement, by and between Brookdale Living Communities of Illinois-2960, LLC and BLC-The Hallmark, LLC, dated as of October 19, 2004.

xi.	Property Lease Agreement, by and between Brookdale Living Communities of Connecticut, LLC and BLC-Gables at Farmington, LLC, dated as of October 19, 2004.

xii.	Property Lease Agreement, by and between Brookdale Living Communities of California, LLC and BLC-Atrium at San Jose, L.P., dated as of October 19, 2004.

xiii.	Property Lease Agreement, by and between BLC of Indiana-OL, L.P. and BLC-The Berkshire of Castleton, L.P., dated as of October 19, 2004.

xiv.	Property Lease Agreement, by and between Brookdale Living Communities of New Jersey, LLC and BLC-Brendenwood, LLC, dated as of October 19, 2004.

xv.	Property Lease Agreement, by and between PSLT-BLC Properties Holdings, LLC (as successor by merger to Brookdale Living Communities of Connecticut-WH, LLC) and BLC-Chatfield, LLC.

xvi.
Property Lease Agreement, by and between Brookdale Living Communities of Florida-CL, LLC and Brookdale Living Communities of Florida, Inc. (f/k/a BLC-Classic at West Palm Beach, LLC), dated as of October 19, 2004.

xvii.	Property Lease Agreement, by and between Brookdale Living Communities of Illinois-Hoffman Estates, LLC and BLC-Devonshire of Hoffman Estates, LLC, dated as of October 19, 2004.

xviii.	Property Lease Agreement, by and between The Ponds of Pembroke Limited Partnership and BLC-Devonshire of Lisle, LLC, dated as of October 19, 2004.

xix.
Property Lease Agreement, by and between Ventas Realty Limited Partnership and Brookdale Living Communities of Illinois-DNC, LLC, dated as of March 2, 2009, as amended as of April 9, 2010, as amended from time to time, together with all related letter agreements, related guaranties, and other related agreements.

4.	NHP Alterra Master Lease

a.
Master Lease, by and between Nationwide Health Properties, Inc., NH Texas Properties Limited Partnership, MLD Delaware Trust, MLD Properties, LLC, NHP Silverwood Investments, Inc., NHP Westwood Investments, Inc., collectively, Landlord, and Brookdale Senior Living Communities, Inc. (f/k/a Alterra Healthcare Corporation), Tenant, dated as of April 9, 2002, as the same may have been amended, restated,

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

5.	JER I Master Lease

a.
Master Lease, by and between JER/NHP Senior Living Acquisition, LLC, JER/NHP Senior Living Texas, L.P., JER/NHP Senior Living Wisconsin, LLC, JER/NHP Senior Living Kansas, Inc., collectively, as Landlord, and ALS Leasing, Inc., Brookdale Senior Living Communities, Inc. (f/k/a Assisted Living Properties, Inc.), collectively, as Tenant, dated as of April 9, 2002, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

6.	Alterra Individual Lease – Forest Grove

a.
Lease and Security Agreement, by and between Nationwide Health Properties, Inc. and Brookdale Senior Living Communities, Inc. (as successor in interest to New Crossings International Corporation), dated as of December 15, 1995, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

7.	Alterra Individual Lease – Mt. Hood

a.
Sublease and Security Agreement, by and between Healthlink, Nationwide Health Properties, Inc. and Brookdale Senior Living Communities, Inc. (as successor in interest to New Crossings International Corporation), dated as of December 15, 1995, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

8.	Alterra Individual Lease – Union Park

a.
Sublease and Security Agreement by and between 2010 Union Limited Partnership, and New Crossings International Corporation, dated as of December 15, 1995, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

9.	Summerville ML-E Leases

a.
Third Amended and Restated Master Lease Agreement, by and among Ventas Realty, Limited Partnership, and Ventas Framingham, LLC, and Summerville 3, LLC, Summerville 5 LLC, Summerville 14 LLC, Summerville 15 LLC, Summerville 16 LLC, Summerville 17 LLC, SW Assisted Living, LLC, Summerville at Mentor, LLC, Summerville at Heritage Place, LLC, Summerville at Atherton Court LLC, Summerville at Barrington Court, LLC, Summerville at Roseville Gardens LLC, and Summerville at Golden Pond LLC, dated as of July 25, 2008, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

10.	Master Lease Agreement – Whitehall Estates

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

a.
Master Lease Agreement – Whitehall, by and between Ventas Whitehall Estates, LLC and Summerville 4 LLC, dated as of April 14, 2005, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

11.	Farm Pond

a.
Master Lease Agreement No 2., by and between Ventas Framingham, LLC and Summerville 5 LLC, dated as of October 21, 2009, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

12.	Seasons at Glenview – Grand Court Lease

a.
Master Lease Agreement, by and between Ventas Realty Limited Partnership and BLC Adrian-GC, LLC, BLC Albuquerque-GC, LLC, BLC Dayton-GC, LLC, BLC Fort Myers-GC, LLC, dated as of January 28, 2004, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

13.	NHP Summerville ML-E

a.
Master Lease, by and among Nationwide Health Properties, LLC (as successor by merger to Nationwide Health Properties, Inc.), and Summerville at Camelot Place LLC, Summerville at Hillen Vale LLC, Summerville at Ridgewood Gardens LLC, and Summerville at Lakeview LLC, dated as of October 2, 2006, as the same may have been amended, restated, supplemented, or modified from time to time, together with any and all related letter agreements, guaranties, and other ancillary agreements.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 2.3.5
SITE SPECIFIC PROVISIONS

[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 4.1.5
RENT CREDIT

Lease Year	Annual Rent Credit
Effective Date through 12/31/2018	$8,000,000*
2019	$8,000,000
2020	$7,000,000
2021 and all remaining Lease Years during the Term	$5,000,000

Notwithstanding the foregoing or anything to the contrary contained in this Lease, (a) upon the occurrence of the first Change of Control and provided that such Change of Control occurs during the Initial Term, for the portion of the Lease Year that follows such Change of Control and for each Lease Year thereafter during the Initial Term, the annual Rent Credit amount shall be reduced to $5,000,000 per annum (and, for the Lease Year in which such Change of Control occurs, such annual Rent Credit amount shall be prorated based on the number of days during such Lease Year that occur from and after such Change of Control) and (b) the Rent Credit for the first Lease Year of a Renewal Term and for each Lease Year thereafter during such Renewal Term shall be equal to: (i) if the Minimum Rent for the first Lease Year of such Renewal Term is established pursuant to clause (a) of Section 4.1.3 for such first Lease Year (i.e., Fair Market Rental of the Premises (as limited by the parenthetical provision in such clause (a)), $0, or (ii) if the Minimum Rent for the first Lease Year of such Renewal Term is established pursuant to clause (b) of Section 4.1.3 for such first Lease Year, the lesser of (1) $5,000,000 and (2) the amount, if any, by which Minimum Rent for the first Lease Year of such Renewal Term as established pursuant to such clause (b) exceeds the amount determined by clause (a) of Section 4.1.3 for such first Lease Year. By way of example:

1.
If, for the first Lease Year of the first Renewal Term, the Minimum Rent as established pursuant to clause (b) of Section 4.1.3 were $200,000,000 and the amount determined by clause (a) of Section 4.1.3 for such first Lease Year were $197,000,000, then the Rent Credit for such first Lease Year of such Renewal Term and for each Lease Year thereafter during such Renewal Term would be $200,000,000 minus $197,000,000= $3,000,000.

2.
If, for the first Lease Year of the first Renewal Term, the Minimum Rent as established pursuant to clause (b) of Section 4.1.3 were $203,000,000 and the amount determined by clause (a) of Section 4.1.3 for such first Lease Year were $197,000,000, then the Rent Credit for such first Lease Year of such Renewal Term and for each Lease Year thereafter during such Renewal Term would be $5,000,000 since the difference of $203,000,000 minus $197,000,000 is greater than the maximum allowable Rent Credit of $5,000,000 pursuant to subsection (b)(ii) above.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.
If, for the first Lease Year of the first Renewal Term, the Minimum Rent as established pursuant to Section 4.1.3 were established by reference to clause (a) of Section 4.1.3 for such first Lease Year, then the Rent Credit for such first Lease Year of such Renewal Term and for each Lease Year thereafter during such Renewal Term would be $0 pursuant to the terms of subsection (b)(i) above.

*Subject to proration as provided in Section 4.1.5 of this Lease.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 4.1.6
[RESERVED]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 4.6
[RESERVED]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 5.3(a)
EXCLUDED PROPERTY
“Excluded Property” shall mean:

(a)
Any right, title or interest in the trademarks or tradenames with respect to the corporate name of Tenant or any of its affiliates (including, without limitation, “Emeritus”, “Brookdale”, “Brookdale Senior Living Inc.”, or any variation thereof),

(b)	any items, tangible or intangible, consisting of “Proprietary Information” (as defined below) relating to a Facility, and

(c)
any other assets that may be agreed upon between Tenant and a third-party successor operator in any operations transfer agreement contemplated hereunder. It is acknowledged and agreed that none of the right, title and interest in the trademarks, tradenames, symbols, logos, slogans, designs, insignia, emblems, devices, service marks and distinctive designs of buildings and signs, or combinations thereof, which are used to identify a Facility (including, without limitation, the name of such Facility), except for any trademark or tradename with respect to the corporate name of Tenant or any of its Affiliates included therein (collectively, the “Facility Proprietary Marks”), are included in Tenant’s Excluded Property. Solely for purposes of this definition, “Proprietary Information” shall mean (i) all proprietary information or intellectual property of Tenant or any of its Affiliates, except for (x) the specific information and property that pertain exclusively to a Facility or those served at such Facility (including, without limitation, the Facility Proprietary Marks) and (y) the books and records which relate exclusively to such Facility, (ii) all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by Tenant or any of its Affiliates in connection with the property management system and all future electronic systems developed by Tenant or any of its Affiliates for use with respect to a Facility or Tenant and its Affiliates, (iii) all manuals, brochures and directives used by Tenant or any of its Affiliates with respect to the procedures and techniques to be used in operating a Facility, and (iv) employee records which must remain confidential either under applicable legal requirements or under reasonable corporate policies of Tenant and its Affiliates.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 5.3(b)
FACILITIES PREVIOUSLY UNDER EXISTING LEASES WITH NO VEHICLE CONVEYANCE REQUIREMENT
[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 5.10.1
AFFILIATE MANAGEMENT AGREEMENTS
[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 6.3.5
ILLUSTRATIVE EXAMPLE
[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 6.5.5.9
FORM OF OFFICER’S CERTIFICATE FOR REVENUE ENHANCING PROJECTS
[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 7.2.7
FORM OF GUARANTY REAFFIRMATION
ACKNOWLEDGEMENT AND REAFFIRMATION OF GUARANTOR
Capitalized terms used in this Acknowledgement and Reaffirmation of Guarantor shall have the meaning ascribed thereto in the foregoing Agreement.
Brookdale Senior Living Inc. (“Guarantor”) has executed and delivered that certain Amended and Restated Guaranty (the “Master Lease Guaranty”) dated as of the date of the Agreement, pursuant to which Guarantor has guaranteed the obligations of the Master Lease Tenants under the Master Lease.
Guarantor hereby (a) acknowledges and agrees that the Master Lease Guaranty remains in full force and effect, and (b) agrees that its obligations under the Guaranty shall extend to the Master Lease after giving effect to this Agreement.
This Acknowledgement and Reaffirmation of Guarantor shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
[SIGNATURES ON FOLLOWING PAGE]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement and Reaffirmation of Guarantor effective as of the Amendment Date.
BROOKDALE SENIOR LIVING INC., a Delaware corporation

By:    ____________________________________
Name: _____________________________
Title: ______________________________

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.